AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 13, 2007


                                                              FILE NO. 033-65137
                                                               FILE NO. 811-7455
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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                               ------------------
                                    FORM N-1A
                             REGISTRATION STATEMENT
                                    UNDER THE
                             SECURITIES ACT OF 1933

                           PRE-EFFECTIVE AMENDMENT NO.                      [ ]
                         POST-EFFECTIVE AMENDMENT NO. 24                    |X|

                                     AND/OR
                             REGISTRATION STATEMENT
                                    UNDER THE
                          INVESTMENT COMPANY ACT OF 1940                    [ ]

                                 AMENDMENT NO. 25                           |X|

                        (CHECK APPROPRIATE BOX OR BOXES)
                               ------------------
                           PHOENIX OPPORTUNITIES TRUST
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)
                               ------------------
               101 MUNSON STREET, GREENFIELD, MASSACHUSETTS 01301
               (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES) (ZIP CODE)

         C/O PHOENIX EQUITY PLANNING CORPORATION - SHAREHOLDER SERVICES
                                 (800) 243-1574
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

The current prospectus contained in Part A of Registrant's Post-Effective Amendment No. 23 under the Securities Act of 1933, and No. 25 under the Investment Company Act of 1940, filed on January 30, 2007, is incorporated by reference herein. This Post-Effective Amendment is being filed for the sole purpose registering additional series in the trust, which series will be contained in two separate prospectuses.
                               ------------------
                        Counsel and Chief Legal Officer:
                               Kevin J. Carr, Esq.
                           Vice President and Counsel
                         Phoenix Life Insurance Company
                                One American Row
                        Hartford, Connecticut 06102-5056

                               John H. Beers, Esq.
                            Vice President and Clerk
                         Phoenix Life Insurance Company
                                One American Row
                        Hartford, Connecticut 06102-5056
                     (Name and address of Agent for Service)
                               ------------------

 It is proposed that this filing will become effective (check appropriate box):

 [ ]  immediately upon filing pursuant to paragraph (b)
      on             pursuant to paragraph (b)
 [ ]  60 days after filing pursuant to paragraph (a)(1)
 [ ] on or at such later date as the Commission shall order pursuant to paragraph (a)(3)
 |X|  75 days after filing pursuant to paragraph (a)(2)

 [ ]  on             pursuant to paragraph (a)(2) of Rule 485.
 If appropriate, check the following box:
 [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.
================================================================================

The current prospectus contained in Part A of Registrant's Post-Effective Amendment No. 23 under the Securities Act of 1933, and No. 25 under the Investment Company Act of 1940, filed on January 30, 2007, is incorporated by reference herein. This Post-Effective Amendment is being filed for the sole purpose of registering additional series in the trust, which series will be contained in two separate prospectuses.

PHOENIX OPPORTUNITIES TRUST
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TABLE OF CONTENTS
Phoenix Bond Fund
   Investment Risk and Return Summary.....................................     1
   Fund Fees and Expenses.................................................     4
   Management of the Fund.................................................     5
Phoenix CA Tax Exempt Bond Fund
   Investment Risk and Return Summary.....................................     8
   Fund Fees and Expenses.................................................    11
   Management of the Fund.................................................    12
Phoenix Core Bond Fund
   Investment Risk and Return Summary.....................................    14
   Fund Fees and Expenses.................................................    17
   Management of the Fund.................................................    18
Phoenix Emerging Markets Bond Fund
   Investment Risk and Return Summary.....................................    21
   Fund Fees and Expenses.................................................    25
   Management of the Fund.................................................    26
Phoenix High Yield Fund
   Investment Risk and Return Summary.....................................    28
   Fund Fees and Expenses.................................................    31
   Management of the Fund.................................................    32
Phoenix Money Market Fund
   Investment Risk and Return Summary.....................................    35
   Fund Fees and Expenses.................................................    39
   Management of the Fund.................................................    40
Phoenix Multi-Sector Fixed Income Fund
   Investment Risk and Return Summary.....................................    41
   Fund Fees and Expenses.................................................    45
   Management of the Fund.................................................    46
Phoenix Multi-Sector Short Term Bond Fund
   Investment Risk and Return Summary.....................................    48
   Fund Fees and Expenses.................................................    51
   Management of the Fund.................................................    52
Risks Related to Principal Investment Strategies..........................    54
Additional Investment Techniques..........................................    59
Pricing of Fund Shares....................................................    64
Sales Charges.............................................................    66
Your Account..............................................................    74
How to Buy Shares.........................................................    76
How to Sell Shares........................................................    76
Things You Should Know When Selling Shares................................    77
Account Policies..........................................................    79
Investor Services and Other Information...................................    82
Tax Status of Distributions...............................................    84
Financial Highlights......................................................    84

PHOENIX BOND FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE

Phoenix Bond Fund has an investment objective of high total return from both current income and capital appreciation. There is no guarantee that the fund will achieve its objective. The fund's investment objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

> The fund invests in a diversified portfolio of bonds. Under normal circumstances, the fund invests at least 80% of its assets in bonds, at least 65% of which are rated at the time of investment Baa3 or higher by Moody's Investors Service ("Moody's") or BBB- or higher by Standard & Poor's Corporation ("S&P"). However, the fund may invest in high yield-high risk fixed income securities (junk bonds). As of March 31, 2007, the average rating of the fund's portfolio was ___ or ___. "Bonds" are fixed income debt securities of various types of issuers, including corporate bonds, mortgage-backed and asset-backed securities, U.S. Government securities and other short-term instruments. The fund's policy of investing 80% of its assets in bonds may be changed only upon 60 days written notice to shareholders.

> The adviser manages the fund's investment program and general operations of the fund, including oversight of the subadviser. The subadviser manages the investments of the fund. The subadviser uses a value-driven style that focuses on issue and sector selection, measured interest rate anticipation and trading opportunities.

> Securities selected for fund investment may be of any maturity or duration. Duration measures the interest rate sensitivity of a fixed income security by assessing and weighting the present value of a security's payment pattern. Normally, the fund's dollar-weighted average duration will vary between two and eight years. The subadviser may adjust the fund's dollar-weighted average duration based on changing expectations for the federal funds rate, the shape of the yield curve, swap spreads, mortgage prepayments, credit spreads, and capital market liquidity. For instance, if the federal funds rate is expected to rise, the subadviser may choose to move the fund's dollar-weighted average duration to the lower end of the band. Within this context, it is expected that the fund's dollar-weighted average maturity will range between three and fifteen years. On March 31, 2007, the average duration of the fund's fixed income securities was ___ years and the average maturity was __ years. Theoretically, for a fund maintaining an average duration of ___ years, a one percent increase in interest rates would cause a ___% decrease in the value of the fund's fixed income assets. Similarly, a one percent decrease in interest rates would cause the value of the fund's fixed income assets to increase by ___%.


                                                            Phoenix Bond Fund  1

> Securities may be reviewed for sale due to anticipated changes in interest rates, changes in the creditworthiness of issuers, or general financial or market developments.

> The subadviser's investment strategies may result in a higher portfolio turnover rate for the fund. A high portfolio turnover rate increases costs to the fund, negatively affects fund performance, and may increase capital gain distributions, resulting in greater tax liability to you.

Temporary Defensive Strategy: When the subadviser determines that market conditions warrant, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by investing, without limit, in cash and cash equivalents. In such instances, the fund may not achieve its investment objective.

Please see "Additional Investment Techniques" for other investment techniques of the fund.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

If you invest in this fund, you risk losing your investment.

o CREDIT RISK - The risk that an issuer of a security will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer's ability to make such payments will cause the price of the security to decline.

o HIGH YIELD SECURITIES RISK - The risk that lower rated securities generally have a higher incidence of default a0nd may be less liquid than higher rated securities.

o INTEREST RATE RISK - The risk that bond prices overall will decline because of rising interest rates.

o MORTGAGE BACKED AND ASSET BACKED SECURITIES RISK - The risk that certain factors may negatively affect the value of mortgage backed and asset backed securities, causing them to fluctuate to a greater degree than other debt securities.

o U.S. GOVERNMENT SECURITIES RISK - The risk that although backed by the U.S. Government, these securities are subject to price fluctuations.

For a more detailed description of the above risks, see Risks Related to Principal Investment Strategies, page __.

2  Phoenix Bond Fund

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix Bond Fund. The bar chart shows changes in the fund's Class I Shares (formerly Class X Shares) performance from year to year over a 10-year period.(1) The table shows how the fund's average annual returns compare to those of a broad-based securities market index. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

[GRAPHIC OMITTED]

           CALENDAR YEAR              ANNUAL RETURN (%)
               1997                         12.83
               1998                          7.66
               1999                          1.57
               2000                          8.67
               2001                          5.60
               2002                          9.70
               2003                          6.99
               2004                          4.54
               2005                          2.09
               2006                          4.58

(1) The fund's annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 4.23% (quarter ending December 31, 1997) and the lowest return for a quarter was -2.25% (quarter ending June 30, 2004). Year-to-date performance (through March 31, 2007) is ____ %.

----------------------------------------------------------------------------------------------------------------
                                                                                     SINCE INCEPTION(3)
  AVERAGE ANNUAL TOTAL RETURNS                                               -----------------------------------
  (FOR THE PERIODS ENDED 12/31/06)(2)        1 YEAR     5 YEARS    10 YEARS    CLASS A    CLASS B     CLASS C
------------------------------------------ ---------- ----------- ---------- ----------- ---------- ------------
  Class I
------------------------------------------ ---------- ----------- ---------- ----------- ---------- ------------
     Return Before Taxes                      4.58%      5.55%       6.37%         --         --          --
------------------------------------------ ---------- ----------- ---------- ----------- ---------- ------------
     Return After Taxes on Distributions(4)   2.95%      3.75%       4.06%         --         --          --
------------------------------------------ ---------- ----------- ---------- ----------- ---------- ------------
     Return After Taxes on Distributions      2.94%      3.69%       4.03%         --         --          --
     and Sale of Fund Shares(4)
------------------------------------------ ---------- ----------- ---------- ----------- ---------- ------------
  Class A
------------------------------------------ ---------- ----------- ---------- ----------- ---------- ------------
     Return Before Taxes                     -0.61%      4.21%         --        4.49%        --          --
------------------------------------------ ---------- ----------- ---------- ----------- ---------- ------------
  Class B
------------------------------------------ ---------- ----------- ---------- ----------- ---------- ------------
     Return Before Taxes                     -0.43%      4.45%         --          --       4.30%         --
------------------------------------------ ---------- ----------- ---------- ----------- ---------- ------------
  Class C
------------------------------------------ ---------- ----------- ---------- ----------- ---------- ------------
     Return Before Taxes                      3.56%      4.44%         --          --         --        4.30%
------------------------------------------ ---------- ----------- ---------- ----------- ---------- ------------
  Lehman Aggregate Bond Index(5)              4.33%      5.06%       6.24%       5.73%      5.73%       5.73%
----------------------------------------------------------------------------------------------------------------

(2) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares and Class C Shares.

(3) Class A Shares, Class B Shares and Class C Shares since July 1, 1998.

(4) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class I); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(5) The Lehman Brothers Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total-return basis. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.


                                                            Phoenix Bond Fund  3

FUND FEES AND EXPENSES
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This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                            CLASS I       CLASS A       CLASS B      CLASS C
                                                            SHARES        SHARES        SHARES       SHARES
                                                            ------        ------        ------       ------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)

Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                None          4.75%         None         None

Maximum Deferred Sales Charge (load) (as a percentage        None        None(a)       5.00%(b)     1.00%(c)
of the lesser of the value redeemed or the amount
invested)

Maximum Sales Charge (load) Imposed on Reinvested            None          None          None         None
Dividends

Redemption Fee                                               None          None          None         None

Exchange Fee                                                 None          None          None         None
                                                        --------------------------------------------------------

                                                            CLASS I       CLASS A       CLASS B      CLASS C
                                                            SHARES        SHARES        SHARES       SHARES
                                                            ------        ------        ------       ------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)

Management Fees                                              0.50%        0.50%          0.50%        0.50%

Distribution and Shareholder Servicing (12b-1) Fees(d)       None         0.25%          1.00%        1.00%

Other Expenses                                               0.40%        0.44%          0.81%        1.95%
                                                            -------      -------        -------      -------

TOTAL ANNUAL FUND OPERATING EXPENSES                         0.90%        1.19%          2.31%        3.45%

Expense Reduction(e)                                        (0.00)%      (0.04)%        (0.41)%      (1.55)%
                                                            -------      -------        -------      -------
NET FUND OPERATING EXPENSES                                  0.90%        1.15%          1.90%        1.90%
                                                            =======      =======        =======      =======

--------------------
(a) A contingent deferred sales charge of 1% may apply on certain redemptions made within one year following purchases on which a finder's fee has been paid. The one-year period begins on the last day of the month preceding the month in which the purchase was made.

(b) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

(c) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(d) Distribution and Shareholder Servicing Fees represent an asset-based sales charge that, for a long-term shareholder, over time may be higher than the maximum front-end sales charge permitted by the NASD.

(e) Contractual arrangement with the fund's investment adviser to limit total operating expenses (excluding interest, taxes and extraordinary expenses) through [January 31, 2008,] so that such expenses do not exceed 0.90% for Class I Shares, 1.15% for Class A Shares, 1.90% for Class B Shares and 1.90% for Class C Shares. The adviser will not seek to recapture any operating expenses reimbursed under this arrangement unless authorized to do so by the Board of Trustees.

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


4  Phoenix Bond Fund

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   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------
   Class I                      $84                   $262                   $455                 $1,014
-----------------------------------------------------------------------------------------------------------------
   Class A                      $583                  $819                  $1,074                $1,803
-----------------------------------------------------------------------------------------------------------------
   Class B                      $591                  $878                  $1,192                $2,313
-----------------------------------------------------------------------------------------------------------------
   Class C                      $291                  $912                  $1,655                $3,617
-----------------------------------------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------
   Class B                      $191                  $678                  $1,192                $2,313
-----------------------------------------------------------------------------------------------------------------
   Class C                      $191                  $912                  $1,655                $3,617
-----------------------------------------------------------------------------------------------------------------

The examples assume that the expense reimbursement obligations of the adviser are in effect through [January 31, 2008.] Thereafter, the examples do not reflect any reimbursement obligations.



MANAGEMENT OF THE FUND
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THE ADVISER AND SUBADVISER

Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for over 60 mutual funds and as adviser to institutional clients. As of March 31, 2007, Phoenix had approximately $___ billion in assets under management. Phoenix has acted as an investment adviser for over 70 years.

SCM Advisors LLC ("SCM Advisors") is the subadviser to the fund and is located at 909 Montgomery Street, San Francisco, CA 94133. SCM Advisors acts as subadviser to six mutual funds and as investment adviser to institutions and individuals. As of March 31, 2007, SCM Advisors had approximately $__ billion in assets under management. SCM Advisors has been an investment adviser since 1989.

Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program, overseeing the fund's subadviser and recommending its hiring, termination and replacement, and for the general operations of the fund. SCM Advisors, as subadviser, is responsible for day-to-day management of the fund's portfolio. Phoenix and SCM Advisors manage the fund's assets to conform with the investment policies as described in this prospectus.


                                                            Phoenix Bond Fund  5

The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rate:

----------------------------------------------------------------------------------------------------------------
  Bond Fund                                                                       0.50%
----------------------------------------------------------------------------------------------------------------

The adviser has contractually agreed to limit total operating expenses of the fund (excluding interest, taxes and extraordinary expenses), through January 31, 2008, so that such expenses do not exceed the following percentages of the average annual net asset values for the fund. The adviser will not seek to recapture any operating expenses reimbursed under this arrangement unless authorized to do so by the Board of Trustees.

----------------------------------------------------------------------------------------------------------------
                                              Class I           Class A          Class B           Class C
                                               Shares           Shares            Shares           Shares
----------------------------------------------------------------------------------------------------------------
   Bond Fund                                   0.90%             1.15%            1.90%             1.90%
----------------------------------------------------------------------------------------------------------------

During the last fiscal year, the fund paid total management fees of $385,870.
The ratio of management fees to average net assets for the fiscal year ended
September 30, 2006 was 0.50%.

Phoenix pays SCM Advisors a subadvisory fee at the following rate:

----------------------------------------------------------------------------------------------------------------
   Bond Fund                                                                     0.25%
----------------------------------------------------------------------------------------------------------------

The fund and Phoenix have received an exemptive order from the Securities and Exchange Commission that permits Phoenix, subject to certain conditions, and without the approval of shareholders, to: (a) employ a new unaffiliated subadviser for a fund pursuant to the terms of a new subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any subadvisory agreement; and (c) continue the employment of an existing subadviser on the same subadvisory agreement terms where an agreement has been assigned because of a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new subadviser that normally is provided in a proxy statement.

A discussion regarding the basis for the Board of Trustees approving the investment advisory and subadvisory agreements is available in the fund's semiannual report, covering the period October 1, 2005 through March 31, 2006.

PORTFOLIO MANAGEMENT

A team of investment professionals led by Albert Gutierrez is jointly and primarily responsible for the day-to-day management of the fund's portfolio. The members of the investment team and their areas of responsibility and expertise are as follows:

AL ALAIMO, CFA, CPA. Mr. Alaimo has served on the fund's portfolio management team since 2005. He also serves as a Portfolio Manager for the Phoenix High Yield Fund. He is Fixed Income Portfolio Manager and Director of Research at SCM Advisors focused primarily on


6  Phoenix Bond Fund
cable and satellite television, media, printing, packaging, consumer products, food and restaurants. Prior to joining SCM Advisors in 2001, Mr. Alaimo was Managing Director with Banc of America Securities LLC (1996-2001). He has 21 years of investment experience.

ROBERT L. BISHOP, CFA. Mr. Bishop has served on the fund's portfolio management team since 2005. He is Portfolio Manager and Trader of Fixed Income at Seneca focused primarily on quantitative techniques, corporate bonds, credit derivatives and structured securities. Prior to joining SCM Advisors in 2002, Mr. Bishop was in Corporate Bond Sales with Merrill Lynch (1989-2002). He has 27 years of investment experience.

ANDREW S. CHOW, CFA. Mr. Chow has served on the fund's portfolio management team since 2005. He is a Portfolio Manager and Trader of Fixed Income at Seneca focused primarily on mortgage-backed and asset-backed securities, convertibles and structured products. Prior to joining SCM Advisors in 2002, Mr. Chow was a Portfolio Manager for ING Pilgrim (2000-2002). He has 20 years of investment experience.

ALBERT GUTIERREZ, CFA. Mr. Gutierrez has led the fund's portfolio management team since 2002. He also serves as lead portfolio manager for the Phoenix High Yield Fund. He is Chief Investment Officer of Fixed Income at SCM Advisors and has been with SCM Advisors since 2002. Prior to joining SCM Advisors, Mr. Gutierrez headed portfolio management, trading and investment systems at American General Investment Management, managing $75 billion in client assets (2000-2002) and was in a similar capacity at Conseco Capital Management (1988-2000). He has 24 years of investment experience.

Please refer to the Statement of Additional Information for additional information about the fund's portfolio managers, including the structure of and method of computing compensation, other accounts they manage and their ownership of shares of the fund.


                                                            Phoenix Bond Fund  7

PHOENIX CA TAX-EXEMPT BOND FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE

Phoenix CA Tax-Exempt Bond Fund has an investment objective to obtain a high level of current income exempt from California state and local income taxes, as well as federal income tax, consistent with the preservation of capital. There is no guarantee that the fund will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES

> The fund invests in municipal securities that are tax exempt in California. California law requires that at least 50% of the fund's assets be invested in California tax-exempt state and local issues or tax-exempt federal obligations at the end of each quarter of its taxable year in order to be eligible to pay dividends to California residents that are exempt from California income taxes. Under normal circumstances, as a matter of fundamental policy, the fund invests at least 80% of its assets in bonds, the income from which is exempt from California state income tax and federal income tax, and may invest 100% of its assets in such securities. The term "bonds" includes municipal bonds, notes and lease obligations and tax-exempt commercial paper. Issuers include states, territories and possessions of the United States and their political subdivisions, agencies, authorities and instrumentalities, including Puerto Rico, Guam and the U.S. Virgin Islands.

> Debt obligations may be of any maturity and will be rated within the four highest rating categories by the nationally recognized statistical rating organizations at the time of investment, or if unrated, those that the adviser determines, pursuant to procedures reviewed and approved by the Board of Trustees, to be of comparable quality.

> Securities are selected using an analytical approach that focuses on the relative value of the security considering its credit rating, and the security's coupon rate, call features, maturity and average life.

> Issuers are selected based on sector (utility, healthcare, transportation, etc.), and the geographic opportunity presented by areas and regions that are experiencing economic growth.

> The portion of the fund's assets not invested in tax-exempt securities may be invested in taxable fixed income securities. Income from these investments may be subject to federal, state and local taxes.

Temporary Defensive Strategy: When, in the adviser's opinion, abnormal market or economic conditions warrant, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by holding taxable securities, retaining cash or investing part


8  Phoenix CA Tax-Exempt Bond Fund
or all of its assets in cash equivalents. When this allocation happens, the fund may not achieve its investment objective.

The fund may buy other types of securities or employ other portfolio management techniques. Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques of the fund.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

If you invest in this fund, you risk losing your investment.

o CALIFORNIA BONDS RISK - The risk that certain regulatory controls or changes in California will negatively affect the value of securities issued by the State of California.

o CONCENTRATION RISK - The risk that if the fund concentrates its investments in a single state, its portfolio will be more susceptible to factors adversely affecting issuers located in that state than would a more geographically diverse portfolio of securities.

o CREDIT RISK - The risk that an issuer of a security will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer's ability to make such payments will cause the price of the security to decline.

o INTEREST RATE RISK - The risk that bond prices overall will decline because of rising interest rates.

o LONG-TERM MATURITIES/DURATIONS RISK - The risk of greater price fluctuations than would be associated with securities having shorter maturities or durations.

o LOWER RATED SECURITIES RISK - The risk that lower rated securities generally have a higher incidence of default and may be less liquid than higher rated securities.

o MUNICIPAL MARKET RISK - The risk that certain factors may negatively affect the value of municipal securities, causing them to fluctuate in value to a greater degree than other debt securities.

o PUERTO RICO RISK - The risk that certain regulatory controls or changes in Puerto Rico will negatively affect the value of securities issued by the territory of Puerto Rico.

o TAX EXEMPT SECURITIES RISK - The risk that tax-exempt securities may not provide a higher after-tax return than taxable securities.

o UNRATED SECURITIES RISK - The risk that unrated securities may be more difficult to analyze.

For a more detailed description of the above risks, see Risks Related to Principal Investment Strategies, page __.


                                              Phoenix CA Tax-Exempt Bond Fund  9

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in Phoenix CA Tax-Exempt Bond Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over a 10-year period.(1) The table shows how the fund's average annual returns compare with those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

The Phoenix CA Tax-Exempt Bond Fund, series of Phoenix Opportunities Trust ("Successor Fund"), is the successor of the Phoenix CA Tax-Exempt Bond Fund, a series of a trust by the same name ("Predecessor Fund"), resulting from a reorganization of the Predecessor Fund with and into the Successor Fund on June __, 2007. The Predecessor Fund and the Successor Fund have identical investment objectives and strategies. The Successor Fund has adopted the past performance of the Predecessor Fund as its own. Therefore, the performance tables below include the performance of the shares of the Predecessor Fund prior to the Phoenix CA Tax-Exempt Bond Fund's commencement date.

[GRAPHIC OMITTED]

           CALENDAR YEAR              ANNUAL RETURN (%)
               1997                          8.37
               1998                          5.06
               1999                         -3.73
               2000                         13.30
               2001                          3.41
               2002                          9.00
               2003                          4.00
               2004                          3.57
               2005                          2.37
               2006                          4.16

(1) The fund's annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 5.94% (quarter ending September 30, 2002) and the lowest return for a quarter was -2.44% (quarter ending June 30, 2004). Year-to-date performance (through March 31, 2007) is ____ %.

----------------------------------------------------------------------------------------------------------------
  AVERAGE ANNUAL TOTAL RETURNS
  (FOR THE PERIODS ENDED 12/31/06)(2)                        1 YEAR            5 YEARS           10 YEARS
----------------------------------------------------------------------------------------------------------------
  Class A Shares
----------------------------------------------------------------------------------------------------------------
    Return Before Taxes                                      -0.79%             3.58%              4.35%
----------------------------------------------------------------------------------------------------------------
    Return After Taxes on Distributions(3)                   -0.96%             3.31%              4.09%
----------------------------------------------------------------------------------------------------------------
    Return After Taxes on Distributions(3)(4)                 0.92%             3.52%              4.21%
    and Sale of Fund Shares
----------------------------------------------------------------------------------------------------------------
  Lehman Brothers Aggregate Bond Index(5)                     4.33%             5.06%              6.24%
----------------------------------------------------------------------------------------------------------------
  Lehman Brothers California Municipal Bond Index(6)          5.13%             5.61%              5.88%
----------------------------------------------------------------------------------------------------------------

(2) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares.

(3) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(4) If the fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the fund's other return figures.

10  Phoenix CA Tax-Exempt Bond Fund

(5) The Lehman Brothers Aggregate Bond Index measures the U.S.
investment grade fixed rate bond market. The index is calculated on a total-return basis. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

(6) The Lehman Brothers California Municipal Bond Index measures long term investment grade, tax-exempt and fixed rate bonds issued in California. The index is calculated on a total-return basis. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

Class I Shares have been in existence only since September 29, 2006; therefore, performance information for Class I Shares is not included since this class of shares has not had a full calendar year of investment operations.



FUND FEES AND EXPENSES
--------------------------------------------------------------------------------


This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                                         CLASS A                 CLASS I
                                                                         SHARES                  SHARES
                                                                         ------                  ------

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)

Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                             4.75%                   None

Maximum Deferred Sales Charge (load) (as a percentage of the
lesser of the value redeemed or the amount invested)                     None(a)                  None

Maximum Sales Charge (load) Imposed on Reinvested Dividends               None                    None

Redemption Fee                                                            None                    None

Exchange Fee                                                              None                    None
                                                                   -------------------------------------------

                                                                         CLASS A                 CLASS X
                                                                         SHARES                  SHARES
                                                                         ------                  ------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)

Management Fees                                                           0.45%                   0.45%

Distribution and Shareholder Servicing (12b-1) Fees(b)                    0.25%                   None

Other Expenses                                                            0.58%                   0.58%(d)
                                                                         ------                  ------
TOTAL ANNUAL FUND OPERATING EXPENSES                                      1.28%                   1.03%

Expense Reduction(c)                                                     (0.43)%                 (0.43)%
                                                                         ------                  ------
NET ANNUAL FUND OPERATING EXPENSES                                        0.85%                   0.60%
                                                                         ======                  ======

-----------------------
(a) A contingent deferred sales charge of 1% may apply on certain redemptions made within one year following purchases on which a finder's fee has been paid. The one-year period begins on the last day of the month preceding the month in which the purchase was made.

 (b) Distribution and Shareholder Servicing Fees represent an asset-based sales charge that, for a long-term shareholder, over time may be higher than the maximum front-end sales charge permitted by the NASD.

(c) Contractual arrangement with the fund's investment adviser to limit the fund's total operating expenses (excluding interest, taxes and extraordinary expenses), through [September 30, 2007,] so that such expenses do not exceed 0.85% for Class A Shares and 0.60% for Class I Shares. The adviser will not seek to recapture any operating expenses reimbursed under this arrangement.

(d) Based on estimated amounts for the current fiscal year.


                                             Phoenix CA Tax-Exempt Bond Fund  11

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------
   Class A                      $558                  $803                  $1,087                $1,895
-----------------------------------------------------------------------------------------------------------------
   Class I                      $61                   $266                   $508                 $1,203
-----------------------------------------------------------------------------------------------------------------

The examples assume that the expense reimbursement obligations of the adviser are in effect through [September 30, 2007.] Thereafter, the examples do not reflect any expense reimbursement obligations.



MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


THE ADVISER

Phoenix Investment Counsel, Inc., ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for over 60 mutual funds and as adviser to institutional clients. As of March 31, 2007, Phoenix had approximately $___ billion in assets under management. Phoenix has acted as an investment adviser for over 70 years.

Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program, the general operations and the day-to-day management of the fund's portfolio. Phoenix manages the fund's assets to conform with the investment policies as described in this prospectus.

The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates.

-----------------------------------------------------------------------------------------------------------------
                                                                    $1+ billion
                                        First $1 billion         through $2 billion           $2+ billion
-----------------------------------------------------------------------------------------------------------------
   Management Fee                             0.45%                    0.40%                     0.35%
-----------------------------------------------------------------------------------------------------------------


12  Phoenix CA Tax-Exempt Bond Fund

During the last fiscal year, the fund paid total management fees of $226,263. The ratio of management fees to average net assets for the fiscal year ended April 30, 2006 was 0.45%.

Phoenix has contractually agreed to limit the fund's total operating expenses (excluding interest, taxes and extraordinary expenses) through September 30, 2007 so that such expenses do not exceed 0.85% for Class A Shares and 0.60% for Class I Shares. The adviser will not seek to recapture any operating expenses reimbursed under this arrangement.

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement is available in the fund's 2006 annual report covering the period May 1, 2005 through April 30, 2006.

PORTFOLIO MANAGEMENT

TIMOTHY M. HEANEY, CFA. Mr. Heaney is the Portfolio Manager of the fund and as such is primarily responsible for the day-to-day management of the fund's portfolio. He has managed the fund since September 1997 and previously co-managed the fund from March 1996. Mr. Heaney is Managing Director, Fixed Income (since 1997) of Phoenix, and was previously Director, Fixed Income Research (1996 to 1997) and Investment Analyst (1995 to 1996). He served as Investment Analyst of Phoenix Life Insurance Company from 1992 until 1994. Mr. Heaney also co-manages DTF Tax-Free Income Inc., a closed-end fund.

Please refer to the Statement of Additional Information for additional information about the fund's portfolio manager, including the structure of and method of computing compensation, other accounts he manages and his ownership of shares of the fund.


                                             Phoenix CA Tax-Exempt Bond Fund  13

PHOENIX CORE BOND FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE

Phoenix Core Bond Fund has an investment objective to seek both current income and capital appreciation. There is no guarantee that the fund will achieve its objective. The fund's investment objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

> Under normal circumstances, the fund invests at least 80% of its assets in investment grade bonds of U.S. issuers. "Bonds" are fixed income debt securities of various types of issuers, including corporate bonds, short-term instruments, U.S. Government securities, mortgage-backed and asset-backed securities, collateralized mortgage obligations (CMOs) and municipal securities. Investment grade bonds are those with credit ratings, at the time of acquisition, within the four highest rating categories of a nationally recognized statistical rating organization, or if unrated, those that the subadviser determines, pursuant to procedures reviewed and approved by the Board of Trustees, are of comparable quality. The fund intends to maintain an average credit quality of "A" or better as rated by Moody's Investors Services, Inc. or Standard & Poor's. If after the time of investment a security's rating declines, the fund is not obligated to sell the security. The fund's policy of investing 80% of its assets in bonds may be changed only upon 60 days written notice to shareholders.

> The adviser manages the fund's investment program and general operations of the fund, including oversight of the fund's subadviser. The subadviser manages the investments of the fund. Securities are selected using a sector rotation approach. The subadviser seeks to adjust the portion of fund investment in various sectors (such as U.S. corporates, foreign corporates, U.S. Governments and foreign governments, as well as asset-backed, mortgage-backed and municipal bonds) and the selections within sectors to obtain higher relative returns. The subadviser selects those sectors that it believes offer attractive values. Securities within sectors are selected based on general economic and financial conditions and the issuer's business, management, cash, assets, earnings and stability. Securities selected for investment are those that the subadviser believes offer the best potential for total return based on risk-reward tradeoff.

> Interest rate risk is managed by a duration neutral strategy. The subadviser attempts to maintain the duration of the fund at a level similar to that of its benchmark, the Lehman Brothers Aggregate Bond Index. Duration measures the interest rate sensitivity of a fixed income security by assessing and weighting the present value of the security's payment pattern. Generally, the longer the maturity the greater the duration and therefore the greater effect interest rate changes have on the price of the security. By maintaining the duration of the fund at a level similar to that of the fund's benchmark, the subadviser believes that the fund's exposure to interest rate risk is more


14  Phoenix Core Bond Fund
         consistent with its benchmark's risk profile than that of a fund that attempts to predict future interest rate changes. On March 31, the modified adjusted duration of the Lehman Brothers Aggregate Bond Index was ___ years; the modified adjusted duration of the fund was ___ years. Typically, for a fund maintaining a modified adjusted duration of ___ years, a one percent increase in interest rates would cause a ___% decrease in the value of the fund's fixed income assets. Similarly, a one percent decrease in interest rates typically would cause the value of the fund's fixed income assets to increase by ___%.

>        Securities selected for fund investment may be of any maturity.
         However, the subadviser attempts to maintain a maturity composition similar to that of its benchmark in an effort to maintain an interest rate risk profile consistent with the benchmark. Maturity composition refers to the percentage of securities within specific maturity ranges as well as the aggregate weighted average fund maturity. On March 31, 2007, the average maturity of the Lehman Brothers Aggregate Bond Index was ___ years; the average adjusted maturity of the fund was ___ years.

> Generally, securities are sold when the subadviser believes the issue has realized its value or to take advantage of attractive values in other sectors.

Please see "Additional Investment Techniques" for other investment techniques of the fund.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

If you invest in this fund, you risk losing your investment.

o CREDIT RISK - The risk that an issuer of a security will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer's ability to make such payments will cause the price of the security to decline.

o FOREIGN SECURITIES RISK - The risk that the prices of foreign securities may be more volatile than those of their domestic counterparts.

o INTEREST RATE RISK - The risk that bond prices overall will decline because of rising interest rates.

o MORTGAGE BACKED AND ASSET BACKED SECURITIES RISK - The risk that certain factors may negatively affect the value of mortgage backed and asset backed securities, causing them to fluctuate to a greater degree than other debt securities.

o MUNICIPAL MARKET RISK - The risk that certain factors may negatively affect the value of municipal securities, causing them to fluctuate in value to a greater degree than other debt securities.

o U.S. GOVERNMENT SECURITIES RISK - The risk that although backed by the U.S. Government, these securities are subject to price fluctuations.

For a more detailed description of the above risks, see Risks Related to Principal Investment Strategies, page __.


                                                       Phoenix Core Bond Fund 15

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix Core Bond Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over a 10-year period.(1) The table shows how the fund's average annual returns compare to those of a broad-based securities market index. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

The Phoenix Core Bond Fund, series of Phoenix Opportunities Trust ("Successor Fund"), is the successor of the Phoenix Core Bond Fund, a series of Phoenix Series Fund ("Predecessor Fund"), resulting from a reorganization of the Predecessor Fund with and into the Successor Fund on June __, 2007. The Predecessor Fund and the Successor Fund have identical investment objectives and strategies. The Successor Fund has adopted the past performance of the Predecessor Fund as its own. Therefore, the performance tables below include the performance of the shares of the Predecessor Fund prior to the Phoenix Core Bond Fund's commencement date.

[GRAPHIC OMITTED]

           CALENDAR YEAR              ANNUAL RETURN (%)
               1997                          9.19
               1998                          6.56
               1999                         -2.96
               2000                          9.39
               2001                          7.58
               2002                          5.22
               2003                          2.81
               2004                          2.79
               2005                          1.72
               2006                          6.06

(1) The fund's annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the 10-year period shown in the chart above, the highest return for a quarter was 4.39% (quarter ending September 30, 1998) and the lowest return for a quarter was -2.62% (quarter ending June 30, 2004). Year-to-date performance (through March 31, 2007) is ____ %.

----------------------------------------------------------------------------------------------------------------
                                                                                           SINCE INCEPTION(3)
   AVERAGE ANNUAL TOTAL RETURNS                                                          -----------------------
   (FOR THE PERIODS ENDED 12/31/06)(2)                1 YEAR      5 YEARS     10 YEARS          CLASS C
----------------------------------------------------------------------------------------------------------------
   Class A
----------------------------------------------------------------------------------------------------------------
     Return Before Taxes                               1.02%       2.70%        4.26%               --
----------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions(4)           -0.66%       0.75%        1.99%               --
----------------------------------------------------------------------------------------------------------------
     Return After Taxes on Distributions and           0.61%       1.13%        2.21%               --
     Sale of Fund Shares(4)(5)
----------------------------------------------------------------------------------------------------------------
   Class B
----------------------------------------------------------------------------------------------------------------
     Return Before Taxes                               1.19%       2.94%        3.98%               --
----------------------------------------------------------------------------------------------------------------
   Class C
----------------------------------------------------------------------------------------------------------------
     Return Before Taxes                               5.30%       2.95%          --              4.08%
----------------------------------------------------------------------------------------------------------------
   Lehman Brothers Aggregate Bond Index(6)             4.33%       5.06%        6.24%             6.29%
----------------------------------------------------------------------------------------------------------------

(2) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares and Class C Shares.

(3) Class C  Shares since October 12, 1999.

(4) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax

16  Phoenix Core Bond Fund
returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(5) The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a tax loss realized on sale of fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

(6) The Lehman Brothers Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total-return basis. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.



FUND FEES AND EXPENSES
--------------------------------------------------------------------------------


This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                               CLASS A          CLASS B          CLASS C
                                                               SHARES           SHARES           SHARES
                                                              ---------        ---------        ----------

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)

Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                  4.75%            None             None

Maximum Deferred Sales Charge (load) (as a percentage of
the lesser of the value redeemed or the amount invested)      None(a)          5.00%(b)         1.00%(c)

Maximum Sales Charge (load) Imposed on Reinvested

Dividends                                                      None             None             None

Redemption Fee                                                 None             None             None

Exchange Fee                                                   None             None             None
                                                         -----------------------------------------------------
                                                              CLASS A           CLASS B          CLASS C
                                                              SHARES            SHARES           SHARES
                                                             ---------         ---------        ----------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)

Management Fees                                                0.45%            0.45%            0.45%

Distribution and Shareholder Servicing (12b-1) Fees(d)         0.25%            1.00%            1.00%

Other Expenses                                                 0.54%            0.54%            0.54%
                                                              ------           ------           ------
TOTAL ANNUAL FUND OPERATING EXPENSES                           1.24%            1.99%            1.99%
Expense Reduction(e)                                         (0.24)%          (0.24)%          (0.24)%
                                                              ------           ------           ------
NET ANNUAL FUND OPERATING EXPENSES                             1.00%            1.75%            1.75%
                                                              ======           ======           ======

-----------------------
(a) A contingent deferred sales charge of 1% may apply on certain redemptions made within one year following purchases on which a finder's fee has been paid. The one-year period begins on the last day of the month preceding the month in which the purchase was made.

(b) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

(c) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(d) Distribution and Shareholder Servicing (12b-1) Fees represent an asset-based sales charge that, for a long-term shareholder, over time may be higher than the maximum front-end sales charge permitted by the NASD.

(e) Contractual arrangement with the fund's investment adviser to limit the fund's total operating expenses (excluding interest, taxes and extraordinary expenses) through [February 28, 2008,] so that such expenses do not exceed 1.00% for Class A Shares, 1.75% for Class B Shares and 1.75% for Class C Shares. The adviser will not seek to recapture any operating expenses reimbursed under this arrangement, unless authorized to do so by the Board of Trustees.


                                                      Phoenix Core Bond Fund  17

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same.

In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

------------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
------------------------------------------------------------------------------------------------------------------
   Class A                      $580                  $819                  $1,093                $1,874
------------------------------------------------------------------------------------------------------------------
   Class B                      $587                  $793                  $1,040                $2,086
------------------------------------------------------------------------------------------------------------------
   Class C                      $286                  $592                  $1,041                $2,287
------------------------------------------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

------------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
------------------------------------------------------------------------------------------------------------------
   Class B                      $187                  $593                  $1,040                $2,086
------------------------------------------------------------------------------------------------------------------
   Class C                      $186                  $592                  $1,041                $2,287
------------------------------------------------------------------------------------------------------------------

The examples assume that the expense reimbursement obligations of the adviser are in effect through [February 28, 2008.] Thereafter, the examples do not reflect any expense reimbursement obligations.



MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


The Adviser and Subadviser

Phoenix Investment Counsel, Inc. ("Phoenix") is investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as investment adviser for over 60 mutual funds and as adviser to institutional clients. As of March 31, 2007 Phoenix had approximately $___ billion in assets under management. Phoenix has acted as an investment adviser for over 70 years.


18  Phoenix Core Bond Fund

Goodwin Capital Advisers, Inc. ("Goodwin"), an affiliate of Phoenix, is the subadviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Goodwin acts as subadviser for nine mutual funds and manages fixed income assets for individuals and institutions.

Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program, overseeing the fund's subadviser and recommending its hiring, termination and replacement, and for the general operations of the fund. Goodwin, as subadviser, is responsible for the day-to-day management of the fund's portfolio. Phoenix and Goodwin manage the fund's assets to conform with the investment policies as described in this prospectus.

The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates:

-----------------------------------------------------------------------------------------------------------------
                                                                    $1+ billion
                                         First $1 billion        through $2 billion           $2+ billion
-----------------------------------------------------------------------------------------------------------------
   Management Fee                             0.45%                    0.40%                     0.35%
-----------------------------------------------------------------------------------------------------------------

The adviser has contractually agreed to limit total operating expenses of the fund (excluding interest, taxes and extraordinary expenses), through February
28, 2008, so that such expenses do not exceed the following percentages of the average annual net asset values for the fund. The adviser will not seek to recapture any operating expenses reimbursed under this arrangement, unless authorized to do so by the Board of Trustees.

-----------------------------------------------------------------------------------------------------------------
                                         Class A Shares            Class B Shares           Class C Shares
-----------------------------------------------------------------------------------------------------------------
   Core Bond Fund                             1.00%                    1.75%                     1.75%
-----------------------------------------------------------------------------------------------------------------

During the last fiscal year, the fund paid total management fees of $339,359. The ratio of management fees to average net assets for the fiscal year ended October 31, 2006 was 0.45%.

Phoenix pays Goodwin a subadvisory fee of 50% of the gross investment management fee.

The fund and Phoenix have received an exemptive order from the Securities and Exchange Commission that permits Phoenix, subject to certain conditions, and without the approval of shareholders, to: (a) employ a new unaffiliated subadviser for a fund pursuant to the terms of a new subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any subadvisory agreement; and (c) continue the employment of an existing subadviser on the same subadvisory agreement terms where an agreement has been assigned because of a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new subadviser that normally is provided in a proxy statement.

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement is available in the fund's semiannual report covering the period from November 1, 2005 through April 30, 2006.


                                                      Phoenix Core Bond Fund  19

PORTFOLIO MANAGEMENT

CYNTHIA A. BEAULIEU and CHRISTOPHER J. KELLEHER, CFA, CPA have served as co-portfolio managers of the fund since 2005 and as such are jointly and primarily responsible for the day-to-day management of the fund's portfolio.

Ms. Beaulieu is Managing Director of Goodwin. She serves as Portfolio Manager for institutional client portfolios and is responsible for managing the investment activity of several insurance company portfolios. Previously, she was associated with Phoenix, an affiliate of Goodwin, and has been with Phoenix since 1994. Since joining Phoenix, Ms. Beaulieu has held a number of positions of increasing responsibility, including trading, credit research and portfolio management. She has 15 years of investment experience.

Mr. Kelleher is Senior Managing Director of Goodwin. Mr. Kelleher also serves as portfolio manager for the Phoenix Institutional Bond Fund. He is responsible for institutional fixed income management. Previously, he was associated with Phoenix, an affiliate of Goodwin, and has been with Phoenix since 1986. He has 22 years of investment experience.

Please refer to the Statement of Additional Information for additional information about the fund's portfolio managers, including the structure of and method of computing compensation, other accounts they manage and their ownership of shares of the fund.


20  Phoenix Core Bond Fund

PHOENIX EMERGING MARKETS BOND FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVES

Phoenix Emerging Markets Bond Fund has an investment objective of high current income and a secondary objective of long-term capital appreciation. There is no guarantee that the fund will achieve its objectives. The fund's investment objectives may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

> Under normal circumstances, the fund invests at least 80% of its assets in emerging market bonds, which are debt obligations of emerging markets issuers. An issuer is deemed to be an emerging markets issuer if it is organized under the laws of an emerging market country, its principal securities trading market is in an emerging market country, or at least 50% of its assets, gross revenue or profit, at the time of investment, has been derived from emerging market country activities. The subadviser considers emerging markets to be any country that is defined as an emerging or developing economy by the World Bank, International Finance Corporation, or The United Nations or its authorities. The fund's policy of investing 80% of its assets in emerging markets bonds may be changed only upon 60 days written notice to shareholders.

> The fund is non-diversified under federal securities laws. Generally, the fund invests in issuers in three or more countries; however, it may concentrate more than 25% of its assets in issuers of a single country.

> Fund investments are predominantly in high yield-high risk debt securities ("junk bonds"). To reduce currency risk, the fund invests primarily in U.S. dollar denominated debt securities.

> The fund may invest in equity securities of any capitalization and may enter into credit default, interest rate, total return and cross currency swap agreements.

> The adviser manages the fund's investment program and general operations of the fund, including oversight of the fund's subadviser. The subadviser manages the investments of the fund. The subadviser selects securities and countries for investment that it believes have strong fundamentals such as cash flow and economic stability. Securities may be evaluated for sale if the security underperforms based on original expectations or if there are changes in the original fundamentals.

> Interest rate risk is managed by a duration neutral strategy. The subadviser attempts to maintain the duration of the fund at a level similar to that of its benchmark, the JP Morgan Emerging Markets Bond Index Plus. Duration measures the interest rate


                                          Phoenix Emerging Markets Bond Fund  21
         sensitivity of a fixed income security by assessing and weighting the present value of the security's payment pattern. Generally, the longer the maturity the greater the duration and; therefore, the greater effect interest rate changes have on the price of the security. By maintaining the duration of the fund at a level similar to that of the fund's benchmark, the subadviser believes that the fund's exposure to interest rate risk is more consistent with its benchmark's risk profile than that of a fund that attempts to predict future interest rate changes. On March 31, 2007 the modified adjusted duration of the JP Morgan Emerging Markets Bond Index Plus was ___ years; the modified adjusted duration of the fund was ___ years. Typically, for a fund maintaining a modified adjusted duration of ___ years, a one percent increase in interest rates typically would cause a ___% decrease in the value of the fund's fixed income assets. Similarly, a one percent decrease in interest rates would cause the value of the fund's fixed income assets to increase by ___%.

>        Securities selected for portfolio investment may be of any maturity.
         However, the adviser attempts to maintain a maturity composition similar to that of its benchmark in an effort to maintain an interest rate risk profile consistent with its benchmark. Maturity composition refers to the percentage of securities within specific maturity ranges as well as the aggregate weighted average portfolio maturity. On March 31, 2007 the average maturity of the JP Morgan Emerging Markets Bond Index Plus was ___ years; the average adjusted maturity of the fund was ___ years.

> The subadviser's investment strategies may result in a high portfolio turnover rate for the fund. A high portfolio turnover rate increases brokerage and other transaction costs to the fund, negatively affects fund performance, and may increase capital gain distributions, resulting in a greater tax liability to you.

Temporary Defensive Strategy: If the adviser does not believe that market conditions are favorable to the fund's principal strategies, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by investing, without limit, in U.S. debt securities, including short-term money market instruments. When this allocation happens, the fund may not achieve its investment objectives.

Please refer to "Additional Investment Techniques" for other investment techniques of the fund.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

If you invest in this fund, you risk losing your investment.

o CREDIT RISK - The risk that an issuer of a security will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer's ability to make such payments will cause the price of the security to decline.

o EMERGING MARKETS RISK - The risk that prices of emerging markets securities may be more volatile than those of their counterparts in more established foreign markets.


22  Phoenix Emerging Markets Bond Fund

o EQUITY SECURITIES RISK - The risk that the prices of equity securities are generally more volatile than those of fixed income securities.

o FOREIGN SECURITIES RISK - The risk that the prices of foreign securities may be more volatile than those of their domestic counterparts.

o HIGH YIELD SECURITIES RISK - The risk that lower rated securities generally have a higher incidence of default and may be less liquid than higher rated securities.

o INTEREST RATE RISK - The risk that bond prices overall will decline because of rising interest rates.

o LONG-TERM MATURITIES/DURATIONS RISK - The risk of greater price fluctuations than would be associated with securities having shorter maturities or durations.

o NON-DIVERSIFICATION RISK - The risk that if a fund invests a greater proportion of its assets in a small number of issuers, changes in the price of those securities may cause the fund's return to fluctuate more than that of a diversified investment company.

For a more detailed description of the above risks, see Risks Related to Principal Investment Strategies, page __.


                                          Phoenix Emerging Markets Bond Fund  23

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix Emerging Markets Bond Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over a 10-year period.(1) The table shows how the fund's average annual returns compare to those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

The Phoenix Emerging Markets Bond Fund, series of Phoenix Opportunities Trust ("Successor Fund"), is the successor of the Phoenix Emerging Markets Bond Fund, a series of Phoenix Multi-Portfolio Fund ("Predecessor Fund"), resulting from a reorganization of the Predecessor Fund with and into the Successor Fund on June __, 2007. The Predecessor Fund and the Successor Fund have identical investment objectives and strategies. The Successor Fund has adopted the past performance of the Predecessor Fund as its own. Therefore, the performance tables below include the performance of the shares of the Predecessor Fund prior to the Phoenix Emerging Markets Bond Fund's commencement date.

[GRAPHIC OMITTED]

           CALENDAR YEAR              ANNUAL RETURN (%)
               1997                         13.73
               1998                        -32.88
               1999                         40.04
               2000                          1.12
               2001                          5.57
               2002                         12.05
               2003                         31.88
               2004                          8.80
               2005                          9.58
               2006                          8.79

(1) The fund's annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 16.84% (quarter ending December 31, 1998) and the lowest return for a quarter was -35.96% (quarter ending September 30, 1998). Year-to-date performance (through March 31, 2007) is ____ %.

---------------------------------------------------------------------------------------------------------------
                                                                                            SINCE INCEPTION(3)
AVERAGE ANNUAL TOTAL RETURNS                                                                -------------------
(FOR THE PERIODS ENDED 12/31/06)(2)                    1 YEAR       5 YEARS     10 YEARS         CLASS C
---------------------------------------------------- ------------ ------------ ------------ -------------------
Class A
---------------------------------------------------- ------------ ------------ ------------ -------------------
  Return Before Taxes                                   3.62%       12.79%        7.62%              --
---------------------------------------------------- ------------ ------------ ------------ -------------------
  Return After Taxes on Distributions(4)                1.58%        9.99%        3.24%              --
---------------------------------------------------- ------------ ------------ ------------ -------------------
  Return After Taxes on Distributions and               2.29%        9.32%        3.52%              --
  Sale of Fund Shares(4) (5)
---------------------------------------------------- ------------ ------------ ------------ -------------------
Class B
---------------------------------------------------- ------------ ------------ ------------ -------------------
  Return Before Taxes                                   3.99%       13.04%        7.32%              --
---------------------------------------------------- ------------ ------------ ------------ -------------------
Class C
---------------------------------------------------- ------------ ------------ ------------ -------------------
  Return Before Taxes                                   7.94%       12.99%          --             5.98%
---------------------------------------------------- ------------ ------------ ------------ -------------------
Lehman Brothers Aggregate Bond Index(6)                 4.33%        5.06%        6.24%            5.85%
---------------------------------------------------- ------------ ------------ ------------ -------------------
J.P. Morgan Emerging Markets Bond Index Plus(7)        10.49%       15.25%       11.02%           10.45%
---------------------------------------------------------------------------------------------------------------

(2) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares and Class C Shares.

(3) Class C Shares since March 26, 1998.


24  Phoenix Emerging Markets Bond Fund

(4) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(5) The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes for the same period if there was a tax loss realized on sale of fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

(6) The Lehman Brothers Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total-return basis. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

(7) The J.P. Morgan Emerging Markets Bond Index Plus measures traded external debt instruments in emerging markets. The index is calculated on a total-return basis. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.



FUND FEES AND EXPENSES
--------------------------------------------------------------------------------


This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                               CLASS A           CLASS B           CLASS C
                                                               SHARES            SHARES            SHARES
                                                               ------            ------            ------

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)

Maximum Sales Charge  (load) Imposed on Purchases (as a
percentage of offering price)                                  4.75%              None              None

Maximum Deferred Sales Charge (load) (as a percentage of
the lesser of the value redeemed or the amount invested)       None(a)          5.00%(b)          1.00%(c)

Maximum Sales Charge (load) Imposed on Reinvested                                 None              None

Dividends                                                       None

Redemption Fee                                                  None              None              None

Exchange Fee                                                    None              None              None
                                                         -------------------------------------------------------
                                                               CLASS A           CLASS B           CLASS C
                                                               SHARES            SHARES            SHARES
                                                               ------            ------            ------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)

Management Fees                                                0.75%             0.75%             0.75%

Distribution and Shareholder Servicing (12b-1) Fees(d)         0.25%             1.00%             1.00%

Other Expenses                                                 0.65%             0.65%             0.65%

ACQUIRED FUND FEES AND EXPENSES (UNDERLYING MUTUAL FUNDS)
                                                               -----             -----             -----
TOTAL ANNUAL FUND OPERATING EXPENSES                           1.65%             2.40%             2.40%
                                                               =====             =====             =====

(a) A contingent deferred sales charge of 1% may apply on certain redemptions made within one year following purchases on which a finder's fee has been paid. The one-year period begins on the last day of the month preceding the month in which the purchase was made.

(b) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

(c) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(d) Distribution and Shareholder Servicing (12b-1) Fees represent an asset-based sales charge that, for a long-term shareholder, over time may be higher than the maximum front-end sales charge permitted by the NASD.

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.


                                          Phoenix Emerging Markets Bond Fund  25

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------
   Class A                      $635                  $971                  $1,329                $2,337
-----------------------------------------------------------------------------------------------------------------
   Class B                      $644                  $951                  $1,285                $2,561
-----------------------------------------------------------------------------------------------------------------
   Class C                      $343                  $748                  $1,280                $2,736
-----------------------------------------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------
   Class B                      $244                  $751                  $1,285                $2,561
-----------------------------------------------------------------------------------------------------------------
   Class C                      $243                  $748                  $1,280                $2,736
-----------------------------------------------------------------------------------------------------------------



MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


THE ADVISER AND SUBADVISER

Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for over 60 mutual funds and as adviser to institutional clients. As of March 31, 2007, Phoenix had approximately $___ billion in assets under management. Phoenix has acted as an investment adviser for over 70 years.

Halbis Capital Management (USA) Inc. ("Halbis") is the subadviser to the fund and is located at 452 Fifth Avenue, New York, NY 10018. Halbis is a wholly owned subsidiary of Halbis Partners (UK) Limited, which is wholly owned by HSBC Group Investment Businesses Limited. HSBC Group Investment Businesses Limited is wholly owned by HSBC Investment Bank Holdings PLC, which is wholly owned by HSBC Holdings PLC. As of March 31, 2007, HSBC had approximately $___ billion in assets under management.

Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program, overseeing the fund's subadviser, and for the general operation of the fund. Halbis, as subadviser, is responsible for the day-to-day management of the fund's portfolio. Phoenix and Halbis manage the fund's assets to conform with the investment policies as described in this prospectus.


26  Phoenix Emerging Markets Bond Fund

The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates:

-----------------------------------------------------------------------------------------------------------------
                                       First $1 billion    $1+ billion through $2 billion      $2+ billion
-----------------------------------------------------------------------------------------------------------------
   Management Fee                           0.75%                      0.70%                      0.65%
-----------------------------------------------------------------------------------------------------------------

During the last fiscal year, the fund paid total management fees of $314,108. The ratio of management fees to average net assets for the fiscal year ended November 30, 2006 was 0.75%.

Phoenix pays Halbis a subadvisory fee that is 50% of the gross management fee as calculated based on the average daily net assets of the fund.

A discussion regarding the basis for the Board of Trustees approving the investment advisory and subadvisory agreements is available in the fund's 2006 annual report covering the period from December 1, 2005 through November 30, 2006.

PORTFOLIO MANAGEMENT

A team of investment professionals led by Peter N. Marber manages the fund; each individual is jointly and primarily responsible for the day-to-day management of the fund's portfolio.

MICHAEL GAGLIARDI. Mr. Gagliardi has served on the fund's portfolio management team since December 2005. He is a Managing Director, Senior Portfolio Manager for Halbis. Prior to joining Halbis, Mr. Gagliardi was CEO of The Atlantic Advisors, LLC, a leading independent global emerging markets funds management company, which was acquired by Halbis in June 2005. Prior to The Atlantic Advisors, LLC, he was CEO of Wasserstein Perella Emerging Markets from 1993 through 1999.

PETER N. MARBER. Mr. Marber has served as lead portfolio manager of the fund since December 2005. He is the Head of Global Emerging Markets Fixed Income for Halbis. Prior to joining Halbis, Mr. Marber was President of The Atlantic Advisors, LLC, a leading independent global emerging markets funds management company, which was acquired by Halbis in June 2005. Prior to founding The Atlantic Advisors LLC, Mr. Marber was a founding partner and President of Wasserstein Perella Emerging Markets where he built and managed global operations from 1993 through 1999.

DENISE S. SIMON. Ms. Simon has served on the fund's portfolio management team since December 2005. She is a Managing Director, Senior Portfolio Manager for HSBC. Prior to joining Halbis, Ms. Simon was Managing Director and senior portfolio manager of The Atlantic Advisors, LLC, a leading independent global emerging markets funds management company, which was acquired by Halbis in June 2005. Prior to The Atlantic Advisors, LLC, Ms. Simon was a senior portfolio manager at Wasserstein Perella Emerging Markets where she managed global funds for some of the world's largest institutional and high net worth investors from 1998 through 1999.

Please refer to the Statement of Additional Information for additional information about the fund's portfolio managers, including the structure of and method of computing compensation, other accounts they manage and their ownership of shares of the fund.


                                          Phoenix Emerging Markets Bond Fund  27

PHOENIX HIGH YIELD FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVES

Phoenix High Yield Fund has a primary investment objective to seek high current income and a secondary objective of capital growth. There is no guarantee that the fund will achieve its objectives. The fund's investment objectives may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

> Under normal circumstances, the fund invests at least 80% of its assets in a diversified portfolio of high yield fixed income securities.

> The adviser manages the fund's investment program and the general operations of the fund, including oversight of the fund's subadviser. The subadviser manages the investments of the fund. The subadviser uses an investment process that focuses on adding value through issue selection, sector/industry selection and opportunistic trading.

         o The subadviser evaluates market conditions in the context of broad macroeconomic trends. The subadviser generally overweights those sector/industries where well-valued companies can be identified and whose business profiles (and credit measures) are viewed to be improving.

         o The subadviser considers credit research an integral component of its higher quality high yield investment process. The manager invests across the credit rating spectrum with an emphasis on securities that are moving up the credit rating scale of a nationally recognized statistical rating organization and generally those rated Ba/BB and B/B by Moody's, Standard & Poor's or Fitch, at the time of investment. If after the time of investment a security's rating declines, the fund is not obligated to sell the security.

         o Principally, securities are selected from a broad universe of domestic high yield corporate bonds, although it may invest in other types of high yield securities.

> The subadviser attempts to maintain the duration of the fund at a level similar to that of its style benchmark. Duration measures the interest rate sensitivity of a fixed income security by assessing and weighting the present value of the security's payment pattern. Generally, the longer the maturity the greater the duration and, therefore, the greater effect interest rate changes have on the price of the security. At March 31, 2007, the modified adjusted duration of the Lehman Brothers High Yield 2% Issuer Cap Index was ___ years; the modified adjusted duration of the fund was ___ years. Typically, for a fund maintaining a modified adjusted duration of ___ years, a one percent increase in interest rates would cause a ___% decrease in the value of the fund's assets. Similarly, a


28  Phoenix High Yield Fund
         one percent decrease in interest rates typically would cause the value of the fund's assets to increase by ___%.

> The subadviser's investment strategies may result in a higher portfolio turnover rate for the fund. A high portfolio turnover rate increases transaction costs to the fund, negatively affects fund performance, and may increase capital gain distributions, resulting in greater tax liability to you.

Temporary Defensive Strategy: If the adviser believes that market conditions are not favorable to the fund's principal strategies, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by holding cash or investing, without limit, in cash equivalents or other fixed income securities. When this allocation happens, the fund may not achieve its investment objectives.

Please see "Additional Investment Techniques" for other investment techniques of the fund.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

If you invest in this fund, you risk losing your investment.

o CREDIT RISK - The risk that an issuer of a security will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer's ability to make such payments will cause the price of the security to decline.

o HIGH YIELD SECURITIES RISK - The risk that lower rated securities generally have a higher incidence of default and may be less liquid than higher rated securities.

o INTEREST RATE RISK - The risk that bond prices overall will decline because of rising interest rates.

o LONG-TERM MATURITIES/DURATIONS RISK - The risk of greater price fluctuations than would be associated with securities having shorter maturities or durations.

o MORTGAGE BACKED AND ASSET BACKED SECURITIES RISK - The risk that certain factors may negatively affect the value of mortgage backed and asset backed securities, causing them to fluctuate to a greater degree than other debt securities.

o U.S. GOVERNMENT SECURITIES RISK - The risk that although backed by the U.S. Government, these securities are subject to price fluctuations.

For a more detailed description of the above risks, see Risks Related to Principal Investment Strategies, page __.


                                                     Phoenix High Yield Fund  29

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix High Yield Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over a 10-year period.(1) The table shows how the fund's average annual returns compare to those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

The Phoenix High Yield Fund, series of Phoenix Opportunities Trust ("Successor Fund"), is the successor of the Phoenix High Yield Fund, a series of Phoenix Series Fund ("Predecessor Fund"), resulting from a reorganization of the Predecessor Fund with and into the Successor Fund on June __, 2007. The Predecessor Fund and the Successor Fund have identical investment objectives and strategies. The Successor Fund has adopted the past performance of the Predecessor Fund as its own. Therefore, the performance tables below include the performance of the shares of the Predecessor Fund prior to the Phoenix High Yield Fund's commencement date.

[GRAPHIC OMITTED]

           CALENDAR YEAR              ANNUAL RETURN (%)
               1997                         13.61
               1998                         -6.72
               1999                         11.73
               2000                         -9.82
               2001                         -6.61
               2002                         -2.99
               2003                         18.65
               2004                          7.96
               2005                          1.75
               2006                          8.11

(1) The fund's annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the 10-year period shown in the chart above, the highest return for a quarter was 7.16% (quarter ending June 30, 1997) and the lowest return for a quarter was -13.86% (quarter ending September 30, 1998). Year-to-date performance (through March 31, 2007) is ____ %.

----------------------------------------------------------------------------------------------------------------
                                                                                           SINCE INCEPTION(3)
   AVERAGE ANNUAL TOTAL RETURNS                                                          -----------------------
   (FOR THE PERIODS ENDED 12/31/06)(2)                1 YEAR      5 YEARS     10 YEARS          CLASS C
----------------------------------------------------------------------------------------------------------------
   Class A
----------------------------------------------------------------------------------------------------------------
      Return Before Taxes                              2.98%       5.42%        2.65%              --
----------------------------------------------------------------------------------------------------------------
      Return After Taxes on Distributions(4)           0.56%       2.70%       -0.72%              --
----------------------------------------------------------------------------------------------------------------
      Return After Taxes on Distributions and Sale of  1.87%       2.95%        0.14%              --
      Fund Shares(4)(5)
----------------------------------------------------------------------------------------------------------------
   Class B
----------------------------------------------------------------------------------------------------------------
      Return Before Taxes                              3.43%       5.66%        2.37%              --
----------------------------------------------------------------------------------------------------------------
   Class C
----------------------------------------------------------------------------------------------------------------
      Return Before Taxes                              7.40%       5.68%          --             0.99%
----------------------------------------------------------------------------------------------------------------
   Lehman Brothers Aggregate Bond Index(6)             4.33%       5.06%        6.24%            5.83%
----------------------------------------------------------------------------------------------------------------
   Lehman Brothers High Yield 2% Issuer Cap Index(7)  10.76%      10.20%        6.63%            5.79%
----------------------------------------------------------------------------------------------------------------

(2) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares and Class C Shares.

(3) Class C Shares since February 27, 1998.


30  Phoenix High Yield Fund

(4) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(5) The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a tax loss realized on sale of fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

(6) The Lehman Brothers Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total-return basis. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

(7) The Lehman Brothers High Yield 2% Issuer Cap Index is a market capitalization-weighted index that measures fixed rate non-investment grade debt securities of U.S. and non-U.S. corporations. No single issuer accounts for more than 2% of market cap. The index is calculated on a total-return basis. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.



FUND FEES AND EXPENSES
--------------------------------------------------------------------------------


This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                              CLASS A            CLASS B           CLASS C
                                                              SHARES             SHARES            SHARES
                                                              --------          ---------         ---------

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)

Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                  4.75%              None              None

Maximum Deferred Sales Charge (load) (as a percentage
of the lesser of the value redeemed or the amount
invested)                                                     None(a)           5.00%(b)          1.00%(c)

Maximum Sales Charge (load) Imposed on Reinvested

Dividends                                                      None               None              None

Redemption Fee                                                 None               None              None

Exchange Fee                                                   None               None              None
                                                        ---------------------------------------------------------

                                                              CLASS A            CLASS B           CLASS C
                                                              SHARES             SHARES            SHARES
                                                              ------             ------            ------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)

Management Fees                                                0.65%             0.65%              0.65%

Distribution and Shareholder Servicing (12b-1) Fees(d)         0.25%             1.00%              1.00%

Other Expenses                                                 0.47%             0.47%              0.47%
                                                               -----             -----              -----
TOTAL ANNUAL FUND OPERATING EXPENSES                           1.37%             2.12%              2.12%
                                                               =====             =====              =====

------------------------
(a) A contingent deferred sales charge of 1% may apply on certain redemptions made within one year following purchases on which a finder's fee has been paid. The one-year period begins on the last day of the month preceding the month in which the purchase was made.

(b) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

(c) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(d) Distribution and Shareholder Servicing (12b-1) Fees represent an asset-based sales charge that, for a long-term shareholder, over time may be higher than the maximum front-end sales charge permitted by the NASD.


                                                     Phoenix High Yield Fund  31

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------
   Class A                      $608                  $888                  $1,189                $2,043
-----------------------------------------------------------------------------------------------------------------
   Class B                      $615                  $864                  $1,139                $2,261
-----------------------------------------------------------------------------------------------------------------
   Class C                      $315                  $664                  $1,139                $2,452
-----------------------------------------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------
   Class B                      $215                  $664                  $1,139                $2,261
-----------------------------------------------------------------------------------------------------------------
   Class C                      $215                  $664                  $1,139                $2,452
-----------------------------------------------------------------------------------------------------------------



MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


THE ADVISER AND SUBADVISER

Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for over 60 mutual funds and as adviser to institutional clients. As of March 31, 2007, Phoenix had approximately $28.7 billion in assets under management. Phoenix has acted as an investment adviser for over 70 years.

SCM Advisors LLC (formerly Seneca Capital Management LLC) ("SCM Advisors") is the subadviser to the fund and is located at 909 Montgomery Street, San Francisco, CA 94133. SCM Advisors acts as subadviser to six mutual funds and as investment adviser to institutions and individuals. As of March 31, 2007, SCM Advisors had approximately $___ billion in assets under management. SCM Advisors has been an investment adviser since 1989.


32  Phoenix High Yield Fund

Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program, overseeing the fund's subadviser and recommending its hiring, termination and replacement, and for the general operations of the fund. SCM Advisors, as subadviser, is responsible for the day-to-day management of the fund's portfolio. Phoenix and SCM Advisors manage the fund's assets to conform with the investment policies as described in this prospectus.

The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates:


-----------------------------------------------------------------------------------------------------------------
                                                                    $1+ billion
                                         First $1 billion        through $2 billion           $2+ billion
-----------------------------------------------------------------------------------------------------------------
   Management Fee                             0.65%                    0.60%                     0.55%
-----------------------------------------------------------------------------------------------------------------

During the last fiscal year, the fund paid total management fees of $956,290. The ratio of management fees to average net assets for the fiscal year ended October 31, 2006 was 0.65%.

Phoenix pays SCM Advisors a subadvisory fee of 50% of the gross investment management fee.

The fund and Phoenix have received an exemptive order from the Securities and Exchange Commission that permits Phoenix, subject to certain conditions, and without the approval of shareholders, to: (a) employ a new unaffiliated subadviser for a fund pursuant to the terms of a new subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any subadvisory agreement; and (c) continue the employment of an existing subadviser on the same subadvisory agreement terms where an agreement has been assigned because of a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new subadviser that normally is provided in a proxy statement.

A discussion regarding the basis for the Board of Trustees approving the investment advisory and subadvisory agreements is available in the fund's semiannual report covering the period from November 1, 2005 through April 30, 2006.

PORTFOLIO MANAGEMENT

AL ALAIMO, CFA, and ALBERT GUTIERREZ, CFA manage the fund. Mr. Gutierrez is primarily responsible for the day-to-day management of the fund's portfolio and is supported by Mr. Alaimo.

Mr. Alaimo has served on the fund's portfolio management team since November 2005. He also serves on the portfolio management team for the Phoenix Bond Fund. Mr. Alaimo is a Fixed Income Portfolio Manager and Director of Research at SCM Advisors focused primarily on cable and satellite television, media, printing, packaging, consumer products, food and restaurants. Prior to joining SCM Advisors in 2001, Mr. Alaimo was Managing Director with Banc of America Securities LLC (1996 to 2001). He has 21 years of investment experience.


                                                     Phoenix High Yield Fund  33

Mr. Gutierrez has led the fund's portfolio management team since November 2005. He also leads the portfolio management team of the Phoenix Bond Fund. Mr. Gutierrez is Chief Investment Officer of Fixed Income at SCM Advisors and has been with SCM Advisors since April 2002. Prior to joining SCM Advisors, he headed portfolio management, trading and investment systems at American General Investment Management, managing $75 billion in client assets (2000 to 2002); he spent 12 years in a similar capacity at Conseco Capital Management. Mr. Gutierrez has 24 years of investment experience.

Please refer to the Statement of Additional Information for additional information about the fund's portfolio managers, including the structure of and method of computing compensation, other accounts they manage and their ownership of shares of the fund.


34  Phoenix High Yield Fund

PHOENIX MONEY MARKET FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE

Phoenix Money Market Fund has an investment objective of seeking as high a level of current income as is consistent with the preservation of capital and maintenance of liquidity. There is no guarantee that the fund will achieve its objective. The fund's investment objective may be changed without shareholder approval.

Principal Investment Strategies

>        The fund seeks to maintain a stable $1.00 per share price.

> The fund invests in a diversified portfolio of high quality money market instruments with maturities of 397 days or less. The average maturity of the fund's portfolio securities, based on their dollar value, will not exceed 90 days.

> The adviser manages the fund's investment program and general operations of the fund, including oversight of the fund's subadviser. The subadviser manages the investments of the fund. The subadviser seeks a high level of return relative to the market by selecting securities for the fund's portfolio in anticipation of, or in response to, changing economic conditions and money market conditions and trends. The subadviser may not purchase securities with the highest available yield if the subadviser believes that such an investment is inconsistent with the fund objective of preservation of capital and maintenance of liquidity.

>        The fund invests exclusively in the following instruments:

         o obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities;

         o obligations issued by banks and savings and loan associations, including dollar-denominated obligations of foreign branches of U.S. banks and U.S. branches of foreign banks;

         o dollar-denominated obligations guaranteed by banks or savings and loan associations;

         o federally-insured obligations of other banks or savings and loan associations;

         o commercial paper, which at the date of investment is rated A-1 by Standard and Poor's ("S&P") and/or P-1 by Moody's Investors Service, Inc. ("Moody's"), or, if not rated, is issued or guaranteed by a company which at the date of investment has an outstanding debt issue rated AA or higher by S&P or Aa or higher by Moody's;

         o short-term corporate obligations, which at the date of investment are rated AA or higher by S&P or Aa or higher by Moody's; and


                                                   Phoenix Money Market Fund  35

         o  repurchase agreements.

> At least 95% of the fund's total assets will be invested in securities in the highest short-term rating category. Generally, investments will be limited to securities in the two highest short-term rating categories.

> The fund may invest more than 25% of its assets in the domestic banking industry.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

GENERAL

An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Neither the fund nor the subadviser can assure you that a particular yield, return or level of income will be achieved. Changing market conditions, the relatively short maturities of fund investments and substantial redemptions may all negatively affect the fund.

CREDIT RISK

Credit risk refers to the issuer's ability to make scheduled interest or principal payments. A security's short term investment rating may decline, increasing the chances the issuer may not be able to make principal and interest payments on time. This may reduce the fund's stream of income and decrease the fund's yield.

DOMESTIC BANKING INDUSTRY RISK

If the fund were to concentrate its investments in the domestic banking industry, such strategy may present additional risks. Securities of companies in other industries may provide greater investment return in certain market conditions as compared to obligations issued by companies within the domestic banking industry. Moreover, conditions that negatively impact the domestic banking industry will have a greater impact on this fund as compared to a fund that does not have a policy allowing it to concentrate in this industry.

FOREIGN INVESTING RISK

The fund may invest in dollar-denominated instruments issued by foreign branches of U.S. banks and U.S. branches of foreign banks. Since these instruments are dollar-denominated, they are not affected by variations in currency exchange rates. They are influenced primarily by interest rate levels in the United States and by the financial condition of the issuer, or of the issuer's foreign parent. These instruments may be subject to levels of risk that differ from their fully domestic counterparts.


36  Phoenix Money Market Fund

INTEREST RATE RISK

The value of your shares will be directly affected by trends in interest rates. If interest rates rise, the value of debt securities generally will fall.

REPURCHASE AGREEMENTS RISK

The fund may invest in repurchase agreements with commercial banks, brokers and dealers considered by the subadviser to be creditworthy. Default or insolvency of the other party presents risk to the fund.

U.S. GOVERNMENT SECURITIES RISK

Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities and backed by the full faith and credit of the United States only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will remain at $1.00 or that the fund will realize a particular yield. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States, but rather are the obligation solely of the entity through which they are issued.


                                                   Phoenix Money Market Fund  37

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix Money Market Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over a 10-year period. The table shows the fund's average annual returns for one, five and ten years. The fund's past performance is not necessarily an indication of how the fund will perform in the future.

The Phoenix Money Market Fund, series of Phoenix Opportunities Trust ("Successor Fund"), is the successor of the Phoenix Money Market Fund, a series of Phoenix Series Fund ("Predecessor Fund"), resulting from a reorganization of the Predecessor Fund with and into the Successor Fund on June __, 2007. The Predecessor Fund and the Successor Fund have identical investment objectives and strategies. The Successor Fund has adopted the past performance of the Predecessor Fund as its own. Therefore, the performance tables below include the performance of the shares of the Predecessor Fund prior to the Phoenix Money Market Fund's commencement date.

[GRAPHIC OMITTED]

           CALENDAR YEAR              ANNUAL RETURN (%)
               1997                          0.88
               1998                          4.94
               1999                          4.56
               2000                          5.67
               2001                          3.58
               2002                          1.27
               2003                          0.95
               2004                          0.70
               2005                          2.35
               2006                          4.24

During the 10-year period shown in the chart above, the highest return for a quarter was 1.44% (quarter ending December 31, 2000) and the lowest return for a quarter was 0.09% (quarter ending June 30, 2004. Year-to-date performance (through March 31, 2007) is ____ %.

-----------------------------------------------------------------------------------------------------------------
   AVERAGE ANNUAL TOTAL RETURNS
   (FOR THE PERIODS ENDED 12/31/06)                    1 YEAR               5 YEARS              10 YEARS
-----------------------------------------------------------------------------------------------------------------
   Class A Shares                                       4.24%                1.89%                3.30%
-----------------------------------------------------------------------------------------------------------------

The fund's 7-day yield on March 31, 2007 was ___% for Class A Shares.


38  Phoenix Money Market Fund

FUND FEES AND EXPENSES

This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.
                                                                  CLASS A
                                                                  SHARES
                                                                  ------

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)

Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                      None

Maximum Deferred Sales Charge (load) (as a percentage of
the lesser of the value redeemed or the amount invested)           None

Maximum Sales Charge (load) Imposed on Reinvested

Dividends                                                          None

Redemption Fee                                                     None

Exchange Fee                                                       None

                                                               -------------
                                                                  CLASS A
                                                                  SHARES
                                                                  ------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)

Management Fees                                                    0.40%

Distribution and Shareholder Servicing (12b-1) Fees                None

Other Expenses                                                     0.50%
                                                                   -----
TOTAL ANNUAL FUND OPERATING EXPENSES                               0.90%
                                                                   =====

-------------------------

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


------------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
------------------------------------------------------------------------------------------------------------------
   Class A                      $92                   $287                   $498                 $1,108
------------------------------------------------------------------------------------------------------------------


                                                   Phoenix Money Market Fund  39

MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


THE ADVISER AND SUBADVISER

Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for over 60 mutual funds and as adviser to institutional clients. As of March 31, 2007, Phoenix had approximately $___ billion in assets under management. Phoenix has acted as an investment adviser for over 70 years.

Goodwin Capital Advisers, Inc. ("Goodwin"), an affiliate of Phoenix, is the subadviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Goodwin acts as subadviser for nine mutual funds and manages fixed income assets for individuals and institutions.

Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program, overseeing the fund's subadviser and recommending its hiring, termination and replacement, and for the general operations of the fund. Goodwin, as subadviser, is responsible for the day-to-day management of the fund's portfolio. Phoenix and Goodwin manage the fund's assets to conform with the investment policies as described in this prospectus.

The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates:


-----------------------------------------------------------------------------------------------------------------
                                                                    $1+ billion
                                         First $1 billion        through $2 billion           $2+ billion
-----------------------------------------------------------------------------------------------------------------
   Management Fee                             0.40%                    0.35%                     0.30%
-----------------------------------------------------------------------------------------------------------------

During the last fiscal year, the fund paid total management fees of $409,788. The ratio of management fees to average net assets for the fiscal year ended October 31, 2006 was 0.40%.

Phoenix pays Goodwin a subadvisory fee of 50% of the gross investment management fee.

The fund and Phoenix have received an exemptive order from the Securities and Exchange Commission that permits Phoenix, subject to certain conditions, and without the approval of shareholders, to: (a) employ a new unaffiliated subadviser for a fund pursuant to the terms of a new subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any subadvisory agreement; and (c) continue the employment of an existing subadviser on the same subadvisory agreement terms where an agreement has been assigned because of a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new subadviser that normally is provided in a proxy statement.

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement is available in the fund's semiannual report covering the period from November 1, 2005 through April 30, 2006.


40  Phoenix Money Market Fund

PHOENIX MULTI-SECTOR FIXED INCOME FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE

Phoenix Multi-Sector Fixed Income Fund has an investment objective to maximize current income while preserving capital. There is no guarantee that the fund will achieve its objective. The fund's investment objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES

> Under normal circumstances, the fund invests at least 80% of its assets in the following sectors of fixed income securities:

         o Securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities, including collateralized mortgage obligations ("CMOs"), real estate mortgage investment conduits ("REMICs") and other pass-through securities;

         o Debt securities issued by foreign issuers, including foreign governments and their political subdivisions and issuers located in emerging market countries;

         o Investment grade securities, which are securities with credit ratings within the four highest rating categories of a nationally recognized statistical rating organization, or if unrated, those that the subadviser determines, pursuant to procedures reviewed and approved by the Board of Trustees, are of comparable quality, including short-term securities; and

         o High yield-high risk fixed income securities of U.S. issuers (so called "junk bonds").

            The fund may invest in all or some of these sectors. If after the time of investment the rating declines, the fund is not obligated to sell the security.

> The adviser manages the fund's investment program and general operations of the fund, including oversight of the fund's subadviser. The subadviser manages the investments of the fund. Securities are selected using a sector rotation approach. The subadviser seeks to adjust the proportion of fund investments in the sectors described above and the selections within sectors to obtain higher relative returns. Sectors are analyzed by the subadviser for attractive values. Securities within sectors are selected based on general economic and financial conditions, and the issuer's business, management, cash, assets, earnings and stability. Securities selected for investment are those that the subadviser believes offer the best potential for total return based on risk-reward tradeoff.

> Interest rate risk is managed by a duration neutral strategy. Duration measures the interest rate sensitivity of a fixed income security by assessing and weighting the present value of the security's payment pattern. Generally, the longer the maturity the


                                      Phoenix Multi-Sector Fixed Income Fund  41
         greater the duration and; therefore, the greater effect interest rate changes have on the price of the security. By maintaining the duration of the fund at a level similar to that of its benchmark, the Lehman Brothers Aggregate Bond Index, the subadviser believes that the fund's exposure to interest rate risk is more consistent with its benchmark's risk profile than that of a fund that attempts to predict future interest rate changes. On March 31, 2007 the modified adjusted duration of the Lehman Brothers Aggregate Bond Index was ___ years; the modified adjusted duration of the fund was ___ years. Typically, for a fund maintaining a modified adjusted duration of ___ years, a one percent increase in interest rates would cause a ___% decrease in the value of the fund's fixed income assets. Similarly, a one percent decrease in interest rates typically would cause the value of the fund's fixed income assets to increase by ___%.

> Fixed income securities selected for portfolio investment may be of any maturity. However, the subadviser attempts to maintain a maturity composition similar to that of its benchmark in an effort to maintain an interest rate risk profile consistent with the benchmark. Maturity composition refers to the percentage of securities within specific maturity ranges as well as the aggregate weighted average portfolio maturity. On March 31, 2007 the average maturity of the Lehman Brothers Aggregate Bond Index was ___ years; the average adjusted maturity of the fund was ___ years.

Temporary Defensive Strategy: During periods of rising interest rates, unstable pricing and currency exchange, or in response to extreme market fluctuations, the subadviser, at its discretion, may take temporary defensive positions that are inconsistent with its principal investment strategies by investing part or all of the fund's assets in cash or cash equivalents. When this allocation happens, the fund may not achieve its investment objective.

Please refer to "Additional Investment Techniques" for other investment techniques of the fund.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

If you invest in this fund, you risk losing your investment.

o CREDIT RISK - The risk that an issuer of a security will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer's ability to make such payments will cause the price of the security to decline.

o CMOS, REMICS AND OTHER PASS-THROUGH SECURITIES RISK - The risk that certain factors may negatively affect the value of pass-though securities, causing them to fluctuate to a greater degree than other debt securities.

o EMERGING MARKETS RISK - The risk that prices of emerging markets securities may be more volatile than those of their counterparts in more established foreign markets.

o FOREIGN SECURITIES RISK - The risk that the prices of foreign securities may be more volatile than those of their domestic counterparts.


42  Phoenix Multi-Sector Fixed Income Fund

o HIGH YIELD SECURITIES RISK - The risk that lower rated securities generally have a higher incidence of default and may be less liquid than higher rated securities.

o INTEREST RATE RISK - The risk that bond prices overall will decline because of rising interest rates.

o LONG-TERM MATURITIES/DURATIONS RISK - The risk of greater price fluctuations than would be associated with securities having shorter maturities or durations.

o U.S. GOVERNMENT SECURITIES RISK - The risk that although backed by the U.S. Government, these securities are subject to price fluctuations.

For a more detailed description of the above risks, see Risks Related to Principal Investment Strategies, page __.


                                      Phoenix Multi-Sector Fixed Income Fund  43

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix Multi-Sector Fixed Income Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over a 10-year period.(1) The table shows how the fund's average annual returns compare to those of a broad-based securities market index. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

The Phoenix Multi-Sector Fixed Income Fund, series of Phoenix Opportunities Trust ("Successor Fund"), is the successor of the Phoenix Multi-Sector Fixed Income Fund, a series of Phoenix Multi-Series Trust ("Predecessor Fund"), resulting from a reorganization of the Predecessor Fund with and into the Successor Fund on June __, 2007. The Predecessor Fund and the Successor Fund have identical investment objectives and strategies. The Successor Fund has adopted the past performance of the Predecessor Fund as its own. Therefore, the performance tables below include the performance of the shares of the Predecessor Fund prior to the Phoenix Multi-Sector Fixed Income Fund's commencement date.

[GRAPHIC OMITTED]

           CALENDAR YEAR              ANNUAL RETURN (%)
               1997                          8.99
               1998                         -6.87
               1999                          8.22
               2000                          2.30
               2001                          3.83
               2002                          8.16
               2003                         17.93
               2004                          7.63
               2005                          1.19
               2006                          7.97

(1) The fund's annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the 10-year period shown in the chart above, the highest return for a quarter was 6.01% (quarter ending June 30, 2003) and the lowest return for a quarter was -11.70% (quarter ending September 30, 1998). Year-to-date performance (through March 31, 2007) is ____ %.

-----------------------------------------------------------------------------------------------------------------
                                                                                                SINCE INCEPTION
  AVERAGE ANNUAL TOTAL RETURNS                                                                -------------------
  (FOR THE PERIODS ENDED 12/31/06)(2)                     1 YEAR       5 YEARS      10 YEARS       CLASS C(3)
-----------------------------------------------------------------------------------------------------------------
  Class A
-----------------------------------------------------------------------------------------------------------------
    Return Before Taxes                                   2.84%         7.39%         5.24%             --
-----------------------------------------------------------------------------------------------------------------
    Return After Taxes on Distributions(4)                1.02%         5.00%         2.28%             --
-----------------------------------------------------------------------------------------------------------------
    Return After Taxes on Distributions and               1.79%         4.87%         2.55%             --
    Sale of Fund Shares(4)(5)
-----------------------------------------------------------------------------------------------------------------
  Class B
-----------------------------------------------------------------------------------------------------------------
    Return Before Taxes                                   3.18%         7.63%         4.96%             --
-----------------------------------------------------------------------------------------------------------------
  Class C
-----------------------------------------------------------------------------------------------------------------
    Return Before Taxes                                   7.13%         7.63%           --            4.25%
-----------------------------------------------------------------------------------------------------------------
  Lehman Brothers Aggregate Bond Index(6)                 4.33%         5.06%         6.24%           6.01%
-----------------------------------------------------------------------------------------------------------------


44  Phoenix Multi-Sector Fixed Income Fund

(2) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares and Class C Shares.

(3) Since October 14, 1997.

(4) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(5) The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a tax loss realized on sale of fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

(6) The Lehman Brothers Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total-return basis. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.



FUND FEES AND EXPENSE
--------------------------------------------------------------------------------


This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                               CLASS A           CLASS B           CLASS C
                                                               SHARES            SHARES            SHARES
                                                              ---------         ---------         ---------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)

Maximum Sales Charge (load) Imposed on Purchases (as a
percentage of offering price)                                   4.75%             None               None

Maximum Deferred Sales Charge (load) (as a percentage of
the lesser of the value redeemed or the amount invested)       None(a)           5.00%(b)           1.00%(c)

Maximum Sales Charge (load) Imposed on Reinvested                                 None               None

Dividends                                                       None

Redemption Fee                                                  None              None               None

Exchange Fee                                                    None              None               None
                                                         -------------------------------------------------------

                                                               CLASS A           CLASS B           CLASS C
                                                               SHARES            SHARES            SHARES
                                                              ---------         ---------         ---------

ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)

Management Fees                                                 0.55%             0.55%              0.55%

Distribution and Shareholder Servicing (12b-1) Fees(d)          0.25%             1.00%              1.00%

Other Expenses                                                  0.37%             0.37%              0.37%
                                                                -----             -----              -----
TOTAL ANNUAL FUND OPERATING EXPENSES                            1.17%             1.92%              1.92%
                                                                =====             =====              =====

----------------------------
(a) A contingent deferred sales charge of 1% may apply on certain redemptions made within one year following purchases on which a finder's fee has been paid. The one-year period begins on the last day of the month preceding the month in which the purchase was made.

(b) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

(c) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(d) Distribution and Shareholder Servicing (12b-1) Fees represent an asset-based sales charge that, for a long-term shareholder, over time may be higher than the maximum front-end sales charge permitted by the NASD.


                                      Phoenix Multi-Sector Fixed Income Fund  45

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR               3 YEARS                5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------
   Class A                      $589                  $829                  $1,088                $1,828
-----------------------------------------------------------------------------------------------------------------
   Class B                      $595                  $803                  $1,037                $2,048
-----------------------------------------------------------------------------------------------------------------
   Class C                      $294                  $600                  $1,032                $2,233
-----------------------------------------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

 -----------------------------------------------------------------------------------------------------------------
    CLASS                      1 YEAR               3 YEARS                5 YEARS               10 YEARS
 -----------------------------------------------------------------------------------------------------------------
    Class B                     $195                  $603                  $1,037                $2,048
 -----------------------------------------------------------------------------------------------------------------
    Class C                     $194                  $600                  $1,032                $2,233
 -----------------------------------------------------------------------------------------------------------------



MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


THE ADVISER AND SUBADVISER

Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for over 60 mutual funds and as adviser to institutional clients. As of March 31, 2007, Phoenix had approximately $___ billion in assets under management. Phoenix has acted as an investment adviser for over 70 years.

Goodwin Capital Advisers, Inc. ("Goodwin"), an affiliate of Phoenix, is the subadviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Goodwin acts as subadviser for nine mutual funds and manages fixed income assets for individuals and institutions.

Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program, overseeing the fund's subadviser and recommending its hiring, termination and replacement, and for the general operations of the fund. Goodwin, as subadviser,


46 Phoenix Multi-Sector Fixed Income Fund is responsible for the day-to-day management of the fund's portfolio. Phoenix and Goodwin manage the fund's assets to conform with the investment policies as described in this prospectus.

The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates.

-----------------------------------------------------------------------------------------------------------------
                                                                    $1+ billion
                                        First $1 billion         through $2 billion           $2+ billion
-----------------------------------------------------------------------------------------------------------------
   Management Fee                             0.55%                    0.50%                     0.45%
-----------------------------------------------------------------------------------------------------------------

During the last fiscal year, the fund paid total management fees of $804,512. The ratio of management fees to average net assets for the fiscal year ended October 31, 2006 was 0.55% for the fund.

Phoenix pays Goodwin a subadvisory fee of 50% of the gross investment management fee.

The fund and Phoenix have received an exemptive order from the Securities and Exchange Commission that permits Phoenix, subject to certain conditions, and without the approval of shareholders, to: (a) employ a new unaffiliated subadviser for a fund pursuant to the terms of a new subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any subadvisory agreement; and (c) continue the employment of an existing subadviser on the same subadvisory agreement terms where an agreement has been assigned because of a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new subadviser that normally is provided in a proxy statement.

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement is available in the fund's semiannual report covering the period November 1, 2005 through April 30, 2006.

PORTFOLIO MANAGEMENT

DAVID L. ALBRYCHT, CFA. Mr. Albrycht is Senior Portfolio Manager of the fund, and as such, is primarily responsible for the day-to-day management of the fund's portfolio. Mr. Albrycht has co-managed the fund since March 1994, and assumed full management of the fund in April 1995. He also serves as Senior Portfolio Manager for the Phoenix Low-Duration Core Plus Bond Fund and the Phoenix Multi-Sector Short Term Bond Fund. In addition, he manages the fixed income portions of the Phoenix Balanced Fund and the Phoenix Income & Growth Fund. He is a Senior Managing Director, Fixed Income, of Goodwin. Previously, he was associated with Phoenix, an affiliate of Goodwin, and has managed fixed income portfolios since 1992. Mr. Albrycht joined Phoenix in 1981 and since then has held positions of increasing responsibility.

Please refer to the Statement of Additional Information for additional information about the fund's portfolio manager, including the structure of and method of computing compensation, other accounts he manages and his ownership of shares of the fund.


                                      Phoenix Multi-Sector Fixed Income Fund  47

PHOENIX MULTI-SECTOR SHORT TERM BOND FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE

Phoenix Multi-Sector Short Term Bond Fund has an investment objective to provide high current income while attempting to limit changes in the fund's net asset value per share caused by interest rate changes. There is no guarantee that the fund will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES

> Under normal circumstances, the fund invests at least 80% of its assets in bonds. "Bonds" are fixed income debt obligations of various types of issuers. Principally, the fund invests in investment-grade securities which are rated at the time of investment BBB or above by Standard & Poor's Corporation or Duff & Phelps Credit Rating Company or Baa or above by Moody's Investor's Services, Inc., or if unrated, those that the subadviser determines, pursuant to procedures reviewed and approved by the Board of Trustees, to be of comparable quality. The fund may continue to hold securities whose credit quality falls below investment grade.

> The fund seeks to achieve its objective by investing in a diversified portfolio of primarily short-term fixed income securities having an expected dollar-weighted average maturity of three years or less and that are in one of the following market sectors:

         o Securities issued or guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities, including collateralized mortgage obligations ("CMOs"), real estate mortgage investment conduits ("REMICs") and other pass-through securities;

         o Debt securities issued by foreign issuers, including foreign governments and their political subdivisions and issuers located in emerging markets;

         o  Investment-grade securities; and

         o High yield-high risk fixed income securities (so called "junk bonds").

         The fund may invest in all or some of these sectors.

> The adviser manages the fund's investment program and general operations of the fund, including oversight of the fund's subadviser. The subadviser manages the investments of the fund. Securities are selected using a sector rotation approach. The subadviser seeks to adjust the proportion of fund investment in the sectors described above and the selections within sectors to obtain higher relative returns. Sectors are analyzed by the subadviser for attractive values. Securities within sectors are selected based on general economic and financial conditions, and the issuer's business, management, cash, assets, earnings and stability. Securities selected for investment are those that the subadviser believes offer the best potential for total return based on risk-reward tradeoff.


48 Phoenix Multi-Sector Short Term Bond Fund

> Interest rate risk is managed by a duration neutral strategy. Duration measures the interest rate sensitivity of a fixed income security by assessing and weighting the present value of the security's payment pattern. Generally, the longer the maturity the greater the duration and; therefore, the greater effect interest rate changes have on the price of the security. By maintaining the duration of the fund at a level similar to that of its style benchmark, the Merrill Lynch Short Term Medium Quality Corporate Bond Index, the subadviser believes that the fund's exposure to interest rate risk is more consistent with that benchmark's risk profile than that of a fund that attempts to predict future interest rate changes. On March 31, 2007 the modified adjusted duration of the Merrill Lynch Short Term Medium Quality Corporate Bond Index was ___ years; the modified adjusted duration of the fund was ___ years. Typically, for a fund maintaining a modified adjusted duration of ___ years, a one percent increase in interest rates would cause a ___% decrease in the value of the fund's fixed income assets. Similarly, a one percent decrease in interest rates typically would cause the value of the fund's fixed income assets to increase by ___%.

Temporary Defensive Strategy: During periods of rising interest rates, unstable pricing and currency exchange, or in response to extreme market fluctuations, the subadviser, at its discretion, may take temporary defensive positions that are inconsistent with its principal investment strategies by investing part or all of the fund's assets in cash or cash equivalents. When this allocation happens, the fund may not achieve its investment objective.

Please refer to "Additional Investment Techniques" for other investment techniques of the fund.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES

If you invest in this fund, you risk losing your investment.

o CREDIT RISK - The risk that an issuer of a security will fail to pay interest or principal in a timely manner or that negative perceptions of the issuer's ability to make such payments will cause the price of the security to decline.

o CMOS, REMICS AND OTHER PASS-THROUGH SECURITIES RISK - The risk that certain factors may negatively affect the value of pass-though securities, causing them to fluctuate to a greater degree than other debt securities.

o EMERGING MARKETS RISK - The risk that prices of emerging markets securities may be more volatile than those of their counterparts in more established foreign markets.

o FOREIGN SECURITIES RISK - The risk that the prices of foreign securities may be more volatile than those of their domestic counterparts.

o HIGH YIELD SECURITIES RISK - The risk that lower rated securities generally have a higher incidence of default and may be less liquid than higher rated securities.

o INTEREST RATE RISK - The risk that bond prices overall will decline because of rising interest rates.

o U.S. GOVERNMENT SECURITIES RISK - The risk that although backed by the U.S. Government, these securities are subject to price fluctuations.

For a more detailed description of the above risks, see Risks Related to Principal Investment Strategies, page __.


                                   Phoenix Multi-Sector Short Term Bond Fund  49

PERFORMANCE TABLES

The bar chart and table below provide some indication of the risks of investing in the Phoenix Multi-Sector Short Term Bond Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over a 10-year period.(1) The table shows how the fund's average annual returns compare to those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

The Phoenix Multi-Sector Short Term Bond Fund, series of Phoenix Opportunities Trust ("Successor Fund"), is the successor of the Phoenix Multi-Sector Short Term Bond Fund, a series of Phoenix Multi-Series Trust ("Predecessor Fund"), resulting from a reorganization of the Predecessor Fund with and into the Successor Fund on June __, 2007. The Predecessor Fund and the Successor Fund have identical investment objectives and strategies. The Successor Fund has adopted the past performance of the Predecessor Fund as its own. Therefore, the performance tables below include the performance of the shares of the Predecessor Fund prior to the Phoenix Multi-Sector Short Term Bond Fund's commencement date.

[GRAPHIC OMITTED]

           CALENDAR YEAR              ANNUAL RETURN (%)
               1997                          9.49
               1998                          1.30
               1999                          4.49
               2000                          7.09
               2001                          7.98
               2002                          7.40
               2003                          9.09
               2004                          4.81
               2005                          1.36
               2006                          5.52

(1) The fund's annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 4.62% (quarter ending December 31, 1998) and the lowest return for a quarter was -5.50% (quarter ending September 30, 1998). Year-to-date performance (through March 31, 2007) is ____ %.

----------------------------------------------------------------------------------------------------------------
                                                                                       SINCE INCEPTION(3)
  AVERAGE ANNUAL TOTAL RETURNS                                                       ---------------------------
  (FOR THE PERIODS ENDED 12/31/06)(2)             1 YEAR    5 YEARS     10 YEARS      CLASS C       CLASS
----------------------------------------------------------------------------------------------------------------
  Class A
----------------------------------------------------------------------------------------------------------------
    Return Before Taxes                            3.14%      5.12%       5.57%          --             --
----------------------------------------------------------------------------------------------------------------
    Return After Taxes on Distributions(4)         1.52%      3.43%       3.16%          --             --
----------------------------------------------------------------------------------------------------------------
    Return After Taxes on Distributions and        2.01%      3.36%       3.22%          --             --
    Sale of Fund Shares(4)(5)
----------------------------------------------------------------------------------------------------------------
  Class B
----------------------------------------------------------------------------------------------------------------
    Return Before Taxes                            3.51%      5.08%       5.27%          --             --
----------------------------------------------------------------------------------------------------------------
  Class C
----------------------------------------------------------------------------------------------------------------
    Return Before Taxes                            5.21%      5.43%         --         5.14%            --
----------------------------------------------------------------------------------------------------------------
  Class T
----------------------------------------------------------------------------------------------------------------
    Return Before Taxes                            4.70%        --          --           --           3.47%
----------------------------------------------------------------------------------------------------------------
  Lehman Brothers Aggregate Bond Index(6)          4.33%      5.06%       6.24%        5.99%          3.14%
----------------------------------------------------------------------------------------------------------------
  Merrill Lynch Short Term Medium                  4.80%      4.12%       5.55%        5.39%          2.87%
  Quality Corporate Bond Index(7)
----------------------------------------------------------------------------------------------------------------


50  Phoenix Multi-Sector Short Term Bond Fund

(2) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B and Class C Shares.

(3) Class C Shares since October 1, 1997; Class T Shares since June 2, 2003.

(4) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(5) The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a tax loss realized on sale of fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

(6) The Lehman Brothers Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total-return basis. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

(7) The Merrill Lynch Short Term Medium Quality Corporate Bond Index measures performance of U.S. investment grade corporate bond issues rated "BBB" and "A" by Standard & Poor's/Moody's with maturities between one and three years. The index is calculated on a total-return basis. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.



FUND FEES AND EXPENSES
--------------------------------------------------------------------------------


This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.


                                                            CLASS A     CLASS B    CLASS C     CLASS T
                                                            SHARES      SHARES     SHARES      SHARES
                                                            --------   ---------   --------   ---------
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR
INVESTMENT)

Maximum Sales Charge (load) Imposed on Purchases
(as a percentage of offering price)                           2.25%      None       None        None

Maximum Deferred Sales Charge (load) (as a percentage of
the lesser of the value redeemed or the amount invested)     None(a)    2.00%(b)    None       1.00%(c)

Maximum Sales Charge (load) Imposed on

Reinvested Dividends                                         None        None       None        None

Redemption Fee                                               None        None       None        None

Exchange Fee                                                 None        None       None        None
                                                          -----------------------------------------------

                                                            CLASS A     CLASS B    CLASS C     CLASS T
                                                            SHARES      SHARES     SHARES      SHARES
                                                            --------   ---------   --------   ---------
ANNUAL FUND OPERATING EXPENSES (EXPENSES THAT ARE
DEDUCTED FROM FUND ASSETS)

Management Fees                                              0.55%      0.55%       0.55%      0.55%

Distribution and Shareholder Servicing (12b-1) Fees(d)       0.25%      0.75%       0.50%      1.00%

Other Expenses                                               0.26%      0.26%       0.26%      0.26%
                                                             -----      -----       -----      -----
TOTAL ANNUAL FUND OPERATING EXPENSES                         1.06%      1.56%       1.31%      1.81%
                                                             =====      =====       =====      =====

------------------------
(a) A contingent deferred sales charge of 1% may apply on certain redemptions made within one year following purchases on which a finder's fee has been paid. The one-year period begins on the last day of the month preceding the month in which the purchase was made.

(b) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 0.50% annually to 1% during the third year and to 0% after the third year.

(c) The deferred sales charge is imposed on Class T Shares redeemed during the first year only.

(d) Distribution and Shareholder Servicing (12b-1) Fees represent an asset-based sales charge that, for a long-term shareholder, over time may be higher than the maximum front-end sales charge permitted by the NASD.


                                   Phoenix Multi-Sector Short Term Bond Fund  51

EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares after six years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------
   Class A                      $329                  $548                   $786                 $1,467
-----------------------------------------------------------------------------------------------------------------
   Class B                      $307                  $486                   $839                 $1,577
-----------------------------------------------------------------------------------------------------------------
   Class C                      $130                  $406                   $702                 $1,545
-----------------------------------------------------------------------------------------------------------------
   Class T                      $282                  $563                   $970                 $2,105
-----------------------------------------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

-----------------------------------------------------------------------------------------------------------------
   CLASS                       1 YEAR                3 YEARS               5 YEARS               10 YEARS
-----------------------------------------------------------------------------------------------------------------
   Class B                      $157                  $486                   $839                 $1,577
-----------------------------------------------------------------------------------------------------------------
   Class T                      $182                  $563                   $970                 $2,105
-----------------------------------------------------------------------------------------------------------------



MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


THE ADVISER AND SUBADVISER

Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for over 60 mutual funds and as adviser to institutional clients. As of March 31, 2007, Phoenix had approximately $___ billion in assets under management. Phoenix has acted as an investment adviser for over 70 years.

Goodwin Capital Advisers, Inc. ("Goodwin"), an affiliate of Phoenix, is the subadviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Goodwin acts as subadviser for nine mutual funds and manages fixed income assets for individuals and institutions.


52  Phoenix Multi-Sector Short Term Bond Fund

Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program, overseeing the fund's subadviser, and for the general operations of the fund. Goodwin, as subadviser, is responsible for the day-to-day management of the fund's portfolio. Phoenix and Goodwin manage the fund's assets to conform with the investment policies as described in this prospectus.

The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates.

-----------------------------------------------------------------------------------------------------------------
                                                                    $1+ billion
                                        First $1 billion         through $2 billion           $2+ billion
-----------------------------------------------------------------------------------------------------------------
   Management Fee                             0.55%                    0.50%                     0.45%
-----------------------------------------------------------------------------------------------------------------

During the last fiscal year, the fund paid total management fees of $7,726,776. The ratio of management fees to average net assets for the fiscal year ended October 31, 2006 was 0.55% for the fund.

Phoenix pays Goodwin a subadvisory fee of 50% of the gross investment management fee.

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement is available in the fund's semiannual report covering the period November 1, 2005 through April 30, 2006.

PORTFOLIO MANAGEMENT

DAVID L. ALBRYCHT, CFA. Mr. Albrycht is Senior Portfolio Manager of the fund, and as such, is primarily responsible for the day-to-day management of the fund's portfolio. Mr. Albrycht has been Senior Portfolio Manager of the fund since August 1993. He also serves as Senior Portfolio Manager for the Phoenix Low-Duration Core Plus Bond Fund and the Phoenix Multi-Sector Fixed Income Fund. In addition, he manages the fixed income portions of the Phoenix Balanced Fund and the Phoenix Income & Growth Fund. Mr. Albrycht is a Senior Managing Director, Fixed Income, of Goodwin. Previously, he was associated with Phoenix, an affiliate of Goodwin, and has managed fixed income portfolios since 1992. Mr. Albrycht joined Phoenix in 1981 and since then has held positions of increasing responsibility.

Please refer to the Statement of Additional Information for additional information about the fund's portfolio manager, including the structure of and method of computing compensation, other accounts he manages and his ownership of shares of the fund.


                                   Phoenix Multi-Sector Short Term Bond Fund  53

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES
--------------------------------------------------------------------------------


The value of your shares and the level of income you receive are subject to risks associated with the types of securities selected for fund investment. Neither a fund, nor its adviser or subadviser, can assure you that a particular level of income will consistently be achieved or that the value of the fund's investments that supports your share value will increase. If the value of fund investments decreases, your share value will decrease.

Specific risks of investing in the various funds are indicated in the chart below and are described in detail following the chart.

-----------------------------------------------------------------------------------------------------------------
                                           CA                   EMERGING     HIGH   MULTI-SECTOR   MULTI-SECTOR
  RISKS                                TAX-EXEMPT   CORE BOND   MARKETS      YIELD  FIXED INCOME    SHORT TERM
  FOR ONE OR MORE FUNDS    BOND FUND    BOND FUND     FUND     BOND FUND     FUND       FUND         BOND FUND
-----------------------------------------------------------------------------------------------------------------
  California Bonds                          x
-----------------------------------------------------------------------------------------------------------------
  CMOs, REMICs and other                                                                 X               X
  Pass-Through Securities
-----------------------------------------------------------------------------------------------------------------
  Concentration                             X
-----------------------------------------------------------------------------------------------------------------
  Credit                       X            X           X           X          X         X               X
-----------------------------------------------------------------------------------------------------------------
  Emerging Market                                                   X          X
-----------------------------------------------------------------------------------------------------------------
  Equity Securities                                                 X
-----------------------------------------------------------------------------------------------------------------
  Foreign Investing                                     X           X                    X               X
-----------------------------------------------------------------------------------------------------------------
  High Yield Securities        X                                    X          X         X               X
-----------------------------------------------------------------------------------------------------------------
  Interest Rate                X            X           X           X          X         X               X
-----------------------------------------------------------------------------------------------------------------
  Long-Term Maturities                      X                       X          X         X
-----------------------------------------------------------------------------------------------------------------
  Lower Rated Securities                    X
-----------------------------------------------------------------------------------------------------------------
  Mortgage-Backed and          X                        X                      X
  Asset Backed
-----------------------------------------------------------------------------------------------------------------
  Municipal Market                          X           X
-----------------------------------------------------------------------------------------------------------------
  Non-Diversification                                               X
-----------------------------------------------------------------------------------------------------------------
  Puerto Rico Bonds                         X
-----------------------------------------------------------------------------------------------------------------
  Tax-Exempt Bonds                          X
-----------------------------------------------------------------------------------------------------------------
  Unrated Securities                        X
-----------------------------------------------------------------------------------------------------------------
  U.S. Government              X                        X                      X         X               X
-----------------------------------------------------------------------------------------------------------------

CALIFORNIA BONDS RISK

The risk that certain California Constitutional amendments, legislative measures, executive orders, administrative regulations and voter initiatives could impair the ability of some California bond issuers to maintain debt service on their obligations or their ability to maintain tax-exempt income. This could negatively affect the fund's level of income, capital appreciation and liquidity.


54  Phoenix Opportunities Trust

CMOS, REMICS AND OTHER PASS-THROUGH SECURITIES RISK

The risk that the values of pass-through securities may fluctuate to a greater degree than other debt securities in response to changes in interest rates. Early payoffs on the underlying loans in mortgage-backed and asset-backed pass-through securities and CMOs may result in the fund receiving less income than originally anticipated. The variability in prepayments will tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise. In the event of high prepayments, the fund may be required to invest the proceeds at lower interest rates, causing the fund to earn less than if prepayments had not occurred.

CONCENTRATION RISK

The risk that if the fund concentrates its investments in a single state, its portfolio will be more susceptible to factors adversely affecting issuers located in that state than would a more geographically diverse portfolio of securities.

CREDIT RISK

The risk that an issuer of a security will fail to pay interest or principal in a timely manner, or that negative perceptions of the issuer's ability to make such payments will cause the price of the security to decline. Debt securities rated below investment-grade are especially susceptible to this risk.

EMERGING MARKET INVESTING RISK

The risk that prices of emerging markets securities may be more volatile than those of counterparts in more established foreign markets. Investments in less-developed countries whose markets are still emerging generally present risks in greater degree than those presented by investment in foreign issuers based in countries with developed securities markets and more advanced regulatory systems. Prior governmental approval may be required in some developing countries for the release of investment income, capital and sale proceeds to foreign investors and some developing countries may limit the extent of foreign investment in domestic companies.

Emerging market countries often suffer from currency devaluation and higher rates of inflation. Developing countries may be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed by countries with which they trade and may also be affected by economic conditions in such countries. In addition, a negative situation or condition that affects the market in one emerging market region may have a negative impact on all emerging market regions due to the so-called "ripple effect."

To the extent a fund invests 25% or more of its assets in a particular emerging markets country, the fund is more vulnerable to financial, economic or other political developments in that country. Additionally, to the extent a fund concentrates its investments in a particular country, conditions that negatively impact that country will have a greater impact on this fund as compared to a fund that cannot concentrate holdings in a particular country.


                                                 Phoenix Opportunities Trust  55

EQUITY SECURITIES RISK

The risk that prices of equity securities generally are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product). Equity investments in emerging markets countries are subject to the risks described under "Emerging Market Investing Risk" and "Foreign Investing Risk" in this section.

FOREIGN INVESTING RISK

The risk that the prices of foreign securities may be more volatile than those of their domestic counterparts owing in part to possible political or economic instability; limits on repatriation of capital; exchange controls or exchange rate fluctuations; less publicly available information as a result of accounting, auditing, and financial reporting standards different from those used in the U.S.; more volatile markets; less securities regulation; less favorable tax provisions; war or expropriation.

HIGH YIELD SECURITIES (JUNK BOND) RISK

The risk that high yield securities generally have a higher risk that the issuer of the security may default and not make the payment of interest or principal. Securities rated "BB" or below by S&P or "Ba" or below by Moody's are known as "high yield" securities and are commonly referred to as "junk bonds". These securities involve greater risk of loss due to credit deterioration and are less liquid, especially during periods of economic uncertainty or change, than higher-quality debt securities.

INTEREST RATE RISK

The risk that bond prices overall will decline because of rising interest rates. With fixed-rate securities, an increase in prevailing interest rates typically causes the value of those securities to fall, while a decline in prevailing interest rates generally produces an increase in the market value of the securities. As interest rates increase, slower than expected principal payments may extend the average life of fixed income securities. This will have the effect of locking in a below-market interest rate, increasing a fund's duration and reducing the value of such a security. If a fund invests in asset-backed and mortgage-backed securities, it is more vulnerable to this risk. Changes in interest rates will affect the value of longer-term fixed income securities more than shorter-term securities and lower quality securities more than higher quality securities.

LONG-TERM MATURITIES/DURATIONS RISK

The risk that fixed income securities with longer maturities or durations may be subject to greater price fluctuations due to interest rate, tax law, and general market changes than securities with shorter maturities or durations.


56  Phoenix Opportunities Trust

LOWER RATED SECURITIES RISK

The risk that lower-rated debt securities generally have a higher risk that the issuer of the security may default and not make the payment of interest or principal.

MORTGAGE-BACKED AND ASSET-BACKED RISK

The risk that certain factors, such as interest rate changes, may negatively affect the value of mortgage backed and asset backed securities, causing them to fluctuate to a greater degree than other debt securities. Mortgage-backed and asset-backed securities are generally subject to higher prepayment risks than most other types of debt securities. It is difficult to predict cash flows from mortgage-backed and asset-backed securities due to the variability of prepayments. Prepayments also tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise. In the event of high prepayments, the fund may be required to invest proceeds at lower interest rates, causing the fund to earn less than if such prepayment had not occurred.

MUNICIPAL MARKET RISK

The risk that certain factors may negatively affect the value of municipal securities, and, as a result, the share price of a fund that invests in them. These factors include political or legislative changes, uncertainties related to the tax status of the securities or the rights of investors in the securities. A fund may invest in municipal obligations that are related in such a way (e.g., multiple apparently unrelated issues that depend on the financial rating or support of a single government unit) that an economic, business or political development or change that affects one of these obligations would also affect the others.

NON-DIVERSIFICATION RISK

The risk that if a fund invests a greater proportion of its assets in a small number of issuers, changes in the price of those securities may cause the fund's return to fluctuate more than that of a diversified investment company. A non-diversified fund is not limited in the proportion of assets that it may invest in the securities of any one issuer. Diversifying a fund's portfolio can reduce the risks of investing. As a non-diversified investment company, the fund may be subject to greater risk since it can invest a greater proportion of its assets in the securities of a small number of issuers. If the fund takes concentrated positions in a small number of issuers, changes in the price of those securities may cause the fund's return to fluctuate more than that of a diversified investment company.

PUERTO RICO BONDS RISK

The risk that certain regulatory controls or changes in Puerto Rico will negatively affect the value of securities issued by the territory of Puerto Rico. Certain federal tax credits currently offered to qualifying U.S. manufacturing firms operating in Puerto Rico were phased out on January 1, 2006. The overall effect this will have on Puerto Rico's economy is still unclear.


                                                 Phoenix Opportunities Trust  57

TAX-EXEMPT SECURITIES RISK

The risk that tax-exempt securities may not provide a higher after-tax return than taxable securities.

UNRATED FIXED INCOME SECURITIES RISK

The risk that unrated securities may not be lower in quality than rated securities, but due to their perceived risk, they may not have as broad a market as rated securities making it more difficult to sell unrated securities. Analysis of unrated securities is more complex than for rated securities, making it more difficult for the adviser to accurately predict risk.

U.S. GOVERNMENT SECURITIES RISK

Obligations issued or guaranteed by the U.S. Government, its agencies, authorities and instrumentalities and backed by the full faith and credit of the United States only guarantee principal and interest will be timely paid to holders of the securities. The entities do not guarantee that the value of fund shares will increase. In addition, not all U.S. Government securities are backed by the full faith and credit of the United States, but rather are the obligation solely of the entity through which they are issued.


58  Phoenix Opportunities Trust

ADDITIONAL INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------


In addition to the Principal Investment Strategies and Risks Related to Principal Investment Strategies, each of the funds may engage in additional investment techniques that present additional risks to a fund as indicated in the chart below. Each risk is described after the chart. Many of the additional investment techniques that a fund may use are more fully described in the Statement of Additional Information.

-----------------------------------------------------------------------------------------------------------------------
                                           CA                   EMERGING     HIGH   MONEY  MULTI-SECTOR   MULTI-SECTOR
  RISKS                                TAX-EXEMPT   CORE BOND   MARKETS      YIELD  MARKET FIXED INCOME    SHORT TERM
  RISKS                    BOND FUND    BOND FUND     FUND     BOND FUND     FUND    FUND     FUND         BOND FUND
-----------------------------------------------------------------------------------------------------------------------
  Borrowing                    X                                   X          X                 X               X
-----------------------------------------------------------------------------------------------------------------------
  Brady Bonds                                                      X
-----------------------------------------------------------------------------------------------------------------------
  Convertible Securities                                X                     X
-----------------------------------------------------------------------------------------------------------------------
  Debt Securities                                                  X
-----------------------------------------------------------------------------------------------------------------------
  Derivatives                  X                        X          X          X                 X               X
-----------------------------------------------------------------------------------------------------------------------
  Equity Securities                                                           X
-----------------------------------------------------------------------------------------------------------------------
  Foreign Securities           X                                              X
-----------------------------------------------------------------------------------------------------------------------
  Illiquid Securities          X                        X          X          X                 X               X
-----------------------------------------------------------------------------------------------------------------------
  Investment Grade                                                            X                 X               X
  Securities
-----------------------------------------------------------------------------------------------------------------------
  Loan Participations                                                         X
-----------------------------------------------------------------------------------------------------------------------
  Municipal Securities                                  X                     X                 X               X
-----------------------------------------------------------------------------------------------------------------------
  Mutual Fund Investing        X                                   X
-----------------------------------------------------------------------------------------------------------------------
  Non-Performing                                                   X
  Securities
-----------------------------------------------------------------------------------------------------------------------
  Private Placements                                    X                     X
-----------------------------------------------------------------------------------------------------------------------
  Repurchase Agreements        X                        X                     X                 X               X
-----------------------------------------------------------------------------------------------------------------------
  Securities Lending           X                        X          X
-----------------------------------------------------------------------------------------------------------------------
  Short-Term Investments                                X          X
-----------------------------------------------------------------------------------------------------------------------
  Unrated Securities           X                        X          X          X                 X               X
-----------------------------------------------------------------------------------------------------------------------
  Variable Rate,               X                                   X
  Floating Rate and
  Variable Amount
  Securities
-----------------------------------------------------------------------------------------------------------------------
  When-Issued and                                                  X          X                 X               X
  Delayed Delivery
  Securities
-----------------------------------------------------------------------------------------------------------------------
  Yankee Bonds                                          X
-----------------------------------------------------------------------------------------------------------------------
  Zero Coupon, Step                                                X          X                 X
  Coupon, Deferred
  Coupon and PIK Bonds
-----------------------------------------------------------------------------------------------------------------------


                                                 Phoenix Opportunities Trust  59

BORROWING

The fund may obtain fixed interest rate loans in amounts up to one third the value of its net assets and invest the loan proceeds in other assets. If the securities purchased with such borrowed money decrease in value or do not increase enough to cover interest and other borrowing costs, a fund will suffer greater losses than if no borrowing took place.

BRADY BONDS

The fund may invest in Brady Bonds. Brady Bonds have an uncollateralized component, and countries issuing such bonds have a history of defaults making the bonds speculative in nature.

CONVERTIBLE SECURITIES

The fund may invest in convertible securities. Convertible securities may be subject to redemption at the option of the issuer. If a security is called for redemption, the fund may have to redeem the security, convert it into common stock or sell it to a third party at a price and time that it not beneficial for the fund. In addition, securities convertible into common stocks may have higher yields than common stocks but lower yields than comparable nonconvertible securities.

DEBT SECURITIES

The fund may invest in securities other than emerging market debt obligations of any maturity, such as debt securities and money market instruments issued by corporations and governments based in developed markets.

Typically, debt obligations will decrease in value when interest rates rise. Credit risk for debt obligations generally increases as the rating declines. Securities with lower credit ratings have a greater chance of principal and interest payment default. Debt obligations with longer maturities may be subject to price fluctuations due to interest rates, tax laws and other general market factors. Credit risk is determined at the date of investment. If the rating declines after the date of purchase, the fund is not obligated to sell the security.

DERIVATIVES (POT)

The fund may buy and write call and put options on securities, securities indices, and foreign currencies, and may enter into futures contracts and related options. The fund may also enter into swap agreements relating to interest rates, foreign currencies, and securities indices and forward foreign currency contracts. The fund may use these techniques to hedge against changes in interest rates, foreign currency exchange rates, changes in securities prices or other factors affecting the value of their investments, or as part of their overall investment technique. If the subadviser fails to correctly predict these changes, the fund may lose money. Derivatives transactions may be less liquid than other securities and the counterparty to such transactions may not perform as expected. In addition, futures and options involve market risk in excess of their value.


60  Phoenix Opportunities Trust

DERIVATIVES (MST, PSF, MPF)

The fund may enter into derivative transactions (contracts whose value is derived from the value of an underlying asset, index or rate), including futures, options, non-deliverable forwards, forward foreign currency exchange contracts and swap agreements. The fund may use derivatives to hedge against factors that affect the value of their investments such as interest rates and foreign currency exchange rates. The fund may also utilize derivatives as part of their overall investment technique to gain or lessen exposure to various securities, markets and currencies.

Derivatives typically involve greater risks than traditional investments. It is generally more difficult to ascertain the risk of, and to properly value, derivative contracts. Derivative contracts are usually less liquid than traditional securities and are subject to counterparty risk (the risk that the other party to the contract will default or otherwise not be able to perform its contractual obligations). In addition, some derivatives transactions may involve potentially unlimited losses. Derivatives contracts entered into for hedging purposes may also subject the fund to losses if the contracts do not correlate with the assets, index or rates they were designed to hedge. Gains and losses derived from hedging transactions are, therefore, more dependent upon the subadviser's ability to correctly predict the movement of the underlying asset prices, indexes or rates.

EQUITY SECURITIES

The High Yield Fund may invest in equity securities. Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product). The High Yield Fund may invest in preferred stocks, warrants, rights and securities convertible into common stocks. Preferred stocks may not fully participate in dividends, and convertible securities may have higher yields than common stocks but lower yields than comparable nonconvertible securities.

FOREIGN INVESTING

The fund may invest in securities of foreign (non-U.S.) issuers. The High Yield Fund may invest in emerging market securities. Additionally, the Core Bond Fund may invest in Yankee Bonds.

Investments in non-U.S. companies involve additional risks and conditions, including differences in accounting standards, generally higher commission rates, differences in transaction settlement systems, political instability, and the possibility of confiscatory or expropriation taxes. Political and economic uncertainty in foreign countries, as well as less public information about foreign investments, may negatively impact the fund's portfolio. Dividends and other income payable on foreign securities may also be subject to foreign taxes. Some investments may be made in currencies other than the U.S. dollar that will fluctuate in


                                                 Phoenix Opportunities Trust  61
value as a result of changes in the currency exchange rate. Foreign markets and currencies may not function as well as U.S. markets.

Risks associated with foreign investments may be intensified in emerging market countries. Developing countries and companies doing business in such countries may not have the same range of opportunities and have more obstacles to financial success than their counterparts in developed nations.

ILLIQUID SECURITIES

The fund may invest in illiquid securities, including restricted securities. Illiquid securities may include repurchase agreements with maturities of greater than seven days. Illiquid and restricted securities may be difficult to sell or may be sold only pursuant to certain legal restrictions. Difficulty in selling securities may result in a loss to a fund or entail expenses not normally associated with the sale of a security.

INVESTMENT GRADE SECURITIES

The fund may invest in all types of long-term or short-term investment-grade debt obligations of U.S. issuers. In addition to the types of securities mentioned in the Principal Investment Strategies sections, the funds may also invest in bonds, debentures, notes, municipal bonds, equipment lease certificates, equipment trust certificates, conditional sales contracts and commercial paper. Debt securities with lower credit ratings have a higher risk of default on payment of principal and interest and securities with longer maturities are subject to greater price fluctuations in response to changes in interest rates. If interest rates rise, the value of debt securities generally will fall.

LOAN PARTICIPATIONS

The fund may invest in loan participations. A loan participation agreement involves the purchase of a share of a loan made by a bank to a company in return for a corresponding share of borrower's principal and interest payments. The principal credit risk associated with acquiring loan participation interests is the credit risk associated with the underlying corporate borrower. There is also a risk that there may not be a readily available market for loan participation interests and, in some cases, this could result in the fund disposing of such securities at a substantial discount from face value or holding such securities until maturity.

MUNICIPAL SECURITIES

The fund may invest in taxable municipal securities. Principal and interest payments on municipal securities may not be guaranteed by the issuing entity and may be payable only from monies (revenue) derived from a particular source (so called "revenue bonds"). If the source does not perform as expected, principal and income payments may not be made on time or at all. In addition, the market for municipal securities is often thin and can be temporarily affected by large purchases and sales, including those by the funds. General conditions in the financial markets and the size of a particular offering may also negatively affect municipal securities' returns.


62  Phoenix Opportunities Trust

MUTUAL FUND INVESTING

The fund may invest in shares of other mutual funds and the Emerging Markets Fund may invest in shares of closed-end investment companies that invest primarily in emerging market debt securities. Assets invested in other mutual funds incur a layering of expenses including operating costs, advisory fees and administrative fees that you, as a shareholder in the funds, indirectly bear.

NON-PERFORMING SECURITIES

The fund may invest in non-performing securities whose quality is comparable to securities rated as low as D by Standard & Poor's or C by Moody's.

PRIVATE PLACEMENTS

The fund may purchase securities which have been privately issued to qualified institutional investors under special rules adopted by the Securities and Exchange Commission ("SEC"). Such securities may offer higher yields than comparable publicly traded securities. Privately issued securities ordinarily can be sold by the fund in secondary market transactions to certain qualified investors pursuant to rules established by the SEC or in privately negotiated transactions to a limited number of purchasers. Therefore, sales of such securities by the fund may involve significant delays and expense.

REPURCHASE AGREEMENTS

The fund may invest in repurchase agreements. Default or insolvency of the other party presents a risk to the funds.

SECURITIES LENDING

The fund may loan portfolio securities with a value up to one third of its total assets to increase its investment returns. If the borrower is unwilling or unable to return the borrowed securities when due, the fund can suffer losses.

SHORT-TERM INVESTMENTS

The fund may invest in short-term investments, including bank certificates of deposit, bankers' acceptances and repurchase agreements. The Emerging Markets Fund may invest in money market instruments issued by corporations and governments based in developed markets.

UNRATED SECURITIES

The fund may invest in unrated securities. Unrated securities may not be lower in quality than rated securities, but due to their perceived risk, they may not have as broad a market as rated securities. Analysis of unrated securities is more complex than for rated securities, making it more difficult for the subadviser to accurately predict risk.


                                                 Phoenix Opportunities Trust  63

VARIABLE RATE, FLOATING RATE OR VARIABLE AMOUNT SECURITIES

The fund may invest in variable rate, floating rate, or variable amount securities which are generally short-term, unsecured, fluctuating, interest-bearing notes of private issuers.

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES

The fund may purchase securities on a when-issued or delayed-delivery basis. The value of the security on settlement date may be more or less than the price paid as a result of changes in interest rates and market conditions. If the value on settlement date is less, the value of your shares may decline.

ZERO COUPON, STEP COUPON, DEFERRED COUPON AND PIK BONDS

The fund may invest in any combination of zero coupon and step coupon bonds and bonds on which interest is payable in kind ("PIK"). The market prices of these bonds generally are more volatile than the market prices of securities that pay interest on a regular basis. Since the fund will not receive cash payments earned on these securities on a current basis, the fund may be required to make distributions from other sources. This may result in higher portfolio turnover rates and the sale of securities at a time that is less favorable.

The funds may buy other types of securities or employ other portfolio management techniques. Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques of the funds.



PRICING OF FUND SHARES
--------------------------------------------------------------------------------


HOW IS THE SHARE PRICE DETERMINED?

Each fund calculates a share price for each class of its shares. The share price for each class is based on the net assets of the fund and the number of outstanding shares of that class. In general, each fund calculates a share price for each class by:

         o  adding the values of all securities and other assets of the fund;

         o  subtracting liabilities; and

         o dividing the result by the total number of outstanding shares of that class.

Assets: Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price. Shares of other investment companies are valued at such companies' net asset values. Debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service, which in determining value utilizes information with respect to recent sales, market transactions in comparable securities,


64  Phoenix Opportunities Trust
quotations from dealers, and various relationships between securities. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. As required, some securities and assets are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees. Other assets, such as accrued interest, accrued dividends and cash are also included in determining a fund's net asset value.

Liabilities: Accrued liabilities for class specific expenses (if any), distribution fees, service fees and other liabilities are deducted from the assets of each class. Accrued expenses and liabilities that are not class specific (such as management fees) are allocated to each class in proportion to each class's net assets except where an alternative allocation can be more appropriately made.

Net Asset Value: The liabilities allocated to a class are deducted from the proportionate interest of such class in the assets of the applicable fund. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class's net asset value per share.

The net asset value per share of each class of each fund is determined as of the close of trading (normally 4:00 PM eastern time) on days when the New York Stock Exchange (the "NYSE") is open for trading. A fund will not calculate its net asset value per share class on days when the NYSE is closed for trading. If a fund holds securities that are traded on foreign exchanges that trade on weekends or other holidays when the funds do not price their shares, the net asset value of the fund's shares may change on days when shareholders will not be able to purchase or redeem the fund's shares.

HOW ARE SECURITIES FAIR VALUED?

If market quotations are not readily available or where available prices are not reliable, the funds determine a "fair value" for an investment according to rules and procedures approved by the Board of Trustees. The types of assets for which such pricing might be required include (i) securities whose trading has been suspended; (ii) securities where the trading market is unusually thin or trades have been infrequent; (iii) debt securities that have recently gone into default and for which there is no current market quotation; (iv) a security whose market price is not available from an independent pricing source and for which otherwise reliable quotes are not available; (v) securities of an issuer that has entered into a restructuring; (vi) a security whose price as provided by any pricing source does not, in the opinion of the adviser/subadviser, reflect the security's market value; (vii) foreign securities subject to trading collars for which no or limited trading takes place; and (viii) securities where the market quotations are not readily available as a result of "significant" events. This list is not inclusive of all situations that may require a security to be fair valued, nor is it intended to be conclusive in determining whether a specific event requires fair valuation.

The value of any portfolio security held by a fund for which market quotations are not readily available shall be determined in good faith and in a manner that assesses the security's "fair value" on the valuation date (i.e., the amount that the fund might reasonably expect to receive for the security upon its current sale), based on a consideration of all available facts and all


                                                 Phoenix Opportunities Trust  65
available information, including, but not limited to, the following: (i) the fundamental analytical data relating to the investment; (ii) an evaluation of the forces which influence the market in which these securities are purchased and sold (e.g., the existence of merger proposals or tender offers that might affect the value of the security); (iii) price quotes from dealers and/or pricing services; (iv) an analysis of the company's financial statements; (v) trading volumes on markets, exchanges or among dealers; (vi) recent news about the security or issuer; (vii) changes in interest rates; (viii) information obtained from the issuer, analysts, other financial institutions and/or the appropriate stock exchange (for exchange traded securities); (ix) whether two or more dealers with whom the adviser/subadviser regularly effects trades are willing to purchase or sell the security at comparable prices; (x) other news events or relevant matters; and (xi) government (domestic or foreign) actions or pronouncements.

Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In such cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

The value of a security, as determined using the fund's fair valuation procedures, may not reflect such security's market value.

AT WHAT PRICE ARE SHARES PURCHASED?

All investments received by the funds' authorized agents prior to the close of regular trading on the NYSE (normally 4:00 PM eastern time) will be executed based on that day's net asset value. Shares credited to your account from the reinvestment of a fund's distributions will be in full and fractional shares that are purchased at the closing net asset value on the next business day on which the fund's net asset value is calculated following the dividend record date.



SALES CHARGES
--------------------------------------------------------------------------------


WHAT ARE THE CLASSES AND HOW DO THEY DIFFER?

Each fund offers from two to five classes of shares. Each class of shares has different sales and distribution charges. (See "Fund Fees and Expenses" previously in this prospectus.) For certain classes of shares, the funds have adopted distribution and service plans allowed under Rule 12b-1 of the Investment Company Act of 1940, as amended ("the 1940 Act"), that authorize the funds to pay distribution and service fees for the sale of those shares and for services provided to shareholders.


66  Phoenix Opportunities Trust

WHAT ARRANGEMENT IS BEST FOR YOU?

The different classes of shares permit you to choose the method of purchasing shares that is most beneficial to you. In choosing a class of shares, consider the amount of your investment, the length of time you expect to hold the shares, whether you decide to receive distributions in cash or to reinvest them in additional shares, and any other personal circumstances. Depending upon these considerations, the accumulated distribution and service fees and contingent deferred sales charges of one class of shares may be more or less than the initial sales charge and accumulated distribution and service fees of another class of shares bought at the same time. Because distribution and service fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Your financial representative should recommend only those arrangements that are suitable for you based on known information. In certain instances, you may be entitled to a reduction or waiver of sales charges. For instance, you may be entitled to a sales charge discount on Class A Shares if you purchase more than certain breakpoint amounts. You should inform or inquire of your financial representative whether or not you may be entitled to a sales charge discount attributable to your total holdings in a fund or affiliated funds. To determine eligibility for a sales charge discount, you may aggregate all of your accounts (including joint accounts, IRAs, non-IRAs, etc.) and those of your spouse and minor children. The financial representative may request you to provide an account statement or other holdings information to determine your eligibility for a breakpoint and to make certain all involved parties have the necessary data. Additional information about the classes of shares offered, sales charges, breakpoints and discounts follows in this section and also may be found in the Statement of Additional Information in the section entitled "How to Buy Shares." This information is available free of charge, and in a clear and prominent format, at the Individual Investors section of the Phoenix Funds' Web sites at PhoenixFunds.com or PhoenixInvestments.com. Please be sure that you fully understand these choices before investing. If you or your financial representative require additional assistance, you may also contact Mutual Fund Services by calling toll-free (800) 243-1574.

CLASS A SHARES. If you purchase Class A Shares of the Short Term Bond Fund, you will pay a sales charge at the time of purchase equal to 2.25% of the offering price (2.30% of the amount invested). If you purchase Class A Shares of the other funds, you will pay a sales charge at the time of purchase equal to 4.75% of the offering price (4.99% of the amount invested). The sales charge may be reduced or waived under certain conditions. (See "Initial Sales Charge Alternative--Class A Shares" below.) Generally, Class A Shares are not subject to any charges by the fund when redeemed; however, a 1% contingent deferred sales charge ("CDSC") may be imposed on certain redemptions within one year on purchases on which a finder's fee has been paid. The one-year period begins on the last day of the month preceding the month in which the purchase was made. Class A Shares have lower distribution and service fees (0.25%) and pay higher dividends than Class B Shares and Class C Shares.


                                                 Phoenix Opportunities Trust  67

CLASS B SHARES (NOT OFFERED BY THE MONEY MARKET FUND). If you purchase Class B Shares, you will not pay a sales charge at the time of purchase. If you sell your Class B Shares of the Short Term Bond Fund within the first three years after they are purchased, you will pay a deferred sales charge of up to 2% of your shares' value. If you sell your Class B Shares of the other funds within the first five years after they are purchased, you will pay a deferred sales charge of up to 5% of your shares' value. (See "Deferred Sales Charge Alternative--Class B Shares and Class C Shares" below.) This charge declines to 0% over a period of three years for the Short Term Bond Fund and a period of five years for the other funds, and may be waived under certain conditions. Class B Shares have higher distribution and service fees (1.00%) and pay lower dividends than Class A Shares. Class B Shares automatically convert to Class A Shares eight years after purchase. Purchases of Class B Shares may be inappropriate for any investor who may qualify for reduced sales charges of Class A Shares and anyone who is over 85 years of age. The underwriter may decline purchases in such situations.

CLASS C SHARES. If you purchase Class C Shares, you will not pay a sales charge at the time of purchase. You will not pay any sales charges on Class C Shares of the Short Term Bond Fund when you sell them. If you sell your Class C Shares of the other funds within the first year after they are purchased, you will pay a deferred sales charge of 1%. (See "Deferred Sales Charge Alternative--Class B Shares and Class C Shares" below.) Class C Shares of the Short Term Bond Fund have lower distribution and service fees (0.50%) and pay higher dividends than Class B Shares. Class C Shares of the other funds have the same distribution and service fees (1.00%) and pay comparable dividends as Class B Shares. Class C Shares do not convert to any other class of shares of the fund, so the higher distribution and service fees paid by Class C Shares continue for the life of the account.

CLASS T SHARES (SHORT TERM BOND FUND ONLY). If you purchase Class T Shares, you will not pay a sales charge at the time of purchase. If you sell your Class T Shares within the first year after they are purchased, you will pay a sales charge of 1%. (See "Deferred Sales Charge Alternative--Class B Shares, Class C Shares and Class T Shares" below.) Class T Shares have higher distribution and service fees (1.00%) and pay lower dividends than Class B Shares. Class T Shares do not convert to any other class of shares of the fund, so the higher distribution and service fees paid by Class C Shares continue for the life of the account.

CLASS I SHARES (BOND FUND AND CA TAX-EXEMPT BOND FUND ONLY). Class I Shares are offered primarily to institutional investors, such as pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations who purchase the minimum amounts; to private clients of the adviser, subadviser and their affiliates; or through certain wrap programs with which the Distributor has an arrangement. If you are eligible to purchase and do purchase Class I Shares, you will pay no sales charge at any time. There are no distribution and services fees applicable to Class I Shares. For additional information about purchasing Class I Shares, please contact Mutual Fund Services by calling (800) 243-1574.


68  Phoenix Opportunities Trust

INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES

The public offering price of Class A Shares is the net asset value plus a sales charge that varies depending on the size of your purchase. (See "Class A Shares--Reduced Initial Sales Charges" in the Statement of Additional Information.) Shares purchased based on the automatic reinvestment of income dividends or capital gain distributions are not subject to any sales charges. The sales charge is divided between your investment dealer and the funds' underwriter (Phoenix Equity Planning Corporation, "PEPCO" or "the Distributor").

SALES CHARGE YOU MAY PAY TO PURCHASE CLASS A SHARES

MULTI-SECTOR SHORT TERM BOND FUND ONLY

                                                                         SALES CHARGE AS
                                                                         A PERCENTAGE OF
AMOUNT OF                                        ------------------------------------------------------------------
TRANSACTION                                                 OFFERING                         NET AMOUNT
AT OFFERING PRICE                                            PRICE                            INVESTED
-------------------------------------------------------------------------------------------------------------------
Under $50,000                                                  2.25%                             2.30%
$50,000 but under $100,000                                     1.25                              1.27
$100,000 but under $500,000                                    1.00                              1.01
$500,000 but under $1,000,000                                  0.75                              0.76
$1,000,000 or more                                             None                              None

ALL OTHER FUNDS

                                                                         SALES CHARGE AS
                                                                         A PERCENTAGE OF
AMOUNT OF                                        ------------------------------------------------------------------
TRANSACTION                                                 OFFERING                         NET AMOUNT
AT OFFERING PRICE                                            PRICE                            INVESTED
-------------------------------------------------------------------------------------------------------------------
Under $50,000                                                  4.75%                             4.99%
$50,000 but under $100,000                                     4.50                              4.71
$100,000 but under $250,000                                    3.50                              3.63
$250,000 but under $500,000                                    2.75                              2.83
$500,000 but under $1,000,000                                  2.00                              2.04
$1,000,000 or more                                             None                              None

CLASS A SALES CHARGE REDUCTIONS AND WAIVERS

Investors may reduce or eliminate sales charges applicable to purchases of Class A Shares through utilization of Combination Purchase Privilege, Letter of Intent, Right of Accumulation, Purchase by Associations or the Account Reinstatement Privilege. These programs are summarized below and are described in greater detail in the Statement of Additional Information. Investors buying Class A Shares on which a finder's fee has been paid may incur a 1% deferred sales charge if they redeem their shares within one year of purchase.

Combination Purchase Privilege. Your purchase of any class of shares of these funds or any other Phoenix Fund (other than any Phoenix money market fund), if made at the same time by the same person, will be added together with any existing Phoenix Fund account values to determine whether the combined sum entitles you to an immediate reduction in sales charges.


                                                 Phoenix Opportunities Trust  69

A "person" is defined in this and the following sections as: (a) any individual, their spouse and minor children purchasing shares for his or their own account (including an IRA account) including his or their own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to accounts over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.

Letter of Intent. If you sign a Letter of Intent, your purchase of any class of shares of these funds or any other Phoenix Fund (other than any Phoenix money market fund), if made by the same person within a 13-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and the Distributor. Shares worth 5% of the amount of each purchase will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charges applicable to the shares actually purchased in the event the full intended amount is not purchased.

Right of Accumulation. The value of your account(s) in any class of shares of these funds or any other Phoenix Fund (other than any Phoenix money market fund) if made over time by the same person, may be added together at the time of each purchase to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor at the time of purchase to exercise this right.

Purchase by Associations. Certain groups or associations may be treated as a "person" and qualify for reduced Class A Share sales charges. The group or association must: (1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; or (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

Account Reinstatement Privilege. Subject to the funds' disruptive trading and market timing policies and procedures, for 180 days after you sell your Class A, Class B or Class C Shares on which you have previously paid a sales charge, you may purchase Class A Shares of any Phoenix Fund at net asset value, with no sales charge, by reinvesting all or part of your proceeds, but not more.

Sales at Net Asset Value. In addition to the programs summarized above, the funds may sell their Class A Shares at net asset value without an initial sales charge to certain types of accounts or account holders, including, but not limited to: trustees of the Phoenix Funds; directors,


70  Phoenix Opportunities Trust
officers, employees and sales representatives of the adviser, subadviser (if any) or Distributor or a corporate affiliate of the adviser or Distributor; private clients of an adviser or subadviser to any of the Phoenix Funds; registered representatives and employees of dealers with which the Distributor has sales agreements; and certain qualified employee benefit plans, endowment funds or foundations. Additionally, existing shareholders of the Predecessor Fund who became shareholders of the Growth Opportunities Fund through the reorganization will receive Class A Shares of the Growth Opportunities Fund in exchange for their shares of the Predecessor Fund and will not be required to pay a sales load for new purchases of Class A Shares of the Growth Opportunities Fund. Please see the Statement of Additional Information for more information about qualifying for purchases of Class A Shares at net asset value.

DEFERRED SALES CHARGE ALTERNATIVE--CLASS B SHARES, CLASS C SHARES AND CLASS T SHARES
Class B Shares, Class C Shares and Class T Shares are purchased without an initial sales charge; however, shares sold within a specified time period are subject to a declining CDSC at the rates listed below. Class C Shares of the Short Term Bond Fund are purchased without an initial sales charge and are not subject to a deferred sales charge. The sales charge will be multiplied by the then current market value or the initial cost of the shares being redeemed, whichever is less. No sales charge will be imposed on increases in net asset value or on shares purchased through the reinvestment of income dividends or capital gain distributions. To minimize the sales charge, shares not subject to any charge will be redeemed first, followed by shares held the longest time. To calculate the number of shares owned and time period held, all Class B Shares purchased in any month are considered purchased on the last day of the preceding month, and all Class C Shares and Class T Shares are considered purchased on the trade date.

DEFERRED SALES CHARGE YOU MAY PAY TO SELL CLASS B SHARES
SHORT TERM BOND FUND

 YEAR                1       2      3       4+
--------------------------------------------------------------------------------
CDSC                 2%      1.5%   1%      0%

ALL OTHER FUNDS

YEAR                 1       2      3       4       5         6+
--------------------------------------------------------------------------------
CDSC                 5%      4%     3%      2%      2%        0%

DEFERRED SALES CHARGE YOU MAY PAY TO SELL CLASS C SHARES

YEAR                 1       2+
--------------------------------------------------------------------------------
CDSC                 1%      0%

You will not pay any deferred sales charge to sell Class C Shares of the Short Term Bond Fund.


                                                 Phoenix Opportunities Trust  71

DEFERRED SALES CHARGE YOU MAY PAY TO SELL CLASS T SHARES

SHORT TERM BOND FUND ONLY

 YEAR                1       2+
--------------------------------------------------------------------------------
CDSC                 1%      0%


COMPENSATION TO DEALERS

Dealers with whom the Distributor has entered into sales agreements receive a discount or commission on Class A Shares as described below.

SHORT TERM BOND FUND

                 AMOUNT OF                   SALES CHARGE AS       SALES CHARGE AS        DEALER DISCOUNT AS
                TRANSACTION                  A PERCENTAGE OF       A PERCENTAGE OF          A PERCENTAGE OF
             AT OFFERING PRICE                OFFERING PRICE       AMOUNT INVESTED          OFFERING PRICE
------------------------------------------------------------------------------------------------------------------
Under $50,000                                    2.25%                  2.30%                    2.00%
$50,000 but under $100,000                       1.25                   1.27                     1.00
$100,000 but under $500,000                      1.00                   1.01                     1.00
$500,000 but under $1,000,000                    0.75                   0.76                     0.75
$1,000,000 or more                               None                   None                     None

ALL OTHER FUNDS

 AMOUNT OF                                SALES CHARGE AS A      SALES CHARGE AS A      DEALER DISCOUNT AS A
 TRANSACTION                                PERCENTAGE OF          PERCENTAGE OF            PERCENTAGE OF
 AT OFFERING PRICE                          OFFERING PRICE        AMOUNT INVESTED          OFFERING PRICE
 ----------------------------------------------------------------------------------------------------------------
 Under $50,000                                   4.75%                  4.99%                   4.25%
 $50,000 but under $100,000                      4.50                   4.71                    4.00
 $100,000 but under $250,000                     3.50                   3.63                    3.00
 $250,000 but under $500,000                     2.75                   2.83                    2.25
 $500,000 but under $1,000,000                   2.00                   2.04                    1.75
 $1,000,000 or more                              None                   None                    None

In addition to the dealer discount on purchases of Class A Shares, the Distributor intends to pay investment dealers a sales commission of 4% of the sale price of Class B Shares and a sales commission of 1% of the sale price of Class C Shares sold by such dealers. (This sales commission will not be paid to dealers for sales of Class B Shares or Class C Shares purchased by 401(k) participants of the Merrill Lynch Daily K Plan due to a waiver of the CDSC for these plan participants' purchases.) Your broker, dealer or financial advisor may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.

Dealers and other entities that enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of these funds and/or for providing other shareholder services. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services; provision of recordkeeping and administrative services to qualified employee benefit plans; and


72   Phoenix Opportunities Trust
other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the funds through distribution fees, service fees or transfer agent fees or, in some cases, the Distributor may pay certain fees from its own profits and resources. From its own profits and resources, the Distributor does intend to: (a) from time to time, pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third party marketers; (b) pay broker-dealers a finder's fee in an amount equal to 1% of the first $3 million of Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; and (c) excluding purchases as described in (b) above, pay broker-dealers an amount equal to 1.00% of the amount of Class A Shares sold from $1,000,000 to $3,000,000, 0.50% on amounts of $3,000,001 to $10,000,000 and
0.25% on amounts greater than $10,000,000. If part or all of such investment as described in (b) and (c) above, including investments by qualified employee benefit plans, is subsequently redeemed within one year, a 1% CDSC may apply, except for redemptions of shares purchased on which a finder's fee would have been paid where such investor's dealer of record, due to the nature of the investor's account, notifies the Distributor prior to the time of the investment that the dealer waives the finder's fee otherwise payable to the dealer, or agrees to receive such finder's fee ratably over a 12-month period. For purposes of determining the applicability of the CDSC, the one-year CDSC period begins on the last day of the month preceding the month in which the purchase was made. Any dealer who receives more than 90% of a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933. PEPCO reserves the right to discontinue or alter such fee payment plans at any time.

From its own resources or pursuant to the distribution and shareholder servicing plans, and subject to the dealers' prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives' or dealers' achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A Shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

The Distributor has agreed to pay fees to certain distributors for preferred marketing opportunities. These arrangements may be viewed as creating a conflict of interest between these distributors and investors. Investors should make due inquiry of their selling agents to ensure that they are receiving the requisite point of sale disclosures and suitable recommendations free of any influence by reason of these arrangements.


                                                 Phoenix Opportunities Trust  73

YOUR ACCOUNT
--------------------------------------------------------------------------------


OPENING AN ACCOUNT

Your financial advisor can assist you with your initial purchase as well as all phases of your investment program. If you are opening an account by yourself, please follow the instructions outlined below. These procedures do not apply to purchases of Class I Shares. For information about purchasing Class I Shares, please contact Mutual Fund Services by calling (800) 243-1574.

The funds have established the following preferred methods of payment for fund shares:

      o Checks drawn on an account in the name of the investor and made payable to Phoenix Funds;

      o Checks drawn on an account in the name of the investor's company or employer and made payable to Phoenix Funds; or

      o Wire transfers or Automatic Clearing House (ACH) transfers from an account in the name of the investor, or the investor's company or employer.

Payment in other forms may be accepted at the discretion of the funds. Please specify the name(s) of the fund or funds in which you would like to invest on the check or transfer instructions.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. Accordingly, when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. We may check the information you provide against publicly available databases, information obtained from consumer reporting agencies, other financial institutions or other sources. If, after reasonable effort, we cannot verify your identity, we reserve the right to close the account and redeem the shares at net asset value next calculated after the decision is made by us to close the account.

STEP 1.

Your first choice will be the initial amount you intend to invest.

Minimum INITIAL investments:

      o $25 for individual retirement accounts (IRAs), accounts that use the systematic exchange privilege or accounts that use the Systematic Purchase program. (See below for more information on the Systematic Purchase program.)


74  Phoenix Opportunities Trust

      o There is no initial dollar requirement for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into another account.

      o $500 for all other accounts.

Minimum ADDITIONAL investments:

      o $25 for any account.

      o There is no minimum additional investment requirement for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans. There is also no minimum additional investment requirement for reinvesting dividends and capital gains into an existing account.

The funds reserve the right to refuse any purchase order for any reason.

STEP 2.

Your second choice will be what class of shares to buy. Each share class has different sales and distribution charges. Because all future investments in your account will be made in the share class you choose when you open your account, you should make your decision carefully. Your financial advisor can help you pick the share class that makes the most sense for your situation.

STEP 3.

Your next choice will be how you want to receive any dividends and capital gain distributions. Your options are:

      o Receive both dividends and capital gain distributions in additional shares;

      o Receive dividends in additional shares and capital gain distributions in cash;

      o Receive dividends in cash and capital gain distributions in additional shares; or

      o Receive both dividends and capital gain distributions in cash.

No interest will be paid on uncashed distribution checks.


                                                 Phoenix Opportunities Trust  75

HOW TO BUY SHARES
--------------------------------------------------------------------------------


--------------------------------------------------------------------------------
                                    TO OPEN AN ACCOUNT
                                    (CLASS A, CLASS B, CLASS C SHARES AND
                                    CLASS T ONLY)
----------------------------------- --------------------------------------------
                                    Contact your advisor. Some advisors may
Through a financial advisor         charge a fee and may set different minimum
                                    investments or limitations on buying shares.
----------------------------------- --------------------------------------------
                                    Complete a New Account Application and send
Through the mail                    it with a check payable to the fund. Mail
                                    them to: State Street Bank, P.O. Box 8301,
                                    Boston, MA 02266-8301.
----------------------------------- --------------------------------------------
                                    Complete a New Account Application and send
                                    it with a check payable to the fund. Send
Through express delivery            them to: Boston Financial Data Services,
                                    Attn: Phoenix Funds, 30 Dan Road, Canton, MA
                                    02021-2809.
----------------------------------- --------------------------------------------
By Federal Funds wire               Call us at (800) 243-1574 (press 1, then 0).
----------------------------------- --------------------------------------------
                                    Complete the appropriate section on the
                                    application and send it with your initial
By Systematic Purchase              investment payable to the fund. Mail them
                                    to: State Street Bank, P.O. Box 8301,
                                    Boston, MA 02266-8301.
----------------------------------- --------------------------------------------
By telephone exchange               Call us at (800) 243-1574 (press 1, then 0).
--------------------------------------------------------------------------------

The price at which a purchase is effected is based on the net asset value determined after receipt of a purchase order by the funds' Transfer Agent.



HOW TO SELL SHARES
--------------------------------------------------------------------------------


You have the right to have the funds buy back shares at the net asset value next determined after receipt of a redemption order by the funds' Transfer Agent or an authorized agent. In the case of a Class B Share, Class C Share or Class T Share redemption, you will be subject to the applicable contingent deferred sales charge, if any, for such shares. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The funds do not charge any redemption fees. Payment for shares redeemed is made within seven days; however, redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.


76  Phoenix Opportunities Trust

--------------------------------------------------------------------------------
                                    TO SELL SHARES
                                    (CLASS A, CLASS B, CLASS C AND CLASS T
                                    SHARES ONLY)
----------------------------------- --------------------------------------------
                                    Contact your advisor. Some advisors may
Through a financial advisor         charge a fee and may set different minimums
                                    on redemptions of accounts.
----------------------------------- --------------------------------------------
                                    Send a letter of instruction and any share
                                    certificates (if you hold certificate
                                    shares) to: State Street Bank, P.O. Box
Through the mail                    8301, Boston, MA 02266-8301. Be sure to
                                    include the registered owner's name, fund
                                    and account number and number of shares or
                                    dollar value you wish to sell.
----------------------------------- --------------------------------------------
                                    Send a letter of instruction and any share
                                    certificates (if you hold certificate
                                    shares) to: Boston Financial Data Services,
Through express delivery            Attn: Phoenix Funds, 30 Dan Road, Canton, MA
                                    02021-2809. Be sure to include the
                                    registered owner's name, fund and account
                                    number and number of shares or dollar value
                                    you wish to sell.
----------------------------------- --------------------------------------------
By telephone                        For sales up to $50,000, requests can be
                                    made by calling (800) 243-1574.
----------------------------------- --------------------------------------------
By telephone exchange               Call us at (800) 243-1574 (press 1, then 0).
----------------------------------- --------------------------------------------
By check (Emerging Markets Bond,    If you selected the checkwriting feature,
Fixed Income and Short Term         you may write checks for amounts of $500 or
Funds only)                         more. Checks may not be used to close an
                                    account.
--------------------------------------------------------------------------------



THINGS YOU SHOULD KNOW WHEN SELLING SHARES
--------------------------------------------------------------------------------


You may realize a taxable gain or loss (for federal income tax purposes) if you redeem shares of the funds. Each fund reserves the right to pay large redemptions "in-kind" (i.e., in securities owned by the fund) rather than in cash. Large redemptions are those that exceed $250,000 or 1% of the fund's net assets, whichever is less, over any 90-day period. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if a redemption is requested by anyone but the shareholder(s) of record. Transfers between broker-dealer "street" accounts are governed by the accepting broker-dealer. Questions regarding this type of transfer should be directed to your financial advisor. Redemption requests will not be honored until all required documents, in proper form, have been received. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the funds' Transfer Agent at (800) 243-1574.

REDEMPTIONS BY MAIL

> If you are selling shares held individually, jointly, or as custodian under the Uniform Gifts to Minors Act or Uniform Transfers to Minors
         Act:


                                                 Phoenix Opportunities Trust  77

         Send a clear letter of instruction if all of these apply:

         o The proceeds do not exceed $50,000.

         o The proceeds are payable to the registered owner at the address on record.

         Send a clear letter of instruction with a signature guarantee when any of these apply:

         o You are selling more than $50,000 worth of shares.

         o The name or address on the account has changed within the last 30 days.

         o You want the proceeds to go to a different name or address than on the account.

>5        If you are selling shares held in a corporate or fiduciary account, please contact the funds' Transfer Agent at (800) 243-1574.

If required, the signature guarantee must be a STAMP 2000 Medallion guarantee and be made by an eligible guarantor institution as defined by the funds' Transfer Agent in accordance with its signature guarantee procedures. Guarantees using previous technology medallions will not be accepted. Currently, the Transfer Agent's signature guarantee procedures generally permit guarantees by banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

SELLING SHARES BY TELEPHONE

The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing.

The individual investor bears the risk from instructions given by an unauthorized third party that the Transfer Agent reasonably believed to be genuine.

The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days notice to shareholders, except for instances of disruptive trading or market timing; in such cases, the telephone redemption privilege may be suspended immediately, followed by written notice. (See "Disruptive Trading and Market Timing" in this Prospectus.)

During times of drastic economic or market changes, telephone redemptions may be difficult to make or temporarily suspended.


78  Phoenix Opportunities Trust

ACCOUNT POLICIES
--------------------------------------------------------------------------------


ACCOUNT REINSTATEMENT PRIVILEGE

Subject to the funds' disruptive trading and market timing policies and procedures, for 180 days after you sell your Class A Shares, Class B Shares, Class C Shares or Class T Shares on which you have previously paid a sales charge, you may purchase Class A Shares of any Phoenix Fund at net asset value, with no sales charge, by reinvesting all or part of your proceeds, but not more. Send your written request to State Street Bank, P.O. Box 8301, Boston, MA 02266-8301. You can call us at (800) 243-1574 for more information.

Please remember, a redemption and reinvestment are considered to be a sale and purchase for tax-reporting purposes. Class B, Class C and Class T shareholders who have had the contingent deferred sales charge waived because they are in the Systematic Withdrawal Program are not eligible for this reinstatement privilege.

REDEMPTION OF SMALL ACCOUNTS

Due to the high cost of maintaining small accounts, if your redemption activity causes your account balance to fall below $200, you may receive a notice requesting you to bring the balance up to $200 within 60 days. If you do not, the shares in the account will be sold at net asset value, and a check will be mailed to the address of record.

DISTRIBUTIONS OF SMALL AMOUNTS

Distributions in amounts less than $10 will automatically be reinvested in additional shares of the fund.

UNCASHED CHECKS

If any correspondence sent by the fund is returned by the postal or other delivery service as "undeliverable," your dividends or any other distribution may be automatically reinvested in the fund.

If your distribution check is not cashed within six months, the distribution may be reinvested in the fund at the current net asset value. You will not receive any interest on uncashed distribution or redemption checks. This provision may not apply to certain retirement or qualified accounts.

EXCHANGE PRIVILEGES

You should read the prospectus of the Phoenix Fund(s) into which you want to make an exchange before deciding to make an exchange. You can obtain a prospectus from your financial advisor or by calling us at (800) 243-4361, or accessing our Web sites at PhoenixFunds.com or PhoenixInvestments.com.


                                                 Phoenix Opportunities Trust  79

         o You may exchange shares of one fund for the same class of shares of another Phoenix Fund; e.g., Class A Shares for Class A Shares. Class C Shares are also exchangeable for Class T Shares of those Phoenix Funds offering them. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

         o Exchanges may be made by telephone ((800) 243-1574) or by mail (State Street Bank, P.O. Box 8301, Boston, MA 02266-8301).

         o The amount of the exchange must be equal to or greater than the minimum initial investment required.

         o The exchange of shares is treated as a sale and a purchase for federal income tax purposes.

DISRUPTIVE TRADING AND MARKET TIMING

These funds are not suitable for market timers and market timers are discouraged from becoming investors. Your ability to make exchanges among funds is subject to modification if we determine, in our sole opinion, that your exercise of the exchange privilege may disadvantage or potentially harm the rights or interests of other shareholders.

Frequent purchases, redemptions and exchanges, programmed exchanges, exchanges into and then out of a fund in a short period of time, and exchanges of large amounts at one time may be indicative of market timing and otherwise disruptive trading ("Disruptive Trading") which can have risks and harmful effects for other shareholders. These risks and harmful effects include:

         o dilution of the interests of long-term investors, if market timers or others exchange into a fund at prices that are below the true value or exchange out of a fund at prices that are higher than the true value;

         o an adverse effect on portfolio management, as determined by portfolio management in its sole discretion, such as causing the fund to maintain a higher level of cash than would otherwise be the case, or causing the fund to liquidate investments prematurely; and

         o reducing returns to long-term shareholders through increased brokerage and administrative expenses.

Additionally, the nature of the portfolio holdings of the Emerging Markets Bond Fund may expose those funds to investors who engage in the type of market timing trading that seeks to take advantage of possible delays between the change in the value of a mutual fund's portfolio holdings and the reflection of the change in the net asset value of the fund's shares, sometimes referred to as "time-zone arbitrage." Arbitrage market timers seek to exploit possible delays between the change in the value of a mutual fund's portfolio holdings and the net asset value of the fund's shares in funds that hold significant investments in foreign securities because certain foreign markets close several hours ahead of the U.S. markets. If an arbitrageur is successful,


80  Phoenix Opportunities Trust
the value of the fund's shares may be diluted if redeeming shareholders receive proceeds (and buying shareholders receive shares) based upon net asset values which do not reflect appropriate fair value prices.

In order to attempt to protect our shareholders from the potential harmful effects of Disruptive Trading, the funds' Board of Trustees has adopted market timing policies and procedures designed to discourage Disruptive Trading. The Board has adopted these policies and procedures as a preventive measure to protect all shareholders from the potential effects of Disruptive Trading, while also abiding by any rights that shareholders may have to make exchanges and provide reasonable and convenient methods of making exchanges that do not have the potential to harm other shareholders.

Excessive trading activity is measured by the number of roundtrip transactions in an account. A roundtrip transaction is one where a shareholder buys and then sells, or sells and then buys, shares of any fund within 30 days. Shareholders of the funds are limited to one roundtrip transaction within any rolling 30-day period. Roundtrip transactions are counted at the shareholder level. In considering a shareholder's trading activity, the funds may consider, among other factors, the shareholder's trading history both directly and, if known, through financial intermediaries, in the funds, in other funds within the Phoenix Fund complex, in non-Phoenix mutual funds or in accounts under common control or ownership. We do not include exchanges made pursuant to the dollar cost averaging or other similar programs when applying our market timing policies. Systematic withdrawal and/or contribution programs, mandatory retirement distributions, and transactions initiated by a plan sponsor also will not count towards the roundtrip limits. The funds may permit exchanges that they believe, in the exercise of their judgment, are not disruptive. The size of the fund and the size of the requested transaction may be considered when determining whether or not the transaction would be disruptive.

Shareholders holding shares for at least 30 days following investment will ordinarily be in compliance with the funds' policies regarding excessive trading. The funds may, however, take action if activity is deemed disruptive even if shares are held longer than 30 days, such as a request for a transaction of an unusually large size. The size of the fund and the size of the requested transaction may be considered when determining whether or not the transaction would be disruptive.

Under our market timing policies, we may modify your exchange privileges for some or all of the funds by not accepting an exchange request from you or from any person, asset allocation service, and/or market timing services made on your behalf. We may also limit the amount that may be exchanged into or out of any fund at any one time or could revoke your right to make Internet, telephone or facsimile exchanges. We may reinstate Internet, telephone and facsimile exchange privileges after they are revoked, but we will not reinstate these privileges if we have reason to believe that they might be used thereafter for Disruptive Trading.

The funds currently do not charge exchange or redemption fees, or any other administrative charges on fund exchanges. The funds reserve the right to impose such fees and/or charges in the future.


                                                 Phoenix Opportunities Trust  81

Orders for the purchase of fund shares are subject to acceptance by the relevant fund. We reserve the right to reject, without prior notice, any exchange request into any fund if the purchase of shares in the corresponding fund is not accepted for any reason.

The funds do not have any arrangements with any person, organization or entity to permit frequent purchases and redemptions of fund shares.

We may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement. The funds reserve the right to reject any purchase or exchange transaction at any time. If we reject a purchase or exchange for any reason, we will notify you of our decision in writing.

The funds cannot guarantee that their policies and procedures regarding market timing will be effective in detecting and deterring all Disruptive Trading.

RETIREMENT PLANS

Shares of the funds may be used as investments under the following qualified prototype retirement plans: traditional IRA, rollover IRA, SIMPLE IRA, Roth IRA, 401(k) plans, profit-sharing, money purchase plans and 403(b) plans. For more information, call (800) 243-4361.



INVESTOR SERVICES AND OTHER INFORMATION
--------------------------------------------------------------------------------


SYSTEMATIC PURCHASE is a systematic investment plan that allows you to have a specified amount automatically deducted from your checking or savings account and then deposited into your mutual fund account. Just complete the Systematic Purchase Section on the application and include a voided check.

SYSTEMATIC EXCHANGE allows you to automatically move money from one Phoenix Fund to another on a monthly, quarterly, semiannual or annual basis. Shares of one Phoenix Fund will be exchanged for shares of the same class of another Phoenix Fund at the interval you select. To sign up, just complete the Systematic Exchange Section on the application. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

TELEPHONE EXCHANGE lets you exchange shares of one Phoenix Fund for the same class of shares in another Phoenix Fund, using our customer service telephone service. (See the "Telephone Exchange" section on the application.) Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.

SYSTEMATIC WITHDRAWAL allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. Sufficient shares from your account will be redeemed at the closing net asset value on the applicable payment date, with proceeds to be mailed to you or sent through ACH to your bank (at your selection). For


82  Phoenix Opportunities Trust
payments to be mailed, shares will be redeemed on the 15th of the month so that the payment is made about the 20th of the month. For ACH payments, you may select the day of the month for the payments to be made; if no date is specified, the payments will occur on the 15th of the month. The minimum withdrawal is $25, and minimum account balance requirements continue to apply. Shareholders in the program must own Phoenix Fund shares worth at least $5,000.

DISCLOSURE OF FUND HOLDINGS. The funds makes available on the Phoenix Funds' Web sites, PhoenixFunds.com or PhoenixInvestments.com, information with respect to the funds' top 10 holdings and summary composition data derived from portfolio holdings information. This information is posted to the Web sites at the end of each month with respect to the top 10 holdings, and at the end of each quarter with respect to summary composition information, generally within 10 business days. This information will remain available on the Web sites until full portfolio holdings information becomes publicly available. A full listing of the funds' portfolio holdings becomes publicly available (i) as of the end of its second and fourth fiscal quarters in shareholder reports, which are sent to all shareholders and are filed with the Securities and Exchange Commission ("SEC") on Form N-CSR, and (ii) at the end of its first and third fiscal quarters by filing with the SEC a Form N-Q. The funds' shareholder reports are available without charge on Phoenix's Web site at PhoenixFunds.com (also accessible at PhoenixInvestments.com). The funds' Form N-Q filings are available on the SEC's Internet site at sec.gov. A more detailed description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio securities is also available in the Statement of Additional Information.


                                                 Phoenix Opportunities Trust  83

TAX STATUS OF DISTRIBUTIONS
--------------------------------------------------------------------------------


The funds plan to make distributions from net investment income at intervals stated in the table below, and to distribute net realized capital gains, if any, annually.

--------------------------------------------------------------------------------------------------------------
   FUND                                                                    DIVIDEND PAID
-------------------------------------------------------- -----------------------------------------------------
Bond Fund                                                                      Monthly
-------------------------------------------------------- -----------------------------------------------------
CA Tax-Exempt Bond Fund                                                Monthly (Declared Daily)
-------------------------------------------------------- -----------------------------------------------------
Core Bond Fund                                                                 Monthly
-------------------------------------------------------- -----------------------------------------------------
Emerging Markets Bond Fund                                                     Monthly
-------------------------------------------------------- -----------------------------------------------------
High Yield Fund                                                                Monthly
-------------------------------------------------------- -----------------------------------------------------
Money Market Fund                                                               Daily
--------------------------------------------------------------------------------------------------------------
Multi-Sector Fixed Income Fund                                         Monthly (Declared Daily)
-------------------------------------------------------- -----------------------------------------------------
Multi-Sector Short Term Bond Fund                                      Monthly (Declared Daily)
--------------------------------------------------------------------------------------------------------------

Distributions of short-term capital gains and net investment income are taxable to shareholders as ordinary income. Under the Jobs and Growth Tax Reconciliation Act of 2003, certain distributions of long-term capital gains and certain dividends are taxable at a lower rate than ordinary income. Long-term capital gains, if any, distributed to shareholders and which are designated by a fund as capital gain distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time you have owned your shares.

Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, cash or additional shares, are subject to federal income tax and may be subject to state, local and other taxes.



FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


This table is intended to help you understand the funds' financial performance for the past five years or since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the funds (assuming reinvestment of all dividends and distributions). This information has been audited by [to be inserted by amendment], the funds' independent registered public accounting firm. Their report, together with the funds' financial statements, are included in the funds' most recent Annual Report, which is available upon request.

                           [to be filed by amendment]


84  Phoenix Opportunities Trust

PHOENIX OPPORTUNITIES TRUST
--------------------------------------------------------------------------------


TABLE OF CONTENTS

Phoenix Global Utilities Fund
   Investment Risk and Return Summary........................................  1
   Fund Fees and Expenses....................................................  8
   Management of the Fund....................................................  9
Phoenix Market Neutral Fund
   Investment Risk and Return Summary........................................ 12
   Fund Fees and Expenses.................................................... 17
   Management of the Fund.................................................... 18
Phoenix Real Estate Securities Fund
   Investment Risk and Return Summary........................................ 21
   Fund Fees and Expenses.................................................... 26
   Management of the Fund.................................................... 27
Additional Investment Techniques............................................. 30
Pricing of Fund Shares....................................................... 32
Sales Charges................................................................ 34
Your Account................................................................. 41
How to Buy Shares............................................................ 43
How to Sell Shares........................................................... 43
Things You Should Know When Selling Shares................................... 44
Account Policies............................................................. 45
Investor Services and Other Information...................................... 49
Tax Status of Distributions.................................................. 50
Financial Highlights......................................................... 50

PHOENIX GLOBAL UTILITIES FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVES
The Phoenix Global Utilities Fund has an investment objective of seeking both capital appreciation and current income. The fund's investment objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES
> Under normal market conditions, the fund will invest at least 80% of its assets in common and preferred stocks of companies involved to a significant extent in providing products, services or equipment for the Utility Sector, that are located in three or more countries, one of which will be the United States. Under normal market conditions, the fund will invest at least 50% of its assets in securities of U.S. issuers. The fund may invest in issuers of any capitalization. The Utility Sector consists of companies involved in (i) the generation or distribution of electricity, gas or water, (ii) telecommunications activities or (iii) infrastructure operations, such as airports, toll roads and municipal services. A company will be deemed to be involved in the Utility Sector to a significant extent if at least 50% of its assets, gross income or profits are committed to, or derived from, one or more of the activities in the areas described above. At March 31, 2007, the market capitalization of the issuers in which the fund was invested ranged from $___ million to $___ billion. The fund's policy of investing at least 80% of its assets in the utilities sector may be changed only upon 60 days written notice to shareholders.

> The adviser manages the fund's investment program and the general operations of the fund, including oversight of the subadviser. The subadviser manages the investments of the fund. The fund invests in common and preferred stocks of utility companies that the subadviser believes at the time of acquisition are attractively valued and are eligible to pay dividends which, for individual shareholders, qualify for U.S. federal income taxation at rates applicable to long-term capital gains ("tax-advantaged dividends").

> The fund may invest up to 20% of its assets in securities which are outside the Utility Sector and which do not pay tax-advantaged dividends, including stocks, debt obligations, money market securities and money market mutual funds, as well as certain derivative instruments in the Utility Sector or other industries. When investing in debt obligations, the fund will invest primarily in investment grade debt obligations, although the fund may invest in high yield-high risk fixed income securities.

Temporary Defensive Strategy: If the subadviser believes that market conditions are not favorable to the fund's principal strategies, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by holding cash or investing, without limit, in cash equivalents or other fixed income securities. When this allocation happens, the fund may not achieve its investment objective.

Please refer to "Additional Investment Techniques" for other investment techniques of the fund.

                                                Phoenix Global Utilities Fund  1

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES
If you invest in this fund, you risk losing your investment.

GENERAL
The value of the fund's investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund's investments decreases, you will lose money.

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease.

CREDIT RISK
Credit risk pertains to the issuer's ability to make scheduled interest or principal payments. Generally, the lower the credit rating of a security the greater the chance that the issuer will be unable to make such payments when due. Credit risk is determined at the date of investment. If after the date of purchase the rating declines, the fund is not obligated to sell the security.

DEBT SECURITIES RISK
In addition to credit and interest rate risk, investing in debt securities carries certain other risks, including:

Redemption Risk--Debt securities sometimes contain provisions that allow for redemption in the event of tax or security law changes, in addition to call features at the option of the issuer. In the event of a redemption, the fund may not be able to reinvest the proceeds at comparable rates of return.

Limited Voting Rights--Debt securities typically do not provide any voting rights, except in cases when interest payments have not been made and the issuer is in default.

Liquidity--Certain debt securities may be substantially less liquid than many other securities, such as U.S. Government securities or common stocks.






2  Phoenix Global Utilities Fund

DERIVATIVES RISK
Derivatives typically involve greater risks than traditional investments. It is generally more difficult to ascertain the risk of, and to properly value, derivative contracts. Derivative contracts are usually less liquid than traditional securities and are subject to counter party risk (the risk that the other party to the contract will default or otherwise not be able to perform its obligations). In addition, some derivatives transactions may involve potentially unlimited losses. Derivative contracts entered into for hedging purposes may also subject the fund to losses if the contracts do not correlate with the assets, index or rates they were designed to hedge. Gains and losses derived from hedging transactions are, therefore, more dependent upon the subadviser's ability to correctly predict the movement of such asset prices, indexes or rates.

EQUITY SECURITIES RISK
Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product).

o LARGE MARKET CAPITALIZATION COMPANIES. Companies with large market capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the fund's value may not rise as much as the value of funds that emphasize companies with smaller market capitalizations.

o SMALL AND MEDIUM MARKET CAPITALIZATION COMPANIES. Companies with smaller market capitalizations are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant impact or negative effect on small and medium market capitalization companies and their stock performance and can make investment returns highly volatile. Product lines are often less diversified and subject to competitive threats. Smaller market capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.

FOREIGN INVESTING RISK
Investing in securities of non-U.S. companies involves special risks and considerations not typically associated with investing in U.S. companies such as:

     o  less publicly available information about foreign countries;

     o  political and economic instability within countries;

     o differences in financial reporting standards and transaction settlement systems;

                                                Phoenix Global Utilities Fund  3

     o  the possibility of expropriation or confiscatory taxation; and

     o  changes in investment or exchange regulations.

Some investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rates. Exchange rate fluctuations can cause the value of your shares to decrease or increase. Generally, when the value of the U.S. dollar increases against the foreign currency in which an investment is denominated, the security tends to decrease in value which, in turn, may cause the value of your shares to decrease.

HIGH YIELD-HIGH RISK FIXED INCOME SECURITIES RISK
High yield-high risk fixed income securities entail greater price volatility and credit and interest rate risk than investment grade securities. Analysis of the creditworthiness of high yield-high risk issuers is more complex than for higher-rated securities, making it more difficult for the subadviser to accurately predict risk. There is a greater risk with high yield-high risk fixed income securities that an issuer will not be able to make principal and interest payments when due. If the fund pursues missed payments, there is a risk that fund expenses could increase. In addition, lower-rated securities may not trade as often and may be less liquid than higher-rated securities.

INCOME FLUCTUATION RISK
The income received from the fund is based primarily on the dividends and interest it earns from its investments, which can vary widely over the short and long-term. If prevailing market interest rates drop, distribution rates of the fund's preferred stock holdings and any bond holdings could drop as well. The fund's income also would likely be affected adversely when prevailing short-term interest rates increase.

INTEREST RATE RISK
Interest rate trends can have an effect on the value of your shares. If interest rates rise, the value of preferred stocks paying fixed dividend rates and fixed-rate debt securities generally will fall. Because the fund may hold securities with longer maturities or durations, the net asset value of the fund may experience greater price fluctuations in response to changes in interest rates than funds that hold only securities with short-term maturities or durations. Prices of longer-term securities are affected more by interest rate changes than prices of shorter-term securities.

MUTUAL FUND INVESTING RISK
Assets invested in other mutual funds incur a layering of expenses, including operating costs, advisory fees and administrative fees that you, as a shareholder in the fund, indirectly bear.

PREFERRED STOCK RISK
Preferred stocks involve credit risk, which is the risk that a preferred stock will decline in price, or fail to pay dividends when expected, because the issuer experiences a decline in its financial status. In addition to credit risk, investment in preferred stocks involves certain other risks,

4  Phoenix Global Utilities Fund
including skipping or deferring distributions, and redemption in the event of certain legal or tax changes or at the issuer's call. Preferred stocks are subordinated to bonds and other debt instruments in a company's capital structure in terms of priority to corporate income and liquidation payments, and therefore will be subject to greater credit risk than those debt instruments. Preferred stocks may be significantly less liquid than many other securities, such as U.S. Government securities, corporate debt or common stock.

UTILITY SECTOR CONCENTRATION RISK
Concentrating its investments in the Utility Sector presents additional risk. Securities of companies in other industries may provide greater investment return in certain market conditions as compared to companies in the Utility Sector. Moreover, conditions that negatively impact the Utility Sector will have greater impact on this fund as compared with a fund that does not concentrate in one sector.

Certain segments of the Utility Sector and individual companies within such segments may not perform as well as the sector as a whole. The Utility Sector historically has been subject to risks of increases in fuel, purchased power and other operating costs, high interest costs on borrowings needed for capital improvement programs and costs associated with compliance with and changes in environmental and other governmental regulations. Telecommunications companies in particular have been subject to risks associated with increasing levels of competition, technology substitution (i.e., wireless, broadband and Voice over Internet Protocol, or VoIP), industry overcapacity, consolidation and regulatory uncertainty.



                                                Phoenix Global Utilities Fund  5

PERFORMANCE TABLES
The bar chart and table below provide some indication of the risks of investing in Phoenix Global Utilities Fund. The bar chart shows the fund's Class A Shares performance.(1) The table shows how the fund's average annual returns compare with a broad-based securities market index and with a "composite" benchmark. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

The Phoenix Global Utilities Fund, series of Phoenix Opportunities Trust ("Successor Fund"), is the successor of the Phoenix Global Utilities Fund, a series of Phoenix Investment Series Fund ("Predecessor Fund"), resulting from a reorganization of the Predecessor Fund with and into the Successor Fund on June __, 2007. The Predecessor Fund and the Successor Fund have identical investment objectives and strategies. The Successor Fund has adopted the past performance of the Predecessor Fund as its own. Therefore, the performance tables below include the performance of the shares of the Predecessor Fund prior to the Phoenix Global Utilities Fund's commencement date.


[GRAPHIC OMITTED]

                         CALENDAR YEAR     ANNUAL RETURN (%)
                             2005                5.52
                             2006               28.00

(1) The fund's annual return in the chart above does not reflect the deduction of any sales charges. The return would have been less than that shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 5.41% (quarter ending June 30, 2005) and the lowest return for a quarter was -4.17% (quarter ending December 31, 2005). Year-to-date performance (through March 31, 2007) is ____ %.


6 Phoenix Global Utilities Fund

-----------------------------------------------------------------------------------------------
                                                                  SINCE INCEPTION(3)
AVERAGE ANNUAL TOTAL RETURNS                              -------------------------------------
(FOR THE PERIOD ENDED 12/31/06)(2)             1 YEAR         CLASS A            CLASS C
-----------------------------------------------------------------------------------------------
Class A Shares
-----------------------------------------------------------------------------------------------
   Return Before Taxes                         20.64%         12.85%                 --
-----------------------------------------------------------------------------------------------
   Return After Taxes on Distributions(4)      19.95%         12.19%                 --
-----------------------------------------------------------------------------------------------
   Return After Taxes on Distributions(4)(5)   14.16%         10.87%                 --
   and Sale of Fund Shares
-----------------------------------------------------------------------------------------------
Class C Shares
-----------------------------------------------------------------------------------------------
   Return Before Taxes                         27.03%            --               15.36%
-----------------------------------------------------------------------------------------------
S&P 500(R) Index(6)                               --           10.31%             10.31%
-----------------------------------------------------------------------------------------------
Composite Index(7)                                --           18.56%             18.56%
-----------------------------------------------------------------------------------------------

(2) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class C Shares.

(3) Class A Shares and Class C Shares since December 30, 2004.

(4) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(5) If the fund incurs a loss, which generates a tax benefit, the Return After Taxes on Distributions and Sale of Fund Shares may exceed the fund's other return figures.

(6) The S&P 500(R) Index is a free-float adjusted market capitalization-weighted index of 500 of the largest U.S. companies and is provided for general comparative purposes. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

(7) The Composite Index is a composite index consisting of: 65% MSCI USA/Utilities Index, which tracks the performance of utility stocks from the United States; 20% MSCI World Telecom Services Index, which tracks the performance of telecom-related stocks from around the world; and 15% MSCI World ex USA/Utilities Index, which tracks the performance of utility stocks from around the world excluding the United States. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

                                                 Phoenix Global Utilities Fund 7

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------


This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                                       CLASS A       CLASS C
                                                       SHARES        SHARES
                                                       -------       -------

SHAREHOLDER FEES (FEES PAID DIRECTLY FROM
YOUR INVESTMENT)

Maximum Sales Charge (load) Imposed on
Purchases (as a percentage of offering price)           5.75%          None

Maximum Deferred Sales Charge (load)
(as a percentage of the lesser of the
value redeemed or the amount invested)                 None(a)       1.00%(b)

Maximum Sales Charge (load) Imposed on

Reinvested Dividends                                    None           None

Redemption Fee                                          None           None

Exchange Fee                                            None           None
                                                    ----------------------------
                                                       CLASS A       CLASS C
                                                       SHARES        SHARES
                                                       -------       -------

ANNUAL FUND OPERATING EXPENSES (EXPENSES
THAT ARE DEDUCTED FROM FUND ASSETS)

Management Fees                                         0.65%         0.65%

Distribution and Shareholder Servicing
(12b-1) Fees(c)                                         0.25%         1.00%

Other Expenses                                          1.83%         1.83%
                                                       -------       -------

TOTAL ANNUAL FUND OPERATING EXPENSES                    2.73%         3.48%

Expense Reduction(d)                                   (1.58)%       (1.58)%
                                                       -------       -------

NET ANNUAL FUND OPERATING EXPENSES                      1.15%         1.90%
                                                       =======       =======
----------

(a) A contingent deferred sales charge of 1% may apply on certain redemptions made within one year following purchases on which a finder's fee has been paid. The one-year period begins on the last day of the month preceding the month in which the purchase was made.

(b) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(c) Distribution and Shareholder Servicing Fees represent an asset-based sales charge that, for a long-term shareholder, over time may be higher than the maximum front-end sales charge permitted by the NASD.

(d) Contractual arrangement with the fund's investment adviser to limit the fund's total operating expenses (excluding interest, taxes and extraordinary expenses), through [August 31, 2007], so that such expenses do not exceed 1.15% for Class A Shares and 1.90% for Class C Shares. The adviser will not seek to recapture any operating expenses reimbursed under this arrangement.

EXAMPLE
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

8 Phoenix Global Utilities Fund

-------------------------------------------------------------------------------
CLASS               1 YEAR           3 YEARS          5 YEARS          10 YEARS
-------------------------------------------------------------------------------
Class A              $685            $1,180            $1,752           $3,303
-------------------------------------------------------------------------------
Class C              $293             $879             $1,646           $3,662
-------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

-------------------------------------------------------------------------------
CLASS               1 YEAR           3 YEARS          5 YEARS          10 YEARS
-------------------------------------------------------------------------------
Class C              $193             $879             $1,646           $3,662
-------------------------------------------------------------------------------

The examples assume that the expense reimbursement obligations of the adviser are in effect through [August 31, 2007]. Thereafter, the examples do not reflect any expense reimbursement obligations.



MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


THE ADVISER AND SUBADVISER
Phoenix Investment Counsel ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for over 60 mutual funds and as adviser to institutional clients. As of March 31, 2007, Phoenix had approximately $___ billion in assets under management. Phoenix has acted as an investment adviser for over 70 years.

Duff & Phelps Investment Management Co. ("Duff & Phelps"), an affiliate of Phoenix, is the subadviser to the fund and is located at 55 East Monroe Street, Suite 3600, Chicago, IL 60603. Duff & Phelps acts as subadviser to three mutual funds and as adviser to three closed-end mutual funds and to institutional clients. Duff & Phelps (together with its predecessor) has been in the investment advisory business for more than 70 years. As of March 31, 2007, Duff & Phelps had approximately $___ billion in assets under management on a discretionary basis.

Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program, including oversight of the fund's subadviser, and for the general operations of the fund. Duff & Phelps, as subadviser, is responsible for the day-to-day management of the fund's portfolio. Phoenix and Duff & Phelps manage the fund's assets to conform with the investment policies as described in this prospectus.

The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates:


                                                 Phoenix Global Utilities Fund 9

--------------------------------------------------------------------------------
                  1st billion     $1+ billion through $2 billion     $2+ billion
--------------------------------------------------------------------------------
Management Fee       0.65%                    0.60%                     0.55%
--------------------------------------------------------------------------------


During the last fiscal year, the fund paid total management fees of $83,013. The ratio of management fees to average net assets for the fiscal year ended April 30, 2006 was 0.65%.

Phoenix has contractually agreed to limit the fund's total operating expenses (excluding interest, taxes and extraordinary expenses), through August 31, 2007, so that such expenses do not exceed 1.15% and 1.90% of the average daily net assets for Class A Shares and Class C Shares, respectively. The adviser will not seek to recapture any operating expenses reimbursed under this arrangement.

Phoenix pays Duff & Phelps a subadvisory fee at the following rates:

--------------------------------------------------------------------------------
                  1st billion     $1+ billion through $2 billion     $2+ billion
--------------------------------------------------------------------------------
Subadvisory Fee      0.325%                   0.30%                    0.275%
--------------------------------------------------------------------------------


A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement is available in the fund's 2006 annual report covering the period May 1, 2005 through April 30, 2006.

PORTFOLIO MANAGEMENT
A team of investment professionals led by Nathan Partain is jointly and primarily responsible for the day-to-day management of the fund's portfolio. The members of the investment team and their areas of responsibility and expertise are as follows:

T. BROOKS BEITTEL, CFA. Mr. Beittel has served on the fund's portfolio management team since its inception in 2004. Mr. Beittel is a Senior Vice President of DPIM since 1993. Mr. Beittel concentrates his research on fixed-income securities. He joined Duff & Phelps in 1987 and since then has served in positions of increasing responsibility.

DEBORAH JANSEN, CFA. Ms. Jansen has served on the fund's portfolio management team since its inception in 2004. Ms. Jansen is a Senior Vice President for Duff & Phelps since 2001. Ms. Jansen was a Senior Vice President, Principal and Equity Portfolio Manager at Stein Roe and Farnham, Incorporated (1996-2000). Ms. Jansen concentrates her research on the global electrical and natural gas industries. She joined Duff & Phelps in 2001 and since then has served in positions of increasing responsibility.

CONNIE M. LUECKE, CFA. Ms. Luecke has served on the fund's portfolio management team since its inception in 2004. Ms. Luecke is a Senior Vice President of Duff & Phelps since 1998. Ms. Luecke concentrates her research on the global telecommunications industry. She joined Duff & Phelps in 1992 and since then has served in positions of increasing responsibility.

10 Phoenix Global Utilities Fund

NATHAN I. PARTAIN, CFA. Mr. Partain has led the fund's portfolio management team since its inception in 2004. Mr. Partain is President and Chief Investment Officer of Duff & Phelps (since April 2005) (Executive Vice President, 1997-2005) and President and Chief Executive Officer of three utility-oriented closed-end funds: DNP Select Income Fund Inc. since 2001, DTF Tax-Free Income Inc. since 2004 and Duff & Phelps Utility & Corporate Bond Trust Inc. since 2004. He joined Duff & Phelps in 1987 and since then has served in positions of increasing responsibility. He is also a director of Otter Tail Corporation (since 1993).

RANDLE L. SMITH, CFA. Mr. Smith has served on the fund's portfolio management team since its inception in 2004. Mr. Smith is a Senior Vice President of Duff & Phelps since 1998. Mr. Smith concentrates his research on the global electrical and natural gas industries. He joined Duff & Phelps in 1990 and since then has served in positions of increasing responsibility.

Please refer to the Statement of Additional Information for additional information about the fund's portfolio managers, including the structure of and method of computing compensation, other accounts they manage and their ownership of shares of the fund.














                                                Phoenix Global Utilities Fund 11

PHOENIX MARKET NEUTRAL FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE
Phoenix Market Neutral Fund has an investment objective to seek long-term capital appreciation while maintaining minimal portfolio exposure to general equity market risk. There is no guarantee that the fund will achieve its objective. The fund's investment objective may be changed without shareholder approval.

PRINCIPAL INVESTMENT STRATEGIES
> The goal of market neutral investing is to generate returns that are independent of the direction of the stock market. The fund attempts to maintain minimal exposure to general market risk by always having both long and short positions in stocks. The fund has a long position when it owns the security and has "sold short" a position when it sells a security it does not own. When the fund has "sold short," it must borrow the security in order to settle the sale and buy the security at a later date to pay back the lender. The fund must maintain collateral at least equal to the current market value of the security sold short. The fund will not make a short sale if the market value of all short positions would exceed 100% of the value of the fund's net assets giving effect to such sale.

> The fund strives to have long positions in stocks that it believes will outperform the market and short positions in stocks that it believes will underperform the market. Under normal circumstances, the fund seeks to maintain a balance between investments that are expected to benefit from a general rise in stock prices and investments that are expected to benefit from a general stock market decline.

> The fund utilizes proprietary stock selection models that are designed to predict relative attractiveness of stocks. The models collect fundamental data such as earnings, dividends, cash flow, revenues and book value. The fundamental data are then used to analyze characteristics such as growth prospects, valuation and momentum. Each stock is then given a score. The fund strives to profit by purchasing stocks that have relatively high scores and selling short stocks that have relatively low scores.

> In selecting stocks for fund investment, the fund uses a blended strategy, investing in both growth and value stocks of any capitalization. At March 31, 2007, the market capitalization range of the issuers in which the fund held long positions was $___ million to $___ billion and the market capitalization range of the issuers in which the fund held short positions was $___ million to $__ billion.

> In addition to purchasing or selling short individual securities, the fund may purchase or sell short any type of future or option related to such securities.

12 Phoenix Market Neutral Fund

> The fund seeks a total return greater than the return on three-month U.S. Treasury Bills.

> The fund's turnover rate is expected to be higher than 100%. A high portfolio turnover rate increases brokerage and other transaction costs to the fund, negatively affects fund performance, and may increase capital gain distributions, resulting in greater tax liability to you.

Please see "Additional Investment Techniques" for other investment techniques of the fund.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES
If you invest in this fund, you risk losing your investment.

GENERAL
The value of the fund's investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund's investments decreases, you will lose money.

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, specific industries or companies in which the fund invests can be worse than expected and investments may fail to perform as the adviser expects. As a result, the value of your shares may decrease.

EQUITY SECURITIES RISK
Although the fund seeks to minimize market risk, it can not be eliminated. Generally, the prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product). The fund's long positions may decline in value at the same time that the value of the securities sold short increases, thereby increasing the potential for losses. As a result, the value of your shares may decrease.

o LARGE MARKET CAPITALIZATION COMPANIES. Companies with large market capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the fund's value may not rise as much as the value of funds that emphasize companies with smaller market capitalizations.

o SMALL AND MEDIUM MARKET CAPITALIZATION COMPANIES. Companies with smaller market capitalizations are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant impact or negative effect on small and medium market capitalization companies and their stock performance and can make

                                                  Phoenix Market Neutral Fund 13
    investment returns highly volatile. Product lines are often less diversified and more susceptible to competitive threats. Smaller market capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.

FUTURES AND OPTIONS RISK
Futures and options involve market risk in excess of their value. The use of futures or options may result in larger losses or smaller gains than otherwise would be the case. The prices of futures and options and the price movements of the securities that the future or option is intended to simulate may not correlate well.

Liquidity of futures and options markets can be adversely affected by market factors. If the fund cannot close out its futures position, it may be compelled to continue to make daily cash payments to the broker to meet margin requirements, thus increasing transaction costs. Generally, there are more speculators in futures and options markets than general securities markets, which can result in price distortions.

SHORT SALES RISK
In order to establish a short position in a security, the fund must first borrow the security from a broker or other institution to complete the sale. The fund may not always be able to borrow a security, or to close out a short position at a particular time or at an acceptable price. If the price of the borrowed security increases between the date of the short sale and the date on which the fund replaces the security, the fund may experience a loss. The fund's loss on a short sale is limited only by the maximum attainable price of the security (which could be limitless) less the price the fund paid for the security at the time it was borrowed.







14 Phoenix Market Neutral Fund

PERFORMANCE TABLES
The bar chart and table below provide some indication of the risks of investing in the Phoenix Market Neutral Fund. The bar chart shows the fund's Class A Shares performance from year to year over the life of the fund.(1) The table shows how the fund's average annual returns for the life of the fund compare to those of a broad-based securities market index and a more narrowly-based benchmark. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

The Phoenix Market Neutral Fund, series of Phoenix Opportunities Trust ("Successor Fund"), is the successor of the Phoenix Market Neutral Fund, a series of Phoenix Portfolios ("Predecessor Fund"), resulting from a reorganization of the Predecessor Fund with and into the Successor Fund on June __, 2007. The Predecessor Fund and the Successor Fund have identical investment objectives and strategies. The Successor Fund has adopted the past performance of the Predecessor Fund as its own. Therefore, the performance tables below include the performance of the shares of the Predecessor Fund prior to the Phoenix Market Neutral Fund's commencement date.


[GRAPHIC OMITTED]
                        CALENDAR YEAR      ANNUAL RETURN (%)
                             1999               -5.53
                             2000                1.77
                             2001                6.56
                             2002                5.69
                             2003               -0.09
                             2004                4.40
                             2005               -0.09
                             2006               -5.40

(1) The fund's annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 8.66% (quarter ending September 30, 2002) and the lowest return for a quarter was -12.08% (quarter ending December 31, 2002). Year-to-date performance (through March 31, 2007) is ____ %.



                                                  Phoenix Market Neutral Fund 15

--------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS
(FOR THE PERIODS ENDED 12/31/06)(2)         1 YEAR     5 YEARS   LIFE OF FUND(3)
--------------------------------------------------------------------------------
Class A
--------------------------------------------------------------------------------
  Return Before Taxes                       -8.94%      1.35%         -0.40%
--------------------------------------------------------------------------------
  Return After Taxes on
  Distributions(4)                          -8.94%      1.24%         -0.02%
--------------------------------------------------------------------------------
  Return After Taxes on Distributions
  and Sale of Fund Shares(4)(5)             -5.81%      1.08%          0.07%
--------------------------------------------------------------------------------
Class B
--------------------------------------------------------------------------------
   Return Before Taxes                      -7.91%      1.66%          0.46%
--------------------------------------------------------------------------------
Class C
--------------------------------------------------------------------------------
   Return Before Taxes                      -4.09%      1.84%          0.44%
--------------------------------------------------------------------------------
S&P 500(R) Index(6)                         15.78%      6.19%          4.40%
--------------------------------------------------------------------------------
Citigroup 90-Day Treasury Bill Index(7)      4.76%      2.35%          3.46%
--------------------------------------------------------------------------------

(2) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares and Class C Shares.

(3) Since inception on May 1, 1998.

(4) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(5) The Return After Taxes on Distributions and Sale of Fund Shares for a period may be greater than the Return After Taxes on Distributions for the same period if there was a tax loss realized on sale of fund shares. The benefit of the tax loss (to the extent it can be used to offset other gains) may result in a higher return.

(6) The S&P 500(R) Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

(7) The Citigroup 90-Day Treasury Bill Index measures monthly return equivalents of yield averages that are not marked to market. The 90-Day Treasury Bill Index is an average of the last three-month Treasury bill issues. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

16  Phoenix Market Neutral Fund

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------


This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                         CLASS A          CLASS B        CLASS C
                                         SHARES           SHARES         SHARES
                                         -------          -------        -------

SHAREHOLDER FEES (FEES PAID
DIRECTLY FROM YOUR INVESTMENT)

Maximum Sales Charge (load)
Imposed on Purchases (as a
percentage of offering price)             5.75%            None           None

Maximum Deferred Sales Charge
(load) (as a percentage of the
lesser of the value redeemed or
the amount invested)                     None(a)         5.00%(b)       1.25%(c)

Maximum Sales Charge (load)
Imposed on Reinvested Dividends            None            None           None

Redemption Fee                             None            None           None

Exchange Fee                               None            None           None
                                        ----------------------------------------

                                         CLASS A          CLASS B        CLASS C
                                         SHARES           SHARES         SHARES
                                         -------          -------        -------

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED
FROM FUND ASSETS)

Management Fees                           1.50%            1.50%          1.50%

Distribution and Shareholder
Servicing (12b-1) Fees(d)                 0.25%            1.00%          1.00%

Other Expenses:

  Dividends on Short Sales           1.46%            1.46%          1.46%

  Remainder of Other Expenses        0.42%            0.42%          0.42%

          Total Other Expenses            1.88%            1.88%          1.88%
                                         ------           ------         ------
TOTAL ANNUAL FUND OPERATING EXPENSES      3.63%            4.38%          4.38%

FEE WAIVER(e)                            (0.15)%          (0.15)%        (0.15)%
                                         ------           ------         ------
NET ANNUAL FUND OPERATING EXPENSES(f)     3.48%            4.23%          4.23%
                                         ======           ======         ======

(a) A contingent deferred sales charge of 1% may apply on certain redemptions made within one year following purchases on which a finder's fee has been paid. The one-year period begins on the last day of the month preceding the month in which the purchase was made.

(b) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 3% during the third and fourth years and to 0% after the sixth year.

(c) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(d) Distribution and Shareholder Servicing (12b-1) Fees represent an asset-based sales charge that, for a long-term shareholder, over time may be higher than the maximum front-end sales charge permitted by the NASD.

(e) Contractual arrangement with the fund's investment adviser to waive 0.15% of its management fee through [February 28, 2008]. The adviser will not seek to recapture any fees waived under this arrangement, unless authorized to do so by the Board of Trustees.

(f) The fund's investment adviser has voluntarily agreed to limit total operating expenses (excluding dividends on short sales, interest, taxes and extraordinary expenses) so that such expenses do not exceed 1.77% for Class A Shares, 2.52% for Class B Shares and 2.52% for Class C Shares. The adviser may discontinue this voluntary expense cap at any time. The adviser will not seek to recapture any operating expenses reimbursed under this arrangement, unless authorized to do so by the Board of Trustees.


                                                 Phoenix Market Neutral Fund  17

EXAMPLE
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares after seven years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

--------------------------------------------------------------------------------
CLASS               1 YEAR           3 YEARS          5 YEARS          10 YEARS
--------------------------------------------------------------------------------
Class A              $905             $1,610           $2,333           $4,231
--------------------------------------------------------------------------------
Class B              $825             $1,613           $2,312           $4,285
--------------------------------------------------------------------------------
Class C              $550             $1,313           $2,212           $4,510
--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

--------------------------------------------------------------------------------
CLASS               1 YEAR           3 YEARS          5 YEARS          10 YEARS
--------------------------------------------------------------------------------
   Class B           $425             $1,313           $2,212           $4,285
--------------------------------------------------------------------------------
   Class C           $425             $1,313           $2,212           $4,510
--------------------------------------------------------------------------------

The examples assume that the expense waiver obligations of the adviser are in effect through [February 28, 2008]. Thereafter, the examples do not reflect any expense waiver obligations. The examples do not include the effects of the voluntary reimbursement obligations of the adviser; therefore, your actual expenses may be lower than those shown.



MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


THE ADVISER AND SUBADVISER
Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for over 60 mutual funds and as adviser to institutional clients. As of March 31, 2007, Phoenix had approximately $___ billion in assets under management. Phoenix has acted as an investment adviser for over 70 years.


18  Phoenix Market Neutral Fund

Euclid Advisors LLC ("Euclid") is the subadviser to the fund and is located at 900 Third Avenue, New York, NY 10022. Euclid acts as subadviser to two mutual funds and may act as investment adviser for other accounts. Euclid has been an investment adviser since 1994. As of March 31, 2007, Euclid had approximately $__ million in assets under management.

Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program, overseeing the fund's subadviser and recommending its hiring, termination and replacement, and for the general operations of the fund. Euclid, as subadviser, is responsible for day-to-day management of the fund's portfolio. Phoenix and Euclid manage the fund's assets to conform with the investment policies as described in this prospectus.

The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the annual rate of 1.50%.

The adviser has contractually agreed to waive 0.15% of its management fee through February 28, 2008. Additionally, the adviser has voluntarily agreed to limit total operating expenses (excluding dividends on short sales, interest, taxes and extraordinary expenses) so that such expenses do not exceed the following amounts.
--------------------------------------------------------------------------------
                                         CLASS A          CLASS B        CLASS C
                                         SHARES           SHARES         SHARES
                                         -------          -------        -------
Market Neutral Fund                       1.77%            2.52%          2.52%
--------------------------------------------------------------------------------

The adviser may discontinue this voluntary expense cap at any time. The adviser will not seek to recapture any fees waived or operating expenses reimbursed under these arrangements unless authorized to do so by the Board of Trustees.

During the last fiscal year, the fund paid total management fees of $2,107,672. The ratio of management fees to average net assets for the fiscal year ended October 31, 2006 was 1.50%.

Phoenix pays Euclid a subadvisory fee of 50% of the gross investment management fee.

The fund and Phoenix have received an exemptive order from the Securities and Exchange Commission that permits Phoenix, subject to certain conditions, and without the approval of shareholders, to: (a) employ a new unaffiliated subadviser for a fund pursuant to the terms of a new subadvisory agreement, in each case either as a replacement for an existing subadviser or as an additional subadviser; (b) change the terms of any subadvisory agreement; and (c) continue the employment of an existing subadviser on the same subadvisory agreement terms where an agreement has been assigned because of a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including the information concerning the new subadviser that normally is provided in a proxy statement.

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement is available in the fund's 2006 semiannual report covering the period from November 1, 2005 through April 30, 2006.


                                                 Phoenix Market Neutral Fund  19

PORTFOLIO MANAGEMENT

CARLTON NEEL and DAVID DICKERSON serve as Co-Portfolio Managers and are jointly and primarily responsible for the day-to-day management of the fund. Mr. Neel is a Senior Vice President of PZA and Euclid. He also serves as Portfolio Manager for The Zweig Fund, Inc. and The Zweig Total Return Fund, Inc., two closed-end funds managed by Phoenix/Zweig Advisers LLC, ("PZA") an affiliate of Euclid and as lead Portfolio Manager for Phoenix Small-Cap Value Fund. For the period from July 2002 until returning to PZA in April 2003, Mr. Neel co-founded and managed a hedge fund based on the same market neutral strategy used previously while managing the fund. While previously employed by PZA from 1995 until July 2002, Mr. Neel served as Senior Portfolio manager for a number of the former Phoenix-Zweig mutual funds.

Mr. Dickerson is a Senior Vice President of PZA and Euclid. He also serves as Portfolio Manager for The Zweig Fund, Inc. and The Zweig Total Return Fund, Inc., two closed-end funds managed by PZA, and as Portfolio Manager for Phoenix Small-Cap Value Fund. For the period from July 2002 until returning to PZA in April 2003, Mr. Dickerson, along with Mr. Neel, co-founded and managed a hedge fund based on the same market neutral strategy used previously while managing the fund. While previously employed by PZA from 1993 until July 2002, he served as Assistant Portfolio manager for a number of the former Phoenix-Zweig mutual funds.

Please refer to the Statement of Additional Information for additional information about the fund's portfolio managers, including the structure of and method of computing compensation, other accounts they manage and their ownership of shares of the fund.









20  Phoenix Market Neutral Fund

PHOENIX REAL ESTATE SECURITIES FUND
INVESTMENT RISK AND RETURN SUMMARY
--------------------------------------------------------------------------------


INVESTMENT OBJECTIVE
Phoenix Real Estate Securities Fund has an investment objective of capital appreciation and income with approximately equal emphasis. There is no guarantee that the fund will achieve its objective.

PRINCIPAL INVESTMENT STRATEGIES
> Under normal circumstances, the fund invests 80% of its assets in publicly-traded real estate investment trusts (REITs) and companies that are principally engaged in the real estate industry. An issuer is considered principally engaged in the real estate industry if at least 50% of its gross revenues or net profits come from the ownership, development, construction, financing, management or sale of real estate. The fund, however, does not make direct investments in real estate. The fund's policy of investing 80% of its assets in real estate related securities may be changed only upon 60 days written notice to shareholders.

> The fund will concentrate its assets in the real estate industry. The fund is non-diversified under federal securities laws.

> The fund invests principally in equity REITs. Generally, REITs are publicly-traded companies that manage portfolios of real estate to earn profits for shareholders through investments in commercial and residential real estate. Equity REITs own real estate directly. The fund may also invest in mortgage REITs. Mortgage REITs make short-term construction or real estate development loans or invest in long-term mortgages or mortgage pools. The fund may invest in issuers of any capitalization. At March 31, 2007, the market capitalization range of the issuers in which the fund was invested was $__ billion to $__ billion.

> The adviser manages the fund's investment program and the general operations of the fund, including oversight of the fund's subadviser. The subadviser manages the investments of the fund. The subadviser uses a blended approach in its security selection process, combining a pursuit of growth and value. Securities are selected using a two-tiered screening process. First the subadviser screens the universe of eligible securities for those that it believes offer the potential for reasonably-priced initial appreciation, continued dividend growth and that show signs the issuer is an efficient user of capital. Securities that survive this screening are further evaluated based on interviews and fundamental research that focus on the issuer's strength of management and property, financial and performance reviews.

> Securities are evaluated for sale if their market value exceeds the subadviser's estimated value, if its financial performance is expected to decline or if the subadviser believes the security's issuer fails to adjust its strategy to the real estate market cycle.

                                         Phoenix Real Estate Securities Fund  21

Temporary Defensive Strategy: When the subadviser believes there are extraordinary risks associated with investment in real estate related securities, the fund may take temporary defensive positions that are inconsistent with its principal investment strategies by investing up to 100% of its assets in short-term investments such as money market instruments, repurchase agreements, certificates of deposits and bankers' acceptances. When this allocation happens, the fund may not achieve its investment objective.

Please refer to "Additional Investment Techniques" for other investment techniques of the fund.

RISKS RELATED TO PRINCIPAL INVESTMENT STRATEGIES
If you invest in this fund, you risk losing your investment.

GENERAL
The value of the fund's investments that supports your share value may decrease. If between the time you purchase shares and the time you sell shares the value of the fund's investments decreases, you will lose money.

Investment values can decrease for a number of reasons. Conditions affecting the overall economy, the real estate industry and specific companies in which the fund invests can be worse than expected and investments may fail to perform as the subadviser expects. As a result, the value of your shares may decrease.

EQUITY SECURITIES RISK
Generally, prices of equity securities are more volatile than those of fixed income securities. The prices of equity securities will rise and fall in response to a number of different factors. In particular, equity securities will respond to events that affect entire financial markets or industries (such as changes in inflation or consumer demand) and to events that affect particular issuers (such as news about the success or failure of a new product).

o LARGE MARKET CAPITALIZATION COMPANIES. Companies with large market capitalizations go in and out of favor based on market and economic conditions. Larger companies tend to be less volatile than companies with smaller market capitalizations. In exchange for this potentially lower risk, the fund's value may not rise as much as the value of funds that emphasize companies with smaller market capitalizations.

o SMALL AND MEDIUM MARKET CAPITALIZATION COMPANIES. Companies with smaller market capitalizations are often companies with a limited operating history or companies in industries that have recently emerged due to cultural, economic, regulatory or technological developments. Such developments can have a significant impact or negative effect on small and medium market capitalization companies and their stock performance and can make investment returns highly volatile. Product lines are often less diversified and subject to competitive threats. Smaller market capitalization stocks are subject to varying patterns of trading volume and may, at times, be difficult to sell.


22  Phoenix Real Estate Securities Fund

NON-DIVERSIFICATION RISK
As a non-diversified investment company, the fund is not limited in the proportion of assets that it may invest in the securities of any one issuer. Diversifying a fund's portfolio can reduce the risks of investing. As a non-diversified investment company, the fund may be subject to greater risk since it can invest a greater proportion of its assets in the securities of a small number of issuers. If the fund takes concentrated positions in a small number of issuers, changes in the price of those securities may cause the fund's return to fluctuate more than that of a diversified investment company.

REAL ESTATE INDUSTRY CONCENTRATION RISK
Concentrating its investments in the real estate industry presents additional risk. Securities of companies in other industries may provide greater investment return in certain market conditions as compared to companies in the real estate industry. Moreover, conditions that negatively impact the real estate industry will have a greater impact on this fund as compared to a fund that does not concentrate in one industry.

The value of investments in issuers that hold real estate may be affected by changes in the values of real properties owned by the issuers. Likewise, investments in businesses related to the real estate industry may also be affected by the value of real estate generally or in particular geographical areas in which the businesses operated. A decline in real estate value may have a negative impact on the value of your shares.

Interest rates also can be a significant factor for issuers that hold real estate and those in related businesses. Increases in interest rates can cause or contribute to declines in real estate prices and can cause "slowdowns" in such related businesses as real estate sales and constructions.

REIT SECURITIES RISK
REIT securities often are not diversified and may only finance a limited number of projects or properties, which may subject REITs to abrupt and large price movements. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs. Mortgage REITs may be affected by the quality of any credit extended and are affected by changes in interest rates. REITs are heavily dependent on cash flow from properties and, at times, the market price of a REIT's securities may be less than the value of the underlying real estate investment which may result in a lower price when the fund sells its shares in the REIT. REITs may trade less frequently and in lower volume than securities of other larger companies which may also contribute to REIT securities losing value. REITs are dependent on management skills, are not diversified, and are subject to the possibilities of failing to qualify for the federal tax exemption on distributed income and failing to maintain their exemptions under the Investment Company Act of 1940 ("1940 Act"). Assets invested in REITs incur a layering of expenses paid by the REIT that you, as a shareholder in the fund, indirectly bear.

                                         Phoenix Real Estate Securities Fund  23

PERFORMANCE TABLES
The bar chart and table below provide some indication of the risks of investing in the Phoenix Real Estate Securities Fund. The bar chart shows changes in the fund's Class A Shares performance from year to year over a 10-year period.(1) The table shows how the fund's average annual returns compare to those of a broad-based securities market index and a more narrowly-based benchmark that reflects the market sectors in which the fund invests. The fund's past performance, before and after taxes, is not necessarily an indication of how the fund will perform in the future.

The Phoenix Real Estate Securities Fund, series of Phoenix Opportunities Trust ("Successor Fund"), is the successor of the Phoenix Real Estate Securities Fund, a series of Phoenix Multi-Portfolio Fund ("Predecessor Fund"), resulting from a reorganization of the Predecessor Fund with and into the Successor Fund on June __, 2007. The Predecessor Fund and the Successor Fund have identical investment objectives and strategies. The Successor Fund has adopted the past performance of the Predecessor Fund as its own. Therefore, the performance tables below include the performance of the shares of the Predecessor Fund prior to the Phoenix Real Estate Securities Fund's commencement date.

[GRAPHIC OMITTED]
                        CALENDAR YEAR      ANNUAL RETURN (%)
                             1997               21.83
                             1998              -20.11
                             1999                4.12
                             2000               31.96
                             2001                6.17
                             2002               11.36
                             2003               37.45
                             2004               36.27
                             2005               14.43
                             2006               33.16

(1) The fund's annual returns in the chart above do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. During the period shown in the chart above, the highest return for a quarter was 16.41% (quarter ending December 31, 2004) and the lowest return for a quarter was -12.15% (quarter ending September 30, 1998). Year-to-date performance (through March 31, 2007) is ____ %.


24 Phoenix Real Estate Securities Fund

-----------------------------------------------------------------------------------------------------
                                                                                            SINCE
                                                                                         INCEPTION(3)
AVERAGE ANNUAL TOTAL RETURNS                                                             ------------
(FOR THE PERIODS ENDED 12/31/06)(2)              1 YEAR       5 YEARS      10 YEARS        CLASS C
-----------------------------------------------------------------------------------------------------
Class A
-----------------------------------------------------------------------------------------------------
   Return Before Taxes                            28.44%      24.54%        15.58%              --
-----------------------------------------------------------------------------------------------------
   Return After Taxes on Distributions(4)         27.11%      22.91%        13.61%              --
-----------------------------------------------------------------------------------------------------
   Return After Taxes on Distributions and        19.28%      20.91%        12.65%              --
   Sale of Fund Shares(4)
-----------------------------------------------------------------------------------------------------
Class B
-----------------------------------------------------------------------------------------------------
   Return Before Taxes                            31.27%      25.07%        15.40%              --
-----------------------------------------------------------------------------------------------------
Class C
-----------------------------------------------------------------------------------------------------
   Return Before Taxes                            35.28%         --            --            28.53%
-----------------------------------------------------------------------------------------------------
S&P 500(R) Index(5)                               15.78%       6.19%         8.44%           12.80%
-----------------------------------------------------------------------------------------------------
FTSE NAREIT Equity REITs Index(6)                 35.05%      23.19%        14.48%           27.17%
-----------------------------------------------------------------------------------------------------

(2) The fund's average annual returns in the table above reflect the deduction of the maximum sales charge for an investment in the fund's Class A Shares and a full redemption in the fund's Class B Shares and Class C Shares.

(3) Class C Shares since July 25, 2003.

(4) After-tax returns are calculated using the historical highest individual federal marginal income tax rates, and do not reflect the impact of state and local taxes. The after-tax returns shown in the table above are for only one class of shares offered by the prospectus (Class A); after-tax returns for other classes will vary. Actual after-tax returns depend on the investor's tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

(5) The S&P 500(R) Index is a free-float market capitalization-weighted index of 500 of the largest U.S. companies. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

(6) The FTSE NAREIT Equity REITs Index measures all tax-qualified real estate investment trusts listed on the New York Stock Exchange, the American Stock Exchange and the NASDAQ National Market System. The index is calculated on a total-return basis with dividends reinvested. The index is unmanaged and not available for direct investment; therefore, its performance does not reflect the fees, expenses or taxes associated with the active management of an actual portfolio.

Class I Shares have been in existence only since December 28, 2006; therefore, performance information is not included for Class I since this class of shares has not had a full calendar year of investment operations.


                                          Phoenix Real Estate Securities Fund 25

FUND FEES AND EXPENSES
--------------------------------------------------------------------------------


This table illustrates all fees and expenses that you may pay if you buy and hold shares of the fund.

                                       CLASS A    CLASS B     CLASS C    CLASS I
                                       SHARES     SHARES      SHARES     SHARES
                                       -------    -------     -------    -------
SHAREHOLDER FEES (FEES PAID
DIRECTLY FROM YOUR INVESTMENT)

Maximum Sales Charge (load)
Imposed on Purchases (as a
percentage of offering price)           5.75%       None        None       None

Maximum Deferred Sales Charge
(load) (as a percentage of the
lesser of the value redeemed or
the amount invested)                    None(a)    5.00%(b)   1.00%(c)     None

Maximum Sales Charge (load) Imposed
on Reinvested Dividends                  None       None        None       None

Redemption Fee                           None       None        None       None

Exchange Fee                             None       None        None       None
                                      ------------------------------------------
                                       CLASS A    CLASS B     CLASS C    CLASS I
                                       SHARES     SHARES      SHARES     SHARES
                                       -------    -------     -------    -------
ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM
FUND ASSETS)

Management Fees                         0.75%      0.75%       0.75%    0.75%

Distribution and Shareholder
Servicing (12b-1) Fees(d)               0.25%      1.00%       1.00%    0.00%

Other Expenses                          0.30%      0.30%       0.30%    0.30%(e)
                                        -----      -----       -----    -----
TOTAL ANNUAL FUND OPERATING
EXPENSES(f)                             1.30%      2.05%       2.05%    1.05%
                                        =====      =====       =====    =====
----------

(a) A contingent deferred sales charge of 1% may apply on certain redemptions made within one year following purchases on which a finder's fee has been paid. The one-year period begins on the last day of the month preceding the month in which the purchase was made.

(b) The maximum deferred sales charge is imposed on Class B Shares redeemed during the first year; thereafter, it decreases 1% annually to 2% during the fourth and fifth years and to 0% after the fifth year.

(c) The deferred sales charge is imposed on Class C Shares redeemed during the first year only.

(d) Distribution and Shareholder Servicing Fees represent an asset-based sales charge that, for a long-term shareholder, over time may be higher than the maximum front-end sales charge permitted by NASD.

(e) Based on estimated amounts for the current year.

(f) Contractual arrangement with the fund's investment adviser to limit the fund's total operating expenses (excluding interest, taxes and extraordinary expenses) through [March 31, 2008], so that such expenses do not exceed 1.30% for Class A Shares, 2.05% for Class B Shares, 2.05% for Class C Shares and 1.05% for Class I Shares. The adviser will not seek to recapture any operating expenses reimbursed under this arrangement, unless authorized to do so by the Board of Trustees.

EXAMPLE
This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds.

The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year and that the fund's operating expenses remain the same. In the case of Class B Shares, it is assumed that your shares are converted to Class A Shares after eight years. Although your actual costs may be higher or lower, based on these assumptions your costs would be:


26 Phoenix Real Estate Securities Fund

--------------------------------------------------------------------------------
CLASS               1 YEAR           3 YEARS          5 YEARS          10 YEARS
--------------------------------------------------------------------------------
Class A              $700             $963             $1,247           $2,053
--------------------------------------------------------------------------------
Class B              $608             $843             $1,103           $2,187
--------------------------------------------------------------------------------
Class C              $308             $643             $1,103           $2,379
--------------------------------------------------------------------------------
Class I              $107             $334              $579            $1,283
--------------------------------------------------------------------------------

You would pay the following expenses if you did not redeem your shares:

--------------------------------------------------------------------------------
CLASS               1 YEAR           3 YEARS          5 YEARS          10 YEARS
--------------------------------------------------------------------------------
Class B              $208             $643             $1,103           $2,187
--------------------------------------------------------------------------------
Class C              $208             $643             $1,103           $2,379
--------------------------------------------------------------------------------

The examples assume that the expense reimbursement obligations of the adviser are in effect through [March 31, 2008]. Thereafter, the examples do not reflect any reimbursement obligations.



MANAGEMENT OF THE FUND
--------------------------------------------------------------------------------


THE ADVISER AND SUBADVISER
Phoenix Investment Counsel, Inc. ("Phoenix") is the investment adviser to the fund and is located at 56 Prospect Street, Hartford, CT 06115. Phoenix acts as the investment adviser for over 60 mutual funds and as adviser to institutional clients. As of March 31, 2007, Phoenix had approximately $__ billion in assets under management. Phoenix has acted as an investment adviser for over 70 years.

Duff & Phelps Investment Management Co. ("Duff & Phelps"), an affiliate of Phoenix, is the subadviser to the fund and is located at 55 East Monroe Street, Suite 3600, Chicago, IL 60603. Duff & Phelps acts as subadviser to three mutual funds and as adviser to three closed-end mutual funds and to institutional clients. Duff & Phelps (together with its predecessor) has been in the investment advisory business for more than 70 years. As of March 31, 2007, Duff & Phelps had approximately $___ billion in assets under management on a discretionary basis.

Subject to the direction of the fund's Board of Trustees, Phoenix is responsible for managing the fund's investment program, overseeing the fund's subadviser, and for the general operations of the fund. Duff & Phelps, as subadviser, is responsible for the day-to-day management of the fund's portfolio. Phoenix and Duff & Phelps manage the fund's assets to conform with the investment policies as described in this prospectus.


                                          Phoenix Real Estate Securities Fund 27

The fund pays Phoenix a monthly investment management fee that is accrued daily against the value of the fund's net assets at the following rates:

--------------------------------------------------------------------------------
                First $1 billion   $1+ billion through $2 billion    $2+ billion
--------------------------------------------------------------------------------
Management Fee        0.75%                     0.70%                   0.65%
--------------------------------------------------------------------------------

During the last fiscal year, the fund paid total management fees of $8,120,790. The ratio of management fees to average net assets for the fiscal year ended November 30, 2006 was 0.75%.

The adviser has contractually agreed to limit total operating expenses of the fund (excluding interest, taxes and extraordinary expenses) through [March 31, 2008], so that such expenses do not exceed the following percentages of the average annual net asset values of the fund:

-------------------------------------------------------------------------------------------------------------
                                  Class A Shares       Class B Shares      Class C Shares      Class I Shares
-------------------------------------------------------------------------------------------------------------
Real Estate Securities Fund            1.30%                2.05%              2.05%                1.05%
-------------------------------------------------------------------------------------------------------------

Phoenix pays Duff & Phelps a subadvisory fee at a rate of 50% of the gross investment management fee.

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement is available in the fund's 2006 annual report covering the period December 1, 2005 through November 30, 2006.

PORTFOLIO MANAGEMENT
MICHAEL SCHATT serves as Senior Portfolio Manager (since 1998) and GEOFFREY DYBAS, CFA, serves as Portfolio Manager (since 1998) and as such are primarily responsible for the day-to-day management of the fund.

Mr. Schatt has served as Senior Vice President of Duff & Phelps since joining the firm in 1994. He is Senior Portfolio Manager and co-founder for all dedicated REIT products managed by Duff & Phelps, which also include the REIT portfolio within the DNP Select Income Fund Inc., a closed-end mutual fund; the Phoenix-Duff & Phelps Real Estate Securities Series, a series of The Phoenix Edge Series Fund offered under various universal life insurance and annuity products; REIT and separate institutional accounts.

Mr. Dybas joined Duff & Phelps in 1995 and serves as Senior Vice President and Portfolio Manager. He is Portfolio Manager and co-founder for all dedicated REIT portfolios managed by Duff & Phelps, which also include the REIT portfolio within the DNP Select Income Fund Inc., a closed-end mutual fund; the Phoenix-Duff & Phelps Real Estate Securities Series, a series of The Phoenix Edge Series Fund, offered under various universal life insurance and annuity products; and separate accounts. His primary responsibilities include sharing portfolio management and trading decisions, and conducting research on the equity REIT universe.


28 Phoenix Real Estate Securities Fund

Please refer to the Statement of Additional Information for additional information about the fund's portfolio managers, including the structure of and method of computing compensation, other accounts they manage and their ownership of shares of the fund.
















                                          Phoenix Real Estate Securities Fund 29

ADDITIONAL INVESTMENT TECHNIQUES
--------------------------------------------------------------------------------


In addition to the Principal Investment Strategies and Risks Related to Principal Investment Strategies, each of the funds, as indicated, may engage in additional investment techniques that present additional risks to the fund as described below.

BORROWING (MPF, PP)
Each fund may obtain fixed interest rate loans from banks. If the securities purchased with such borrowed money decreases in value or does not increase enough to cover interest and other borrowing costs, the respective fund will suffer greater losses than if no borrowing took place.

CMOs, REMICs and Other Pass-Through Securities (MPF)
The Real Estate Securities Fund may invest in mortgaged-backed securities, such as collateralized mortgage obligations (CMOs) and real estate mortgage investment conduits (REMICs). The values of pass-through securities may fluctuate to a greater degree than other debt securities in response to changes in interest rates. Early payoffs on the underlying loans in mortgage-backed and asset-backed pass-through securities and CMOs may result in the fund receiving less income than originally anticipated. The variability in prepayments will tend to limit price gains when interest rates drop and exaggerate price declines when interest rates rise. In the event of high prepayments, the fund may be required to invest the proceeds at lower interest rates, causing the fund to earn less than if the prepayments had not occurred.

CONVERTIBLE SECURITIES (MPF)
The Real Estate Securities Fund may invest in convertible securities. Convertible securities may be subject to redemption at the option of the issuer. If a security is called for redemption, the respective fund may have to redeem the security, convert it into common stock or sell it to a third party at a price and time that is not beneficial for the fund. In addition, securities convertible into common stocks may have higher yields than common stocks but lower yields than comparable nonconvertible securities.

FOREIGN INVESTING (PP)
The Market Neutral Fund may invest in equity securities of foreign (non-U.S.) issuers. Foreign equity investments are generally limited to securities traded on U.S. exchanges.

Investments in non-U.S. securities involve additional risks and conditions, including differences in accounting standards, generally higher commission rates, differences in transaction settlement systems, political instability, and the possibility of confiscatory taxes and expropriation, all of which may negatively impact the fund. Dividends and other income payable on foreign securities may also be subject to foreign taxes.

30 Phoenix Opportunities Trust

Some foreign investments may be made in currencies other than the U.S. dollar that will fluctuate in value as a result of changes in the currency exchange rate. In addition, foreign markets and currencies may not function as well as U.S. markets.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS (PISF)
The Global Utilities Fund may invest in forward foreign currency exchange contracts. Such contracts may limit potential exchange rate gains, may incur higher transaction costs and may not protect the fund against future currency exchange fluctuations as anticipated by the investment adviser.

ILLIQUID SECURITIES (MPF, PP)
The Market Neutral Fund and Real Estate Securities Fund may invest in illiquid securities. Illiquid securities may include repurchase agreements with maturities of greater than seven days. Illiquid and restricted securities may be difficult to sell or may be sold only pursuant to certain legal restrictions. Difficulty in selling securities may result in a loss to a fund or entail expenses not normally associated with the sale of a security.

MONEY MARKET INSTRUMENTS (PP)
To meet margin requirements, redemptions or for investment purposes, the Market Neutral Fund will hold money market instruments, including full faith and credit obligations of the United States, high quality short-term notes and commercial paper.

REPURCHASE AGREEMENTS (PISF)
The Global Utilities Fund and Market Neutral Fund may invest in repurchase agreements with commercial banks, brokers and dealers considered by the adviser to be creditworthy. Default or insolvency of the other party presents risk to the fund.

SECURITIES LENDING (PP)
The Market Neutral Fund may loan portfolio securities with a value up to one-third of its total assets to increase its investment returns. If the borrower is unwilling or unable to return the borrowed securities when due, the respective fund can suffer losses.

SHORT-TERM INVESTMENTS (MPF)
The Real Estate Securities Fund may invest in short-term securities, including money market instruments, repurchase agreements, certificates of deposits and bankers' acceptances. Default or insolvency of the other party to a repurchase agreement presents a risk to the funds.

UNRATED FIXED INCOME SECURITIES (MPF)
The Real Estate Securities Fund may invest in unrated securities. Unrated securities may not be lower in quality than rated securities, but due to their perceived risk, they may not have as broad a market as rated securities. Analysis of unrated securities is more complex than for rated securities, making it more difficult to accurately predict risk.

                                                  Phoenix Opportunities Trust 31

WHEN-ISSUED AND DELAYED-DELIVERY SECURITIES (PISF)
The Global Utilities Fund may purchase securities on a when-issued or delayed-delivery basis. The value of the security on settlement date may be more or less than the price paid as a result of changes in interest rates and market conditions. If the value on settlement date is less, the value of your shares may decline.

ZERO COUPON BONDS (PISF)
The Global Utilities Fund may invest in zero coupon bonds. The market prices of such bonds generally are more volatile than the market prices of securities that pay interest on a regular basis and may require the fund to make distributions from other sources because the fund does not receive cash payments earned on these securities on a current basis. This may result in higher portfolio turnover rates and the sale of securities at a time that is less favorable.

The funds may buy other types of securities or employ other portfolio management techniques. Please refer to the Statement of Additional Information for more detailed information about these and other investment techniques of the funds.



PRICING OF FUND SHARES
--------------------------------------------------------------------------------


HOW IS THE SHARE PRICE DETERMINED?
Each fund calculates a share price for each class of its shares. The share price for each class is based on the net assets of the fund and the number of outstanding shares of that class. In general, each fund calculates a share price for each class by:

     o  adding the values of all securities and other assets of the fund;

     o  subtracting liabilities; and

     o dividing the result by the total number of outstanding shares of that class.

Assets: Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded, or if no closing price is available, at the last bid price. Shares of other investment companies are valued at such companies' net asset values. Debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service, which in determining value utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. As required, some securities and assets are valued at fair value as determined in good faith by, or under the direction of, the Board of Trustees. Other assets, such as accrued interest, accrued dividends and cash are also included in determining a fund's net asset value.


32 Phoenix Opportunities Trust

Liabilities: Accrued liabilities for class specific expenses (if any), distribution fees, service fees and other liabilities are deducted from the assets of each class. Accrued expenses and liabilities that are not class specific (such as management fees) are allocated to each class in proportion to each class's net assets except where an alternative allocation can be more appropriately made.

Net Asset Value: The liabilities allocated to a class are deducted from the proportionate interest of such class in the assets of the applicable fund. The resulting amount for each class is then divided by the number of shares outstanding of that class to produce each class's net asset value per share.

The net asset value per share of each class of each fund is determined as of the close of trading (normally 4:00 PM eastern time) on days when the New York Stock Exchange (the "NYSE") is open for trading. A fund will not calculate its net asset value per share class on days when the NYSE is closed for trading. If a fund holds securities that are traded on foreign exchanges that trade on weekends or other holidays when the funds do not price their shares, the net asset value of the fund's shares may change on days when shareholders will not be able to purchase or redeem the fund's shares.

HOW ARE SECURITIES FAIR VALUED?
If market quotations are not readily available or where available prices are not reliable, the funds determine a "fair value" for an investment according to rules and procedures approved by the Board of Trustees. The types of assets for which such pricing might be required include (i) securities whose trading has been suspended; (ii) securities where the trading market is unusually thin or trades have been infrequent; (iii) debt securities that have recently gone into default and for which there is no current market quotation; (iv) a security whose market price is not available from an independent pricing source and for which otherwise reliable quotes are not available; (v) securities of an issuer that has entered into a restructuring; (vi) a security whose price as provided by any pricing source does not, in the opinion of the adviser/subadviser, reflect the security's market value; (vii) foreign securities subject to trading collars for which no or limited trading takes place; and (viii) securities where the market quotations are not readily available as a result of "significant" events. This list is not inclusive of all situations that may require a security to be fair valued, nor is it intended to be conclusive in determining whether a specific event requires fair valuation.

The value of any portfolio security held by a fund for which market quotations are not readily available shall be determined in good faith and in a manner that assesses the security's "fair value" on the valuation date (i.e., the amount that the fund might reasonably expect to receive for the security upon its current sale), based on a consideration of all available facts and all available information, including, but not limited to, the following: (i) the fundamental analytical data relating to the investment; (ii) an evaluation of the forces which influence the market in which these securities are purchased and sold (e.g., the existence of merger proposals or tender offers that might affect the value of the security); (iii) price quotes from dealers and/or pricing services;
(iv) an analysis of the company's financial statements; (v) trading volumes on markets, exchanges or among dealers; (vi) recent news about the security or issuer;

                                                  Phoenix Opportunities Trust 33

(vii) changes in interest rates; (viii) information obtained from the issuer, analysts, other financial institutions and/or the appropriate stock exchange (for exchange traded securities); (ix) whether two or more dealers with whom the adviser/subadviser regularly effects trades are willing to purchase or sell the security at comparable prices; (x) other news events or relevant matters; and
(xi) government (domestic or foreign) actions or pronouncements.

Certain foreign common stocks may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that foreign markets close (where the security is principally traded) and the time that the fund calculates its net asset value (generally, the close of the NYSE) that may impact the value of securities traded in these foreign markets. In such cases, information from an external vendor may be utilized to adjust closing market prices of certain foreign common stocks to reflect their fair value. Because the frequency of significant events is not predictable, fair valuation of certain foreign common stocks may occur on a frequent basis.

The value of a security, as determined using the fund's fair valuation procedures, may not reflect such security's market value.

AT WHAT PRICE ARE SHARES PURCHASED?
All investments received by the funds' authorized agents prior to the close of regular trading on the NYSE (normally 4:00 PM eastern time) will be executed based on that day's net asset value. Shares credited to your account from the reinvestment of fund distributions will be in full and fractional shares that are purchased at the closing net asset value on the next business day on which the fund's net asset value is calculated following the dividend record date.


SALES CHARGES
--------------------------------------------------------------------------------

WHAT ARE THE CLASSES AND HOW DO THEY DIFFER?
Presently, each fund offers from two to four classes of shares. Each class of shares has different sales and distribution charges. (See "Fund Fees and Expenses" previously in this prospectus.) For certain classes of shares, the funds have adopted distribution and service plans allowed under Rule 12b-1 of the Investment Company Act of 1940 as amended ("the 1940 Act"), that authorize the funds to pay distribution and service fees for the sale of their shares and for services provided to shareholders.

WHAT ARRANGEMENT IS BEST FOR YOU?
The different classes of shares permit you to choose the method of purchasing shares that is most beneficial to you. In choosing a class of shares, consider the amount of your investment, the length of time you expect to hold the shares, whether you decide to receive distributions in

34 Phoenix Opportunities Trust
cash or to reinvest them in additional shares, and any other personal circumstances. Depending upon these considerations, the accumulated distribution and service fees and contingent deferred sales charges of one class of shares may be more or less than the initial sales charge and accumulated distribution and service fees of another class of shares bought at the same time. Because distribution and service fees are paid out of a fund's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges.

Your financial representative should recommend only those arrangements that are suitable for you based on known information. In certain instances, you may be entitled to a reduction or waiver of sales charges. For instance, you may be entitled to a sales charge discount on Class A Shares if you purchase more than certain breakpoint amounts. You should inform or inquire of your financial representative whether or not you may be entitled to a sales charge discount attributable to your total holdings in a fund or affiliated funds. To determine eligibility for a sales charge discount, you may aggregate all of your accounts (including joint accounts, IRAs, non-IRAs, etc.) and those of your spouse and minor children. The financial representative may request you to provide an account statement or other holdings information to determine your eligibility for a breakpoint and to make certain all involved parties have the necessary data. Additional information about the classes of shares offered, sales charges, breakpoints and discounts follows in this section and also may be found in the Statement of Additional Information in the section entitled "How to Buy Shares." This information is available free of charge, and in a clear and prominent format, at the Individual Investors section of the Phoenix Funds' Web sites at PhoenixFunds.com or PhoenixInvestments.com. Please be sure that you fully understand these choices before investing. If you or your financial representative require additional assistance, you may also contact Mutual Fund Services by calling toll-free (800) 243-1574.

CLASS A SHARES. If you purchase Class A Shares, you will pay a sales charge at the time of purchase equal to 5.75% of the offering price (6.10% of the amount invested). The sales charge may be reduced or waived under certain conditions. (See "Initial Sales Charge Alternative--Class A Shares" below.) Generally, Class A Shares are not subject to any charges by the fund when redeemed; however, a 1% contingent deferred sales charge ("CDSC") may be imposed on certain redemptions within one year on purchases on which a finder's fee has been paid. The one-year period begins on the last day of the month preceding the month in which the purchase was made. Class A Shares have lower distribution and service fees (0.25%) and pay higher dividends than Class B Shares and Class C Shares.

CLASS B SHARES (NOT OFFERED BY THE GLOBAL UTILITIES FUND). If you purchase Class B Shares, you will not pay a sales charge at the time of purchase. If you sell your Class B Shares within the first five years after they are purchased, you will pay a deferred sales charge of up to 5% of your shares' value. (See "Deferred Sales Charge Alternative--Class B Shares and Class C Shares" below.) This charge declines to 0% over a period of five years and may be waived under certain conditions. Class B shares have higher distribution and service fees (1.00%) and pay lower dividends than Class A Shares. Class B Shares automatically convert to Class A Shares


                                                  Phoenix Opportunities Trust 35
eight years after purchase (seven years after purchase for the Market Neutral
Fund). Purchase of Class B Shares may be inappropriate for any investor who may qualify for reduced sales charges of Class A Shares and anyone who is over 85 years of age. The underwriter may decline purchases of Class B Shares in such situations.

CLASS C SHARES. If you purchase Class C Shares, you will not pay a sales charge at the time of purchase. If you sell your Class C Shares within the first year after they are purchased, you will pay a deferred sales charge of 1%. Class C Shares have the same distribution and service fees (1.00%) and pay comparable dividends as Class B Shares. Class C Shares do not convert to any other class of shares of the fun, so the higher distribution and service fees paid by Class C Shares continue for the life of the account.

CLASS I SHARES (REAL ESTATE SECURITIES FUND ONLY). Class I Shares are offered primarily to institutional investors such as pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations who purchase the minimum amounts; to private clients of the adviser, subadviser and their affiliates; or through certain wrap programs with which the Distributor has an arrangement. If you are eligible to purchase and do purchase Class I Shares, you will pay no sales charge at any time. There are no distribution and service fees applicable to Class I Shares. For additional information about purchasing Class I Shares, please contact Mutual Fund Services by calling (800) 243-1574.

INITIAL SALES CHARGE ALTERNATIVE--CLASS A SHARES
The public offering price of Class A Shares is the net asset value plus a sales charge that varies depending on the size of your purchase. (See "Class A Shares--Reduced Initial Sales Charges" in the Statement of Additional Information.) Shares purchased based on the automatic reinvestment of income dividends or capital gain distributions are not subject to any sales charges. The sales charge is divided between your investment dealer and the funds' underwriter (Phoenix Equity Planning Corporation, "PEPCO" or "Distributor").

SALES CHARGE YOU MAY PAY TO PURCHASE CLASS A SHARES

                                                  SALES CHARGE AS
                                                  A PERCENTAGE OF
                                      ------------------------------------------
AMOUNT OF                                                               NET
TRANSACTION                           OFFERING                         AMOUNT
AT OFFERING PRICE                      PRICE                          INVESTED
--------------------------------------------------------------------------------
Under $50,000                            5.75%                           6.10%
$50,000 but under $100,000               4.75                            4.99
$100,000 but under $250,000              3.75                            3.90
$250,000 but under $500,000              2.75                            2.83
$500,000 but under $1,000,000            2.00                            2.04
$1,000,000 or more                       None                            None

CLASS A SALES CHARGE REDUCTIONS AND WAIVERS
Investors may reduce or eliminate sales charges applicable to purchases of Class A Shares through utilization of Combination Purchase Privilege, Letter of Intent, Right of

36 Phoenix Opportunities Trust

Accumulation, Purchase by Associations or the Account Reinstatement Privilege. These programs are summarized below and are described in greater detail in the Statement of Additional Information. Investors buying Class A Shares on which a finder's fee has been paid may incur a 1% deferred sales charge if they redeem their shares within one year of purchase.

Combination Purchase Privilege. Your purchase of any class of shares of these funds or any other Phoenix Fund (other than any Phoenix money market fund), if made at the same time by the same person, will be added together with any existing Phoenix Fund account values to determine whether the combined sum entitles you to an immediate reduction in sales charges. A "person" is defined in this and the following sections as (a) any individual, their spouse and minor children purchasing shares for his or their own account (including an IRA account) including his or their own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to accounts over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.

Letter of Intent. If you sign a Letter of Intent, your purchase of any class of shares of these funds or any other Phoenix Fund (other than any Phoenix money market fund), if made by the same person within a 13-month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and the Distributor. Shares worth 5% of the amount of each purchase will be held in escrow (while remaining registered in your name) to secure payment of the higher sales charges applicable to the shares actually purchased in the event the full intended amount is not purchased.

Right of Accumulation. The value of your account(s) in any class of shares of these funds or any other Phoenix Fund (other than any Phoenix money market fund) if made over time by the same person, may be added together at the time of each purchase to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor at the time of purchase to exercise this right.

Purchase by Associations. Certain groups or associations may be treated as a "person" and qualify for reduced Class A Share sales charges. The group or association must: (1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; or (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

                                                  Phoenix Opportunities Trust 37

Account Reinstatement Privilege. Subject to the funds' disruptive trading and market timing policies and procedures, for 180 days after you sell your Class A, Class B or Class C Shares on which you have previously paid a sales charge, you may purchase Class A Shares of any Phoenix Fund at net asset value, with no sales charge, by reinvesting all or part of your proceeds, but not more.

Sales at Net Asset Value. In addition to the programs summarized above, the Funds may sell their Class A Shares at net asset value without an initial sales charge to certain types of accounts or account holders, including, but not limited to: trustees of the Phoenix Funds; directors, officers, employees and sales representatives of the adviser, subadviser (if any) or Distributor or a corporate affiliate of the adviser or Distributor; private clients of an adviser or subadviser to any of the Phoenix Funds; registered representatives and employees of dealers with which the Distributor has sales agreements; and certain qualified employee benefit plans, endowment funds or foundations. Please see the Statement of Additional Information for more information about qualifying for purchases of Class A Shares at net asset value.

DEFERRED SALES CHARGE ALTERNATIVE--CLASS B SHARES AND CLASS C SHARES
Class B Shares and Class C Shares are purchased without an initial sales charge; however, shares sold within a specified time period are subject to a declining CDSC at the rates listed below. The sales charge will be multiplied by the then current market value or the initial cost of the shares being redeemed, whichever is less. No sales charge will be imposed on increases in net asset value or on shares purchased through the reinvestment of income dividends or capital gain distributions. To minimize the sales charge, shares not subject to any charge will be redeemed first, followed by shares held the longest time. To calculate the number of shares owned and time period held, all Class B Shares purchased in any month are considered purchased on the last day of the preceding month, and all Class C Shares are considered purchased on the trade date.

DEFERRED SALES CHARGE YOU MAY PAY TO SELL CLASS B SHARES


GLOBAL UTILITIES FUND AND REAL ESTATE SECURITIES FUND

YEAR          1           2            3            4           5             6+
--------------------------------------------------------------------------------
CDSC          5%          4%           3%           2%          2%            0%


MARKET NEUTRAL FUND

YEAR             1         2         3         4          5          6        7+
--------------------------------------------------------------------------------
CDSC             5%        4%        3%        3%         2%         1%       0%


38 Phoenix Opportunities Trust

DEFERRED SALES CHARGE YOU MAY PAY TO SELL CLASS C SHARES


GLOBAL UTILITIES FUND AND REAL ESTATE SECURITIES FUND

YEAR               1                 2+
--------------------------------------------------------------------------------
CDSC               1%                0%


MARKET NEUTRAL FUND

YEAR               1                 2+
--------------------------------------------------------------------------------
CDSC               1.25%             0%

COMPENSATION TO DEALERS
Dealers with whom the Distributor has entered into sales agreements receive a discount or commission on Class A Shares as described below.

                                     SALES CHARGE AS
                                     A PERCENTAGE OF
                               -----------------------------
AMOUNT OF                                                       DEALER DISCOUNT
TRANSACTION                     OFFERING           AMOUNT     AS A PERCENTAGE OF
AT OFFERING PRICE                 PRICE           INVESTED      OFFERING PRINCE
--------------------------------------------------------------------------------
Under $50,000                      5.75%            6.10%            5.00%
$50,000 but under $100,000         4.75             4.99             4.25
$100,000 but under $250,000        3.75             3.90             3.25
$250,000 but under $500,000        2.75             2.83             2.25
$500,000 but under $1,000,000      2.00             2.04             1.75
$1,000,000 or more                 None             None             None

In addition to the dealer discount on purchases of Class A Shares, the Distributor intends to pay investment dealers a sales commission of 4% of the sale price of Class B Shares and a sales commission of 1% of the sale price of Class C Shares sold by such dealers. (This sales commission will not be paid to dealers for sales of Class B Shares or Class C Shares purchased by 401(k) participants of the Merrill Lynch Daily K Plan due to a waiver of the CDSC for these plan participants' purchases.) Your broker, dealer or financial advisor may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.

Dealers and other entities that enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of these funds and/or for providing other shareholder services. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services; provision of recordkeeping and administrative services to qualified employee benefit plans; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the funds through distribution fees, service fees or transfer agent

                                                  Phoenix Opportunities Trust 39
fees or, in some cases, the Distributor may pay certain fees from its own profits and resources. From its own profits and resources, the Distributor does intend to: (a) from time to time, pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third party marketers; (b) pay broker-dealers a finder's fee in an amount equal to 1% of the first $3 million of Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; and (c) excluding purchases as described in (b) above, pay broker-dealers an amount equal to 1.00% of the amount of Class A Shares sold from $1,000,000 to $3,000,000, 0.50% on amounts of $3,000,001 to $10,000,000 and 0.25% on amounts greater than $10,000,000. If part or all of such investment as described in (b) and (c) above, including investments by qualified employee benefit plans, is subsequently redeemed within one year, a 1% CDSC may apply, except for redemptions of shares purchased on which a finder's fee would have been paid where such investor's dealer of record, due to the nature of the investor's account, notifies the Distributor prior to the time of the investment that the dealer waives the finder's fee otherwise payable to the dealer, or agrees to receive such finder's fee ratably over a 12-month period. For purposes of determining the applicability of the CDSC, the one-year CDSC period begins on the last day of the month preceding the month in which the purchase was made. Any dealer who receives more than 90% of a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933. PEPCO reserves the right to discontinue or alter such fee payment plans at any time.

From its own resources or pursuant to the distribution and shareholder servicing plans, and subject to the dealers' prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives' or dealers' achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

The Distributor has agreed to pay fees to certain distributors for preferred marketing opportunities. These arrangements may be viewed as creating a conflict of interest between these distributors and investors. Investors should make due inquiry of their selling agents to ensure that they are receiving the requisite point of sale disclosures and suitable recommendations free of any influence by reason of these arrangements.


40 Phoenix Opportunities Trust

YOUR ACCOUNT
--------------------------------------------------------------------------------

OPENING AN ACCOUNT
Your financial advisor can assist you with your initial purchase as well as all phases of your investment program. If you are opening an account by yourself, please follow the instructions outlined below. These procedures do not apply to purchases of Class I Shares. For additional information about purchasing Class I Shares, please contact Mutual Fund Services by calling (800) 243-1574.

The funds have established the following preferred methods of payment for fund shares:

     o Checks drawn on an account in the name of the investor and made payable to Phoenix Funds;

     o Checks drawn on an account in the name of the investor's company or employer and made payable to Phoenix Funds; or

     o Wire transfers or Automated Clearing House (ACH) transfers from an account in the name of the investor, or the investor's company or employer.

Payment in other forms may be accepted at the discretion of the funds. Please specify the name(s) of the fund or funds in which you would like to invest on the check or transfer instructions.

To help the government fight the funding of terrorism and money laundering activities, federal law requires all financial institutions to obtain, verify and record information that identifies each person who opens an account. Accordingly, when you open an account, we will ask for your name, address, date of birth and other information that will allow us to identify you. We may check the information you provide against publicly available databases, information obtained from consumer reporting agencies, other financial institutions or other sources. If, after reasonable effort, we cannot verify your identity, we reserve the right to close the account and redeem the shares at net asset value next calculated after the decision is made by us to close the account.

STEP 1.

Your first choice will be the initial amount you intend to invest.

Minimum INITIAL investments:

     o $25 for individual retirement accounts (IRAs), accounts that use the systematic exchange privilege or accounts that use the Systematic Purchase program. (See below for more information on the Systematic Purchase program.)

                                                  Phoenix Opportunities Trust 41

     o There is no initial dollar requirement for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans. There is also no minimum for reinvesting dividends and capital gains into another account.

     o  $500 for all other accounts.

Minimum ADDITIONAL investments:

     o  $25 for any account.

     o There is no minimum additional investment requirement for defined contribution plans, asset-based fee programs, profit-sharing plans or employee benefit plans. There is also no minimum additional investment requirement for reinvesting dividends and capital gains into an existing account.

The funds reserve the right to refuse a purchase order for any reason.

STEP 2.
Your second choice will be what class of shares to buy. Each share class has different sales and distribution charges. Because all future investments in your account will be made in the share class you choose when you open your account, you should make your decision carefully. Your financial advisor can help you pick the share class that makes the most sense for your situation.

STEP 3.
Your next choice will be how you want to receive any dividends and capital gain distributions. Your options are:

     o Receive both dividends and capital gain distributions in additional shares;

     o Receive dividends in additional shares and capital gain distributions in cash;

     o Receive dividends in cash and capital gain distributions in additional shares; or

     o  Receive both dividends and capital gain distributions in cash.

No interest will be paid on uncashed distribution checks.







42 Phoenix Opportunities Trust

HOW TO BUY SHARES
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                 TO OPEN AN ACCOUNT
                                 (CLASS A, CLASS B AND CLASS C SHARES ONLY)
--------------------------------------------------------------------------------
Through a financial advisor      Contact your advisor. Some advisors may charge
                                 a fee and may set different minimum investments
                                 or limitations on buying shares.
--------------------------------------------------------------------------------
Through the mail                 Complete a New Account Application and send it
                                 with a check payable to the fund. Mail them to:
                                 State Street Bank, P.O. Box 8301, Boston, MA
                                 02266-8301.
--------------------------------------------------------------------------------
Through express delivery         Complete a New Account Application and send it
                                 with a check payable to the fund. Send them to:
                                 Boston Financial Data Services, Attn: Phoenix
                                 Funds, 30 Dan Road, Canton, MA 02021-2809.
--------------------------------------------------------------------------------
By Federal Funds wire            Call us at (800) 243-1574 (press 1, then 0).
--------------------------------------------------------------------------------
By Systematic Purchase           Complete the appropriate section on the
                                 application and send it with your initial
                                 investment payable to the fund. Mail them to:
                                 State Street Bank, P.O. Box 8301, Boston, MA
                                 02266-8301.
--------------------------------------------------------------------------------
By telephone exchange            Call us at (800) 243-1574 (press 1, then 0).
--------------------------------------------------------------------------------

The price at which a purchase is effected is based on the net asset value determined after receipt of a purchase order by the funds' Transfer Agent.



HOW TO SELL SHARES
--------------------------------------------------------------------------------

You have the right to have the funds buy back shares at the net asset value next determined after receipt of a redemption order by the funds' Transfer Agent or an authorized agent. In the case of a Class B Share or Class C Share redemption, you will be subject to the applicable contingent deferred sales charge, if any, for such shares. Subject to certain restrictions, shares may be redeemed by telephone or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The funds do not charge any redemption fees. Payment for shares redeemed is made within seven days; however, redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.


                                                  Phoenix Opportunities Trust 43

--------------------------------------------------------------------------------
                                 TO SELL SHARES
                                 (CLASS A, CLASS B AND CLASS C SHARES ONLY)
--------------------------------------------------------------------------------
Through a financial advisor      Contact your advisor. Some advisors may charge
                                 a fee and may set different minimums on
                                 redemptions of accounts.
--------------------------------------------------------------------------------
Through the mail                 Send a letter of instruction and any share
                                 certificates (if you hold certificate shares)
                                 to: State Street Bank, P.O. Box 8301, Boston,
                                 MA 02266-8301. Be sure to include the
                                 registered owner's name, fund and account
                                 number, and number of shares or dollar value
                                 you wish to sell.
--------------------------------------------------------------------------------
Through express delivery         Send a letter of instruction and any share
                                 certificates (if you hold certificate shares)
                                 to: Boston Financial Data Services, Attn:
                                 Phoenix Funds, 30 Dan Road, Canton, MA
                                 02021-2809. Be sure to include the registered
                                 owner's name, fund and account number, and
                                 number of shares or dollar value you wish to
                                 sell.
--------------------------------------------------------------------------------
By telephone                     For sales up to $50,000, requests can be made
                                 by calling (800) 243-1574.
--------------------------------------------------------------------------------
By telephone exchange            Call us at (800) 243-1574 (press 1, then 0).
--------------------------------------------------------------------------------



THINGS YOU SHOULD KNOW WHEN SELLING SHARES
--------------------------------------------------------------------------------


You may realize a taxable gain or loss (for federal income tax purposes) if you redeem shares of the funds. Each fund reserves the right to pay large redemptions "in-kind" (i.e., in securities owned by the fund) rather than in cash. Large redemptions are those that exceed $250,000 or 1% of the fund's net assets, whichever is less, over any 90-day period. Additional documentation will be required for redemptions by organizations, fiduciaries, or retirement plans, or if a redemption is requested by anyone but the shareholder(s) of record. Transfers between broker-dealer "street" accounts are governed by the accepting broker-dealer. Questions regarding this type of transfer should be directed to your financial advisor. Redemption requests will not be honored until all required documents, in proper form, have been received. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the funds' Transfer Agent at (800) 243-1574.

REDEMPTIONS BY MAIL
> If you are selling shares held individually, jointly, or as custodian under the Uniform Gifts to Minors Act or Uniform Transfers to Minors Act:

     Send a clear letter of instructions if all of these apply:

     o  The proceeds do not exceed $50,000.

44 Phoenix Opportunities Trust

     o The proceeds are payable to the registered owner at the address on record.

     Send a clear letter of instructions with a signature guarantee when any of these apply:

     o  You are selling more than $50,000 worth of shares.

     o  The name or address on the account has changed within the last 30 days.

     o You want the proceeds to go to a different name or address than on the account.

> If you are selling shares held in a corporate or fiduciary account, please contact the fund's Transfer Agent at (800) 243-1574.

If required, the signature guarantee must be a STAMP 2000 Medallion guarantee and be made by an eligible guarantor institution as defined by the funds' Transfer Agent in accordance with its signature guarantee procedures. Guarantees using previous technology medallions will not be accepted. Currently, the Transfer Agent's signature guarantee procedures generally permit guarantees by banks, broker-dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations.

SELLING SHARES BY TELEPHONE
The Transfer Agent will use reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information are verified, redemption instructions are taped, and all redemptions are confirmed in writing.

The individual investor bears the risk from instructions given by an unauthorized third-party that the Transfer Agent reasonably believed to be genuine.

The Transfer Agent may modify or terminate the telephone redemption privilege at any time with 60 days notice to shareholders, except for instances of disruptive trading or market timing; in such cases, the telephone redemption privilege may be suspended immediately, followed by written notice. (See "Disruptive Trading and Market Timing" in this Prospectus.)

During times of drastic economic or market changes, telephone redemptions may be difficult to make or temporarily suspended.



ACCOUNT POLICIES
--------------------------------------------------------------------------------


ACCOUNT REINSTATEMENT PRIVILEGE

Subject to the funds' disruptive trading and market timing policies and procedures, for 180 days after you sell your Class A Shares, Class B Shares or Class C Shares on which you have previously paid a sales charge, you may purchase Class A Shares of any Phoenix Fund at net asset value, with no sales charge, by reinvesting all or part of your proceeds, but not more. Send

                                                  Phoenix Opportunities Trust 45
your written request to State Street Bank, P.O. Box 8301, Boston, MA 02266-8301. You can call us at (800) 243-1574 for more information.

Please remember, a redemption and reinvestment are considered to be a sale and purchase for tax-reporting purposes. Class B and Class C shareholders who have had the contingent deferred sales charge waived because they are in the Systematic Withdrawal Program are not eligible for this reinstatement privilege.

REDEMPTION OF SMALL ACCOUNTS
Due to the high cost of maintaining small accounts, if your redemption activity causes your account balance to fall below $200, you may receive a notice requesting you to bring the balance up to $200 within 60 days. If you do not, the shares in the account will be sold at net asset value, and a check will be mailed to the address of record.

DISTRIBUTIONS OF SMALL AMOUNTS
Distributions in amounts less than $10 will automatically be reinvested in additional shares of the applicable fund.

UNCASHED CHECKS
If any correspondence sent by the fund is returned by the postal or other delivery service as "undeliverable," your dividends or any other distribution may be automatically reinvested in the fund.

If your distribution check is not cashed within six months, the distribution may be reinvested in the fund at the current net asset value. You will not receive any interest on uncashed distribution or redemption checks. This provision may not apply to certain retirement or qualified accounts.

EXCHANGE PRIVILEGES
You should read the prospectus of the Phoenix Fund(s) into which you want to make an exchange before deciding to make an exchange. You can obtain a prospectus from your financial advisor or by calling us at (800) 243-4361, or accessing our Web sites at PhoenixFunds.com or PhoenixInvestments.com.

     o You may exchange shares of one fund for the same class of shares of another Phoenix Fund; e.g., Class A Shares for Class A Shares. Class C Shares are also exchangeable for Class T Shares of those Phoenix Funds offering them. Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.

     o Exchanges may be made by telephone ((800) 243-1574) or by mail (State Street Bank, P.O. Box 8301, Boston, MA 02266-8301).

     o The amount of the exchange must be equal to or greater than the minimum initial investment required.

46 Phoenix Opportunities Trust

     o The exchange of shares is treated as a sale and a purchase for federal income tax purposes.

DISRUPTIVE TRADING AND MARKET TIMING
These funds are not suitable for market timers and market timers are discouraged from becoming investors. Your ability to make exchanges among funds is subject to modification if we determine, in our sole opinion, that your exercise of the exchange privilege may disadvantage or potentially harm the rights or interests of other shareholders.

Frequent purchases, redemptions and exchanges, programmed exchanges, exchanges into and then out of a fund in a short period of time, and exchanges of large amounts at one time may be indicative of market timing and otherwise disruptive trading ("Disruptive Trading") which can have risks and harmful effects for other shareholders. These risks and harmful effects include:

     o dilution of the interests of long-term investors, if market timers or others exchange into a fund at prices that are below the true value or exchange out of a fund at prices that are higher than the true value;

     o an adverse effect on portfolio management, as determined by portfolio management in its sole discretion, such as causing the fund to maintain a higher level of cash than would otherwise be the case, or causing the fund to liquidate investments prematurely; and

     o reducing returns to long-term shareholders through increased brokerage and administrative expenses.

In order to attempt to protect our shareholders from the potential harmful effects of Disruptive Trading, the funds' Board of Trustees has adopted market timing policies and procedures designed to discourage Disruptive Trading. The Board has adopted these policies and procedures as a preventive measure to protect all shareholders from the potential effects of Disruptive Trading, while also abiding by any rights that shareholders may have to make exchanges and provide reasonable and convenient methods of making exchanges that do not have the potential to harm other shareholders.

Excessive trading activity is measured by the number of roundtrip transactions in an account. A roundtrip transaction is one where a shareholder buys and then sells, or sells and then buys, shares of any fund within 30 days. Shareholders of the funds are limited to one roundtrip transaction within any rolling 30-day period. Roundtrip transactions are counted at the shareholder level. In considering a shareholder's trading activity, the funds may consider, among other factors, the shareholder's trading history both directly and, if known, through financial intermediaries, in the funds, in other funds within the Phoenix Fund complex, in non-Phoenix mutual funds or in accounts under common control or ownership. We do not include exchanges made pursuant to the dollar cost averaging or other similar programs when applying our market timing policies. Systematic withdrawal and/or contribution programs,

                                                  Phoenix Opportunities Trust 47
mandatory retirement distributions, and transactions initiated by a plan sponsor also will not count towards the roundtrip limits. The funds may permit exchanges that they believe, in the exercise of their judgement, are not disruptive. The size of the fund and the size of the requested transaction may be considered when determining whether or not the transaction would be disruptive.

Shareholders holding shares for at least 30 days following investment will ordinarily be in compliance with the funds' policies regarding excessive trading. The funds may, however, take action if activity is deemed disruptive even if shares are held longer than 30 days, such as a request for a transaction of an unusually large size. The size of the fund and the size of the requested transaction may be considered when determining whether or not the transaction would be disruptive.

Under our market timing policies, we may modify your exchange privileges for some or all of the funds by not accepting an exchange request from you or from any person, asset allocation service, and/or market timing services made on your behalf. We may also limit the amount that may be exchanged into or out of any fund at any one time or could revoke your right to make Internet, telephone or facsimile exchanges. We may reinstate Internet, telephone and facsimile exchange privileges after they are revoked, but we will not reinstate these privileges if we have reason to believe that they might be used thereafter for Disruptive Trading.

The funds currently do not charge exchange or redemption fees, or any other administrative charges on fund exchanges. The funds reserve the right to impose such fees and/or charges in the future.

Orders for the purchase of fund shares are subject to acceptance by the relevant fund. We reserve the right to reject, without prior notice, any exchange request into any fund if the purchase of shares in the corresponding fund is not accepted for any reason.

The funds do not have any arrangements with any person, organization or entity to permit frequent purchases and redemptions of fund shares.

We may, without prior notice, take whatever action we deem appropriate to comply with or take advantage of any state or federal regulatory requirement. The funds reserve the right to reject any purchase or exchange transaction at any time. If we reject a purchase or exchange for any reason, we will notify you of our decision in writing.

The funds cannot guarantee that their policies and procedures regarding market timing will be effective in detecting and deterring all Disruptive Trading.

RETIREMENT PLANS
Shares of the funds may be used as investments under the following qualified prototype retirement plans: traditional IRA, rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k) plans, profit-sharing, money purchase plans, and 403(b) plans. For more information, call (800) 243-4361.


48 Phoenix Opportunities Trust

INVESTOR SERVICES AND OTHER INFORMATION
--------------------------------------------------------------------------------


SYSTEMATIC PURCHASE is a systematic investment plan that allows you to have a specified amount automatically deducted from your checking or savings account and then deposited into your mutual fund account. Just complete the Systematic Purchase Section on the application and include a voided check.

SYSTEMATIC EXCHANGE allows you to automatically move money from one Phoenix Fund to another on a monthly, quarterly, semiannual or annual basis. Shares of one Phoenix Fund will be exchanged for shares of the same class of another Phoenix Fund at the interval you select. To sign up, just complete the Systematic Exchange Section on the application. Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.

TELEPHONE EXCHANGE lets you exchange shares of one Phoenix Fund for the same class of shares in another Phoenix Fund, using our customer service telephone service. (See the "Telephone Exchange" section on the application.) Exchange privileges may not be available for all Phoenix Funds, and may be rejected or suspended.

SYSTEMATIC WITHDRAWAL allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual, or annual basis. Sufficient shares from your account will be redeemed at the closing net asset value on the applicable payment date, with proceeds to be mailed to you or sent through ACH to your bank (at your selection). For payments to be mailed, shares will be redeemed on the 15th of the month so that the payment is made about the 20th of the month. For ACH payments, you may select the day of the month for the payments to be made; if no date is specified, the payments will occur on the 15th of the month. The minimum withdrawal is $25, and minimum account balance requirements continue to apply. Shareholders in the program must own Phoenix Fund shares worth at least $5,000.

DISCLOSURE OF FUND HOLDINGS. The funds make available on the Phoenix Funds' Web sites, PhoenixFunds.com or PhoenixInvestments.com, information with respect to each fund's top 10 holdings and summary composition data derived from portfolio holdings information. This information is posted to the Web sites at the end of each month with respect to the top 10 holdings, and at the end of each quarter with respect to summary composition information, generally within 10 business days. With respect to the Phoenix Real Estate Securities Fund, the top ten holdings and summary composition information are reported on a one-month lag. This information will remain available on the Web sites until full portfolio holdings information becomes publicly available. A full listing of each fund's portfolio holdings becomes publicly available (i) as of the end of its second and fourth fiscal quarters in shareholder reports, which are sent to all shareholders and are filed with the Securities and Exchange Commission ("SEC") on Form N-CSR, and (ii) at the end of its first and third fiscal quarters by filing with the SEC a Form N-Q. The funds' shareholder reports are available without charge on Phoenix's Web site at PhoenixFunds.com (also accessible at PhoenixInvestments.com). The funds' Form N-Q filings are available on the SEC's Internet site at sec.gov. A more detailed description of the funds' policies and procedures with respect to the disclosure of the funds' portfolio securities is also available in the Statement of Additional Information.


                                                  Phoenix Opportunities Trust 49

TAX STATUS OF DISTRIBUTIONS
--------------------------------------------------------------------------------


The funds plan to make distributions from net investment income at intervals stated in the table below and to distribute net realized capital gains, if any, at least annually.

--------------------------------------------------------------------------------
FUND                                        DIVIDEND PAID
--------------------------------------------------------------------------------
Global Utilities Fund                         Quarterly
--------------------------------------------------------------------------------
Market Neutral Fund                          Semiannually
--------------------------------------------------------------------------------
Real Estate Securities Fund                   Quarterly
--------------------------------------------------------------------------------

Distributions of short-term capital gains (gains on securities held for a year or less) and net investment income are taxable to shareholders as ordinary income. Under the Jobs and Growth Tax Reconciliation Act of 2003, certain distributions of long-term capital gains and certain dividends are taxable at a lower rate than ordinary income. Long-term capital gains, if any, distributed to shareholders and which are designated by a fund as capital gain distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time you have owned your shares.

Unless you elect to receive distributions in cash, dividends and capital gain distributions are paid in additional shares. All distributions, cash or additional shares, are subject to federal income tax and may be subject to state, local and other taxes.



FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


This table is intended to help you understand the funds' financial performance for the past five years or since inception. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned or lost on an investment in the funds (assuming reinvestment of all dividends and distributions). This information has been audited by [to be inserted by amendment], the funds' independent registered public accounting firm. Their report, together with the funds' financial statements, are included in the funds' most recent Annual Report, which is available upon request.

                           [to be filed by amendment]



50 Phoenix Opportunities Trust

                           PHOENIX OPPORTUNITIES TRUST
                                PHOENIX BOND FUND
                         PHOENIX CA TAX-EXEMPT BOND FUND
                             PHOENIX CORE BOND FUND
                       PHOENIX EARNINGS DRIVEN GROWTH FUND
                       PHOENIX EMERGING MARKETS BOND FUND
                          PHOENIX GLOBAL UTILITIES FUND
                        PHOENIX GROWTH OPPORTUNITIES FUND
                             PHOENIX HIGH YIELD FUND
                           PHOENIX MARKET NEUTRAL FUND
                            PHOENIX MONEY MARKET FUND
                     PHOENIX MULTI-SECTOR FIXED INCOME FUND
                    PHOENIX MULTI-SECTOR SHORT TERM BOND FUND
                       PHOENIX REAL ESTATE SECURITIES FUND

                                101 Munson Street
                              Greenfield, MA 01301

                       STATEMENT OF ADDITIONAL INFORMATION

                                  June __, 2007

   This Statement of Additional Information ("SAI") is not a prospectus, but expands upon and supplements the information contained in the current Prospectus for the Phoenix Opportunities Trust (the "Trust"), dated June __, 2007, and should be read in conjunction with it. The SAI incorporates by reference certain information that appears in the Trust's annual and semiannual reports, which are delivered to all investors. You may obtain a free copy of the Trust's Prospectus, annual or semiannual reports by visiting the PhoenixFunds' Web sites at PhoenixFunds.com or PhoenixInvestments.com, by calling Phoenix Equity Planning Corporation ("PEPCO") at (800) 243-4361 or by writing PEPCO at One American Row, P.O. Box 5056, Hartford, CT 06102-5056.

                      Mutual Fund Services: (800) 243-1574
                    Adviser Consulting Group: (800) 243-4361
                        Telephone Orders: (800) 367-5877
                         Text Telephone: (800) 243-1926


PXP 2069B  (6/07)

                                TABLE OF CONTENTS

                                                                            PAGE
                                                                            ----
The Trust ..................................................................   1
Investment Restrictions ....................................................   1
Investment Techniques and Risks ............................................   2
Special Risk Factors
Performance Information.....................................................  13
Portfolio Turnover .........................................................  14
Portfolio Transactions and Brokerage .......................................  14
Disclosure of Fund Holdings.................................................  16
Services of the Adviser and Subadvisers.....................................  17
Portfolio Managers..........................................................  20
Net Asset Value ............................................................  22
How To Buy Shares ..........................................................  23
Alternative Purchase Arrangements ..........................................  23
Investor Account Services ..................................................  26
How To Redeem Shares .......................................................  27
Dividends, Distributions and Taxes .........................................  29
Tax Sheltered Retirement Plans .............................................  32
The Distributor ............................................................  33
Distribution Plans .........................................................  35
Management of the Trust ....................................................  36
Additional Information .....................................................  43
Appendix ...................................................................  46
Glossary ...................................................................  47

                                    THE TRUST

   The Trust is an open-end investment management company which was organized under Delaware law in 1995 as a statutory trust. Prior to January 27, 2006, the Trust was named "Phoenix-Seneca Funds." The Trust consists of 13 separate Funds: the Phoenix Bond Fund ("Bond Fund"), the Phoenix CA Tax-Exempt Bond Fund ("CA Bond Fund"), the Phoenix Core Bond Fund ("Core Bond Fund"), the Phoenix Earnings Driven Growth Fund ("Earnings Driven Growth Fund"), Phoenix Emerging Markets Bond Fund ("Emerging Markets Fund"), Phoenix Global Utilities Fund ("Global Utilities Fund"),the Phoenix Growth Opportunities Fund ("Growth Opportunities Fund"), Phoenix High Yield Fund ("High Yield Fund"), Phoenix Market Neutral Fund ("Market Neutral Fund"), Phoenix Money Market Fund ("Money Market Fund"), Phoenix Multi-Sector Fixed Income Fund ("Multi-Sector Fixed Income Fund"), Phoenix Multi-Sector Short Term Bond Fund ("Multi-Sector Short Term Bond Fund") and Phoenix Real Estate Securities Fund ("Real Estate Fund") (each a "Fund" and collectively, the "Funds"). The Trust's Prospectus describes the investment objectives of the Funds and the strategies that each Fund will employ in seeking to achieve its investment objective. The respective investment objective(s) for the CA Tax-Exempt Bond Fund, Earnings Driven Growth Fund, Multi-Sector Short Term Bond Fund and Real Estate Securities Fund is a fundamental policy and may not be changed without the vote of a majority of the outstanding voting securities of that Fund. The respective investment objective(s) for each of the other funds is a non-fundamental policy of that Fund and may be changed without shareholder approval upon 60 days notice. The following discussion supplements the disclosure in the Prospectus.

                             INVESTMENT RESTRICTIONS

   The following investment restrictions have been adopted by the Trust with respect to each of the Funds. Except as otherwise stated, these investment restrictions are "fundamental" policies. A "fundamental" policy is defined in the Investment Company Act of 1940, as amended, (the "1940 Act") to mean that the restriction cannot be changed without the vote of a "majority of the outstanding voting securities" of the Fund. A "majority of the outstanding voting securities" is defined in the 1940 Act as the lesser of (a) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (b) more than 50% of the outstanding voting securities.

   With respect to all of the Funds, each Fund may not:

    (1) With respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would, at the time, cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund. This restriction does not apply to the Growth Opportunities Fund.

   (2) Purchase securities if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities).

   (3) Borrow money, except (i) in amounts not to exceed one third of the value of the Fund's total assets (including the amount borrowed) from banks, and (ii) up to an additional 5% of its total assets from banks or other lenders for temporary purposes. For purposes of this restriction, (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options and (c) short-term credits extended in connection with trade clearance and settlement, shall not constitute borrowing.

   (4) Issue "senior securities" in contravention of the 1940 Act. Activities permitted by Securities and Exchange Commission ("SEC") exemptive orders or staff interpretations shall not be deemed to be prohibited by this restriction.

   (5) Underwrite the securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under applicable law.

   (6) Purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, (iv) hold and sell real estate acquired by the Fund as a result of the ownership of securities.

   (7) Purchase or sell commodities or commodity contracts, except the Fund may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).

   (8)(a) Earnings Driven Growth Fund, Multi-Sector Short Term Bond Fund. Make loans, except that the Fund may (i) lend portfolio securities, (ii) enter into repurchase agreements, (iii) purchase all or a portion of an issue of debt securities, bank loan participation interests, bank certificates of deposit, bankers' acceptances, debentures or other securities, whether or not the purchase is made upon the original issuance of the securities and (iv) participate in an interfund lending program with other registered investment companies.

   (8)(b) Bond Fund, CA Tax-Exempt Bond Fund, Core Bond Fund, Emerging Markets Bond Fund, Global Utilities Fund, Growth Opportunities Fund, High Yield Fund, Money Market Fund and Multi-Sector Fixed Income Fund. Lend securities or make any other loans if, as a result, more than 33 1/3% of its total assets would be lent to other parties, except that the funds may purchase debt securities, may enter into repurchase agreements, may lend portfolio securities and may acquire loans, loan participations and assignments (both funded and unfunded) and other forms of debt instruments.

   Except with respect to investment restriction (3) above, if any percentage restriction described above for the Funds is adhered to at the time of investment, a subsequent increase or decrease in the percentage resulting from a change in the value of the Funds' assets will not constitute a violation of the restriction. With respect to investment restriction (3), in the event that asset coverage for all borrowings shall at any time fall below 300 per centum, the Fund shall, within three days thereafter (not including Sundays and holidays) or such longer period as the SEC may prescribe by rules and regulations, reduce the amount of its borrowings to an extent that the asset coverage of such borrowings shall be at least 300 per centum.

                         INVESTMENT TECHNIQUES AND RISKS

   The Funds utilize the following investment techniques in pursuing their respective investment objectives as indicated in the chart below. Unless otherwise stated in the Fund's Prospectus, many investment techniques are discretionary. That means the advisers or subadvisers may elect to engage or not engage in the various techniques at their sole discretion. Investors should not assume that any particular discretionary investment technique or strategy will be employed at all times, or ever employed.

   Throughout this section, the term adviser may be used to refer to a subadviser, if any.

-----------------------------------------------------------------------------------------------------------------------------
                                                    CA
                                                    TAX-          EARNINGS   EMERGING
                                                   EXEMPT   CORE   DRIVEN     MARKETS    GLOBAL        GROWTH         HIGH
                                             BOND   BOND    BOND   GROWTH      BOND     UTILITIES   OPPORTUNITIES     YIELD
                                             FUND   FUND    FUND    FUND       FUND       FUND          FUND          FUND
-----------------------------------------------------------------------------------------------------------------------------
Borrowing, Reverse Repurchase Agreements                     x                                                         x
and Mortgage Dollar Rolls
-----------------------------------------------------------------------------------------------------------------------------
Debt                                          x                      x          x          x             x             x
-----------------------------------------------------------------------------------------------------------------------------
Derivatives                                   x      x       x       x          x          x             x             x
-----------------------------------------------------------------------------------------------------------------------------
Emerging Markets                                                                x
-----------------------------------------------------------------------------------------------------------------------------
Foreign Securities                            x              x       x          x          x             x             x
-----------------------------------------------------------------------------------------------------------------------------
High-Yield-High Risk                          x                      x          x                        x
-----------------------------------------------------------------------------------------------------------------------------
Illiquid and Restricted                       x              x       x                                   x             x
-----------------------------------------------------------------------------------------------------------------------------
Interest Rate Transactions                                                                                             x
----------------------------------------------------------------------------------------------------------------------------
Loan and Debt Participations and
Assignments                                   x                                 x                                      x
-----------------------------------------------------------------------------------------------------------------------------
Money Market Instruments                                     x                                                         x
-----------------------------------------------------------------------------------------------------------------------------
Mortgage-Backed and Other Asset-Backed
Securities                                    x              x       x                     x             x             x
-----------------------------------------------------------------------------------------------------------------------------
Participation on Creditors' Committees                                                                                 x
-----------------------------------------------------------------------------------------------------------------------------
Private Placements & Rule 144A Securities                                                  x
-----------------------------------------------------------------------------------------------------------------------------
Ratings                                       x      x       x       x          x          x             x             x
-----------------------------------------------------------------------------------------------------------------------------
REITs
-----------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements                         x                      x          x          x             x
-----------------------------------------------------------------------------------------------------------------------------
Russian Securities                                                              x
-----------------------------------------------------------------------------------------------------------------------------
Securities Lending                            x              x       x          x          x             x             x
-----------------------------------------------------------------------------------------------------------------------------
Taxable Bonds                                        x
-----------------------------------------------------------------------------------------------------------------------------
Tax-Exempt Bonds                                     x
-----------------------------------------------------------------------------------------------------------------------------
Variable and Floating Rate Securities                                           x
-----------------------------------------------------------------------------------------------------------------------------
Warrants                                      x                      x          x                        x
-----------------------------------------------------------------------------------------------------------------------------
When Issued & Delayed Delivery Securities     x              x       x          x          x             x             x
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------
                                                               MULTI-    MULTI-
                                                               SECTOR    SECTOR          REAL
                                            MARKET    MONEY    FIXED   SHORT TERM       ESTATE
                                            NEUTRAL   MARKET   INCOME     BOND        SECURITIES
                                             FUND      FUND     FUND      FUND           FUND
-----------------------------------------------------------------------------------------------------
Borrowing, Reverse Repurchase Agreements
and Mortgage Dollar Rolls                     x         x        x         x

-----------------------------------------------------------------------------------------------------
Debt                                                             x         x              x
-----------------------------------------------------------------------------------------------------
Derivatives                                   x         x        x         x
-----------------------------------------------------------------------------------------------------
Emerging Markets
-----------------------------------------------------------------------------------------------------
Foreign Securities                            x         x                                 x
-----------------------------------------------------------------------------------------------------
High-Yield-High Risk
-----------------------------------------------------------------------------------------------------
Illiquid and Restricted                       x                  x         x
-----------------------------------------------------------------------------------------------------
Interest Rate Transactions                                       x         x
-----------------------------------------------------------------------------------------------------
Loan and Debt Participations and
Assignments
-----------------------------------------------------------------------------------------------------
Money Market Instruments                      x         x
-----------------------------------------------------------------------------------------------------
Mortgage-Backed and Other Asset-Backed
Securities                                              x        x         x
-----------------------------------------------------------------------------------------------------
Participation on Creditors' Committees                           x         x
-----------------------------------------------------------------------------------------------------
Private Placements & Rule 144A Securities
-----------------------------------------------------------------------------------------------------
Ratings                                       x         x        x         x              x
-----------------------------------------------------------------------------------------------------
REITs                                                                                     x
-----------------------------------------------------------------------------------------------------
Repurchase Agreements                         x                                           x
-----------------------------------------------------------------------------------------------------
Russian Securities
-----------------------------------------------------------------------------------------------------
Securities Lending                                               x         x
-----------------------------------------------------------------------------------------------------
Taxable Bonds
-----------------------------------------------------------------------------------------------------
Tax-Exempt Bonds
-----------------------------------------------------------------------------------------------------
Variable and Floating Rate Securities
-----------------------------------------------------------------------------------------------------
Warrants                                                                                  x
-----------------------------------------------------------------------------------------------------
When Issued & Delayed Delivery Securities               x        x         x
-----------------------------------------------------------------------------------------------------

BORROWING, REVERSE REPURCHASE AGREEMENTS AND MORTGAGE DOLLAR ROLLS
   The Fund may borrow money and invest the loan proceeds in other assets. This borrowing may be unsecured. The 1940 Act requires the Funds to maintain continuous asset coverage (that is, total assets including borrowings, less liabilities exclusive of borrowings) of 300% of the amount borrowed. If the 300% asset coverage should decline as a result of market fluctuations or other reasons, the Fund may be required to sell some of its portfolio holdings within three days to reduce the debt and restore the 300% asset coverage, even though it may be disadvantageous from an investment standpoint to sell securities at that time. Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of the portfolio. Money borrowed will be subject to interest costs which may or may not be recovered by appreciation of the securities purchased. The Fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate.

   Among the forms of investments in which the Fund may engage, and which may be deemed to constitute borrowings, is the entry into reverse repurchase agreements. A reverse repurchase agreement involves the sale of a portfolio-eligible security by a Fund, coupled with its agreement to repurchase the instrument at a specified time and price. The Fund will maintain a pledged account with its Custodian consisting of any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily, equal to its obligations under reverse repurchase agreements with broker-dealers and banks. However, reverse repurchase agreements involve the risk that the market value of securities retained by the Fund may decline below the repurchase price of the securities sold by the Fund which it is obligated to repurchase.

   The Fund also may enter into "mortgage dollar rolls," which are similar to reverse repurchase agreements in certain respects. In a "dollar roll" transaction, the Fund sells a mortgage-related security (such as a Government National Mortgage Association ("GNMA") security) to a dealer and simultaneously agrees to purchase a similar security (but not the same security) in the future at a pre-determined price. A "dollar roll" can be viewed, like a reverse repurchase agreement, as a collateralized borrowing in which the Fund pledges a mortgage-related security to a dealer to obtain cash. Unlike in the case of reverse repurchase agreements, the dealer with which the Fund enters into a dollar roll transaction is not obligated to return the same securities as those originally sold by the Fund, but only securities which are "substantially identical." To be considered "substantially identical," the securities returned to the Fund generally must: (1) be collateralized by the same types of underlying mortgages; (2) be issued by the same agency and be part of the same program; (3) have a similar original stated maturity; (4) have identical net coupon rates; (5) have similar market yields (and therefore price); and (6) satisfy "good delivery" requirements, meaning that the aggregate principal amount of the securities received back must be within 2.5% of the initial amount delivered.

   The Fund's obligation under a dollar roll agreement must be covered by cash or high quality debt securities equal in value to the securities subject to repurchase by the Fund, maintained in a pledged account. Dollar roll transactions are treated as borrowings by the Fund, and therefore the Fund's entry into dollar roll transactions is subject to the Fund's overall limitations on borrowing. Furthermore, because dollar roll transactions may be for terms ranging between one and six months, dollar roll transactions may be deemed "illiquid" and subject to the Fund's overall limitations on investment in illiquid securities.

DEBT SECURITIES
   The Fund may invest in debt securities. Generally, the Fund will invest in debt securities rated BBB or better by Standard & Poor's Corporation ("S&P") or Baa or better by Moody's Investor Service, Inc. ("Moody's") or, if not rated, are judged to be of comparable quality as determined by the adviser.

   The value of the a Fund's investments in debt securities will change as interest rates fluctuate. When interest rates decline, the values of such securities generally can be expected to increase and when interest rates rise, the values of such securities can generally be expected to decrease. The lower-rated and comparable unrated debt securities described above are subject to greater risks of loss of income and principal than are higher-rated fixed income securities. The market value of lower- rated securities generally tends to reflect the market's perception of the creditworthiness of the issuer and short-term market developments to a greater extent than is the case with more highly rated securities, which reflect primarily functions in general levels of interest rates.

   CORPORATE DEBT SECURITIES. A Fund's investments in debt securities of domestic or foreign corporate issuers are limited to bonds, debentures, notes and other similar corporate debt instruments, including convertible securities that meet the Fund's minimum ratings criteria or if unrated are, in the adviser's opinion, comparable in quality to corporate debt securities that meet those criteria. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies or to the value of commodities, such as gold.

   CONVERTIBLE SECURITIES. A convertible security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. It generally entitles the holder to receive interest paid or accrued until the security matures or is redeemed, converted, or exchanged. Before conversion, convertible securities have characteristics similar to nonconvertible debt securities. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which this is true depends in large measure on the degree to which the convertible security sells above its value as a fixed-income security.

   A convertible security may be subject to redemption or conversion at the option of the issuer at a predetermined price. If a convertible security held by a Fund is called for redemption, the Fund could be required to permit the issuer to redeem the security and convert it to the underlying common stock. The Fund generally would invest in convertible securities for their favorable price characteristics and total return potential and would normally not exercise an option to convert. The Fund might be more willing to convert such securities to common stock.

   PAYABLE IN KIND ("PIK") BONDS. PIK bonds are obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt securities. Such securities benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. The Fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders from available cash or liquidated assets as described above during the time interest payments are not made.

   STEP COUPON BONDS. Step coupon bonds are bonds that frequently do not entitle the holder to any periodic payments of interest for some initial period after the issuance of the obligation; thereafter, step coupon bonds pay interest for fixed periods of time at particular interest rates. The Fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders from available cash or liquidated assets as described above during the time interest payments are not made.

   ZERO COUPON BONDS. A zero coupon bond is a debt obligation that does not make any interest payments for a specified period of time prior to maturity or until maturity. The nonpayment of interest on a current basis may result from the bond's having no stated interest rate, in which case the bond pays only principal at maturity and is initially issued at a discount from face value. Alternatively, a zero coupon obligation may provide for a stated rate of interest, but provide that such interest is not payable until maturity, in which case the bond may initially be issued at par. Even though zero coupon bonds may not pay current interest in cash, the Fund is required to accrue interest income on such investments and to distribute such amounts to shareholders. Thus, the Fund would not be able to purchase income-producing securities to the extent cash is used to pay such distributions, and, therefore, the Fund's current income could be less than it otherwise would have been. Instead of using cash, the Fund might liquidate investments in order to satisfy these distribution requirements. The value of zero coupon bonds fluctuates more in response to interest rate changes, if they are of the same maturity, than does the value of debt obligations that make current interest payments.

   The value to the investor of a these types of bonds is represented by the economic accretion either of the difference between the purchase price and the nominal principal amount (if no interest is stated to accrue) or of accrued, unpaid interest during the bond's life or payment deferral period.

DERIVATIVE INVESTMENTS
   In order to seek to hedge various portfolio positions, including to hedge against price movements in markets in which a Fund anticipates increasing its exposure, the Fund may invest in certain instruments which may be characterized as derivative investments. These investments include various types of interest rate transactions, options and futures, as describe below. Such investments also may consist of indexed securities, including inverse securities. The Fund may have express limitations on the percentage of its assets that may be committed to these investments. Some of these investments have no express quantitative limitations, although they may be made solely for hedging purposes, not for speculation, and may in some cases require limitations as to the type of permissible counter-party to the transaction. Interest rate transactions involve the risk of an imperfect correlation between the index used in the hedging transactions and that pertaining to the securities which are the subject of such transactions. Similarly, utilization of options and futures transactions involves the risk of imperfect correlation in movements in the price of options and futures and movements in the price of the securities or interest rates which are the subject of the hedge. Investments in indexed securities, including inverse securities, subject a Fund to the risks associated with changes in the particular indices, which may include reduced or eliminated interest payments and losses of invested principal.

   Credit Linked Notes. Credit linked notes are a derivative transaction used to transfer credit risk. The performance of the notes is linked to the performance of the underlying reference obligation or reference portfolio ("reference entities"). The notes are usually issued by a special purpose vehicle ("SPV") that sells credit protection through a credit default swap ("CDS") transaction in return for a premium and an obligation to pay the transaction sponsor should a reference entity experience a credit event, such as bankruptcy. The SPV invests the proceeds from the notes to cover its contingent obligation. Revenue from the investments and the money received as premium are used to pay interest to note holders. The main risk of credit linked notes is the risk of default to the reference obligation of the CDS. Should a default occur, the SPV would have to pay the transaction sponsor, subordinating payments to the note holders. Credit linked notes also may not be liquid and may be subject to currency and interest rate risks as well.

   Financial Futures Contracts and Related Options. The Fund may use financial futures contracts and related options to hedge against changes in the market value of its portfolio securities or securities which it intends to purchase. Hedging is accomplished when an investor takes a position in the futures market opposite to his cash market position. There are two types of hedges, long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, a decline in the market value of securities in a Fund's portfolio may be protected against to a considerable extent by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities which a Fund may wish to purchase in the future by purchasing futures contracts.

   A Fund may purchase or sell any financial futures contracts which are traded on a recognized exchange or board of trade. Financial futures contracts consist of interest rate futures contracts and securities index futures contracts. A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, three-month U.S. Treasury bills and GNMA certificates. Securities index futures contracts are currently traded with respect to the Standard & Poor's 500 Composite Stock Price Index and such other broad-based stock market indices as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Price Index. A clearing corporation associated with the exchange or board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and also guarantees that open futures contracts will be performed.

   In contrast to the situation when a Fund purchases or sells a security, no security is delivered or received by a Fund upon the purchase or sale of a financial futures contract. Initially, a Fund will be required to deposit in a pledged account with its custodian cash, U.S. Government obligations or fully paid marginable securities. This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial margin deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. Subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market.

   The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

   Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

   A Fund will pay commissions on financial futures contracts and related options transactions. These commissions may be higher than those which would apply to purchases and sales of securities directly.

   LIMITATIONS ON FUTURES CONTRACTS AND RELATED OPTIONS. A Fund may not engage in transactions in financial futures contracts or related options for speculative purposes, but only as a hedge against anticipated changes in the market value of its portfolio securities or securities which it intends to purchase. At the time of purchase of a futures contract or a call option on a futures contract, any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily, equal to the market value of the futures contract minus the Fund's initial margin deposit with respect thereto will be specifically designated on the accounting records of the Fund to collateralize fully the position and thereby ensure that it is not leveraged.

   The extent to which a Fund may enter into financial futures contracts and related options also may be limited by the requirements of the Internal Revenue Code of 1986 (the "Code") for qualification as a regulated investment company. (See "Dividends, Distributions and Taxes.")

   RISKS RELATING TO FUTURES CONTRACTS AND RELATED OPTIONS. Positions in futures contracts and related options may be closed out only on an exchange which provides a secondary market for such contracts or options. A Fund will enter into an option or futures position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements a Fund would continue to be required to make daily margin payments. In this situation, if a Fund has insufficient cash to meet daily margin requirements it may have to sell portfolio securities to meet its margin obligations at a time when it may be disadvantageous to do so. In addition, a Fund may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on a Fund's ability to hedge its portfolio effectively.

   There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also limit a hedger's opportunity to benefit fully from a favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause a Fund to incur additional brokerage commissions and may cause an increase in a Fund's portfolio turnover rate.

   The successful use of futures contracts and related options also depends on the ability of the adviser or subadviser to forecast correctly the direction and extent of market movements, interest rates and other market factors within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by a Fund or such prices move in a direction opposite to that anticipated, a Fund may realize a loss on the hedging transaction which is not offset by an increase in the value of its portfolio securities. Options and futures may also fail as a hedging technique in cases where the movements of the securities underlying the options and futures do not follow the price movements of the hedged portfolio securities. As a result, a Fund's total return for the period may be less than if it had not engaged in the hedging transaction. The loss from investing in futures transactions is potentially unlimited.

   Utilization of futures contracts by a Fund involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities which are being hedged. If the price of the futures contract moves more or less than the price of the securities being hedged, a Fund will experience a gain or loss which will not be completely offset by movements in the price of the securities. It is possible that, where a Fund has sold futures contracts to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund's portfolio may decline. If this occurred, a Fund would lose money on the futures contract and would also experience a decline in value in its portfolio securities. Where futures are purchased to hedge against a possible increase in the prices of securities before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if a Fund then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, a Fund will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.

   The market prices of futures contracts may be affected if participants in the futures market elect to close out their contracts through off-setting transactions rather than to meet margin deposit requirements. In such case, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities rather than to engage in closing transactions because such action would reduce the liquidity of the futures market. In addition, from the point of view of speculators, because the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful hedging transaction.

   Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk for a Fund because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to a Fund while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities.

   FOREIGN CURRENCY TRANSACTIONS. FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. A forward foreign currency exchange contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days ("term") from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.

   No Fund will enter into such forward contracts or maintain a net exposure in such contracts where it would be obligated to deliver an amount of foreign currency in excess of the value of its portfolio securities and other assets denominated in that currency. The Adviser believes that it is important to have the flexibility to enter into such forward contracts when it determines that to do so is in the best interests of a Fund. The Fund will specifically designate on its accounting records any asset, including equity securities and non-investment-grade debt so long as the asset is liquid, unencumbered and marked to market daily in an amount not less than the value of a Fund's total assets committed to forward foreign currency exchange contracts entered into for the purchase of a foreign currency. If the value of the securities specifically designated declines, additional cash or securities will be added so that the specifically designated amount is not less than the amount of the Fund's commitments with respect to such contracts.

   Foreign Currency Options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency, while a put option gives its owner the right, but not the obligation, to sell the currency.

The option seller (writer) is obligated to fulfill the terms of the option sold if it is exercised. However, either seller or buyer may close its position during the option period for such options any time prior to expiration.

   A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect a Fund against an adverse movement in the value of a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if a Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against a decline in the value of the currency, it would not have to exercise its put. Similarly, if a Fund had entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in the value of the currency but instead the currency had depreciated in value between the date of purchase and the settlement date, the Fund would not have to exercise its call but could acquire in the spot market the amount of foreign currency needed for settlement.

   Foreign Currency Futures Transactions. The Fund may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, a Fund may be able to achieve many of the same objectives attainable through the use of foreign currency forward contracts, but more effectively and possibly at a lower cost.

   Unlike forward foreign currency exchange contracts, foreign currency futures contracts and options on foreign currency futures contracts are standardized as to amount and delivery period and are traded on boards of trade and commodities exchanges. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.

   Regulatory Restrictions. To the extent required to comply with SEC Release No. IC-10666, when purchasing a futures contract or writing a put option, the Fund will specifically designate on its accounting records any asset, including equity securities and non-investment-grade debt so long as the asset is liquid, unencumbered and marked to market daily equal to the value of such contracts.

   To the extent required to comply with CFTC Regulation 4.5 and thereby avoid "commodity pool operator" status, a Fund will not enter into a futures contract or purchase an option thereon if immediately thereafter the initial margin deposits for futures contracts (including foreign currency and all other futures contracts) held by the Fund plus premiums paid by it for open options on futures would exceed 5% of the Fund's total assets. The Fund will engage in transactions in financial futures contracts or options thereon for speculation, but only to attempt to hedge against changes in market conditions affecting the values of securities which the Fund holds or intends to purchase. When futures contracts or options thereon are purchased to protect against a price increase on securities intended to be purchased later, it is anticipated that at least 75% of such intended purchases will be completed. When other futures contracts or options thereon are purchased, the underlying value of such contracts will at all times not exceed the sum of: (1) accrued profit on such contracts held by the broker; (2) cash or high quality money market instruments set aside in an identifiable manner; and (3) cash proceeds from investments due in 30 days.

   Foreign Currency Warrants. Foreign currency warrants such as currency exchange warrants ("CEWs") are warrants that entitle the holder to receive from the issuer an amount of cash (generally, for warrants issued in the United States, in U.S. dollars) that is calculated pursuant to a predetermined formula and based on the exchange rate between a specified foreign currency and the U.S. dollar as of the exercise date of the warrant. Foreign currency warrants generally are exercisable upon their issuance and expire as of a specified date and time. Foreign currency warrants have been issued in connection with U.S. dollar-denominated debt offerings by major corporate issuers in an attempt to reduce the foreign currency exchange risk that, from the point of view of prospective purchases of the securities, is inherent in the international fixed-income marketplace. Foreign currency warrants may be used to reduce the foreign exchange risk assumed by purchasers of a security by, for example, providing for a supplemental payment in the event the U.S. dollar depreciates against the value of a major foreign currency such as the Japanese Yen or Euro. The formula used to determine the amount payable upon exercise of a foreign currency warrant may make the warrant worthless unless the applicable foreign currency exchange rate moves in a particular direction (e.g., unless the U.S. dollar appreciates or depreciates against the particular foreign currency to which the warrant is linked or indexed). Foreign currency warrants are severable from the debt obligations with which they may be offered, and may be listed on exchanges. Foreign currency warrants may be exercisable only in certain minimum amounts, and an investor wishing to exercise warrants who possesses less than the minimum number required for exercise may be required either to sell the warrants or to purchase additional warrants, thereby incurring additional transaction costs. Upon exercise of warrants, there may be a delay between the time the holder gives instructions to exercise and the time the exchange rate relating to exercise is determined, thereby affecting both the market and cash settlement values of the warrants being exercised. The expiration date of the warrants may be accelerated if the warrants should be delisted from an exchange or if their trading should be suspended permanently, which would result in the loss of any remaining "time value" of the warrants (i.e., the difference between the current market value and the exercise value of the warrants), and, if the warrants were "out-of-the-money," in a total loss of the purchase price of the warrants. Warrants are generally unsecured obligations of their issuers and are not standardized foreign currency options issued by the Options Clearing Corporation ("OCC"). Unlike foreign currency options issued by OCC, the terms of foreign exchange warrants generally will not be amended in the event of governmental or regulatory actions affecting exchange rates or in the event of the imposition of other regulatory controls affecting the international currency markets. The initial public offering price of foreign currency warrants is generally considerably in excess of the price that a commercial user of foreign currencies might pay in the interbank market for a comparable option involving significantly larger amounts of foreign currencies. Foreign currency warrants are subject to significant foreign exchange risk, including risks arising from complex political or economic factors.

   Principal Exchange Rate Linked Securities. Principal exchange rate linked securities (or "PERLS") are debt obligations the principal on which is payable at maturity in an amount that may vary based on the exchange rate between the U.S. dollar and a particular foreign currency at or about that time. The return on "standard" principal exchange rate linked securities is enhanced if the foreign currency to which the security is linked appreciates against the U.S. dollar, and is adversely affected by increases in the foreign exchange value of the U.S. dollar, "reverse" PERLS are like the "standard" securities, except that their return is enhanced by increases in the value of the U.S. dollar and adversely impacted by increases in the value of foreign currency. Interest payments on the securities are generally made in U.S. dollars at rates that reflect the degree of foreign currency risk assumed or given up by the purchaser of the notes (i.e., at relatively higher interest rates if the purchaser has assumed some of the foreign exchange risk, or relatively lower interest rates if the issuer has assumed some of the foreign exchange risk, based on the expectations of the current market). PERLS may in limited cases be subject to acceleration of maturity (generally, not without the consent of the holders of the securities), which may have an adverse impact on the value of the principal payment to be made at maturity.

   Performance Indexed Paper. Performance indexed paper (or "PIP") is U.S. dollar-denominated commercial paper the yield of which is linked to certain foreign exchange rate movements. The yield to the investor on performance indexed paper is established at maturity as a function of spot exchange rates between the U.S. dollar and a designated currency as of or about the time (generally, the index maturity two days prior to maturity). The yield to the investor will be within a range stipulated at the time of purchase of the obligation, generally with a guaranteed minimum rate of return that is below, and a potential maximum rate of return that is above, market yields on U.S. dollar-denominated commercial paper, with both the minimum and maximum rates of return on the investment corresponding to the minimum and maximum values of the spot exchange rate two business days prior to maturity.

   Foreign Exchange-Traded Options, Futures and Forward Currency Exchange Contracts--Additional Risks. Options on securities, futures contracts, options on futures contracts, currencies and options on currencies may be traded on foreign exchanges. Such transactions may not be regulated as effectively as similar transactions in the United States; may not involve a clearing mechanism and related guarantees; and are subject to the risk of governmental actions affecting trading in, or the prices of, foreign securities. The value of such positions also could be adversely affected by (i) other complex foreign political, legal and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

   FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Fund may use interest rate, foreign currency or index futures contracts. An interest rate, foreign currency (see "Foreign Currency Transactions" below) or index futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument, foreign currency or the cash value of an index at a specified price and time. A futures contract on an index is an agreement pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the index at the close of the last trading day of the contract and the price at which the index contract was originally written. Although the value of an index might be a function of the value of certain specified securities, no physical delivery of these securities is made. A public market exists in futures contracts covering several indexes as well as a number of financial instruments and foreign currencies, including: the S&P 500; the S&P 100; the New York Stock Exchange ("NYSE") composite; U.S. Treasury bonds; U.S. Treasury notes; GNMA Certificates; three month U.S. Treasury bills; 90-day commercial paper; bank certificates of deposit; Eurodollar certificates of deposit; the Australian dollar; the Canadian dollar; the British pound; the German mark; the Japanese yen; the French franc; the Swiss franc; the Mexican peso; and certain multinational currencies, such as the European Currency Unit ("ECU"). It is expected that other futures contracts will be developed and traded in the future. Interest rate futures contracts currently are traded in the United States primarily on the floors of the Chicago Board of Trade ("CBT") and the International Monetary Market of the Chicago Mercantile Exchange ("CME"). Interest rate futures also are traded on foreign exchanges such as the London International Financial Futures Exchange ("LIFFE") and the Singapore International Monetary Exchange ("SIMEX").

   The Fund may purchase and write call and put options on futures. Futures options possess many of the same characteristics as options on securities and indexes (discussed above). A futures option gives the holder the right, in return for the premium paid, to assume a long position (call) or short position
(put) in a futures contract at a specified exercise price at any time during the period of option. Upon exercise of a call option, the holder acquires a long position in the futures contract and the writer is assigned the opposite short position. In the case of a put option, the opposite is true.

   As long as required by regulatory authorities, the Fund will limit its use of futures contracts and futures options to hedging transactions. The adviser believes it is possible to reduce the effect of interest or exchange rate fluctuations on the value of the

Fund's portfolio, or sectors thereof, through the use of such strategies. For example, the Fund might use futures contracts to hedge against anticipated changes in interest rates that might adversely affect either the value of the Fund's securities or the price of the securities which the Fund intends to purchase. The Fund's hedging activities may include sales of futures contracts as an offset against the effect of expected increases in interest rates, and purchases of futures contracts as an offset against the effect of expected declines in interest rates. Although other techniques could be used to reduce the Fund's exposure to interest rate fluctuations, the Fund may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts and futures options. The costs of and possible losses incurred from futures contracts and options thereon may reduce the Fund's current income and involve a loss of principal. Any incremental return earned by the Fund resulting from these transactions would be expected to offset anticipated losses or a portion thereof.

   The Fund will only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade, or similar entity, or quoted on an automated quotation system.

   When a purchase or sale of a futures contract is made by the Fund, the Fund is required to deposit with its custodian (or broker, if legally permitted) a specified amount of cash or U.S. Government securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Fund expects to earn interest income on its initial margin deposits. A futures contract held by the Fund is valued daily at the official settlement price of the exchange on which it is traded. Each day the Fund pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking to market." Variation margin does not represent a borrowing or loan by the Fund but is instead a settlement between the Fund and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, the Fund will mark to market its open futures positions.

   The Fund is also required to deposit and maintain margin with respect to put and call options on futures contracts written by it. Such margin deposits will vary depending on the nature of the underlying futures contract (and the related initial margin requirements), the current market value of the option, and other futures positions held by the Fund.

   Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sales price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. The transaction costs must also be included in these calculations.

   LIMITATIONS ON USE OF FUTURES AND FUTURES OPTIONS. When entering into a futures contract, the Fund will specifically designate on its accounting records (and mark-to-market on a daily basis) cash, U.S. Government securities, or other highly liquid debt securities that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the futures contract. Alternatively, the Fund may "cover" its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund.

   When selling a futures contract, the Fund will specifically designate on its accounting records (and mark-to-market on a daily basis) liquid assets that, when added to the amount deposited with a futures commission merchant as margin, are equal to the market value of the instruments underlying the contract. Alternatively, the Fund may "cover" its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund's custodian).

   When selling a call option on a futures contract, the Fund will specifically designate on its accounting records any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily that, when added to the amounts deposited with a futures commission merchant as margin, equal the total market value of the futures contract underlying the call option. Alternatively, the Fund may cover its position by entering into a long position in the same futures contract at a price no higher than the strike price of the call option, by owning the instruments underlying the futures contract, or by holding a separate call option permitting the Fund to purchase the same futures contract at a price not higher than the strike price of the call option sold by the Fund.

   When selling a put option on a futures contract, the Fund will specifically designate on its accounting records any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily that equal the purchase price of the futures contract, less any margin on deposit. Alternatively, the Fund may cover the position either by entering into a short position in the same futures contract, or by owning a separate put option permitting it to sell the same futures contract so long as the strike price of the put option is the same or higher than the strike price of the put option sold by the Fund.

   In order to comply with applicable regulations of the Commodity Futures Trading Commission ("CFTC") pursuant to which the Fund avoids being deemed a "commodity pool," the Fund is limited in its futures trading activities to positions which constitute "bona fide hedging" positions within the meaning and intent of applicable CFTC rules, or to positions which qualify under an alternative test. Under this alternative test, the "underlying commodity value" of each long position in a commodity contract in which the Fund invests may not at any time exceed the sum of: (1) the value of short-term U.S. debt obligations or other U.S. dollar-denominated high quality short-term money market instruments and cash set aside in an identifiable manner, plus any funds deposited as margin on the contract; (2) unrealized appreciation on the contract held by the broker; and (3) cash proceeds from existing investments due in not more than 30 days. "Underlying commodity value" means the size of the contract multiplied by the daily settlement price of the contract.

   The requirements of the Code for qualification as a regulated investment company ("RIC") also may limit the extent to which the Fund may enter into futures, futures options or forward contracts. (See "Dividends, Distributions and Taxes.")

   RISKS ASSOCIATED WITH FUTURES AND FUTURES OPTIONS. Using futures contracts and related options involves certain risks, including: (1) the risk of imperfect correlation between fluctuations in the value of a futures contract and the portfolio security that is being hedged; (2) the risk that in its use of futures and related options, the Fund may not outperform a fund that does not make use of those instruments; (3) the fact that no assurance can be given that active markets will be available to offset positions; (4) the fact that futures contracts and options on futures may be closed out, by entering into an offsetting position, only on the exchange on which the contracts were entered into or through a linked exchange; (5) the risk that the value of the assets underlying the futures contract on the date of delivery will vary significantly from the amount which the Fund has agreed to pay or the price at which the Fund has agreed to sell under such contract, thereby subjecting the Fund to losses; and (6) the fact that successful use of futures contracts and related options for hedging purposes will depend upon the ability of the subadviser to predict correctly movements in the direction of the overall interest rate and foreign currency markets.

   The costs of, and possible losses incurred from, futures contracts and options thereon may reduce the Fund's current income and involve a loss of principal. Any incremental return earned by the Fund resulting from these transactions would be expected to offset anticipated losses or a portion thereof.

   INTEREST RATE TRANSACTIONS. The Fund may enter into interest rate swaps, and the purchase and sale of interest rate collars, caps and floors. The adviser believes it is possible to reduce the effect of interest rate fluctuations on the value of the Fund's portfolio, or sectors thereof, through the use of such strategies.

   Interest rate swaps involve the exchange with another party of commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. An interest rate collar combines the elements of purchasing a cap and selling a floor. The collar protects against an interest rate rise above the maximum amount but gives up the benefit of an interest rate decline below the minimum amount. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily having an aggregate net asset value at least equal to the accrued excess will be specifically designated on the accounting records of the Fund. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction.

   OPTIONS. The Fund may purchase and sell (write) both put options and call options on securities, securities indexes, and foreign currencies. The purpose of writing covered put and call options generally is to hedge against fluctuations in the market value of a Fund's portfolio securities. The Fund may purchase or sell call and put options on securities indices for a similar purpose. Such a hedge is limited to the degree that the extent of the price change of the underlying security is less than the difference between the option premium received by the Fund and the option strike price. To the extent the underlying security's price change exceeds this amount, written put and call options will not provide an effective hedge.

   WRITING CALL OPTIONS. Each Fund may write (sell) covered call options on securities ("calls") when the subadviser considers such sales appropriate. When a Fund writes a call, it receives a premium and grants the purchaser the right to buy the underlying security at any time during the call period (usually between three and nine months) at a fixed exercise price regardless of market price changes during the call period. If the call is exercised, the Fund forgoes any gain but is not subject to any loss on any change in the market price of the underlying security relative to the exercise price. A Fund will write such options subject to any applicable limitations or restrictions imposed by law.

   A written call option is covered if the Fund owns the security underlying the option. A written call option may also be covered by purchasing an offsetting option or any other option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position. In addition, the Fund may cover such options by specifically designating on its accounting records any assets, including equity securities and non-investment grade debt so long as the assets are liquid, unencumbered and marked to market daily ("liquid assets"), in amounts sufficient to ensure that it is able to meet its obligations under the written call should it be exercised. This method does not reduce the potential loss to the Fund should the value of the underlying security increase and the option be exercised.

   PURCHASING CALL OPTIONS. The Fund may purchase a call option when the adviser believes the value of the underlying security will rise or to effect a "closing purchase transaction" as to a call option the Fund has written (sold). A Fund will realize a profit (or loss) from a closing purchase transaction if the amount paid to purchase a call is less (or more) than the amount received from the sale thereof.

   WRITING PUT OPTIONS. A put option written by a Fund obligates the Fund to purchase the specified security at a specified price if the option is exercised at any time before the expiration date. A written put option may be covered by specifically designating on the accounting records of the Fund liquid assets with a value at least equal to the exercise price of the put option. While this may help ensure that a Fund will have sufficient assets to meet its obligations under the option contract should it be exercised, it will not reduce the potential loss to the Fund should the value of the underlying security decrease and the option be exercised.

   PURCHASING PUT OPTIONS. A Fund may purchase a put option when the subadviser believes the value of the underlying security will decline. A Fund may purchase put options on securities in its portfolio in order to hedge against a decline in the value of such securities ("protective puts") or to effect closing purchase transactions as to puts it has written. A Fund will realize a profit (or loss) from a closing purchase transaction if the amount paid to purchase a put is less (or more) than the amount received from the sale thereof.

   OPTIONS ON SECURITIES INDICES. Unlike a stock option, which gives the holder the right to purchase or sell a specified stock at a specified price, an option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to (i) the difference between the exercise price of the option and the value of the underlying securities index on the exercise date multiplied by (ii) a fixed "index multiplier." Like an option on a specific security, when a Fund purchases a put or a call option on an index, it places the entire amount of the premium paid at risk, for if, at the expiration date, the value of the index has decreased below the exercise price (in the case of a call) or increased above the exercise price (in the case of a put), the option will expire worthless.

   A securities index fluctuates with changes in the market values of the stocks included in the index. For example, some securities index options are based on a broad market index such as the S&P 500 Index. Others are based on a narrower market index such as the Standard & Poor's 100 Stock Index. Indices may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on securities indices are currently traded on the Chicago Board Options Exchange, the NYSE and the American Stock Exchange (AMEX").

   The Fund may purchase put options on securities indices to hedge against an anticipated decline in stock market prices that might adversely affect the value of a Fund's portfolio securities. If a Fund purchases such a put option, the amount of the payment it would receive upon exercising the option would depend on the extent of any decline in the level of the securities index below the exercise price. Such payments would tend to offset a decline in the value of the Fund's portfolio securities. However, if the level of the securities index increases and remains above the exercise price while the put option is outstanding, a Fund will not be able to profitably exercise the option and will lose the amount of the premium and any transaction costs. Such loss may be partially or wholly offset by an increase in the value of a Fund's portfolio securities.

   A Fund may purchase call options on securities indices in order to participate in an anticipated increase in stock market prices or to offset anticipated price increases on securities that it intends to buy in the future. If a Fund purchases a call option on a securities index, the amount of the payment it would receive upon exercising the option would depend on the extent of any increase in the level of the securities index above the exercise price. Such payments would in effect allow the Fund to benefit from stock market appreciation even though it may not have had sufficient cash to purchase the underlying stocks. Such payments may also offset increases in the prices of stocks that the Fund intends to purchase. If, however, the level of the securities index declines and remains below the exercise price while the call option is outstanding, a Fund will not be able to exercise the option profitably and will lose the amount of the premium and transaction costs. Such loss may be partially or wholly offset by a reduction in the price a Fund pays to buy additional securities for its portfolio.

   The Fund may write (sell) covered call or put options on a securities index. Such options may be covered by purchasing an offsetting option which, by virtue of its exercise price or otherwise, reduces the Fund's net exposure on its written option position or by owning securities whose price changes are expected to be similar to those of the underlying index or by having an absolute and immediate right to acquire such securities without additional cash consideration or for additional cash consideration (held in a segregated account by its custodian) upon conversion or exchange of other securities in their respective portfolios. In addition, the Fund may cover such options by specifically designating on its accounting records liquid assets with a value equal to the exercise price or by using the other methods described above.

   The extent to which options on securities indices will provide a Fund with an effective hedge against interest rate or stock market risk will depend on the extent to which the stocks comprising the indices correlate with the composition of the Fund's portfolio. Moreover, the ability to hedge effectively depends upon the ability to predict movements in interest rates or the stock market. Some options on securities indices may not have a broad and liquid secondary market, in which case options purchased by the Fund may not be closed out and the Fund could lose more than its option premium when the option expires.

   The purchase and sale of option contracts is a highly specialized activity that involves investment techniques and risks different from those ordinarily associated with investment companies. Transaction costs relating to options transactions may tend to be higher than the costs of transactions in securities. In addition, if a Fund were to write a substantial number of option contracts that are exercised, the portfolio turnover rate of that Fund could increase.

   SPECIAL CONSIDERATIONS AND RISKS RELATED TO OPTIONS AND FUTURES TRANSACTIONS. Exchange markets in options on certain securities are a relatively new and untested concept. It is impossible to predict the amount of trading interest that may exist in such options, and there can be no assurance that viable exchange markets will develop or continue.

   The exchanges will not continue indefinitely to introduce new expirations to replace expiring options on particular issues because trading interest in many issues of longer duration tends to center on the most recently auctioned issues. The expirations introduced at the commencement of options trading on a particular issue will be allowed to run out, with the possible addition of a limited number of new expirations as the original expirations expire. Options trading on each issue of securities with longer durations will thus be phased out as new options are listed on more recent issues, and a full range of expirations will not ordinarily be available for every issue on which options are traded.

   In the event of a shortage of the underlying securities deliverable on exercise of an option, the OCC has the authority to permit other, generally comparable, securities to be delivered in fulfillment of option exercise obligations. It may also adjust the exercise prices of the affected options by setting different prices at which otherwise ineligible securities may be delivered. As an alternative to permitting such substitute deliveries, the OCC may impose special exercise settlement procedures.

   The hours of trading for options on securities may not conform to the hours during which the underlying securities are traded. To the extent the markets for underlying securities close before the options markets, significant price and rate movements can take place in the options markets that cannot be reflected in the underlying markets. In addition, to the extent that the options markets close before the markets for the underlying securities, price and rate movements can take place in the underlying markets that cannot be reflected in the options markets.

   Prior to exercise or expiration, an option position can be terminated only by entering into a closing purchase or sale transaction. This requires a secondary market on an exchange for call or put options of the same series. Similarly, positions in futures may be closed out only on an exchange which provides a secondary market for such futures. There can be no assurance that a liquid secondary market will exist for any particular call or put option or futures contract at any specific time. Thus, it may not be possible to close an option or futures position. In the event of adverse price movements, a Fund would continue to be required to make daily payments of maintenance margin for futures contracts or options on futures contracts positions written by that Fund. A Fund may have to sell portfolio securities at a time when it may be disadvantageous to do so if it has insufficient cash to meet the daily maintenance margin requirements. In addition, a Fund may be required to take or make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on a Fund's ability to effectively hedge its portfolios.

   Each of the exchanges has established limitations governing the maximum number of call or put options on the same underlying security (whether or not covered) that may be written by a single investor, whether acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of applicable trading limits and it may impose other sanctions or restrictions. The Trust and other clients advised by the subadvisers and its affiliates may be deemed to constitute a group for these purposes. In light of these limits, the Trustees may determine, at any time, to restrict or terminate the Funds' transactions in options. The subadvisers does not believe that these trading and position limits will have any adverse effect on investment techniques for hedging the Trust's portfolios.

   Over-the-counter ("OTC") options are purchased from or sold to securities dealers, financial institutions or other parties ("Counterparties") through direct agreement with the counterparty. In contrast to exchange-listed options, which generally have standardized terms and performance mechanics, all the terms of an OTC option, including such terms as method of settlement, term, exercise price, premium, guarantees and security, are set by negotiation of the parties.

   Unless the parties provide for it, there is no central clearing or guaranty function in the OTC option market. As a result, if the counterparty fails to make delivery of the security or other instrument underlying an OTC option it has entered into with a Fund or fails to make a cash settlement payment due in accordance with the terms of that option, the Fund will lose any premium it paid for the option as well as any anticipated benefit of the transaction. Accordingly, the subadviser must assess the creditworthiness of each such counterparty or any guarantor or credit enhancement of the counterparty's credit to determine the likelihood that the terms of the OTC option will be satisfied. The staff of the SEC currently takes the position that OTC options purchased by a Fund, and portfolio securities "covering" the amount of a Fund's obligation pursuant to an OTC option sold by it (the cost of the sell-back plus the in-the-money amount, if any) are illiquid, and are subject to each Fund's limitation on investing no more than 15% of its assets in illiquid securities. However, for options written with "primary dealers" in U.S.

Government securities pursuant to an agreement requiring a closing transaction at the formula price, the amount considered to be illiquid may be calculated by reference to a formula price.

   The loss from investing in futures transactions is potentially unlimited. Gains and losses on investments in options and futures depend on the subadviser's ability to predict correctly the direction of stock prices, interest rates and other economic factors. In addition, utilization of futures in hedging transactions may fail where there is an imperfect correlation in movements in the price of futures contracts and movements in the price of the securities which are the subject of the hedge. If the price of the futures contract moves more or less than the price of the security, a Fund will experience a gain or loss that will not be completely offset by movements in the price of the securities which are the subject of the hedge. There is also a risk of imperfect correlation where the securities underlying futures contracts have different maturities than the portfolio securities being hedged. Transactions in options on futures contracts involve similar risks.

   SHORT SALES. The Fund may sell securities short as part of its overall portfolio management strategies involving the use of derivative instruments and to offset potential declines in long positions in similar securities. A short sale is a transaction in which a Fund sells a security it does not own or have the right to acquire (or that it owns but does not wish to deliver) in anticipation that the market price of that security will decline.

   When a Fund makes a short sale, the broker-dealer through which the short sale is made must borrow the security sold short and deliver it to the party purchasing the security. The Fund is required to make a margin deposit in connection with such short sales; the Fund may have to pay a fee to borrow particular securities and will often be obligated to pay over any dividends and accrued interest on borrowed securities.

   If the price of the security sold short increases between the time of the short sale and the time the Fund covers its short position, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely affected by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

   To the extent a Fund sells securities short, it will provide collateral to the broker-dealer and (except in the case of short sales "against the box") will maintain additional asset coverage in the form of liquid assets with its custodian in a segregated account in an amount at least equal to the difference between the current market value of the securities sold short and any amounts required to be deposited as collateral with the selling broker (not including the proceeds of the short sale). A short sale is "against the box" to the extent the Fund contemporaneously owns, or has the right to obtain at no added cost, securities identical to those sold short.

   SWAP AGREEMENTS. The Fund may enter into interest rate, index and currency exchange rate swap agreements in attempts to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return. Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictive basis on which to calculate the obligations the parties to a swap agreement have agreed to exchange. The Fund's obligations (or rights) under a swap agreement will generally be equal only to the amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement (the "net amount"). The Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counter-party will be covered by specifically designating on the accounting records of the Fund liquid assets to avoid leveraging of the Fund's portfolio.

   Because swap agreements are two-party contracts and may have terms of greater than seven days, they may be considered to be illiquid. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counter-party. The Subadviser will cause a Fund to enter into swap agreements only with counter-parties that would be eligible for consideration as repurchase agreement counter-parties under the Funds' repurchase agreement guidelines. Certain restrictions imposed on the Funds by the Code may limit the Funds' ability to use swap agreements. The swaps market is a relatively new market and is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

   Certain swap agreements are exempt from most provisions of the Commodity Exchange Act ("CEA") and, therefore, are not regulated as futures or commodity option transactions under the CEA, pursuant to regulations of the CFTC. To qualify for this exemption, a swap agreement must be entered into by "eligible participants," which include the following, provided the participants' total assets exceed established levels: a bank or trust company, savings association or credit union, insurance company, investment company subject to regulation under the 1940 Act, commodity pool, corporation, partnership, proprietorship, organization, trust or other entity, employee benefit plan, governmental entity, broker-dealer, futures commission merchant, natural person, or regulated foreign person. To be eligible, natural persons and most other entities must have total assets exceeding $10 million; commodity pools and employees benefit plans must have assets exceeding $5 million. In addition, an eligible swap transaction must meet three conditions. First, the swap agreement may not be part of a fungible class of agreements that are standardized as to their material economic terms. Second, the creditworthiness of parties with actual or potential obligations under the swap agreement must be a material consideration in entering into or determining the terms of the swap agreement, including pricing, cost or credit enhancement terms. Third, swap agreements may not be entered into and traded on or through a multilateral transaction execution facility.

   CREDIT DEFAULT SWAP AGREEMENTS. The "buyer" in a credit default contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract provided no event of default has occurred. In the event of default, the seller must pay the buyer the "par value" (full notional value) of the reference obligation in exchange for the reference obligation (typically emerging market debt). The fund may be either the buyer or seller in the transaction. If the fund is a buyer and no event of default occurs, the fund loses its investment and recovers nothing. However, if an event of default occurs, the buyer receives full notional value for a reference obligation that may have little or no value. As a seller, the fund receives a fixed rate of income throughout the term of the contract, which typically is between six months and three years, provided there is no default event. If an event of default occurs, the seller must pay the buyer the full notional value of the reference obligation.

EMERGING MARKET SECURITIES
   The Fund may invest in countries or regions with relatively low gross national product per capita compared to the world's major economies, and in countries or regions with the potential for rapid economic growth (emerging markets). Emerging markets will include any country: (i) having an "emerging stock market" as defined by the International Finance Corporation; (ii) with low-to-middle-income economies according to the International Bank for Reconstruction and Development (the "World Bank"); (iii) listed in World Bank publications as developing; or (iv) determined by the Adviser to be an emerging market as defined above. The Emerging Markets Fund may also invest in securities of: (i) companies the principal securities trading market for which is an emerging market country; (ii) companies organized under the laws of, and with a principal office in, an emerging market country, or (iii) companies whose principal activities are located in emerging market countries.

   The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of the Funds are uninvested and no return is earned thereon. The inability of the Funds to make intended security purchases due to settlement problems could cause the Funds to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to the Funds due to subsequent declines in value of portfolio securities or, if the Funds have entered into a contract to sell the security, in possible liability to the purchaser. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

   Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. The Funds could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Funds of any restrictions on investments.

   Investments in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of the Funds.

   ADDITIONAL RISK FACTORS. As a result of its investments in foreign securities, the Funds may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in the foreign currencies in which such securities are denominated. In that event, the Fund may convert such currencies into dollars at the then current exchange rate. Under certain circumstances, however, such as where the Adviser believes that the applicable rate is unfavorable at the time the currencies are received or the Adviser anticipates, for any other reason, that the exchange rate will improve, the Fund may hold such currencies for an indefinite period of time.

   In addition, the Fund may be required to receive delivery of the foreign currency underlying forward foreign currency contracts it has entered into. This could occur, for example, if an option written by the Fund is exercised or the Fund is unable to close out a forward contract. The Fund may hold foreign currency in anticipation of purchasing foreign securities. The Fund may also elect to take delivery of the currencies' underlying options or forward contracts if, in the judgment of the Adviser, it is in the best interest of the Fund to do so. In such instances as well, the Fund may convert the foreign currencies to dollars at the then current exchange rate, or may hold such currencies for an indefinite period of time.

   While the holding of currencies will permit the Fund to take advantage of favorable movements in the applicable exchange rate, it also exposes the Fund to risk of loss if such rates move in a direction adverse to the Fund's position. Such losses could reduce any profits or increase any losses sustained by the Fund from the sale or redemption of securities, and could reduce the dollar value of interest or dividend payments received. In addition, the holding of currencies could adversely affect the Fund's profit or loss on currency options or forward contracts, as well as its hedging strategies.

FOREIGN SECURITIES
   The Fund may invest in the securities of foreign issuers. The Fund may invest in a broad range of foreign securities including equity, debt and convertible securities and foreign government securities. The Fund may purchase the securities of issuers from various countries, including countries commonly referred to as "emerging markets." The Fund may also invest in domestic securities denominated in foreign currencies.

   Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions on the flow of international capital. Additionally, dividends payable on foreign securities may be subject to foreign taxes withheld prior to distribution. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility. Changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. Many of the foreign securities held by the Fund will not be registered with, nor the issuers thereof be subject to the reporting requirements of, the SEC. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of Gross National Product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.

   Certain foreign countries are less stable politically than the United States. The possibility exists that certain foreign governments may adopt policies providing for expropriation or nationalization of assets, confiscatory taxation, currency blockage or limitations on the use or removal of monies or other assets of an investment company. Finally, the Funds may encounter difficulty in obtaining and enforcing judgments against issuers of foreign securities. The economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.

   Certain emerging market countries are either comparatively underdeveloped or are in the process of becoming developed and may consequently be economically based on a relatively few or closely interdependent industries. A high proportion of the securities of many emerging market issuers may also be held by a limited number of large investors trading significant blocks of securities. While the adviser will strive to be sensitive to publicize reversals of economic conditions, political unrest and adverse changes in trading status, unanticipated political and social developments may affect the values of the Fund's investments in such countries and the availability of additional investments in such countries.

   When investing in securities denominated in foreign currencies, the Funds will be subject to the additional risk of currency fluctuations. An adverse change in the value of a particular foreign currency as against the U.S. dollar, to the extent that such change is not offset by a gain in other foreign currencies, will result in a decrease in the Fund's assets. Any such change may also have the effect of decreasing or limiting the income available for distribution. Foreign currencies may be affected by revaluation, adverse political and economic developments, and governmental restrictions. Although the Funds will invest only in securities denominated in foreign currencies that are fully convertible into U.S. dollars without legal restriction at the time of investment, no assurance can be given that currency exchange controls will not be imposed on any particular currency at a later date.

   Securities of U.S. issuers denominated in foreign currencies may be less liquid and their prices more volatile than securities issued by domestic issuers and denominated in U.S. dollars. In addition, investing in securities denominated in foreign currencies often entails costs not associated with investment in U.S. dollar-denominated securities of U.S. issuers, such as the cost of converting foreign currency to U.S. dollars, higher brokerage commissions, custodial expenses and other fees. Non-U.S. dollar denominated securities may be subject to certain withholding and other taxes of the relevant jurisdiction, which may reduce the yield on the securities to the Fund and which may not be recoverable by the Fund or its investors.

   The Fund will calculate its net asset value and complete orders to purchase, exchange or redeem shares only on a Monday-Friday basis (excluding holidays on which the NYSE is closed). Foreign securities in which the Funds may invest may be primarily listed on foreign stock exchanges which may trade on other days (such as Saturdays). As a result, the net asset value of each Fund's portfolio may be affected by such trading on days when a shareholder has no access to the Fund.

   The Trust may use a foreign custodian in connection with its purchases of foreign securities and may maintain cash and cash equivalents in the care of a foreign custodian. The amount of cash or cash equivalents maintained in the care of eligible foreign custodians will be limited to an amount reasonably necessary to effect the Trust's foreign securities transactions. The use of a foreign custodian invokes considerations which are not ordinarily associated with domestic custodians. These considerations include the possibility of expropriations, restricted access to books and records of the foreign custodian, inability to recover assets that are lost while under the control of the foreign custodian, and the impact of political, social or diplomatic developments.

   The Fund may invest in Yankee Bonds. Yankee Bonds are issued in the United States by foreign governments or companies. Since they are dollar-denominated, they are not affected by variations in currency exchange rates. Yankee Bonds are influenced primarily by interest rate levels in the United States, and by the financial condition of the issuer. Because the issuers are foreign, the issuers may be subject to levels of risk that differ from the domestic bond market.

   The Fund may invest in dollar-denominated instruments issued by foreign branches of U.S. banks and U.S. branches of foreign banks. Since these instruments are dollar-denominated, they are not affected by variations in currency exchange rates. They are influenced primarily by interest rate levels in the United States and by the financial condition of the issuer, or of the issuer's foreign parent. These instruments may be subject to levels of risk that differ from their fully domestic counterparts.

HIGH YIELD HIGH RISK SECURITIES (JUNK BONDS)
   Investments in below-investment grade securities (see Appendix for an explanation of the various ratings) generally provide greater income (leading to the name "high-yield" securities) and opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility, liquidity, and principal and income risk. These securities are regarded as predominantly speculative as to the issuer's continuing ability to meet principal and interest payment obligations. Analysis of the creditworthiness of issuers of lower-quality debt securities may be more complex than for issuers of higher-quality debt securities.

   High-yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment-grade securities. The prices of high-yield securities have been found to be less sensitive to interest-rate changes than higher-quality investments, but more sensitive to adverse economic developments or individual corporate developments. A projection of an economic downturn or of a period of rising interests rates, for example, could cause a decline in high-yield securities' prices because the advent of a recession could lessen the ability of a highly-leveraged company to make principal and interest payments. If an issuer of high-yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the Funds may incur additional expenses to seek recovery. Market prices of high-yield securities structured as zero-coupon or pay-in-kind securities are affected to a greater extent by interest rate changes, and therefore tend to be more volatile than securities that pay interest periodically and in cash.

   The secondary market on which high-yield securities are traded may be less liquid than the market for higher-grade securities. Less liquidity could adversely affect the price at which a Fund could sell a high-yield security and could adversely affect the daily net asset value of the Fund's shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high-yield securities, especially in a thinly-traded market. When secondary markets for these securities are less liquid than the market for higher-grade securities, it may be more difficult to value the high-yield securities because the valuation may require more research and judgment may play a greater role in valuation because of the lack of reliable, objective data.

ILLIQUID AND RESTRICTED SECURITIES
   A Fund may invest in "illiquid investments," including "restricted securities" (i.e., securities that would be required to be registered prior to distribution to the public), securities that are not readily marketable, repurchase agreements maturing in more than seven days and privately issued stripped mortgage-backed securities.

   Certain "restricted" securities may be resold to qualified institutional buyers without restriction pursuant to Rule 144A under the Securities Act of 1933. If a sufficient dealer or institutional trading market exists for such a security, it may not be considered "illiquid." The Trustees have adopted guidelines and delegated to the adviser the daily function of determining and monitoring the liquidity of restricted securities and determining whether a Rule 144A security should be considered "illiquid." The Trustees, however, retain oversight and are ultimately responsible for the determinations. Please see the non-fundamental investment restrictions for further limitations regarding the Funds' investments in restricted and illiquid securities. (See "Private Placements and Rule 144A Securities" below.)

LOAN AND DEBT PARTICIPATIONS AND ASSIGNMENTS
   A loan participation agreement involves the purchase of a share of a loan made by a bank to a company in return for a corresponding share of the borrower's principal and interest payments. Loan participations of the type in which the Fund may invest include interests in both secured and unsecured corporate loans. When the Fund purchases loan assignments from lenders, it will acquire direct rights against the borrower, but these rights and the Fund's obligations may differ from, and be more limited than, those held by the assignment lender. The principal credit risk associated with acquiring loan participation and assignment interests is the credit risk associated with the underlying corporate borrower. There is also a risk that there may not be a readily available market for participation loan interests and, in some cases, this could result in the Fund disposing of such securities at a substantial discount from face value or holding such securities until maturity.

   In the event that a corporate borrower failed to pay its scheduled interest or principal payments on participations held by the Fund, the market value of the affected participation would decline, resulting in a loss of value of such investment to the Fund. Accordingly, such participations are speculative and may result in the income level and net assets of the Fund being reduced. Moreover, loan participation agreements generally limit the right of a participant to resell its interest in the loan to a third party and, as a result, loan participations and assignments will be deemed by the Fund to be illiquid investments. The Fund will invest only in participations with respect to borrowers whose creditworthiness is, or is determined by the subadviser to be, substantially equivalent to that of issuers whose senior unsubordinated debt securities are rated B or higher by Moody's or S&P.

   A Fund may purchase from banks participation interests in all or part of specific holdings of debt obligations. Each participation interest is backed by an irrevocable letter of credit or guarantee of the selling bank that the subadviser has determined meets the prescribed quality standards of each Fund. Thus, even if the credit of the issuer of the debt obligation does not meet the quality standards of the Fund, the credit of the selling bank will.

MONEY MARKET INSTRUMENTS
   CERTIFICATES OF DEPOSIT. Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution.

   TIME DEPOSITS. Time deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

   BANKERS' ACCEPTANCES. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower, as well as the bank, is liable for payment, and the bank unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

   COMMERCIAL PAPER. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.

   CORPORATE DEBT SECURITIES. Corporate debt securities with a remaining maturity of less than one year tend to become extremely liquid and are traded as money market securities.

   U.S. GOVERNMENT OBLIGATIONS. Securities issued or guaranteed as to principal and interest by the United States Government include a variety of Treasury securities, which differ only in their interest rates, maturities, and times of issuance. Treasury bills have maturities of one year or less. Treasury notes have maturities of one to ten years, and Treasury bonds generally have maturities of greater than ten years.

   Agencies of the United States Government which issue or guarantee obligations include, among others, Export-Import Banks of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the United States Government include securities issued or guaranteed by, among others, the Federal National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Banks for Cooperatives, and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Government; others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality.

MORTGAGE-RELATED AND OTHER ASSET-BACKED SECURITIES
   MORTGAGE PASS-THROUGH SECURITIES. These are interests in pools of mortgage loans, assembled and issued by various governmental, government-related, and private organizations. Unlike other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates, these securities provide a monthly payment consisting of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their residential or commercial mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the sale of the underlying property, refinancing or foreclosure, net of fees or costs. "Modified pass-through" securities (such as securities issued by the GNMA) entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether or not the mortgagor actually makes the payment.

   The principal governmental guarantor of mortgage-related securities is GNMA. GNMA is a wholly-owned United States Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the United States Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of Federal Housing Administration insured or Veterans Administration guaranteed mortgages.

   Government-related guarantors whose obligations are not backed by the full faith and credit of the United States Government include the Federal National Mortgage Association ("FNMA") and the Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved seller/servicers which include state and federally chartered savings and loan associations, mutual savings banks, commercial banks and credit unions and mortgage bankers. FHLMC is a government-sponsored corporation formerly owned by the twelve Federal Home Loan Banks and now owned entirely by private stockholders. FHLMC issues Participation Certificates ("PCs") that represent interests in conventional mortgages from FHLMC's national portfolio. FNMA and FHLMC guarantee the timely payment of interest and ultimate collection of principal on securities they issue, but their guarantees are not backed by the full faith and credit of the United States Government.

   Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. Such issuers may, in addition, be the originators and/or servicers of the underlying mortgage loans as well as the guarantors of the mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments for such securities. However, timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. Such insurance and guarantees and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-related security meets a Fund's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. Funds may buy mortgage-related securities without insurance or guarantees if, through an examination of the loan experience and practices of the originator/servicers and poolers, the subadviser determines that the securities meet the Funds' quality standards. Securities issued by certain private organizations may not be readily marketable.

   Mortgage-backed securities that are issued or guaranteed by the U.S. Government, its agencies or instrumentalities, are not subject to the Funds' industry concentration restrictions, set above below under "Investment Restrictions," by virtue of the exclusion from the test available to all U.S. Government securities. The Funds will take the position that privately-issued, mortgage-related securities do not represent interests in any particular "industry" or group of industries. The assets underlying such securities may be represented by a portfolio of first lien residential mortgages (including both whole mortgage loans and mortgage participation interests) or portfolios of mortgage pass-through securities issued or guaranteed by GNMA, FNMA or FHLMC. Mortgage loans underlying a mortgage-related security may in turn be insured or guaranteed by the Federal Housing Administration or the Department of Veterans Affairs. In the case of private issue mortgage-related securities whose underlying assets are neither U.S. Government securities nor U.S. Government-insured mortgages, to the extent that real properties securing such assets may be located in the same geographical region, the security may be subject to a greater risk of default than other comparable securities in the event of adverse economic, political or business developments that may affect such region and, ultimately, the ability of residential homeowners to make payments of principal and interest on the underlying mortgages.

   COLLATERALIZED MORTGAGE OBLIGATIONS ("CMOs"). A CMO is similar to a bond in that interest and prepaid principal is paid, in most cases, semiannually. CMOs may be collateralized by whole mortgage loans or by portfolios of mortgage pass-through securities guaranteed by entities such as GNMA, FHLMC, or FNMA, and their income streams.

   CMOs are typically structured in multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying mortgages, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes typically receive principal only after the first class has been retired. An investor may be partially guarded against a sooner than desired return of principal because of the sequential payments.

   FHLMC CMOs are debt obligations of FHLMC issued in multiple classes having different maturity dates and are secured by the pledge of a pool of conventional mortgage loans purchased by FHLMC. Unlike FHLMC PCs, payments of principal and interest on the CMOs are made semiannually rather than monthly. The amount of principal payable on each semiannual payment date is determined in accordance with FHLMC's mandatory sinking fund schedule. Sinking fund payments in the CMOs are allocated to the retirement of the individual classes of bonds in the order of their stated maturities. Payments of principal on the mortgage loans in the collateral pool in excess of the amount of FHLMC's minimum sinking fund obligation for any payment date are paid to the holders of the CMOs as additional sinking-fund payments. Because of the "pass-through" nature of all principal payments received on the collateral pool in excess of FHLMC's minimum sinking fund requirement, the rate at which principal of the CMOs is actually repaid is likely to be such that each class of bonds will be retired in advance of its scheduled maturity date. If collection of principal (including prepayments) on the mortgage loans during any semiannual payment period is not sufficient to meet FHLMC's minimum sinking fund obligation on the next sinking fund payment date, FHLMC agrees to make up the deficiency from its general funds.

   CMO RESIDUALS. CMO residuals are derivative mortgage securities issued by agencies or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans. As described above, the cash flow generated by the mortgage assets underlying a series of CMOs is applied first to make required payments of principal and interest on the CMOs and second to pay the related administrative expenses of the issuer. The "residual" in a CMO structure generally represents the interest in any excess cash flow remaining after making the foregoing payments. Each payment of such excess cash flow to a holder of the related CMO residual represents income and/or a return of capital. The amount of residual cash flow resulting from a CMO will depend on, among other things, the characteristics of the mortgage assets, the coupon rate of each class of CMO, prevailing interest rates, the amount of administrative expenses and, in particular, the prepayment experience on the mortgage assets. In addition, if a series of a CMO includes a class that bears interest at an adjustable rate, the yield to maturity on the related CMO residual will also be extremely sensitive to changes in the level of the index upon which interest rate adjustments are based. As described below with respect to stripped mortgage-backed securities, in certain circumstances a Fund may fail to recoup fully its initial investment in a CMO residual.

   CMO residuals are generally purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers. The CMO residual market has only very recently developed and CMO residuals currently may not have the liquidity of other more established securities trading in other markets. CMO residuals may be subject to certain restrictions on transferability, may be deemed "illiquid," and may be subject to a Fund's limitations on investment in illiquid securities.

   STRIPPED MORTGAGE-BACKED SECURITIES. Stripped mortgage-backed securities ("SMBS") are derivative multi-class mortgage securities. They may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans. SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the mortgage assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class security is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on a Fund's yield to maturity from these securities. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to recoup fully its initial investment in these securities even if the security is in one of the highest rating categories.

   Although SMBS are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be deemed "illiquid" and subject to a Fund's limitations on investment in illiquid securities.

   A Fund may invest in other mortgage-related securities with features similar to those described above, to the extent consistent with the Fund's investment objectives and policies.

   ADJUSTABLE RATE MORTGAGES--INTEREST RATE INDICES. The One Year Treasury Index is the figure derived from the average weekly quoted yield on U.S. Treasury Securities adjusted to a constant maturity of one year. The Cost of Funds Index reflects the monthly weighted average cost of funds of savings and loan associations and savings banks whose home offices are located in Arizona, California and Nevada (the "FHLB Eleventh District") that are member institutions of the Federal Home Loan Bank of San Francisco (the "FHLB of San Francisco"), as computed from statistics tabulated and published by the FHLB of San Francisco. The FHLB of San Francisco normally announces the Cost of Funds Index on the last working day of the month following the month in which the cost of funds was incurred.

   A number of factors affect the performance of the Cost of Funds Index and may cause the Cost of Funds Index to move in a manner different from indices based upon specific interest rates, such as the One Year Treasury Index. Because of the various origination dates and maturities of the liabilities of member institutions of the FHLB Eleventh District upon which the Cost of Funds Index is based, among other things, at any time the Cost of Funds Index may not reflect the average prevailing market interest rates on new liabilities of similar maturities. There can be no assurance that the Cost of Funds Index will necessarily move in the same direction or at the same rate as prevailing interest rates since as longer term deposits or borrowings mature and are renewed at market interest rates, the Cost of Funds Index will rise or fall depending upon the differential between the prior and the new rates on such deposits and borrowings. In addition, dislocations in the thrift industry in recent years have caused and may continue to cause the cost of funds of thrift institutions to change for reasons unrelated to changes in general interest rate levels. Furthermore, any movement in the Cost of Funds Index as compared to other indices based upon specific interest rates may be affected by changes instituted by the FHLB of San Francisco in the method used to calculate the Cost of Funds Index. To the extent that the Cost of Funds Index may reflect interest changes more slowly than other indices, mortgage loans which adjust in accordance with the Cost of Funds Index may produce a higher yield later than would be produced by such other indices, and in a period of declining interest rates, the Cost of Funds Index may remain higher than other market interest rates which may result in a higher level of principal prepayments on mortgage loans which adjust in accordance with the Cost of Funds Index than mortgage loans which adjust in accordance with other indices.

   LIBOR, the London Interbank Offered Rate, is the interest rate that the most creditworthy international banks dealing in U.S. dollar-denominated deposits and loans charge each other for large dollar-denominated loans. LIBOR is also usually the base rate for large dollar-denominated loans in the international market. LIBOR is generally quoted for loans having rate adjustments at one, three, six or twelve month intervals.

   OTHER ASSET-BACKED SECURITIES. Through trusts and other special purpose entities, various types of securities based on financial assets other than mortgage loans are increasingly available, in both pass-through structures similar to mortgage pass-through securities described above and in other structures more like CMOs. As with mortgage-related securities, these asset-backed securities are often backed by a pool of financial assets representing the obligations of a number of different parties. They often include credit-enhancement features similar to mortgage-related securities.

   Financial assets on which these securities are based include automobile receivables; credit card receivables; loans to finance boats, recreational vehicles, and mobile homes; computer, copier, railcar, and medical equipment leases; and trade, healthcare, and franchise receivables. In general, the obligations supporting these asset-backed securities are of shorter maturities than mortgage loans and are less likely to experience substantial prepayments. However, obligations such as credit card receivables are generally unsecured and the obligors are often entitled to protection under a number of state and federal consumer credit laws granting, among other things, rights to set off certain amounts owed on the credit cards, thus reducing the balance due. Other obligations that are secured, such as automobile receivables, may present issuers with difficulties in perfecting and executing on the security interests, particularly where the issuer allows the servicers of the receivables to retain possession of the underlying obligations, thus increasing the risk that recoveries on defaulted obligations may not be adequate to support payments on the securities.

   The subadviser expects additional assets will be "securitized" in the future. A Fund may invest in any such instruments or variations on them to the extent consistent with the Fund's investment objectives and policies.

PARTICIPATION ON CREDITORS' COMMITTEES
   The Fund may participate on committees formed by creditors to negotiate with the management of financially troubled issuers of securities held by the Fund. Such participation may subject the Fund to expenses such as legal fees and may make the fund an "insider" of the issuer for purposes of the federal securities laws, and therefore may restrict the fund's ability to purchase or sell a particular security when it might otherwise desire to do so. Participation by the Fund on such committees also may expose the Fund to potential liabilities under the federal bankruptcy laws or other laws governing the rights of creditors and debtors. The Fund will participate on such committees only when the subadviser believes that such participation is necessary or desirable to enforce the Fund's rights as a creditor or to protect the value of securities held by the Fund.

PRIVATE PLACEMENTS AND RULE 144A SECURITIES
   The Fund may purchase securities which have been privately issued and are subject to legal restrictions on resale or which are issued to qualified institutional investors under special rules adopted by the SEC. Such securities may offer higher yields than comparable publicly traded securities. Such securities ordinarily can be sold by the Fund in secondary market transactions to certain qualified investors pursuant to rules established by the SEC, in privately negotiated transactions to a limited number of purchasers or in a public offering made pursuant to an effective registration statement under the Securities Act of 1933 (The "1933 Act"). Public sales of such securities by the Fund may involve significant delays and expense. Private sales often require negotiation with one or more purchasers and may produce less favorable prices than the sale of similar unrestricted securities. Public sales generally involve the time and expense of the preparation and processing of a registration statement under the 1933 Act (the possible decline in value of the securities during such period) and may involve the payment of underwriting commissions. In some instances, the Fund may have to bear certain costs of registration in order to sell such shares publicly. Except in the case of securities sold to qualifying institutional investors under special rules adopted by the SEC for which the

Trustees of the Fund determine the secondary market is liquid, Rule 144A securities will be considered illiquid. Trustees of the Fund may determine the secondary market is liquid based upon the following factors which will be reviewed periodically as required pursuant to procedures adopted by the Fund; the number of dealers willing to purchase or sell the security; the frequency of trades; dealer undertakings to make a market in the security, and the nature of the security and its market. Investing in Rule 144A Securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. (See "Illiquid and Restricted Securities" above.)

RATINGS
   If the rating of a security purchased by a Fund is subsequently reduced below the minimum rating required for purchase or a security purchased by the Fund ceases to be rated, neither event will require the sale of the security. However, the Adviser, as applicable, will consider any such event in determining whether the Fund should continue to hold the security. To the extent that ratings established by Moody's or S&P may change as a result of changes in such organizations or their rating systems, the Funds will invest in securities which are deemed by the Fund's adviser to be of comparable quality to securities whose current ratings render them eligible for purchase by the Fund.

REAL ESTATE INVESTMENT TRUSTS (REITS)
   REITs pool investors' funds for investment primarily in income producing commercial real estate or real estate related loans. A REIT is not taxed on income distributed to shareholders if it complies with several requirements relating to its organization, ownership, assets, and income and a requirement that it distribute to its shareholders at least 95% of its taxable income (other than net capital gains) for each taxable year.

   REITs can generally be classified as follows:

   --Equity REITs, which invest the majority of their assets directly in real property and derive their income primarily from rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value.

   --Mortgage REITs, which invest the majority of their assets in real estate mortgages and derive their income primarily from interest payments.

   --Hybrid REITs, which combine the characteristics of both equity REITs and mortgage REITs.

   REITs are like closed-end investment companies in that they are essentially holding companies which rely in a fund that invests in REITS should realize that by investing in REITs indirectly through the Fund, he will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, similar expenses of underlying REITs.

   RISKS OF INVESTMENT IN REAL ESTATE SECURITIES. Selecting REITs requires an evaluation of the merits of each type of asset a particular REIT owns, as well as regional and local economics. Due to the proliferation of REITs in recent years and the relative lack of sophistication of certain REIT managers, the quality of REIT assets has varied significantly. The Real Estate Fund will not invest in real estate directly, but only in securities issued by real estate companies. However, the Fund may be subject to risks similar to those associated with the direct ownership of real estate because of its policy of concentrating in the securities of companies in the real estate industry. These include declines in the value of real estate, risks related to general and local economic conditions, dependence on management skill, cash flow dependence, possible lack of availability of long-term mortgage funds, over-building, extended vacancies of properties, decreased occupancy rates and increased competition, increases in property taxes and operating expenses, changes in neighborhood values and the appeal of the properties to tenants and changes in interest rates.

   In addition to these risks, equity REITs may be affected by changes in the value of the underlying properties they own, while mortgage REITs may be affected by the quality of any credit extended. Further, equity and mortgage REITs are dependent upon management skills and generally are not diversified. Equity and mortgage REITs are also subject to potential defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Code and failing to maintain exemption from the Investment Company Act of 1940. In the event of a default by a borrower or lessee, the REIT may experience delays in enforcing its rights as a mortgagee or lessor and may incur substantial costs associated with protecting its investments. In addition, investment in REITs could cause the Fund to possibly fail to qualify as a regulated investment company.

REPURCHASE AGREEMENTS
   The Fund may enter into repurchase agreements with banks, broker-dealers or other financial institutions in order to generate additional current income. Under a repurchase agreement, a Fund acquires a security from a seller subject to resale to the seller at an agreed upon price and date. The resale price reflects an agreed upon interest rate effective for the time period the security is held by the Fund. The repurchase price may be higher than the purchase price, the difference being income to the Fund, or the purchase and repurchase price may be the same, with interest payable to the Fund at a stated rate together with the repurchase price on repurchase. In either case, the income to the Fund is unrelated to the interest rate on the security. Typically, repurchase agreements are in effect for one week or less, but may be in effect for longer periods of time. Repurchase agreements of more than one week's duration are subject to each Fund's limitation on investments in illiquid securities.

   Repurchase agreements are considered by the SEC to be loans by the purchaser collateralized by the underlying securities. In an attempt to reduce the risk of incurring a loss on a repurchase agreement, the Funds will generally enter into repurchase agreements only with domestic banks with total assets in excess of one billion dollars, primary dealers in U.S. Government securities reporting to the Federal Reserve Bank of New York or broker-dealers approved by the Trustees of the Trust. The subadviser will monitor the value of the underlying securities throughout the term of the agreement to attempt to ensure that their market value always equals or exceeds the agreed-upon repurchase price to be paid to a Fund. Each Fund will maintain a segregated account with its custodian, or a subcustodian for the securities and other collateral, if any, acquired under a repurchase agreement for the term of the agreement.

   In addition to the risk of the seller's default or a decline in value of the underlying security, a Fund also might incur disposition costs in connection with liquidating the underlying securities. If the seller becomes insolvent and subject to liquidation or reorganization under the Bankruptcy Code or other laws, a court may determine that the underlying security is collateral for a loan by a Fund not within the control of that Fund and therefore subject to sale by the seller's trustee in bankruptcy. Finally, it is possible that a Fund may not be able to perfect its interest in the underlying security and may be deemed an unsecured creditor of the seller. While the Trustees of the Trust acknowledge these risks, it is expected that they can be controlled through careful structuring of repurchase agreement transactions to meet requirements for treatment as a purchase and sale under the bankruptcy laws and through monitoring procedures designed to assure the creditworthiness of counter-parties to such transactions.

RUSSIAN SECURITIES
   While investment risks exist in many markets around the world, some of the risks inherent in investing in Russia appear to be greater than those in other established and emerging markets. These risks include, without limitation:

   POLITICAL AND ECONOMIC RISKS. There is no history of stability in this market and no guarantee of future stability. The emerging nature of the Russian political system in its current democratic form leaves it more vulnerable to break down in the event of economic instability or popular unrest. The dynamic nature of the political environment can make the future uncertain. The economic infrastructure is poor, and the country maintains a high level of external and internal debt. Tax regulations are ambiguous and unclear, and there is a risk of imposition of arbitrary or onerous taxes due to the lack of a fair and economically-rational tax regime.

   COMMERCIAL AND CREDIT RISKS. Banks and other financial systems are not well developed or regulated, and as a result tend to be untested and have low credit ratings. Organized crime and corruption are a feature of the business environment, and bankruptcy and insolvency are commonplace as businesses are learning how to cope in new conditions. In terms of cash, securities and other investment transactions, the risk of broker, counter-party and other third-party default is high. The same holds true for issuers, where the risk of default is high. Insurance is expensive and difficult to obtain in light of the volatility of the commercial environment.

   LIQUIDITY RISKS. Foreign investment is affected by restrictions in terms of repatriation and convertibility of the currency. The ruble is only convertible internally, and the value of investments may be affected by fluctuations in available currency rates and exchange control regulations. The repatriation of profits may be restricted in some cases. Due to the undeveloped nature of the banking system, considerable delays can occur in transferring funds, converting rubles into other currencies and remitting funds out of Russia.

   LEGAL AND REGULATORY RISKS. Russia's legal system is evolving and is not as developed as that of a western country. It is based on a civil code with no system of judicial precedents. The regulatory environment is sometimes uncertain since the total law can encompass the civil code, legislative laws, presidential decrees, and ministry resolutions. The code, laws, decrees, and resolutions ("Regulations") are promulgated at separate times and are not necessarily consistent. The issuance of Regulations does not always keep pace with market developments, thereby creating ambiguities and inconsistencies.

   Regulations governing securities investment may not exist or may be interpreted and applied in an arbitrary or inconsistent manner. There may be a risk of conflict between the rules and regulations of the local, regional, and national governments. The concept of share ownership rights and controls may not be in place or be enforceable. The independence of the courts from economic, political, or national influence is basically untested and the courts and judges are not experienced in business and corporate law. Foreign investors cannot be guaranteed redress in a court of law for a breach of local laws, regulations or contracts.

   The securities market regulatory body, the Federal Commission on the Capital Market, was established in 1994 and is responsible for overseeing market participants, including registrars. However, the monitoring of and enforcement of the obligations of registrar companies is difficult due to geographic dispersion and inconsistent interpretation and application of regulations.

   OPERATIONAL RISKS. Shareholder Title to Securities: Shareholder risk is a major risk for equity investment in Russia. For example, shares are dematerialized and the only legal evidence of ownership is the shareholder's name entered in the register of the company. The concept of fiduciary duty on the part of companies' management is generally non-existent. Therefore, shareholders may suffer a dilution or loss of investment, due to arbitrary changes in the shareholder register, with little or no recourse or redress available. Local laws and regulations may not prohibit or restrict a company's management from materially changing the company's structure without the consent of shareholders. Legislation prohibiting insider trading activities is rudimentary.

   Clearing and Settlement: For equity settlements, the payments are usually handled offshore in U.S. dollars after the shares are reregistered on the books of the company or its registrar. However, the only evidence of the registration is a company "extract" which is a photocopy of the appropriate page from the register reflecting the new shareholder's name. The extract does not have a legal basis for establishing ownership in the event of a loss.

   For Ministry of Finance (MinFin) bond settlements, payments are made offshore in U.S. dollars upon settlement of the bearer bonds at Vneshtorgbank's (VTB) office in Moscow. If the bonds are transported between the local subcustodian and VTB, the investor is exposed to transportation risk as the MinFins are bearer bonds and are not replaceable in the event they are lost, stolen, or destroyed.

   Foreign investors can also invest in treasury issues through the Moscow Interbank Currency Exchange (MICEX). These issues settle book-entry at MICEX in rubles only.

   Transparency. The rules regulating corporate governance may not exist or are underdeveloped and offer little protection to minority shareholders. Disclosure and reporting requirements are not to the expected level of most developed western nations. The accounting standards generally used in Russia are not international standards and in many cases may be cash based, nonaccrual method of accounting. The quality, reliability, and availability of information on companies in Russia is lower than in most western markets.

SECURITIES LENDING
   A Fund may lend portfolio securities to broker-dealers and other financial institutions, provided that such loans are callable at any time by the Fund utilizing this investment technique and are at all times secured by collateral held by the Fund at least equal to the market value, determined daily, of the loaned securities. The Fund utilizing this investment technique will continue to receive any income on the loaned securities, and at the same time will earn interest on cash collateral (which will be invested in short-term debt obligations) or a securities lending fee in the case of collateral in the form of U.S. Government securities. A loan may be terminated at any time by either the Fund or the borrower. Upon termination of a loan, the borrower will be required to return the securities to the Fund, and any gain or loss in the market price during the period of the loan would accrue to the Fund. If the borrower fails to maintain the requisite amount of collateral, the loan will automatically terminate, and the Fund may use the collateral to replace the loaned securities while holding the borrower liable for any excess of the replacement cost over the amount of the collateral.

   When voting or consent rights which accompany loaned securities pass to the borrower, the Fund will follow the policy of calling the loan, in whole or in part as may be appropriate, in order to exercise such rights if the matters involved would have a material effect on the Fund's investment in the securities which are the subject of the loan. The Fund may pay reasonable finders, administrative and custodial fees in connection with loans of its portfolio securities.

   As with any extension of credit, there are risks of delay in recovery of the loaned securities and in some cases loss of rights in the collateral should the borrower of the securities fail financially. However, loans of portfolio securities will be made only to firms considered by the Trust to be creditworthy and when the Adviser believes the consideration to be earned justifies the attendant risks.

TAXABLE BONDS
   The Fund may from time to time invest a portion of its assets on a temporary basis in "temporary investments"; the income from which, may be subject to federal and California income tax. Specifically, the Fund may invest in "private activity bonds," the income from which is not exempt from federal income taxation (the interest on which is also treated as an item of tax preference for purposes of the Alternative Minimum Tax ("AMT Bonds")). Such temporary investments may consist of notes of issuers having, at the time of purchase, an issue of outstanding municipal bonds rated within the three highest grades by S&P, Moody's or Fitch (taxable or tax exempt); commercial paper rated at least A-l by Moody's, P-l by S&P or F-l by Fitch; and U.S. Treasury and agency securities. The Fund may invest in California bonds with any maturity and may purchase short-term municipal notes such as tax anticipation notes, revenue anticipation notes and bond anticipation notes.

TAX-EXEMPT BONDS
   Tax-exempt bonds are debt obligations issued by the various states and their subdivisions (e.g., cities, counties, towns, and school districts) to raise funds, generally for various public improvements requiring long-term capital investment. Purposes for which tax-exempt bonds are issued include flood control, airports, bridges and highways, housing, medical facilities, schools, mass transportation and power, water or sewage plants, as well as others. Tax-exempt bonds also are occasionally issued to retire outstanding obligations, to obtain funds for operating expenses or to loan to other public or, in some cases, private sector organizations or to individuals.

   The two principal classifications of tax-exempt bonds are "general obligation" and "revenue." General obligations or "G.O.s" are secured by the issuer's general pledge of its faith, credit, and taxing power for the payment of principal and interest. Revenue bonds are payable only from monies derived from a specified source such as operating a particular facility or from a guarantee, lease, specific tax or pool of assets, e.g., a portfolio of mortgages.

   Pollution control or other bonds backed by private corporations do not generally have the pledge of the credit of the issuing public body but are secured only by the credit of the corporation benefiting from the facilities being financed. There are, of course, variations in the security of municipal bonds, both within a particular classification and between classifications depending on numerous factors.

   The yields on tax-exempt bonds are dependent on a variety of factors, including general money market conditions, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligations and the rating of the issue. The ratings of S&P, Moody's and Fitch represent their opinions as to the quality of the tax-exempt bonds which they undertake to rate. It should be emphasized however, that ratings are general and not absolute standards of quality. Consequently, tax-exempt bonds with the same maturity and coupon with different ratings may have the same yield.

   The ability of issuers engaged in the generation, distribution and/or sale of electrical power and/or natural gas to make payments of principal or interest on such obligations is dependent upon, among other things, the continuing ability of such issuers to derive sufficient revenues from their operations to meet debt service requirements. General problems confronting such issuers include the difficulty in financing construction projects during inflationary periods, restrictions on operations and increased costs and delays attributable to applicable environmental laws, the difficulty in obtaining fuel for energy generation at reasonable prices, the difficulty in obtaining natural gas for resale, and the effects of present or proposed energy or natural resource conservation programs.

   There are several federal housing subsidy programs used by state housing agencies which do not result in unconditional protection of the bondholder. Changes enacted by Congress in these programs or administrative difficulties may result in decreases in the present actual or future estimated debt service coverage. A reduction in coverage may also result from economic fluctuations leading to changes in interest rates or operating costs. Most state housing authority bonds are also "moral obligations" of the issuing states; however, a few programs specifically reject the "moral obligation." In many but not all cases, this "moral obligation" is explicitly reflected in the bond contract by means of an option permitting the state legislature to provide debt service support if the legislature so chooses; thus, this option provides the bondholder with an additional source of potential support not directly related to the specific housing program.

   Subsequent to its purchase by the Fund, an issue of tax-exempt bonds or a temporary investment may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require the elimination of such obligation from the Fund's portfolio but the adviser will consider such an event in its determination of whether the Fund should continue to hold such obligation in its portfolio. To the extent that the ratings assigned by S&P, Moody's or Fitch for tax- exempt bonds or temporary investments may change as a result of changes in such organizations, or changes in their rating systems, the Fund will attempt to use comparable ratings as standards for its investments in tax-exempt bonds or temporary investments in accordance with the investment policies contained herein.

   The Fund may purchase municipal obligations on a when-issued basis; i.e., delivery and payment for the securities will take place after the transaction date, normally within 15 to 45 days, though the payment obligation and the interest rate that will be received on the securities are fixed at the time the buyer enters into the commitment. The Fund will only make commitments to purchase such securities with the intention of actually acquiring the securities, but the Fund may sell these securities before the settlement date if it is deemed advisable as a matter of investment strategy. When the Fund purchases securities on a when-issued or forward-commitment basis, the Fund will specifically designate on its accounting records securities having a value (determined daily) at least equal to the amount of the Fund's purchase commitments. These procedures are designed to ensure that the Fund will maintain sufficient assets at all times to cover its obligations under when-issued purchases and forward commitments.

   Securities purchased on a when-issued basis and the securities held in the Fund's portfolio are subject to changes in value based upon the public's perception of the creditworthiness of the issuer and changes in the level of interest rates. Generally, the value of such securities will fluctuate inversely to changes in interest rates, i.e., they will appreciate in value when interest rates decline and decrease in value when interest rates rise. Therefore, in order to achieve higher interest income, if the Fund remains substantially invested at the same time that it has purchased securities on a when-issued basis, there will be a greater possibility of fluctuation in the Fund's net asset value.

VARIABLE AND FLOATING RATE SECURITIES
   A Fund may invest in securities with variable and floating rates. Some municipal securities bear rates of interest that are adjusted periodically according to formulae intended to minimize fluctuation in values of floating rate instruments. Variable rate instruments are those whose terms provide for automatic establishment of a new interest rate on set dates. Floating rate instruments are those whose terms provide for automatic adjustment of their interest rates whenever some specified interest rate changes. Variable rate and floating rate instruments will be referred to collectively as "Variable Rate Securities." The interest rate on Variable Rate Securities is ordinarily determined by reference to, or is a percentage of, a bank's prime rate, the 90-day U.S. Treasury Bill rate, the rate of return on commercial paper or bank certificates of deposit, an index of short-term, tax-exempt rates, or some objective standard. Generally, the changes in the interest rate on Variable Rate Securities reduce the fluctuation in the market value of such securities. Accordingly, as interest rates decrease or increase, the potential for capital appreciation or depreciation is less than for fixed-rate obligations.

   Variable Rate Demand Securities are Variable Rate Securities which have demand features entitling the purchaser to resell the securities to the issuer at an amount approximately equal to amortized cost or the principal amount thereof plus accrued interest, which may be more or less than the price that the Emerging Markets Fund paid for them. The interest rate on Variable Rate Demand Securities also varies either according to some objective standard, such as an index of short-term, tax-exempt rates, or according to rates set by or on behalf of the issuer.

WARRANTS TO PURCHASE SECURITIES
   The Fund may invest in or acquire warrants to purchase equity or fixed income securities. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit a Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

WHEN-ISSUED AND DELAYED-DELIVERY TRANSACTIONS
   Each Fund may purchase securities on a when-issued or forward commitment basis. These transactions are also know as delayed-delivery transactions. (The phrase "delayed delivery" is not intended to include purchases where a delay in delivery involves only a brief period required by the selling party solely to locate appropriate certificates and prepare them for submission for clearance and settlement in the customary way.) Delayed-delivery transactions involve a commitment by a Fund to purchase or sell securities at a future date (ordinarily up to 90 days later). The price of the underlying securities (usually expressed in terms of yield) and the date when the securities will be delivered and paid for (the settlement date) are fixed at the time the transaction is negotiated. When-issued purchases and forward commitments are negotiated directly with the selling party.

   When-issued purchases and forward commitments enable a Fund to lock in what is believed to be an attractive price or yield on a particular security for a period of time, regardless of future changes in interest rates. For example, in periods of rising interest rates and falling bond prices, a Fund might sell debt securities it owns on a forward commitment basis to limit its exposure to falling prices. In periods of falling interest rates and rising prices, a Fund might sell securities it owns and purchase the same or similar securities on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher yields. A Fund will not enter into such transactions for the purpose of leverage.

   The value of securities purchased on a when-issued or forward commitment basis and any subsequent fluctuations in their value will be reflected in the Fund's net asset value starting on the date of the agreement to purchase the securities, and the Fund will be subject to the rights and risks of ownership of the securities on that date. A Fund will not earn interest on securities it has committed to purchase until they are paid for and received.

   When a Fund makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement will be included in the Fund's assets. Fluctuations in the market value of the underlying securities will not be reflected in the Fund's net asset value as long as the commitment to sell remains in effect. Settlement of when-issued purchases and forward commitment transactions generally takes place up to 90 days after the date of the transaction, but a Fund may agree to a longer settlement period.

   A Fund will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Fund may dispose of or renegotiate a commitment after it is entered into. A Fund also may sell securities it has committed to purchase before those securities are delivered to the Fund on the settlement date. The Fund may realize a capital gain or loss in connection with these transactions.

   When a Fund purchases securities on a when-issued or forward-commitment basis, the Fund will specifically designate on its accounting records securities having a value (determined daily) at least equal to the amount of the Fund's purchase commitments. These procedures are designed to ensure that each Fund will maintain sufficient assets at all times to cover its obligations under when- issued purchases and forward commitments.

ZERO COUPON, STEP COUPON, DEFERRED COUPON AND PIK BONDS
   PAYABLE IN KIND ("PIK") BONDS. PIK bonds are obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt securities. Such securities benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. The Fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders from available cash or liquidated assets as described above during the time interest payments are not made.

   STEP COUPON BONDS. Step coupon bonds are bonds that frequently do not entitle the holder to any periodic payments of interest for some initial period after the issuance of the obligation; thereafter, step coupon bonds pay interest for fixed periods of time at particular interest rates. The Fund will accrue income on such investments for tax and accounting purposes, which is distributable to shareholders from available cash or liquidated assets as described above during the time interest payments are not made.

   ZERO COUPON BONDS. A zero coupon bond is a debt obligation that does not make any interest payments for a specified period of time prior to maturity or until maturity. The nonpayment of interest on a current basis may result from the bond's having no stated interest rate, in which case the bond pays only principal at maturity and is initially issued at a discount from face value. Alternatively, a zero coupon obligation may provide for a stated rate of interest, but provide that such interest is not payable until maturity, in which case the bond may initially be issued at par. Even though zero coupon bonds may not pay current interest in cash, the Fund is required to accrue interest income on such investments and to distribute such amounts to shareholders. Thus, the Fund would not be able to purchase income-producing securities to the extent cash is used to pay such distributions, and, therefore, the Fund's current income could be less than it otherwise would have been. Instead of using cash, the Fund might liquidate investments in order to satisfy these distribution requirements. The value of zero coupon bonds fluctuates more in response to interest rate changes, if they are of the same maturity, than does the value of debt obligations that make current interest payments.

   The value to the investor of a these types of bonds is represented by the economic accretion either of the difference between the purchase price and the nominal principal amount (if no interest is stated to accrue) or of accrued, unpaid interest during the bond's life or payment deferral period.

CA TAX-EXEMPT BOND FUND ONLY
CALLABLE MUNICIPAL BONDS AND MUNICIPAL LEASE OBLIGATIONS
   The Fund may purchase and hold callable municipal bonds which contain a provision in the indenture permitting the issuer to redeem the bonds prior to their maturity dates at a specific price which typically reflects a premium over the bonds' original issue price. These bonds generally have call protection (that is, a period of time during which the bonds may not be called) which usually lasts for 7 to 10 years, after which time such bonds may be called away. An issuer may generally be expected to call its bonds, or a portion of them, during periods of relatively declining interest rates, when borrowing may be replaced at lower rates than those obtained in prior years. If the proceeds of a bond called under such circumstances are reinvested, the result may be lower overall yield due to lower current interest rates.

   Municipal lease obligations are municipal securities that may be supported by a lease or an installment purchase contract issued by state and local government authorities to acquire funds to obtain the use of a wide variety of buildings or equipment and facilities such as fire and sanitation vehicles, computer equipment, prisons, office buildings and schools and other capital assets. These obligations, which may be secured or unsecured, are not G.O.s secured by unlimited taxes and have evolved to make it possible for state and local government authorities to obtain the use of property and equipment without meeting constitutional and statutory requirements for the issuance of debt. Thus, municipal lease obligations have special risks not normally associated with G.O.s municipal bonds. These obligations frequently contain "non-appropriation" clauses that provide that the governmental issuer of the obligation has no obligation to make future payments under the lease or contract unless money is appropriated for such purposes by the legislative body on a yearly or other periodic basis. In addition to the non-appropriation risk, some municipal lease obligations have not yet developed the depth of marketability associated with other municipal bonds. Although these obligations may be secured by the leased equipment, the disposition of collateral in the event of the foreclosure may prove difficult. The liquidity of municipal lease obligations purchased by the Fund will be determined pursuant to illiquid securities guidelines approved by the Board of Trustees. The Board of Trustees will be responsible for determining the credit quality of unrated municipal leases, on an ongoing basis, including an assessment of the likelihood that any such leases will not be canceled. Factors considered in making such determinations may include the frequency of trades and quotes for the obligation; the number of dealers willing to purchase or sell the security and the number of other potential buyers; the willingness of dealers to undertake to make a market in the security; the nature of marketplace trades; the obligation's ratings and, if the security is unrated, factors generally considered by a rating agency. If a municipal lease obligation is determined to be illiquid, it will be subject to a Fund's overall limit on investments in illiquid securities.

SPECIAL RISK FACTORS
   The California Constitution and various state statutes that limit the taxing and spending authority of California government entities may impair the ability of California issuers to maintain debt service on their obligations, as described more fully below. The following information as to certain California state risk factors is provided to investors in view of the policy of the Fund to concentrate its investments in California state and municipal issues. Such information constitutes only a brief discussion, does not purport to be a complete description and is based on information from sources believed by the Fund to be reliable, including official statements relating to securities offerings of California state and municipal issuers and periodic publications by national rating organizations. Such information, however, has not been independently verified by the Fund.

   Certain of the California municipal securities in which the Fund may invest may be obligations of issuers which rely in whole or in part on California state revenues for payment of these obligations. Property tax revenues and a portion of the State's General Fund surplus are distributed to counties, cities and their various taxing entities and the state assumes certain obligations previously paid out of local funds. Whether and to what extent a portion of the State's General Fund will be distributed in the future to counties, cities and various entities is unclear.

   Certain legislation enacted in the State over the past 29 years may serve to limit significantly state agencies', local governments' and districts' ability to collect sufficient funds to meet debt service on bonds and other obligations.
Article XIIIA of the California Constitution, through amendment, now places restrictions and limits on California taxing entities in their ability to increase real property taxes. Article XIIIB of the California Constitution, added by Proposition 4, imposes on State and municipal entities an annual appropriations limit with respect to certain expenditures and requires the allocation of excess revenues to State education funds. Annual appropriations limits are adjusted annually to reflect changes in consumer prices, population, and certain services provided by these entities. The California Constitution, through amendments made by Propositions 98 and 111, also requires minimum levels of funding for public school and community college districts. Proposition 218 amended the State Constitution to provide for limitations on the ability of local government agencies to impose or raise various taxes, fees, charges, and assessments without voter approval. Certain "general taxes" imposed after January 1, 1995 by local government, for example, must be approved by voters in order to remain in effect, and local voters may have the right to present initiatives to reduce taxes, fees, assessments, or charges imposed by the local government.

   Certain California municipal securities which the Fund may own may be secured in whole or in part by mortgages or real property deeds of trust, can be constrained by State laws addressing non-judicial foreclosure rights and transfers of title by sale by private owner, antideficiency provisions, and limits on pre-payment charges on mortgage loans. These types of State statutes, among other limits imposed by State law, could affect the flow of revenues to an issuer for debt service on outstanding debt obligations.

   CALIFORNIA ECONOMIC HISTORY AND OUTLOOK. The California economic outlook for the first quarter of 2006 continues to improve over the previous the year, however, higher energy prices, somewhat higher interest rates, and further slowing of residential construction and real estate markets, which began in the second half of 2005, may slow economic growth in 2006-2007. Additionally, lingering uncertainties regarding the future of California's electrical power supply, fears of a sudden, abrupt decline in housing prices, and continued fears of terrorist attacks and the war in Iraq, make the future economic outlook of California uncertain and could adversely affect the ability of California issuers to maintain debt service on their obligations. Furthermore, California must continue to service the debt incurred by the state government between 2000-2003.

   Upon taking office in November 2003, Governor Arnold Schwarzenegger conducted an independent audit of California's financial condition. This audit revealed that while state expenditures grew 43% over the previous five years, revenues increased by only 25%, resulting in a three year carry-over deficit of $22 billion. To address this issue, California voters approved two ballot measures, collectively known as the Economic Recovery Bond Measures, in the 2004 election. The "Balanced Budget Act" was implemented as a result of these measures, which contains a provision for a "Rainy Day" fund: beginning in fiscal 2006-07, 1% of annual General Fund revenues must be set aside in a reserve fund, which amount, depending on the strength of the economy, could be increased to as much as 3% of state revenues in succeeding years. Additionally, the Balanced Budget Act mandates that projected expenditures cannot exceed projected revenues.

   THE 2006-2007 BUDGET. California's 2006-07 fiscal year budget was signed into law on June 30, 2006. The budget represents a plan of paying down debt and building a reserve, and fully funding education. The budget sets aside funds to address the state's debt--a combined total of more than $4.9 billion, or 4.7 percent of total General Fund resources available, by establishing a budget reserve of $2.1 billion and early debt repayments of $2.8 billion. The budget provides $55.1 billion in education spending under Proposition 98, an increase of $8.1 billion, or 17 percent compared to the 2004 Budget Act. The budget authorizes $101.3 billion in General Fund spending, an $11.3 billion increase from last year's $90 billion, and assumes revenues of $94.4 billion.

   California's economy performed strongly in 2005, with increases in personal income, state exports, and professional and business services. Taxable sales growth increased in 2005; however, this increase was not as strong as the percentage increase from the figure in 2003 to the figure in 2004. California's economy continued to perform strongly into 2006, with an increase in revenues tied to corporate tax, capital gains, and stock options. Additionally, the State's unemployment rate fell to 4.8 percent in January and March of 2006, which is a five-year low.

   Although California's economy seems to be improving and Governor Schwarzenegger appears to remain committed to fundamental budget reforms, budget analysts warn that while state revenues have improved, California's fiscal condition will remain uncertain so long as the State relies on deficit spending and fails to close the gap between revenues and expenditures. The three major bond rating agencies claim that despite the strength in revenue, a structural imbalance of expenditures over revenues remains in fiscal 2006-07, leaving a deficit of at least $3.5 billion.

   Various ballot measures addressing structural budget reforms were rejected in the November 2005 Special Election. Proposition 76, also known as "The California Live Within Our Means Act," would have placed a constitutional limit on state spending by limiting year over year budget growth to the average revenue growth over the last three years. It also would have given the governor the power to enforce spending reductions during budget emergencies if the legislature failed to act.

   BOND RATINGS. Another lingering question with implications for California's economic outlook is its bond rating. Beginning in January 2001, due to uncertainties surrounding a significant decline in General Fund revenues and the inability of the State to fashion a long-term solution to its power supply crisis, the State's general obligation bonds had been on a negative rating watch. In 2003, each of the three major bond rating agencies--Standard and Poor's, Fitch Ratings, and Moody's--lowered their ratings on the State's general obligation bonds. However, after the California electorate passed the $15 billion Economic Recovery Bond measures, Propositions 57 and 58, in March 2004, investor confidence in California improved. In May 2004, Moody's upgraded its rating of California general obligation bonds from "Baa1" to "A3". Standard and Poor's raised California's general obligation bonds rating to "A" from "BBB" in August 2004. Additionally, in September 2004, Fitch Ratings raised California's general obligation bonds rating to "A-" from "BBB."

   California's bond ratings continued to improve in 2005. In May 2005, Moody's again upgraded California's rating to "A2" from "A3." Fitch Ratings upgraded its California rating from "A-" to "A." The ratings improvements resulted from California's improved economic performance, increased revenues, budget reforms, and a moderately improved future financial outlook. Ratings improved again in 2006. In May 2006, Moody's upgraded California's rating to "A1" from "A2," and Standard and Poor's rating for California went to "A+" from "A." In June 2006, Fitch Ratings upgraded its California rating to "A+" from "A." However, California still has the lowest bond rating of any state, due largely to the State's ongoing fiscal challenges, as well as constitutional and political constraints on its financial flexibility.

   Finally, litigation may play a role in the future of California's economy, as the State is a party to numerous legal proceedings, many of which normally recur in governmental operations. In addition, the State is involved in certain other legal proceedings which, if decided against the State, may require the State to make significant future expenditures or may impair future revenue sources.

   PUERTO RICO. From 1983 to 1992, the Commonwealth of Puerto Rico generally experienced a wide-ranging economic expansion with growth in almost every sector of its economy and record levels of employment. The increase in real gross national product (GNP) slowed to 0.8% in fiscal 1992, reflecting the effects of a recession in the U.S. economy. A growth pattern began thereafter with real GNP increases of 3.1% and 1.6% for fiscal 2000 and 2001, respectively. However, another slowdown in the U.S. economy contributed to the 0.3% decline in real GNP in 2002. In 2003, the real GNP rebounded to post a positive growth rate of 1.9%. In 2004 and 2005, generally consistent with the course of the United States economy, the real GNP growth rates were 2.8%, and 2.0%, respectively. Overall, the GNP grew only 1.7% between 2000 and 2005. Contributing to Puerto Rico's meager growth were factors such as high oil prices and problems in the banking sector. In 2005, the price of gasoline in Puerto Rico increased more than 18%, which was two times the increase experienced in 2004. In addition, Puerto Rico banks continued to rely heavily on brokered funds, financing consumption with foreign savings. In real terms, personal consumption grew by 2.8% in 2005 while personal income increased by only 2.0%.

   Puerto Rico has a diversified economy with the manufacturing and services sectors comprising the principal sectors of its economy. Manufacturing is the largest sector in terms of gross domestic product (GDP). In fiscal 2005, manufacturing generated $33.13 billion, or 40.4%, of GDP as compared with fiscal 2004, when it generated $34.1 billion, or 43.2%, of GDP. In the last two decades, industrial development has tended to be more capital intensive and more dependent on skilled labor. This gradual shift in emphasis is best exemplified by the heavy investment in the pharmaceutical, scientific instruments, computer, microprocessor, medical product and electrical product industries over the last decade. The pharmaceutical industry has invested $1.7 billion in the local economy since 1997 and generates 30,000 direct jobs and 96,000 related jobs. As a result of this investment, Puerto Rico exported over $2 billion in scientific and medical devises in 2003. Notwithstanding the shift toward the scientific sectors, manufacturing areas such as apparel and food products remain important elements of the economy.

   One of the factors that assisted the development of the manufacturing sector was the tax incentives offered by the federal and Commonwealth governments, most notably Section 936 of the Code. Under Section 936, certain qualifying U.S. corporations were entitled to U.S. corporate income tax credits for operations in Puerto Rico. However, in 1996, President Clinton signed into law a bill that phased out these tax credits over a nine-year period. Since the phase-out was just completed on January 1,

2006, the overall effect on Puerto Rico's economy from the elimination of tax credits is still unclear. However, to alleviate the loss of the tax credits, some former 936 businesses have restructured their companies as Controlled Foreign Corporations, which do not pay federal corporate income tax unless the income generated in Puerto Rico is repatriated to the U.S. mainland. The impact of the phase-out on employment rates is also uncertain. While the overall trend in employment growth may ultimately shift downward as a result of the phase-out, the unemployment rate in 2005 continued to drop, falling to 10.6%, Puerto Rico's lowest rate ever.

   The service sector, which has experienced significant growth, partly in response to the expansion of the manufacturing sector, grew in 2005 to comprise $8.2 billion of the economy compared to $7.9 billion in 2004. The service industry employs 28.2% of the labor force, the largest percentage in the Commonwealth.

   The 1990's brought a construction boom to the Commonwealth, but the completion of major projects resulted in a shrinking of construction expenditures beginning in 2000. In 2003, the construction industry began to recover and growth continued through 2004. In 2003, significant Commonwealth and federal public works programs were initiated, including the development of the "Ciudad Red" Train Corridor. Although the first phase of the train corridor project has been completed, the project includes some commercial and residential development that has not been completed. In 2005, construction growth fell 0.1% in real terms. Construction in general has been slowed both by increased construction costs caused by the significant demand for construction materials and supplies from China and high energy prices. Private construction projects have also been slowed by the lengthy permitting process and the uncertainty surrounding a proposed land use plan. Public construction has similarly been negatively impacted by the downgrade in Commonwealth bonds and energy costs. Preliminary figures for 2006 show slightly higher numbers of private construction permits, but appreciably lower numbers for public projects.

   San Juan is the largest homeport for cruise ships in the Caribbean and a major U.S. airline uses San Juan as a hub for its intra-Caribbean operations. This reflects the importance of Puerto Rico as a tourist destination and as a transportation hub in the Caribbean. In 2002, as a result of the terrorist attacks in 2001, the number of tourists declined to 3.1 million. The situation improved in 2003 with 3.2 million tourists, and by 2004, 3.5 million tourists visited the Commonwealth, almost reaching the pre-September 11, 2001 level. While higher fuel prices have put significant pressure on airlines and the tourism industry in general, preliminary figures for 2005 show a continued increase in the number of tourists visiting the island.

   Gross public debt continued to rise from $33.9 billion in 2004, to $36 billion in fiscal 2005. The increase in public debt can be significantly attributed to the continuing budget deficit, which was financed by loans in both 2004 and 2005. In light of the deficit, the government chose to raise taxes again in 2005 instead of trimming the budget. Historically, the Commonwealth has maintained a fiscal policy which provides for a prudent relationship between the growth of public sector debt and the growth of the economic base required to service that debt. On May 1, 2006 Governor Anibal Acevedo Vila shut down the government for two weeks due to a budget crisis based on a $740 million deficit. The shut-down affected 1,600 state schools and 45 government agencies and led to a furloughing of nearly 100,000 public employees. The crises ended with a $500 million emergency loan that will be repaid from revenues generated by Puerto Rico's first ever consumer sales tax. The tax rate, which has not been set, could be as high as 7%. In light of the budget deficit and the rise in public debt, Moody's Investors Service's reduced Puerto Rico's bond rating for the second year in a row to the agency's lowest investment grade above junk status. Puerto Rico's bond rating affects about $25 billion of government debt. This cut will likely force the government to pay higher interest rates.

                             PERFORMANCE INFORMATION

   Performance information for the Funds (and any class of the Funds) may be included in advertisements, sales literature or reports to shareholders or prospective investors. Performance information in advertisements and sales literature may be expressed as a yield of a class of shares and as a total return of a class of shares.

   The Funds may from time to time include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and Morningstar, Inc. Additionally, each Fund may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week and Investor's Daily, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard & Poor's The Outlook, and Personal Investor. The Funds may from time to time illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of each Fund against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Standard & Poor's 500(R) Index (the "S&P 500(R) Index"), Dow Jones Industrial Average, Lehman Brothers Aggregate Bond Index, Russell Midcap Growth Index, Europe Australia Far East Index ("EAFE"), Consumer Price Index, Lehman Brothers Corporate Index, and the Lehman Brothers T-Bond Index.

   Advertisements, sales literature and other communications may contain information about the Funds and advisers' current investment strategies and management style. Current strategies and style may change to allow the Funds to respond quickly to changing market and economic conditions. From time to time the Funds may include specific portfolio holdings or industries in such communications. To illustrate components of overall performance, each Fund may separate its cumulative and average annual returns into income and capital gains components.

   Performance information reflects only the performance of a hypothetical investment in each class during the particular time period on which the calculations are based. Performance information should be considered in light of a Fund's investment objectives and policies, characteristics and quality of the portfolio, and the market condition during the given time period, and should not be considered as a representation of what may be achieved in the future.

YIELD
   The 30-day yield quotation as to a class of shares may be computed by dividing the net investment income for the period as to shares of that class by the maximum offering price of each share of that class on the last day of the period, according to the following formula:

                         YIELD = 2[(a-b + 1) (6) - 1]
                                    ---
                                    cd

   Where:

        a = dividends and interest earned during the period.
        b = net expenses accrued for the period.
        c = the average daily number of shares of the class outstanding during the period that were entitled to receive dividends.
        d = the maximum offering price per share of the class on the last day of the period.

7-DAY YIELD--MONEY MARKET FUND
   The current yield for the Money Market Fund will be based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular 7-day period, less a hypothetical charge reflecting deductions for expenses during the period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Money Market Fund assumes that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

   Effective Yield = [(Base Period Return) + 1) (365/7)] -1

Quotations of yield for the Balanced, Core Bond and High Yield Funds will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses (including pro rata Trust expenses and expenses applicable to each particular Fund or class of a
Fund) accrued during the period ("net investment income"), and are computed by dividing net investment income by the value of a share of the Fund or class on the last day of the period, according to the following formula:

   YIELD = 2[(a-b)+ 1)(6) -1]
              ---

   where a = dividends and interest earned during the period by the Fund, b = expenses accrued for the period (net of any reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.

TOTAL RETURN
   Standardized quotations of average annual total return for each class of shares will be expressed in terms of the average annual compounded rate of return for a hypothetical investment in such class of shares over periods of 1, 5 and 10 years or up to the life of the class of shares, calculated for each class separately pursuant to the following formula: P((1+T)(n)) = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of each class's expenses (on an annual basis), deduction of the maximum initial sales load in the case of Class A Shares and the maximum contingent deferred sales charge applicable to a complete redemption of the investment in the case of Class B Shares, Class C Shares and Class T Shares, and assume that all dividends and distributions on each class of shares are reinvested when paid.

   For average "after-tax" total return, the SEC rules mandate several assumptions, including that the calculations use the historical highest individual federal marginal income tax rates at the time of reinvestment, and that the calculations do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. These returns, for instance, assume that an investor has sufficient capital gains of the same character from other investments to offset any capital losses from the redemption. As a result, returns after taxes on distributions and sale of Fund shares may exceed returns after taxes on distributions (but before sale of Fund shares). These returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements.

   The Funds may also compute cumulative total return for specified periods based on a hypothetical account with an assumed initial investment of $10,000. The cumulative total return is determined by dividing the net asset value of this account at the end of the specified period by the value of the initial investment and is expressed as a percentage. Calculation of cumulative total return reflects payment of the Class A Share's maximum sales charge of 4.75% for the fixed income funds (2.25% for the Short Term Bond Fund) and 5.75% for the equity funds and assumes reinvestment of all income dividends and capital gain distributions during the period.

   The Funds also may quote annual, average annual and annualized total return and cumulative total return performance data, for any class of shares of the Funds, both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods other than those noted above. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or cumulative rates of return and (2) the maximum applicable sales charge will not be included with respect to annual, annualized or cumulative rate of return calculations.

                               PORTFOLIO TURNOVER

   The Funds pay brokerage commissions for purchases and sales of portfolio securities. Each Fund has a different expected annual rate of portfolio turnover, which is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Fund's securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses and other costs, which must be borne directly by a Fund and thus indirectly by its shareholders. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of each Fund's shares and by requirements which enable the Trust to receive certain favorable tax treatment (see "Dividends, Distributions and Taxes"). If such rate of turnover exceeds 100%, the Fund will pay more in brokerage commissions than would be the case if they had lower portfolio turnover rates. Historical portfolio turnover rates for all Funds except the Money Market Fund (which for this purpose does not calculate a portfolio turnover rate) can be found under the heading "Financial Highlights" in the Trust's prospectus.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

   In effecting portfolio transactions for the Trust, the adviser and/or subadviser (throughout this section, the "adviser") adheres to the Trust's policy of seeking best execution and price, determined as described below, except to the extent it is permitted to pay higher brokerage commissions for "brokerage and research services" as defined herein. The adviser may cause the Trust to pay a broker an amount of commission for effecting a securities transaction in excess of the amount of commission which another broker or dealer would have charged for effecting the transaction if the adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or that any offset of direct expenses of a Fund yields the best net price. As provided in
Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include giving advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities; furnishing analyses and reports concerning issuers, industries, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Brokerage and research services provided by brokers to the Trust or to the adviser are considered to be in addition to and not in lieu of services required to be performed by the adviser under its contract with the Trust and may benefit both the Trust and other clients of the adviser. Conversely, brokerage and research services provided by brokers to other clients of the adviser may benefit the Trust.

   If the securities in which a particular Fund of the Trust invests are traded primarily in the over-the-counter market, where possible the Fund will deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commission or transfer taxes. In addition, transactions effected on foreign securities exchanges which do not permit the negotiation of brokerage commissions and where the adviser would, under the circumstances, seek to obtain best price and execution on orders for the Trust.

   The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations including, without limitation, the overall direct net economic result to the Trust (involving both price paid or received and any net commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the adviser in determining the overall reasonableness of brokerage commissions paid by the Trust. Some portfolio transactions are, subject to the Conduct Rules of the NASD and subject to obtaining best prices and executions, effected through dealers (excluding PEPCO) who sell shares of the Trust.

   The Trust has adopted a policy and procedures governing the execution of aggregated advisory client orders ("bunching procedures") in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the adviser shall aggregate transactions unless it believes in its sole discretion that such aggregation is inconsistent with its duty to seek best execution (which shall include the duty to seek best price) for the Trust. No advisory account of the adviser is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the adviser in that security on a given business day, with all transaction costs shared pro rata based on the Trust's participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the adviser's accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the adviser whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing and is approved in writing by the adviser's compliance officer as soon as practicable after the opening of the markets on the trading day following the day on which the order is executed. If an aggregated order is partially filled and allocated on a basis different from that specified in the allocation order, no account that is benefited by such different allocation may intentionally and knowingly effect any purchase or sale for a reasonable period following the execution of the aggregated order that would result in it receiving or selling more shares than the amount of shares it would have received or sold had the aggregated order been completely filled. The Trustees review these procedures at least annually, or more frequently if deemed appropriate.

   In certain instances there may be securities that are suitable for a Fund's portfolio as well as for that of another Fund or one or more of the other clients of the subadviser. Investment decisions for a Fund and for the subadviser's other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security in a particular transaction as far as a Fund is concerned. The Trust believes that over time its ability to participate in volume transactions will produce better executions for the Funds. When appropriate, orders for the account of the Funds are combined with orders for other investment companies or other clients advised by the subadviser, including accounts (such as investment limited partnerships) in which the investment adviser or affiliated or associated persons of the subadviser are investors or have a financial interest, in order to obtain a more favorable commission rate. When the same security is purchased for a Fund and one or more other funds or other clients on the same day, each party pays the average price and commissions paid are allocated in direct proportion to the number of shares purchased.

   The Trust has implemented, and the Board of Trustees has approved, policies and procedures reasonably designed to prevent (i) the adviser's and/or subadviser's personnel responsible for the selection of broker-dealers to effect fund portfolio securities transactions from taking into account, in making those decisions, broker-dealer's promotion or sales efforts, and (ii) the Trust, its adviser and distributor from entering into any agreement or other understanding under which the Funds' direct brokerage transactions or revenue generated by those transactions to a broker-dealer to pay for distribution of fund shares. These policies and procedures are designed to prevent the Trust from entering into informal arrangements to direct portfolio securities transactions to a particular broker.

   For the fiscal years ended September 30, 2004, 2005 and 2006, brokerage commissions paid by the Trust on portfolio transactions totaled $855,154, $235,961 and $145,084, respectively. Brokerage commissions of $56,330 paid during the fiscal year ended September 30, 2006, were paid on portfolio transactions aggregating $42,483,362 executed by brokers who provided research and other statistical information.

                           DISCLOSURE OF FUND HOLDINGS

   The Trustees of the Trust have adopted policies with respect to the disclosure of the Funds' portfolio holdings by the Funds, Phoenix (generally, the Funds' investment adviser), or their affiliates. These policies provide that the Funds' portfolio holdings information generally may not be disclosed to any party prior to the information becoming public. Certain limited exceptions are described below. Additionally, the Funds' policies prohibit Phoenix and the Funds' other service providers from entering into any agreement to disclose Fund portfolio holdings in exchange for any form of compensation or consideration. These policies apply to disclosures to all categories of persons, including individual investors, institutional investors, intermediaries who sell shares of the Fund, third parties providing services to the Funds (accounting agent, print vendors, etc.), rating and ranking organizations (Lipper, Morningstar, etc.) and affiliated persons of the Funds.

   The Board of Trustees has delegated to the Holdings Disclosure Committee (the "HDC") the authority to make decisions regarding requests for information on portfolio holdings prior to public disclosure. The HDC will authorize the disclosure of portfolio holdings only if it determines such disclosure to be in the best interests of Fund shareholders. The HDC is composed of the Funds' Compliance Officer, and officers of the Funds' advisers and principal underwriter representing the areas of portfolio management, fund administration, institutional marketing, retail marketing, and distribution.

   The Funds' Compliance Officer is responsible for monitoring the use of portfolio holdings information, for the Funds' compliance with these policies and for providing regular reports (at least quarterly) to the Board of Trustees regarding their compliance, including information with respect to any potential conflicts of interest between the interests of Fund shareholders and those of Phoenix and its affiliates identified during the reporting period and how such conflicts were resolved.

PUBLIC DISCLOSURES

   In accordance with rules established by the SEC, each Fund sends semiannual and annual reports to shareholders that contain a full listing of portfolio holdings as of the second and fourth fiscal quarters, respectively, within 60 days of quarter end. The Funds also disclose complete portfolio holdings as of the end of the first and third fiscal quarters on Form N-Q, which is filed with the SEC within 60 days of quarter end. The Funds' shareholder reports are available on Phoenix's Web sites at www.PhoenixFunds.com or www.PhoenixInvestments.com. Additionally, each Fund provides its top 10 holdings and summary composition data derived from portfolio holdings information on Phoenix's Web sites. This information is posted to the Web sites at the end of each month with respect to the top 10 holdings, and at the end of each quarter with respect to summary composition information, generally within 10 business days. With respect to the Phoenix Real Estate Securities Fund, the top ten holdings and summary composition information are reported on a one-month lag. This information will be available on the Web sites until full portfolio holdings information becomes publicly available as described above. The Funds also provide publicly-available portfolio holdings information directly to ratings agencies, the frequency and timing of which is determined under the terms of the contractual arrangements with such agencies.


OTHER DISCLOSURES
   The HDC may authorize the disclosure of non-public portfolio holdings information under certain limited circumstances. The Funds' policies provide that non-public disclosures of a Fund's portfolio holdings may only be made if
(i) the Fund has a legitimate business purpose for making such disclosure, and
(ii) the party receiving the non-public information enters into a confidentiality agreement, which includes a duty not to trade on the non-public information. The HDC will consider any actual or potential conflicts of interest between Phoenix and its mutual fund shareholders and will act in the best interest of the Funds' shareholders with respect to any such disclosure of portfolio holdings information. If a potential conflict can be resolved in a manner that does not present detrimental effects to Fund shareholders, the HDC may authorize release of portfolio holdings information. Conversely, if the potential conflict cannot be resolved in a manner that does not present detrimental effects to Fund shareholders, the HDC will not authorize such release.

ONGOING ARRANGEMENTS TO DISCLOSE PORTFOLIO HOLDINGS
   As previously authorized by the Funds' Board of Trustees and/or the Funds' executive officers, the Funds periodically disclose non-public portfolio holdings on a confidential basis to various service providers that require such information in order to assist the Funds in their day-to-day operations, as well as public information to certain ratings organizations. In addition to Phoenix and its affiliates, these entities are described in the following table. The table also includes information as to the timing of these entities receiving the portfolio holdings information from the Funds.

NON-PUBLIC PORTFOLIO HOLDINGS INFORMATION
-----------------------------------------------------------------------------------------------------------------------------
                                                                                               TIMING OF RELEASE OF
          TYPE OF SERVICE PROVIDER                  NAME OF SERVICE PROVIDER             PORTFOLIO HOLDINGS INFORMATION
------------------------------------------- --------------------------------------- -----------------------------------------
Adviser                                     Phoenix Investment Counsel, Inc.        Daily
------------------------------------------- --------------------------------------- -----------------------------------------

------------------------------------------- --------------------------------------- -----------------------------------------
Subadviser (Global Utilities Fund and       Duff & Phelps Investment Management     Daily
Real Estate Securities Fund)                Co.
------------------------------------------- --------------------------------------- -----------------------------------------
Subadviser (Market Neutral Fund)            Euclid Advisors LLC                     Daily
------------------------------------------- --------------------------------------- -----------------------------------------
Subadviser (CA Tax-Exempt Bond Fund, Core   Goodwin Capital Advisors, Inc.          Daily
Bond Fund, High Yield Fund, Money Market
Fund, Multi-Sector Fixed Income Fund,
Multi-Sector Short Term Bond Fund)
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                                                                               TIMING OF RELEASE OF
          TYPE OF SERVICE PROVIDER                  NAME OF SERVICE PROVIDER             PORTFOLIO HOLDINGS INFORMATION
------------------------------------------- --------------------------------------- -----------------------------------------
Subadviser (Emerging Markets Bond Fund)     Halbis Capital Management (USA) Inc.    Daily
------------------------------------------- --------------------------------------- -----------------------------------------

------------------------------------------- --------------------------------------- -----------------------------------------

Subadviser (Bond, High Yield and Earnings   SCM Advisors LLC                        Daily
Driven Growth Funds)

------------------------------------------- --------------------------------------- -----------------------------------------
Subadviser (Growth Opportunities Fund)      Turner Investment Partners, Inc.        Daily
------------------------------------------- --------------------------------------- -----------------------------------------

------------------------------------------- --------------------------------------- -----------------------------------------
Distributor                                 Phoenix Equity Planning Corporation     Daily
------------------------------------------- --------------------------------------- -----------------------------------------
Custodian                                   State Street Bank and Trust Company     Daily
------------------------------------------- --------------------------------------- -----------------------------------------
Custodian (Growth Opportunities Fund only)  PFPC Trust Company                      Daily
------------------------------------------- --------------------------------------- -----------------------------------------
Sub-Financial Agent                         PFPC Inc.                               Daily
------------------------------------------- --------------------------------------- -----------------------------------------
Independent Registered Public Accounting    PricewaterhouseCoopers LLP              Annual Reporting Period: within 15
Firm                                                                                business days of end of reporting period
                                                                                    Semiannual Reporting Period: within 31
                                                                                    business days of end of reporting period
------------------------------------------- --------------------------------------- -----------------------------------------
Typesetting Firm for Financial Reports      GCom Solutions                          Monthly on first business day following
and Forms N-Q                                                                       month end
------------------------------------------- --------------------------------------- -----------------------------------------
Printer for Financial Reports               V.G. Reed & Sons                        Annual and Semiannual Reporting Period:
                                                                                    within 45 days after end of reporting
                                                                                    period
------------------------------------------- --------------------------------------- -----------------------------------------
Proxy Voting Service                        Institutional Shareholder Services      Twice weekly on an ongoing basis
------------------------------------------- --------------------------------------- -----------------------------------------
Intermediary Selling Shares of the Fund     Merrill Lynch                           Quarterly within 10 days of quarter end
------------------------------------------- --------------------------------------- -----------------------------------------
Third-Party Class B Share Financer          SG Constellation LLC                    Weekly based on prior week end
-----------------------------------------------------------------------------------------------------------------------------
PUBLIC PORTFOLIO HOLDINGS INFORMATION
-----------------------------------------------------------------------------------------------------------------------------
                                                                                              TIMING OF RELEASE OF
TYPE OF SERVICE PROVIDER                    NAME OF SERVICE PROVIDER                     PORTFOLIO HOLDINGS INFORMATION
------------------------------------------- --------------------------------------- -----------------------------------------
Portfolio Redistribution Firms              Bloomberg, Standard & Poor's and        Quarterly, 60 days after fiscal
                                            Thompson Financial Services             quarter end
------------------------------------------- --------------------------------------- -----------------------------------------
Rating Agencies                             Lipper Inc. and Morningstar             Quarterly, 60 days after quarter end
-----------------------------------------------------------------------------------------------------------------------------

   These service providers are required to keep all non-public information confidential and are prohibited from trading based on the information or otherwise using the information except as necessary in providing services to the Funds.

   There is no guarantee that the Funds' policies on use and dissemination of holdings information will protect the Funds from the potential misuse of holdings by individuals or firms in possession of such information.

                     SERVICES OF THE ADVISER AND SUBADVISERS

THE ADVISER

   The investment adviser to each of the Funds is Phoenix Investment Counsel, Inc. ("PIC" or "Adviser"), which is located at 56 Prospect Street, Hartford, Connecticut 06115-0480. PIC was originally organized in 1932 as John P. Chase, Inc. PIC acts as the investment adviser for over 60 mutual funds and as adviser to institutional clients. As of March 31, 2007, PIC had approximately $___ billion in assets under management.


   All of the outstanding stock of PIC is owned by PEPCO, which acts as Distributor and Administrator for the Trust and is a subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). PXP is the investment management subsidiary of The Phoenix Companies, Inc. ("PNX") of Hartford, Connecticut who is the sole shareholder of PXP. PNX is a leading provider of wealth management products and services to individuals and businesses. The principal offices of PNX and PEPCO are located at One American Row, Hartford, Connecticut 06102.


   PXP has served investors for over 70 years. As of March 31, 2007, PXP had approximately $___ billion in assets under management. PXP's money management is provided by affiliated investment advisers, as well as through subadvisory arrangements with outside managers, each specializing in particular investment styles and asset classes.

   The Adviser provides certain services and facilities required to carry on the day-to-day operations of each of the Funds (for which it receives a management fee) other than the costs of printing and mailing proxy materials, reports and notices to shareholders; outside legal and auditing services; regulatory filing fees and expenses of printing the Trust's registration statements (but the Distributor purchases such copies of the Trust's prospectuses and reports and communications to shareholders as it may require for sales purposes); insurance expense; association membership dues; brokerage fees; and taxes.

   Each Fund will pay expenses incurred in its own operation and will also pay a portion of the Trust's general administration expenses allocated on the basis of the asset values of the respective Funds.

   As compensation for its services to the Bond and Earnings Driven Growth Funds, the Adviser receives a fee, which is accrued daily against the value of each Fund's net assets and paid monthly at the following rates:

             Bond Fund                                0.50%
             Earnings Driven Growth Fund              0.80%
             Market Neutral Fund                      1.50%

                                                                        $1 BILLION
                                          FIRST $1 BILLION           THROUGH 2 BILLION             $2+ BILLION
                                          ----------------           -----------------             -----------

CA Tax-Exempt Bond Fund                         0.45%                      0.40%                      0.35%
Core Bond Fund                                  0.45%                      0.40%                      0.35%
Emerging Markets Bond Fund                      0.75%                      0.70%                      0.65%
Global Utilities Fund                           0.65%                      0.60%                      0.55%
Growth Opportunities Fund                       0.75%                      0.70%                      0.65%

High Yield Fund                                 0.65%                      0.60%                      0.55%
Money Market Fund                               0.40%                      0.35%                      0.30%
Multi-Sector Fixed Income Fund                  0.55%                      0.50%                      0.45%
Multi-Sector Short Term Bond Fund               0.55%                      0.50%                      0.45%
Real Estate Securities Fund                     0.75%                      0.70%                      0.65%

   The Adviser has contractually (or voluntarily, where indicated) agreed to limit the Funds' total operating expenses (excluding interest, taxes and extraordinary expenses) through the dates indicated so that expenses do not exceed, on an annualized basis, the amounts indicated in the following table. The adviser will not seek to recapture any operating expenses reimbursed under this arrangement unless authorized to do so by the Board of Trustees.

                                        CLASS A     CLASS B     CLASS C    CLASS I      THROUGH DATE
                                        -------     -------     -------    -------      ------------
Bond Fund                               1.15%       1.90%       1.90%      0.90%        January 31, 2008
Ca Tax-Exempt Bond Fund                 0.85%       1.60%       1.60%      0.60%        September 30, 2007
Core Bond Fund                          1.00%       1.75%       1.75%      N/a          February 28, 2008
Earnings Driven Growth Fund             1.45%       2.20%       2.20%      1.20%        January 31, 2008
Growth Opportunities Fund               1.25%       N/a         2.00%      N/a          May 31, 2008
Market Neutral Fund*                    1.77%       2.52%       2.52%      N/a          May discontinue at any time.

   * Voluntary expense limit. Also excludes dividends on short sales.

   With respect to the Market Neutral Fund, the Adviser has contractually agreed to waive 0.15% of its management fee through February 28, 2008.

   For services to the Trust during the fiscal years ended September, 2004, 2005 and 2006, the Adviser received fees of $1,410,474, $989,641 and $847,287, respectively, under the investment advisory agreements in effect. Of these totals, the Adviser received fees from each Fund as follows:

                                       2004              2005           2006
                                       ----              ----           ----
Bond Fund                            $382,004         $376,469        $385,870
Earnings Driven Growth Fund         1,028,470          613,172         389,570
Growth Opportunities Fund                 N/A              N/A          71,847*
   *Includes amounts paid to the fund's former adviser prior to the reorganization into Growth Opportunities Fund on June 9, 2006.

   Each of the other funds have been in existence only since the date of this SAI; therefore no fees were paid to the Adviser by the Trust for the fiscal years indicated.

THE SUBADVISERS


DUFF & PHELPS INVESTMENT MANAGEMENT CO. ("DUFF & PHELPS")
   Duff & Phelps, an affiliate of PIC, is the subadviser to the Global Utilities Fund and the Real Estate Fund and is located at 55 East Monroe Street, Suite 3600, Chicago, Illinois 60603. Duff & Phelps acts as subadviser to three mutual funds and as adviser to three closed-end mutual funds and to institutional clients. As of March 31, 2007, Duff & Phelps had approximately $___ billion in assets under management on a discretionary basis.

   The Subadvisory Agreement provides that the adviser, PIC, will delegate to Duff & Phelps the performance of certain of its investment management services with respect to the each of the funds. Duff & Phelps will furnish at its own expense the office facilities and personnel necessary to perform such services.

   For its services as subadviser to the Global Utilities Fund, PIC pays Duff & Phelps compensation, payable monthly, at the following annual rates:

                                  FIRST $1 BILLION         $1+ BILLION THROUGH $2 BILLION         $2+ BILLION
                                  ----------------         ------------------------------         -----------
Subadvisory Fee                         0.325%                          0.30%                        0.275%

   For its services as subadviser to the Real Estate Securities Fund, PIC pays Duff & Phelps compensation, payable monthly at a rate of 50% of the gross investment management fee.

EUCLID ADVISORS LLC ("EUCLID")
   Euclid, an affiliate of PIC, is the subadviser to the Market Neutral Fund and is located at 900 Third Avenue, New York, NY 10022. Euclid is a wholly-owned subsidiary of Phoenix/Zweig Advisers, LLC, which is a wholly owned subsidiary of Phoenix Investment Partners, Ltd. ("PXP"). Euclid serves as subadviser to two mutual funds and may act as investment adviser for other accounts. As of March 31, 2007, Euclid had approximately $____ million in assets under management.

   The Subadvisory Agreement provides that the adviser, PIC, will delegate to Euclid the performance of certain of its investment management services with respect to the Fund. Euclid will furnish at its own expense the office facilities and personnel necessary to perform such services.

   For its services as subadviser, PIC pays Euclid a fee at the rate of 50% of the gross investment management fee.

GOODWIN CAPITAL ADVISERS, INC. ("GOODWIN")
    Goodwin, an affiliate of PIC, is the subadviser to the CA Tax-Exempt Bond Fund, Core Bond Fund, High Yield Fund, Money Market Fund, Multi-Sector Fixed Income Fund and Multi-Sector Short Term Bond Fund and is located at 56 Prospect Street, Hartford, Connecticut 06115. Goodwin acts as subadviser for nine mutual funds and manages fixed income assets for individuals and institutions. As of March 31, 2007, Goodwin had approximately $___ billion in assets under management.

   The Subadvisory Agreement provides that the adviser, PIC, will delegate to Goodwin the performance of certain of its investment management services with respect to each of the Funds. Goodwin will furnish at its own expense the office facilities and personnel necessary to perform such services.

   For its services as subadviser, PIC pays Goodwin a fee of 50% of the gross investment management fee paid by each Fund.

HALBIS CAPITAL MANAGEMENT (USA) INC.
   Halbis is the subadviser to the Emerging Markets Fund and is located at 452 Fifth Avenue, New York, New York 10018. HSBC is a wholly owned subsidiary of Halbis Partners (UK) Limited, which is wholly owned by HSBC Group Investment Businesses Limited. HSBC Group Investment Businesses Limited is wholly owned by HSBC Investment Bank Holdings PLC, which is wholly owned by HSBC Holdings PLC. As of March 31, 2007 HSBC had approximately $___ billion in assets under management.

   The Subadvisory Agreement provides that the adviser, PIC, will delegate to Halbis the performance of certain of its investment management services with respect to the Emerging Markets Fund. Halbis will furnish at its own expense the office facilities and personnel necessary to perform such services.

   For its services as subadviser, PIC pays Halbis compensation, payable monthly at the following annual rates:

                                                       $1+ BILLION THROUGH
                               FIRST $1BILLION              $2 BILLION              $2+ BILLION
                               ---------------              ----------              -----------
 Subadvisory Fee                   0.375%                     0.350%                  0.325%



SCM ADVISORS LLC (FORMERLY, SENECA CAPITAL MANAGEMENT LLC) ("SCM ADVISORS")

   SCM Advisors, an affiliate of PIC, is the subadviser to the Bond, Earnings Driven Growth and High Yield Funds and is located at 909 Montgomery Street, San Francisco, California 94133. SCM Advisors acts as subadviser to six mutual funds and as investment adviser to institutions and individuals. As of March 31, 2007, SCM Advisors had approximately $___ billion in assets under management.

   The Subadvisory Agreement provides that the adviser, PIC, will delegate to SCM Advisors the performance of certain of its investment management services under the Investment Advisory Agreement with the Bond Fund and the Earnings Driven Growth Fund. SCM Advisors will furnish at is own expense the office facilities and personnel necessary to perform such services.

   For its services as subadviser, PIC pays SCM Advisors compensation that is accrued daily against the value of each Fund's net assets, payable monthly, at the following annual rates:

               Bond Fund                               0.25%
               Earnings Driven Growth Fund             0.40%

   For its services as Subadviser of the High Yield Fund, SCM Advisors is entitled to a fee at the rate of 50% of the gross management fee.

TURNER INVESTMENT PARTNERS, INC. ("TURNER")
   Turner is the subadviser to the Growth Opportunities Fund and is located at 1205 Westlakes Drive, Suite 100, Berwyn, Pennsylvania 19312. Turner is a professional investment management firm founded in March 1990. Turner has provided investment advisory services to investment companies since 1992. As of March 31, 2007, Turner had approximately $___ billion in assets under management.

   The Subadvisory Agreement provides that the adviser, PIC, will delegate to Turner the performance of certain of its investment management services under the Investment Advisory Agreement with the Growth Opportunities Fund. Turner will furnish at is own expense the office facilities and personnel necessary to perform such services.

   For its services as subadviser, PIC pays Turner compensation that are accrued daily against the value of the Fund's net assets, payable monthly, at the following annual rates:

                                                                $1+ BILLION
                                  FIRST $1 BILLION          THROUGH $2 BILLION          $2+ BILLION
                                  ----------------          ------------------          -----------
Growth Opportunities Fund              0.375%                      0.35%                  0.325%


   Total subadvisory fees paid by PIC to the respective Subadvisers for managing the Funds for the fiscal years ended September 30, 2004, 2005 and 2006 were:

                                          2004          2005         2006
                                          ----          ----         ----

Bond Fund                              $191,002      $188,235     $192,296
Earnings Driven Growth Fund             514,235       306,586      194,785
Growth Opportunities Fund                   N/A           N/A        8,355

   Each of the other funds has been in existence only since the date of this SAI; therefore no fees were paid to the Subadvisers for the Trust's fiscal years indicated.

INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS
   Under the Investment Advisory Agreement, PIC is not liable to the Trust or any shareholder for any error of judgment or mistake of law or any loss suffered by the Trust or any shareholder in connection with the Investment Advisory Agreement, except a loss resulting from PIC's willful misfeasance, bad faith, gross negligence or reckless disregard of duty. Under the Subadvisory Agreements, each of the subadvisers is not liable for actions taken in its best professional judgment, in good faith and believed by it to be authorized, provided such actions are not in breach of the Funds' investment objectives, policies and restrictions or the result of willful misfeasance, bad faith, gross negligence or breach of duty or obligations.

   The Investment Advisory Agreement may be modified or amended only with the approval of the holders of a majority of the applicable Fund's outstanding shares and by a vote of the majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) (the "Independent Trustees"). The Subadvisory Agreements may be amended at any time by written agreement among the Subadviser, the Adviser and the Trust, except that any changes to the duties of and fees payable to the Subadviser will also be subject to the approval of the Trustees and a majority of the applicable Fund's outstanding shares. Unless terminated, the Investment Advisory Agreement and the Subadvisory Agreements continue in full force and effect as long as each is approved annually by a majority vote of the Trustees or by a vote of the holders of a majority of the outstanding shares of the applicable Fund, but in either event it also must be approved by a vote of a majority of the Independent Trustees, cast in person at a meeting called for the purpose of voting on such approval. The Investment Advisory Agreement may be terminated without penalty by any party upon 60 days written notice and automatically terminates in the event of its assignment. The Subadvisory Agreement may be terminated without penalty by any party upon 30 days written notice and automatically terminates in the event of its assignment. In the event of termination of the Investment Advisory Agreement, or at the request of PIC, the Trust and the Funds will eliminate all reference to "Phoenix" from their names. Upon such request, PIC has agreed to submit the question of continuing the Investment Advisory Agreement to a vote of the shareholders of the Trust.

   [In the management of the Trust and their other accounts, the Subadviser allocates investment opportunities to all accounts for which they are, in the Subadviser's judgment, appropriate, subject to the availability of cash in any particular account and the final decision of the individual or individuals in charge of such accounts. Where market supply is inadequate for a distribution to all such accounts, securities are generally allocated in proportion to net assets. In some cases this procedure may have an adverse effect on the price or volume of the security as far as the Funds are concerned. (See also "Portfolio Transactions and Brokerage.")]

   Each Fund's Investment Advisory and Subadvisory Agreements provide that the Adviser and Subadviser may render similar services to others so long as the services provided thereunder are not impaired thereby.

   The Trust, its Adviser, Subadvisers and Distributor have each adopted a Code of Ethics pursuant to Rule 17-j1 under the 1940 Act. Personnel subject to the Codes of Ethics may purchase and sell securities for their personal accounts, including securities that may be purchased, sold or held by the Funds, subject to certain restrictions and conditions. Generally, personal securities transactions are subject to preclearance procedures, reporting requirements and holding period rules. The Codes also restrict personal securities transactions in private placements, initial public offerings and securities in which the Funds have a pending order. The Trust has also adopted a Senior Management Code of Ethics as required by Section 406 of the Sarbanes-Oxley Act of 2002.

BOARD OF TRUSTEES' CONSIDERATION OF INVESTMENT ADVISORY AGREEMENT AND SUBADVISORY AGREEMENT

BOND FUND AND EARNINGS DRIVEN GROWTH FUND
   A discussion regarding the basis for the Board of Trustees approving the investment advisory and subadvisory agreements is available in the Funds' 2005 semiannual report, covering the period October 1, 2005 through March 31, 2006.

GROWTH OPPORTUNITIES FUND
   A discussion regarding the basis for the Board of Trustees approving the investment advisory and subadvisory agreements is available in the Funds' 2006 annual report, covering the period October 1, 2005 through September 30, 2006.

ALL OTHER FUNDS
   A discussion regarding the basis for the Board of Trustees approving the investment advisory and subadvisory agreements is expected to be available in the Funds' 2007 annual report, covering the period October 1, 2006 through September 30, 2007.

DESCRIPTION OF PROXY VOTING POLICY
   The Trust has adopted on behalf of the Funds a Statement of Policy with Respect to Proxy Voting (the "Policy") stating the Trust's intention to exercise stock ownership rights with respect to portfolio securities in a manner that is reasonably anticipated to further the best economic interests of shareholders of the Funds. The Funds have committed to analyze and vote all proxies that are likely to have financial implications, and where appropriate, to participate in corporate governance, shareholder proposals, management communications and legal proceedings. The Funds must also identify potential or actual conflicts of interest in voting proxies and must address any such conflict of interest in accordance with the Policy.

   The Policy stipulates that the Funds' Adviser will vote proxies or delegate such responsibility to a Subadviser. The Adviser or Subadvisers will vote proxies in accordance with this Policy, or its own policies and procedures, which in no event will conflict with the Trust's Policy. Any Adviser or Subadviser may engage a qualified, independent organization to vote proxies on its behalf (a "delegate"). Matters that may affect substantially the rights and privileges of the holders of securities to be voted will be analyzed and voted on a case-by-case basis taking into consideration such relevant factors as enumerated in the Policy. The views of management of a portfolio company will be considered.

   The Policy specifies certain factors that will be considered when analyzing and voting proxies on certain issues, including, but not limited to:

 o Corporate Governance Matters--tax and economic benefits of changes in the state of incorporation; dilution or improved accountability associated with anti-takeover provisions such as staggered boards, poison pills and supermajority provisions.

 o Changes to Capital Structure--dilution or improved accountability associated with such changes.

 o Stock Option and Other Management Compensation Issues--executive pay and spending on perquisites, particularly in conjunction with sub-par performance and employee layoffs.

 o Social and Corporate Responsibility Issues--the Adviser or Subadvisers will generally vote against shareholder social and environmental issue proposals.

   The Funds and their delegates seek to avoid actual or perceived conflicts of interest of Fund shareholders, on the one hand, and those of the Adviser, Subadvisers, delegate, principal underwriter, or any affiliated person of the Funds, on the other hand. Depending on the type and materiality, any conflicts of interest will be handled by (i) relying on the recommendations of an established, independent third party proxy voting vendor; (ii) voting pursuant to the recommendation of the delegate; (iii) abstaining; or (iv) where two or more delegates provide conflicting requests, voting shares in proportion to the assets under management of each delegate. The Policy requires each Adviser, Subadviser or delegate to notify the President of the Trust of any actual or potential conflict of interest. No Adviser, Subadviser or delegate may waive any conflict of interest or vote any conflicted proxies without the prior written approval of the Board of Trustees or the President of the Trust.

   The Policy further imposes certain record keeping and reporting requirements on each Adviser, Subadviser or delegate. Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ending June 30, is available free of charge by calling, toll-free, (800) 243-1574, or on the SEC's Internet site at http://www.sec.gov.
                                           ------------------

                               PORTFOLIO MANAGERS


COMPENSATION OF PORTFOLIO MANAGERS OF DUFF & PHELPS (SUBADVISER TO GLOBAL UTILITIES FUND AND REAL ESTATE FUND)
   Phoenix Investment Partners, Ltd. and its affiliated investment management firms (collectively, "PXP), believe that the firm's compensation program is adequate and competitive to attract and retain high-caliber investment professionals. Investment professionals at PXP receive a competitive base salary, an incentive bonus opportunity and a benefits package.

   The bonus package for portfolio managers is based upon how well the individual manager meets or exceeds assigned goals and a subjective assessment of contribution to the team effort. Their incentive bonus also reflects a performance component for achieving and/or exceeding performance competitive with peers managing similar strategies. Such component is further adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risks. This ensures that investment personnel will remain focused on managing and acquiring securities that correspond to a fund's mandate and risk profile. It also avoids the temptation for portfolio managers to take on more risk and unnecessary exposure to chase performance for personal gain.

   Base Salary. Each portfolio manager is paid a base salary, which is determined by PXP and is designed to be competitive in light of the individual's experience and responsibilities. PXP management uses compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

   Incentive Bonus. Generally, the current incentive bonus package for the fund's portfolio managers is based upon how well the individual manager meets or exceeds assigned goals and a subjective assessment of the contribution to the team effort. The incentive bonus compensation of the Fund's portfolio managers is currently comprised of two main components 70% of the incentive bonus is based on the Fund's performance in achieving and/or exceeding its benchmark, the FTSE NAREIT Equity REIT Index, over one year, three years and five years. Portfolio managers who manage more than one product may have other components in their formulaic calculation that are appropriate to the other products. The remaining 30% of the incentive bonus is based on measures of The Phoenix Companies, Inc. ("PNX"), the ultimate parent of PXP and the Subadviser.

   Prior to 2006, the incentive bonus compensation has been paid 100% in cash. However, PNX has determined that 15% of the incentive bonus compensation for 2006 (payable in 2007) will be paid in PNX restricted stock units which will vest over a three-year period commencing on the award date.

   The portfolio managers' incentive bonus compensation is not based on the value of assets held in the Fund's portfolio, except to the extent that the level of assets in the Fund's portfolio affects the subadvisory fee received by the Subadviser, and thus indirectly the profitability of PNX.

   Finally, the Fund's portfolio managers are eligible to participate in a deferred compensation plan to defer their compensation and realize tax benefits. Portfolio managers are also eligible to participate in broad-based plans offered generally to the firm's employees, including, 401(k), health and other employee benefit plans. Portfolio managers may also receive PNX stock options and/or be granted PNX restricted stock at the discretion of the PNX board of directors. To date no portfolio manager of the Fund has received awards under the PNX restricted stock units long-term incentive plan, grants of restricted stock, or any at or in-the-money PNX stock options.

COMPENSATION OF PORTFOLIO MANAGERS OF EUCLID (SUBADVISER TO THE MARKET NEUTRAL
FUND)
   Phoenix Investment Partners, Ltd. and its affiliated investment management firms (collectively, "PXP"), believe that the firm's compensation program is adequate and competitive to attract and retain high-caliber investment professionals. Investment professionals at PXP receive a competitive base salary, an incentive bonus opportunity and a benefits package. Managing Directors and portfolio investment professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance. Highly compensated individuals can also take advantage of a long-term Incentive Compensation program to defer their compensation and potentially reduce their taxes.

   The bonus package for portfolio managers is based upon how well the individual manager meets or exceeds assigned goals and a subjective assessment of contribution to the team effort. Their incentive bonus also reflects a performance component for achieving and/or exceeding performance competitive with peers managing similar strategies. Such component is further adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risks. This ensures that investment personnel will remain focused on managing and acquiring securities that correspond to a fund's mandate and risk profile. It also avoids the temptation for portfolio managers to take on more risk and unnecessary exposure to chase performance for personal gain.

   Finally, portfolio managers and investment professionals may also receive PNX stock options and/or be granted PNX restricted stock at the direction of the parent's Board of Directors.

   Following is a more detailed description of the compensation structure of the funds' portfolio managers identified in the funds' prospectus.

   Base Salary. Each portfolio manager is paid a fixed base salary, which is determined by PXP and is designed to be competitive in light of the individual's experience and responsibilities. PXP management uses compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

   Incentive Bonus. Generally, the current Performance Incentive Plan for portfolio managers at PXP is made up of three components:

(1) Seventy percent of the target incentive is based on achieving investment area investment goals and individual performance. The Investment Incentive pool will be established based on actual pre-tax investment performance compared with specific peer group or index measures established at the beginning of each calendar year. Performance of the funds managed is measured over one, three and five-year periods against specified benchmarks and/or peer groups (as indicated in the table below) for each fund managed. Performance of the PNX general account and growth of revenue, if applicable to a particular portfolio manager, is measured on a one-year basis. Generally, individual manager's participation is based on the performance of each fund/account managed as weighted roughly by total assets in each of those funds/accounts.

        ------------------------------------------------------------------
                    FUND                 BENCHMARK(S) AND/OR PEER GROUPS
        ------------------------------ -----------------------------------
         Phoenix Market Neutral Fund      Citigroup 90-Day T-Bill Index
        ------------------------------------------------------------------

(2) Fifteen percent of the target incentive is based on the profitability of the investment management division with which the portfolio manager is associated. This component of the plan is paid in restricted stock units of The Phoenix Companies, Inc., which vest over three years.

(3) Fifteen percent of the target incentive is based on the manager's investment area's competencies and on individual performance. This pool is funded based on The Phoenix Companies, Inc.'s return on equity.

   The Performance Incentive Plan applicable to some portfolio managers may vary from the description above. For instance, plans applicable to certain portfolio managers (i) may specify different percentages of target incentive that is based on investment goals and individual performance and on The Phoenix Companies, Inc. return on equity, (ii) may not contain the component that is based on the profitability of the management division with which the portfolio manager is associated, or (iii) may contain a guarantee payout percentage of certain portions of the Performance Incentive Plan.

   Long-Term Incentive Bonus. Certain portfolio managers are eligible for a long-term incentive plan that is paid in restricted stock units of The Phoenix Companies, Inc. which vest over three years. Awards under this plan are contingent upon PNX achieving its cash return on equity objective, generally over a three-year period. Target award opportunities for eligible participants are determined by PNX's Compensation Committee.

   Other Benefits. Portfolio managers are also eligible to participate in broad-based plans offered generally to the firm's employees, including broad-based retirement, 401(k), health and other employee benefit plans.

COMPENSATION OF PORTFOLIO MANAGER OF GOODWIN (SUBADVISER TO CA TAX-EXEMPT BOND FUND, CORE BOND FUND, MONEY MARKET FUND, MULTI-SECTOR FIXED INCOME FUND AND MULTI-SECTOR SHORT TERM BOND FUND)
   Phoenix Investment Partners, Ltd. and its affiliated investment management firms (collectively, "PXP), believe that the firm's compensation program is adequate and competitive to attract and retain high-caliber investment professionals. Investment professionals at PXP receive a competitive base salary, an incentive bonus opportunity and a benefits package. Managing Directors and portfolio investment professionals who supervise and manage others also participate in a management incentive program reflecting their personal contribution and team performance. Highly compensated individuals can also take advantage of a long-term Incentive Compensation program to defer their compensation and potentially reduce their taxes.

   The bonus package for portfolio managers is based upon how well the individual manager meets or exceeds assigned goals and a subjective assessment of contribution to the team effort. Their incentive bonus also reflects a performance component for achieving and/or exceeding performance competitive with peers managing similar strategies. Such component is further adjusted to reward investment personnel for managing within the stated framework and for not taking unnecessary risks. This ensures that investment personnel will remain focused on managing and acquiring securities that correspond to a fund's mandate and risk profile. It also avoids the temptation for portfolio managers to take on more risk and unnecessary exposure to chase performance for personal gain.

   Finally, portfolio managers and investment professionals may also receive PNX stock options and/or be granted PNX restricted stock at the direction of the parent's Board of Directors.

   Following is a more detailed description of the compensation structure of the funds' portfolio managers identified in the funds' prospectus.

   Base Salary. Each portfolio manager is paid a fixed base salary, which is determined by PXP and is designed to be competitive in light of the individual's experience and responsibilities. PXP management uses compensation survey results of investment industry compensation conducted by an independent third party in evaluating competitive market compensation for its investment management professionals.

   Incentive Bonus. Generally, the current Performance Incentive Plan for portfolio managers at PXP is made up of three components:

(4) Seventy percent of the target incentive is based on achieving investment area investment goals and individual performance. The Investment Incentive pool will be established based on actual pre-tax investment performance compared with specific peer group or index measures established at the beginning of each calendar year. Performance of the funds managed is measured over one, three and five-year periods against specified benchmarks and/or peer groups (as indicated in the table below) for each fund managed. Performance of the PNX general account and growth of revenue, if applicable to a particular portfolio manager, is measured on a one-year basis. Generally, an individual manager's participation is based on the performance of each fund/account managed as weighted roughly by total assets in each of those funds/accounts.

                                                 BENCHMARK(S)
         FUND                                AND/OR PEER GROUPS
         ----                                ------------------

        CA Tax-Exempt Bond Fund      Lipper California Municipal Debt Universe

        Core Bond Fund               Lehman Aggregate Bond Index

        Fixed Income Fund            Lipper Multi-Sector Income Funds

        Short Term Bond Fund         Lipper Short Investment Grade Debt Funds


(5) Fifteen percent of the target incentive is based on the profitability of the investment management division with which the portfolio manager is associated. This component of the plan is paid in restricted stock units of The Phoenix Companies, Inc., which vest over three years.

(6) Fifteen percent of the target incentive is based on the manager's investment area's competencies and on individual performance. This pool is funded based on The Phoenix Companies, Inc.'s return on equity.

   The Performance Incentive Plan applicable to some portfolio managers may vary from the description above. For instance, plans applicable to certain portfolio managers (i) may specify different percentages of target incentive that is based on investment goals and individual performance and on The Phoenix Companies, Inc. return on equity, (ii) may not contain the component that is based on the profitability of the management division with which the portfolio manager is associated, or (iii) may contain a guarantee payout percentage of certain portions of the Performance Incentive Plan.

   Long-Term Incentive Bonus. Certain portfolio managers are eligible for a long-term incentive plan that is paid in restricted stock units of The Phoenix Companies, Inc. which vest over three years. Awards under this plan are contingent upon PNX achieving its cash return on equity objective, generally over a three-year period. Target award opportunities for eligible participants are determined by PNX's Compensation Committee.

   Other Benefits. Portfolio managers are also eligible to participate in broad-based plans offered generally to the firm's employees, including broad-based retirement, 401(k), health and other employee benefit plans.

COMPENSATION OF PORTFOLIO MANAGERS OF HALBIS (SUBADVISER TO THE EMERGING MARKETS
FUND)
   As employees of Halbis, the portfolio managers are compensated by the Halbis for their services. Their compensation has the following components (1) a base salary consisting of a fixed amount; (2) a discretionary bonus, which is paid partially in cash and partially in restricted shares of HSBC Holdings, Ltd.; and
(3) eligibility for participation in the 401(k) retirement plan and other employee benefits programs generally made available to the subadviser's employees.

   The restricted shares are currently awarded on a yearly basis under the HSBC Holdings Ltd. Restricted Share Plan 2000 and are denominated in ordinary shares. The shares earn dividend equivalents but do not have voting rights. Generally, the shares vest in full upon the 3rd anniversary of the date of grant as long as the awardee remains in the employ of the HSBC Group during the restricted period. The shares are taxed at vest and treated as ordinary income.

   Amounts paid to the portfolio managers as discretionary bonus and as deferred compensation are paid at the discretion of the relevant manager to whom the individual reports. Amounts paid as discretionary bonuses and as deferred compensation will vary based upon the relevant manager's assessment of the employee's performance, taking into account the relevant business unit's financial performance during the most recent fiscal year. Key factors affecting decisions concerning discretionary compensation under the deferred compensation plan are the subadviser's profitability, individual performance, teamwork and total compensation of the employee relative to the market for similarly qualified individuals.


COMPENSATION OF PORTFOLIO MANAGERS OF SCM ADVISORS (SUBADVISER TO THE BOND FUND, HIGH YIELD FUND AND EARNINGS DRIVEN GROWTH FUND)
   SCM Advisors LLC ("SCM Advisors") believes that the firm's compensation program is adequate and competitive to attract and retain high-caliber investment professionals. Investment professionals at SCM Advisors receive a competitive base salary, an incentive bonus opportunity and a benefits package.

   Following is a more detailed description of the compensation structure of SCM Advisors' portfolio managers.

   Base Salary. Each portfolio manager is paid a fixed base salary, which is determined by SCM Advisors and is designed to be competitive in light of the individual's experience and responsibilities.

   Incentive Bonus. Bonus payments are based on a number of factors including the profitability of SCM Advisors and the portfolio team member's long-term contributions to the firm. SCM Advisors' principles emphasize teamwork and a focus on client needs, and bonuses are structured to emphasize those principles. All full-time employees of SCM Advisors participate in the annual bonus program. Bonuses are not linked to the volume of assets managed or to measurements of relative or absolute investment returns. Bonus payments are generally determined based on considerations of SCM Advisors' working capital requirements and on estimated tax liabilities.


   The Compensation Committee has discretion over the measurement of the components.

   Other Benefits. Portfolio managers are also eligible to participate in broad-based plans offered generally to the firm's employees, including 401(k), health and other employee benefit plans.

COMPENSATION OF PORTFOLIO MANAGERS OF TURNER INVESTMENT PARTNERS, INC. (SUBADVISER TO THE GROWTH OPPORTUNITIES FUND)
   Turner's investment professionals receive a base salary commensurate with their level of experience. Turner's goal is to maintain competitive base salaries through review of industry standards, market conditions, and salary surveys. Bonus compensation, which is a multiple of base salary, is computed annually based on the one year performance of each individual's sector and portfolio management assignments relative to appropriate market benchmarks. In addition, each employee is eligible for equity ownership and equity owners share the firm's profits. Most of the members of the investment team and all portfolio managers are equity owners of Turner.

   The objective performance criteria noted above accounts for 90% of the bonus calculation. The remaining 10% is based upon subjective, "good will" factors including teamwork, interpersonal relations, the individuals contribution to the overall success of the firm, media and client relations, presentation skills, and professional development. Portfolio managers/analysts are reviewed on an annual basis. The Chief Investment Officer of Turner is responsible for setting base salaries, bonus targets, and making all subjective judgments related to an investment professionals compensation. The Chief Investment Officer is also responsible for identifying investment professionals that should be considered for equity ownership on an annual basis.


OTHER ACCOUNTS MANAGED BY PORTFOLIO MANAGERS AND POTENTIAL CONFLICTS OF INTEREST
   There may be certain inherent conflicts of interest that arise in connection with the portfolio managers' management of the Fund's investments and the investments of any other accounts they manage. Such conflicts could arise from the aggregation of orders for all accounts managed by a particular portfolio manager, the allocation of purchases across all such accounts, the allocation of IPOs and any soft dollar arrangements that the Adviser may have in place that could benefit the Fund and/or such other accounts. The Board of Trustees has adopted on behalf of the Fund policies and procedures designed to address any such conflicts of interest to ensure that all transactions are executed in the best interest of the Fund's shareholders. The Adviser is required to certify its compliance with these procedures to the Board of Trustees on a quarterly basis. There have been no material compliance issues with respect to any of these policies and procedures during the Fund's most recent fiscal year. Additionally, there are no material conflicts of interest between the investment strategy of the Fund and the investment strategy of other accounts managed by portfolio managers since portfolio managers generally manage funds and other accounts having similar investment strategies.

   The following table provides information as of September 30, 2006 regarding any other accounts managed by the portfolio managers and portfolio management team members for the Funds as named in the prospectus. As noted in the table, the portfolio managers managing the Fund may also manage or be members of management teams for other mutual funds within the Phoenix Fund complex or other similar accounts.

                                      NUMBER OF AND TOTAL     NUMBER OF AND TOTAL ASSETS OF     NUMBER OF AND TOTAL
                                     ASSETS OF REGISTERED      OF OTHER POOLED INVESTMENT         ASSETS OF OTHER
PORTFOLIO MANAGER                    INVESTMENT COMPANIES            VEHICLES (PIVS)                 ACCOUNTS
-----------------                    --------------------            ---------------                 --------
David L. Albrycht(1)                    8/$263 billion                      0                            0
Al Alaimo                              5/$491.0 million              1/$131.6 million            186/$5.8 billion
Cynthia A. Beaulieu(1)                  1/$70.5 million                     0                    10/$765.4 million
T. Brooks Beittel
Robert Bishop                          2/$276.0 million              1/$131.6 million            129/$1.5 billion
Andrew Chow                            2/$276.0 million              1/$131.6 million            135/$4.7 billion
Fran Gillin Cooley                      5/335.0 million                     0                    56/$147.0 million
Doug Couden                             5/335.0 million                     0                    56/$147.0 million
David Dickerson(1)                      3/1.14 billion                      0                            0
Geoffrey Dybas
Michael Gagliardi
Albert Gutierrez                       6/$540.0 million              1/$131.6 million            187/$5.8 billion
Timothy M. Heaney
Thomas N. Haag(1)                       3/$216 million               1/$131.6 million            114/$2.5 billion
Christopher J. Kelleher(1)              2/$177 million                      0                    10/$762.4 million
Deborah Jansen
Connie M. Luecke
Peter N. Marber
Carlton Neel                            3/$1.14 billion                     0                            0
Robb J. Parlanti                       8/$751.0 million             27/$863.0 million             48/$4.6 billion
Nathan I. Partain
Michael Schatt
Denise S. Simon
Randle L. Smith
Robert E. Turner(2)                    27/$5.1* billion              47/$1.2 billion              93/$8.4 billion
Mark Turner(3)                         13/$2.2** billion            31/$961.0 million             66/$6.7 billion

Note: Registered Investment Companies include all open and closed-end mutual funds. Pooled Investment Vehicles (PIVs) include, but are not limited to, securities of issuers exempt from registration under Section 3(c) of the Investment Company Act of 1940, such as private placements and hedge funds. Other accounts would include, but are not limited to, individual managed accounts, separate accounts, institutional accounts, pension funds, collateralized bond obligations, and collateralized debt obligations.

(1) As of October 31, 2006.

(2) Mr. Robert Turner is Portfolio Manager for two registered investment companies which have a performance based fee. The value of the funds as of September 30, 2006 was $797.0 million.

(3) Mr. Mark Turner is Portfolio Manager for one registered investment company which has a performance based fee. The value of that fund on September 30, 2006 was $759.0 million.

OWNERSHIP OF FUND SECURITIES BY PORTFOLIO MANAGERS
   The following chart sets forth the dollar range of equity securities beneficially owned by each portfolio manager in the Fund described in the Fund's prospectus that he or she manages as of September 30, 2006:

                                            DOLLAR RANGE OF EQUITY SECURITIES
   PORTFOLIO MANAGER                       BENEFICIALLY OWNED IN FUND MANAGED
   -----------------                       ----------------------------------
   David L. Albrycht(1)             Multi-Sector Fixed Income Fund: $10,001 - $50,000
                                  Multi-Sector Short Term Bond Fund: $100,001 - $500,000
   Al Alaimo                                           None

                                            DOLLAR RANGE OF EQUITY SECURITIES
   PORTFOLIO MANAGER                       BENEFICIALLY OWNED IN FUND MANAGED
   -----------------                       ----------------------------------
   Cynthia A. Beaulieu                                 None
   T. Brooks Beittel
   Robert Bishop                                       None
   Andrew Chow                                         None
   Fran Gillin Cooley                                  None
   Doug Couden                                         None
   David Dickerson                       Market Neutral Fund: $10,001 - $50,000
   Geoffrey Dybas
   Michael Gagliardi
   Albert Gutierrez                                    None
   Timothy M. Heaney                                   None
   Thomas N. Haag                                      None
   Christopher J. Kelleher                             None
   Deborah Jansen
   Connie M. Luecke
   Peter N. Marber
   Carlton Neel                            Market Neutral Fund: $1 - $10,000
   Robb J. Parlanti                 Growth Opportunities Fund: $100,001 - $500,000
   Nathan I. Partain
   Michael Schatt
   Denise S. Simon
   Randle L. Smith
   Mark Turner                                         None
   Robert E. Turner                     Growth Opportunities Fund: over $500,000

   (1) As of October 1, 2006.

                                 NET ASSET VALUE

   Under the 1940 Act, the Trustees are responsible for determining in good faith the fair value of securities of the Funds. The net asset value per share of each class of each Fund is determined once daily, Monday through Friday as of the close of trading on the NYSE (normally 4:00 P.M. New York City time) on each day the Trust is "open for business" (as defined in the Prospectus). A Fund need not determine its net asset value on any day during which its shares were not tendered for redemption and the Trust did not receive any order to purchase or sell shares of that Fund. In accordance with procedures approved by the Trustees, the net asset value per share of each class of each Fund is calculated by determining the value of the net assets attributable to each class of that Fund and dividing by the number of outstanding shares of that class. The NYSE is not open for trading on weekends or on the following observed national holidays:
New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.

   The public offering price per share of a class of a Fund is the net asset value per share of that class of that Fund next determined after receipt of an order. Orders for shares that have been received by the Trust or the Transfer Agent before the close of regular trading of the NYSE are confirmed at the offering price effective at the close of regular trading of the NYSE on that day, while orders received subsequent to the close of regular trading of the NYSE will be confirmed at the offering price effective at the close of regular trading of the NYSE on the next day on which the net asset value is calculated.

   Bonds and other fixed-income securities (other than short-term obligations but including listed issues) in a Fund's portfolio are valued on the basis of valuations furnished by a pricing service that uses both dealer-supplied valuations and electronic data processing techniques that take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, when such valuations are believed to reflect the fair value of such securities.

   In determining the net asset value, unlisted securities for which market quotations are available are valued at the last reported sales price or, if no sales are reported or such pricing is not provided, the mean between the most recent bid and asked prices. Securities, options on securities, futures contracts and options thereon that are listed or admitted to trading on a national exchange, are valued at their last sale on such exchange prior to the time of determining net asset value; or if no sales are reported on such exchange on that day, at the mean between the most recent bid and asked price. Securities listed on more than one exchange shall be valued on the exchange the security is most extensively traded. Quotations of foreign securities in foreign currency will be converted to U.S. Dollar equivalents using foreign exchange quotations received from independent dealers. Short-term investments having a maturity of 60 days or less will be valued at amortized cost, as the Trustees have determined that amortized cost is their fair market value. Certain debt securities for which daily market quotations are not available may be valued, pursuant to guidelines established by the Trustees, with reference to fixed income securities whose prices are more readily obtainable and whose durations are comparable to the securities being valued. Subject to the foregoing, other securities for which market quotations are not readily available will be valued at fair value as determined in good faith by the Trustees.

   For purposes of determining the net asset value of the Funds' shares, options transactions will be treated as follows: When a Fund sells an option, an amount equal to the premium received by that Fund will be included in that Fund's accounts as an asset and a deferred liability will be created in the amount of the option. The amount of the liability will be marked to the market to reflect the current market value of the option. If the option expires or if that Fund enters into a closing purchase transaction, that Fund will realize a gain (or a loss if the cost of the closing purchase exceeds the premium received), and the related liability will be extinguished. If a call option contract sold by a Fund is exercised, that Fund will realize the gain or loss from the sale of the underlying security and the sale proceeds will be increased by the premium originally received.

                                HOW TO BUY SHARES

   For Class A Shares, Class B Shares, Class C Shares and Class T Shares, the minimum initial investment is $500 and the minimum subsequent investment is $25. For Class I Shares, the minimum initial investment is $100,000 and there is no subsequent minimum investment. However, both the minimum initial and subsequent investment amounts are $25 for investments pursuant to the "Systematic Purchase" plan, a bank draft investing program administered by the Distributor, or pursuant to the Systematic Exchange privilege or for an individual retirement account (IRA). In addition, there are no subsequent minimum investment amounts in connection with the reinvestment of dividend or capital gain distributions. For purchases of Class I Shares by private clients of the Adviser, subadviser and their affiliates, or through certain wrap programs with which the Distributor has an arrangement, the minimum initial investment is waived. Completed applications for the purchase of shares should be mailed to: Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.

   The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are received by an authorized broker or the broker's authorized designee.

                        ALTERNATIVE PURCHASE ARRANGEMENTS

   Shares may be purchased from investment dealers at a price equal to their net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase (the "initial sales charge alternative") or (ii) on a contingent deferred basis (the "deferred sales charge alternative"). Certain Funds also offers Class I Shares that may be purchased by certain institutional investors at a price equal to their net asset value per share. Orders received by dealers prior to the close of trading on the NYSE are confirmed at the offering price effective at that time, provided the order is received by the Distributor prior to its close of business.

   The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Funds, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated continuing distribution and services fees and contingent deferred sales charges ("CDSC") on Class B Shares, Class C Shares or Class T Shares would be less than the initial sales charge and accumulated distribution services fee on Class A Shares purchased at the same time. Investors should understand that the purpose and function of the CDSC and ongoing distribution and services fee with respect to the Class B Shares, Class C Shares and Class T Shares are the same as those of the initial sales charge and ongoing distribution and services fees with respect to the Class A Shares.

   The distribution expenses incurred by the Distributor in connection with the sale of the shares will be paid, in the case of Class A Shares, from the proceeds of the initial sales charge and the ongoing distribution and services fee. In the case of Class B Shares, distribution expenses incurred by the Distributor in connection with the sale of the shares will be paid from the proceeds of the ongoing distribution and services fee and the CDSC incurred upon redemption within five years of purchase for the Fixed Income Fund and within three years of purchase for the Short Term Bond Fund. For Class C Shares, the ongoing distribution and services fee will be used to pay for the distribution expenses incurred by the Distributor. In the case of Class T Shares, distribution expenses incurred by the Distributor in connection with the sale of the shares will be paid from the proceeds of the ongoing distribution and services fee and the CDSC incurred upon redemption within one year of purchase. Sales personnel of broker-dealers distributing the Funds' shares may receive differing compensation for selling Class A Shares, Class B Shares, Class C Shares or Class T Shares.

   Dividends paid by the Funds, if any, with respect to each class of shares will be calculated in the same manner at the same time on the same day, except that fees such as higher distribution and service fees relating to each class of shares will be borne exclusively by that class. (See "Dividends, Distributions and Taxes" in this SAI.)

CLASS A SHARES
   Class A Shares incur a sales charge when they are purchased and enjoy the benefit of not being subject to any sales charge when they are redeemed, except that a 1% deferred sales charge may apply to shares purchased on which a finder's fee has been paid if redeemed within one year of purchase. The one-year period begins on the last day of the month preceding the month in which the purchase was made. Such deferred sales charge may be waived under certain conditions as determined by the Distributor. Class A Shares are subject to ongoing service fees at an annual rate of 0.25% of the Trust's aggregate average daily net assets attributable to the Class A Shares. In addition, certain purchases of Class A Shares qualify for reduced initial sales charges.

CLASS B SHARES
   Class B Shares do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within five years of purchase. Class B Shares of the Market Neutral Fund do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within six years of purchase. Class B Shares of the Short Term Bond Fund do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within three years of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. (See the "Class B Shares, Class C Shares and Class T Shares-- Waiver of Sales Charges" section of this SAI.)

   Class B Shares are subject to ongoing distribution and service fees at an annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to the Class B Shares. Class B Shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution and service fees paid by Class B Shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A Shares. Class B Shares will automatically convert to Class A Shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted. Class B Shares of the Short Term Bond Fund convert to Class A Shares six years after the end of the calendar month in which the shareholder's order to purchase was accepted. Class B Shares of the Market Neutral Fund convert to Class A Shares seven years after the end of the calendar month in which the shareholder's order to purchase was accepted. The purpose of the conversion feature is to relieve the holders of the Class B Shares that have been outstanding for a period of time sufficient for the Distributor to have been compensated for distribution expenses related to the Class B Shares from most of the burden of such distribution related expenses.

   Class B Shares include all shares purchased pursuant to the deferred sales charge alternative which have been outstanding for less than the period ending eight years after the end of the month in which the shares were issued. Class B Shares of the Market Neutral Fund include all shares purchased pursuant to the deferred sales charge alternative which have been outstanding for less than the period ending seven years after the end of the month in which the shares were issued. Class B Shares of the Short Term Bond Fund include all shares purchased pursuant to the deferred sales charge alternative which have been outstanding for less than the period ending six years after the end of the month in which the shares were issued. At the end of this period, Class B Shares will automatically convert to Class A Shares and will no longer be subject to the higher distribution and service fees. Such conversion will be on the basis of the relative net asset value of the two classes without the imposition of any sales load, fee or other charge.

   For purposes of conversion to Class A Shares, shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a shareholder's account will be considered to be held in a separate subaccount. Each time any Class B Shares in the shareholder's account (other than those in the subaccount) convert to Class A Shares, a pro rata portion of the Class B Shares in the subaccount will also convert to Class A Shares.

CLASS C SHARES
   Class C Shares are purchased without an initial sales charge but are subject to a deferred sales charge if redeemed within one year of purchase. Class C Shares of the Multi-Sector Short Term Bond Fund are not subject to a sales charge when redeemed. The deferred sales charge may be waived in connection with certain qualifying redemptions. Shares issued in conjunction with the automatic reinvestment of income distributions and capital gain distributions are not subject to any sales charges. Class C Shares are subject to ongoing distribution and service fees of up to 1.00% of the Funds' aggregate average daily net assets attributable to Class C Shares. Class C Shares of the Multi-Sector Short Term Bond Fund are subject to ongoing distribution and service fees of up to 0.50% of the Funds' aggregate average daily net assets attributable to Class C Shares. Class C Shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution and services fee paid by Class C Shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A Shares. Class C Shares do not convert to another class of shares and long term investors may therefore pay more through accumulated distribution fees than the economic equivalent of any applicable sales charge and accumulated distribution fees in the other classes.

CLASS T SHARES (SHORT TERM BOND FUND ONLY)
   Class T Shares do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within the first year of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. (See the "Class B Shares, Class C Shares and Class T Shares--Waiver of Sales Charges" section of this SAI.) Class T Shares are subject to an ongoing distribution and services fee at an annual rate of 1.00% of the Short Term Bond Fund's aggregate average daily net assets attributable to the Class T Shares. Class T Shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution and services fee paid by Class T Shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A Shares. Class T Shares of the Short Term Bond Fund do not convert to another class of shares and long term investors may therefore pay more through accumulated distribution fees than the economic equivalent of any applicable sales charge and accumulated distribution fees in the other classes. Class T shares can be exchanged for Class C Shares of any Phoenix Fund.

CLASS I SHARES
   Class I Shares are offered without any sales charges to institutional investors, such as pension and profit sharing plans, other employee benefit trusts, endowments, foundations and corporations who purchase the minimum amounts; to private clients of the Adviser, subadviser and their affiliates; or through certain wrap programs with which the Distributor has an arrangement.

CLASS A SHARES--REDUCED INITIAL SALES CHARGES
   Investors choosing Class A Shares may be entitled to reduced sales charges. The ways in which sales charges may be avoided or reduced are described below. Investors buying Class A Shares on which a finder's fee has been paid may incur a 1% deferred sales charge if they redeem their shares within one year of purchase. The one-year period begins on the last day of the month preceding the month in which the purchase was made. Such deferred sales charge may be waived under certain conditions as determined by the Distributor.

   QUALIFIED PURCHASERS. If you fall within any one of the following categories, you will not have to pay a sales charge on your purchase of Class A Shares: (1) trustee, director or officer of the Phoenix Funds or any other mutual fund advised, subadvised or distributed by the Adviser, Distributor or any of their corporate affiliates; (2) any director or officer, or any full-time employee or sales representative (for at least 90 days), of the Adviser, Subadviser (if any) or Distributor; (3) any private client of an Adviser or Subadviser to any Phoenix Fund; (4) registered representatives and employees of securities dealers with whom Distributor has sales agreements; (5) any qualified retirement plan exclusively for persons described above; (6) any officer, director or employee of a corporate affiliate of the Adviser or Distributor; (7) any spouse, child, parent, grandparent, brother or sister of any person named in (1), (2), (4) or
(6) above; (8) employee benefit plans for employees of the Adviser, Distributor and/or their corporate affiliates; (9) any employee or agent who retires from PNX, the Distributor and/or their corporate affiliates; (10) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees; (11) any person with a direct rollover transfer of shares from an established Phoenix Fund or qualified plan; (12) any Phoenix Life Insurance Company (or affiliate) separate account which funds group annuity contracts offered to qualified employee benefit plans; (13) any state, county, city, department, authority or similar agency prohibited by law from paying a sales charge; (14) any unallocated account held by a third party administrator, registered investment adviser, trust company, or bank trust department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity, if in the aggregate of such accounts held by such entity equal or exceed $1,000,000; (15) any deferred compensation plan established for the benefit of any Phoenix Fund trustee or director; provided that sales to persons listed in
(1) through (15) above are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Fund; (16) purchasers of Class A Shares bought through investment advisers and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients; (17) retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for such purchases; (18) 401(k) participants in the Merrill Lynch Daily K Plan (the "Plan") if the Plan has at least $3 million in assets or 500 or more eligible employees; or (19) clients of investment advisors or financial planners who buy shares for their own accounts but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements. Each of the investors described in (16) through (19) may be charged a fee by the broker, agent or financial intermediary for purchasing shares.

   COMBINATION PURCHASE PRIVILEGE. Your purchase of any class of shares of these Funds or any other Phoenix Fund, (other than any Phoenix money market fund), if made at the same time by the same "person," will be added together with any existing Phoenix Fund account values to determine whether the combined sum entitles you to an immediate reduction in sales charges.

A "person" is defined in this and the following sections as (a) any individual, their spouse and minor children purchasing shares for his or their own account (including an IRA account) including his or their own trust; (b) a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account (even though more than one beneficiary may exist); (c) multiple employer trusts or Section 403(b) plans for the same employer; (d) multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or (e) trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to accounts over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held of record in the name, or nominee name, of the entity placing the order.

   LETTER OF INTENT. If you sign a Letter of Intent, your purchase of any class of shares of these Funds or any other Phoenix Fund (other than any Phoenix money market fund), if made by the same person within a thirteen month period, will be added together to determine whether you are entitled to an immediate reduction in sales charges. Sales charges are reduced based on the overall amount you indicate that you will buy under the Letter of Intent. The Letter of Intent is a mutually non-binding arrangement between you and the Distributor. Since the Distributor doesn't know whether you will ultimately fulfill the Letter of Intent, shares worth 5% of the amount of each purchase will be set aside until you fulfill the Letter of Intent. When you buy enough shares to fulfill the Letter of Intent, these shares will no longer be restricted. If, on the other hand, you do not satisfy the Letter of Intent, or otherwise wish to sell any restricted shares, you will be given the choice of either buying enough shares to fulfill the Letter of Intent or paying the difference between any sales charge you previously paid and the otherwise applicable sales charge based on the intended aggregate purchases described in the Letter of Intent. You will be given 20 days to make this decision. If you do not exercise either election, the Distributor will automatically redeem the number of your restricted shares needed to make up the deficiency in sales charges received. The Distributor will redeem restricted Class A Shares before Class C Shares, Class T Shares or Class B Shares, respectively. Oldest shares will be redeemed before selling newer shares. Any remaining shares will then be deposited to your account.

   RIGHT OF ACCUMULATION. The value of your account(s) in any class of shares of these Funds or any other Phoenix Fund (other than any Phoenix money market fund), may be added together at the time of each purchase to determine whether the combined sum entitles you to a prospective reduction in sales charges. You must provide certain account information to the Distributor at the time of purchase to exercise this right.

   ASSOCIATIONS. Certain groups or associations may be treated as a "person" and qualify for reduced Class A Share sales charges. The group or association must:
(1) have been in existence for at least six months; (2) have a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) work through an investment dealer; or (4) not be a group whose sole reason for existing is to consist of members who are credit card holders of a particular company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

CLASS B SHARES, CLASS C SHARES AND CLASS T SHARES--WAIVER OF SALES CHARGES
   The CDSC is waived on the redemption (sale) of Class B Shares, Class C Shares and Class T Shares if the redemption is made (a) within one year of death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of a Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account; (b) within one year of disability, as defined in Code
Section 72(m)(7); (c) as a mandatory distribution upon reaching age 701/2 under any retirement plan qualified under Code Sections 401, 408 or 403(b) or resulting from the tax-free return of an excess contribution to an IRA; (d) by 401(k) plans using an approved participant tracking system for participant hardships, death, disability or normal retirement, and loans which are subsequently repaid; (e) from the Merrill Lynch Daily K Plan ("Plan") invested in Class B Shares, on which such shares the Distributor has not paid the dealer the Class B sales commission; (f) based on the exercise of exchange privileges among Class B Shares, Class C Shares and Class T Shares of the Phoenix Funds;
(g) based on any direct rollover transfer of shares from an established Phoenix Fund qualified plan into a Phoenix Fund IRA by participants terminating from the qualified plan; and (h) based on the systematic withdrawal program. If, as described in condition (a) above, an account is transferred to an account registered in the name of a deceased's estate, the CDSC will be waived on any redemption from the estate account occurring within one year of the death. If the Class B Shares are not redeemed within one year of the death, they will remain subject to the applicable CDSC.

CONVERSION FEATURE--CLASS B SHARES
   Class B Shares will automatically convert to Class A Shares of the same Fund eight years after they are purchased. For Short Term Bond Fund, Class B Shares will automatically convert to Class A Shares of the same Fund six years after they are purchased. For Market Neutral Fund, Class B Shares will automatically convert to Class A Shares of the same Fund seven years after they are purchased. Conversion will be on the basis of the then prevailing net asset value of Class A Shares and Class B Shares. There is no sales load, fee or other charge for this feature. Class B Shares acquired through dividend or distribution reinvestments will be converted into Class A Shares at the same time that other Class B Shares are converted based on the proportion that the reinvested shares bear to purchased Class B Shares. The conversion feature is subject to the continuing availability of an opinion of counsel or a ruling of the Internal Revenue Service ("IRS") that the assessment of the higher distribution and service fees and associated costs with respect to Class B Shares does not result in any dividends or distributions constituting "preferential dividends" under the Code, and that the conversion of shares does not constitute a taxable event under federal income tax law. If the conversion feature is suspended, Class B Shares would continue to be subject to the higher distribution and service fees for an indefinite period. Even if the Funds were unable to obtain such assurances, it might continue to make distributions if doing so would assist in complying with its general practice of distributing sufficient income to reduce or eliminate federal taxes otherwise payable by the Funds.

                            INVESTOR ACCOUNT SERVICES

   The Funds offer accumulation plans, withdrawal plans and reinvestment and exchange privileges. Certain privileges may not be available in connection with all classes. In most cases, changes to account services may be accomplished over the phone. Inquiries regarding policies and procedures relating to shareholder account services should be directed to Mutual Fund Services at (800) 243-1574. Broker-dealers may impose their own restrictions and limits on accounts held through the broker-dealer. Please consult with your broker-dealer for account restrictions and limit information. The Funds and the Distributor reserve the right to modify or terminate these services upon reasonable notice.

EXCHANGES
   Under certain circumstances, shares of any Phoenix Fund may be exchanged for shares of the same class of another Phoenix Fund on the basis of the relative net asset values per share at the time of the exchange. Class C Shares are also exchangeable for Class T Shares of those Phoenix Funds offering them. Exchanges are subject to the minimum initial investment requirement of the designated Fund, except if made in connection with the Systematic Exchange privilege described below. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same class of shares of any other Phoenix Fund, if currently offered. Exchanges will be based upon each Fund's net asset value per share next computed following receipt of a properly executed exchange request without sales charge. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply. The exchange of shares is treated as a sale and purchase for federal income tax purposes. (See "Dividends, Distributions and Taxes" section of this SAI.) Exchange privileges may not be available for all Phoenix Funds and may be rejected or suspended.


   SYSTEMATIC EXCHANGES. If the conditions above have been met, you or your broker may, by telephone or written notice, elect to have shares exchanged for the same class of shares of another Phoenix Fund automatically on a monthly, quarterly, semiannual or annual basis or may cancel this privilege at any time. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that shares be automatically exchanged at predetermined intervals for shares of the same class of another Phoenix Fund. This requirement does not apply to Phoenix "Self Security" program participants. Systematic exchanges will be executed upon the close of business on the 10th day of each month or the next succeeding business day. Exchanges will be based upon each Fund's net asset value per share next computed after the close of business on the 10th day of each month (or next succeeding business day), without sales charge. Systematic exchange forms are available from the Distributor.


DIVIDEND REINVESTMENT ACROSS ACCOUNTS
   If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Phoenix Funds at net asset value. You should obtain a current prospectus and consider the objectives and policies of each Phoenix Fund carefully before directing dividends and distributions to another Phoenix Fund. Reinvestment election forms and prospectuses are available from PEPCO. Distributions may also be mailed to a second payee and/or address. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in your account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, you will receive cash for the dividend or distribution regardless of the distribution option selected.

INVEST-BY-PHONE
   This expedited investment service allows a shareholder to make an investment in an account by requesting a transfer of funds from the balance of their bank account. Once a request is phoned in, PEPCO will initiate the transaction by wiring a request for monies to the shareholder's commercial bank, savings bank or credit union via Automated Clearing House ("ACH"). The shareholder's bank, which must be an ACH member, will in turn forward the monies to PEPCO for credit to the shareholder's account. ACH is a computer based clearing and settlement operation established for the exchange of electronic transactions among participating depository institutions.

   To establish this service, please complete an Invest-by-Phone Application and attach a voided check if applicable. Upon PEPCO's acceptance of the authorization form (usually within two weeks) shareholders may call toll free
(800) 367-5877 prior to 3:00 p.m. (New York time) to place their purchase request. Instructions as to the account number and amount to be invested must be communicated to PEPCO. PEPCO will then contact the shareholder's bank via ACH with appropriate instructions. The purchase is normally credited to the shareholder's account the day following receipt of the verbal instructions. The Fund may delay the mailing of a check for redemption proceeds of Fund shares purchased with a check or via Invest-by-Phone service until the Fund has assured itself that good payment has been collected for the purchase of the shares, which may take up to 15 days. The Trust and PEPCO reserve the right to modify or terminate the Invest-by-Phone service for any reason or to institute charges for maintaining an Invest-by-Phone account.

SYSTEMATIC WITHDRAWAL PROGRAM

   The Systematic Withdrawal Program (the "Program") allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. A sufficient number of full and fractional shares will be redeemed so that the designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing net asset value on the date of redemption. The Program also provides for redemptions with proceeds to be directed through ACH to your bank account. For ACH payments, you may select the day of the month for the payments to be made; if no date is specified, the payments will occur on the 15th of the month. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply.


   Shareholders participating in the Program must own shares of a Fund worth $5,000 or more, as determined by the then current net asset value per share, and elect to have all dividends reinvested. The purchase of shares while participating in the Program will ordinarily be disadvantageous to the Class A Shares investor since a sales charge will be paid by the investor on the purchase of Class A Shares at the same time as other shares are being redeemed. For this reason, investors in Class A Shares may not participate in an automatic investment program while participating in the Program.


   Through the Program, Class B, Class C and Class T shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non-Program redemptions) each month or up to 3% of their aggregate net investments each quarter without incurring otherwise applicable contingent deferred sales charges. Class B, Class C and Class T shareholders redeeming more shares than the percentage permitted by the Program will be subject to any applicable contingent deferred sales charge on all shares redeemed. Accordingly, the purchase of Class B Shares, Class C Shares or Class T Shares will generally not be suitable for an investor who anticipates withdrawing sums in excess of the above limits shortly after purchase.


                              HOW TO REDEEM SHARES

   Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment therefor postponed during periods when the NYSE is closed, other than customary weekend and holiday closings, or if permitted by rules of the SEC, during periods when trading on the NYSE is restricted or during any emergency which makes it impracticable for a Fund to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the SEC for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days or more.

   The Trust has authorized one or more brokers to receive on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are received by an authorized broker or the broker's authorized designee.

   Redemptions by Class B and Class C shareholders will be subject to the applicable deferred sales charge, if any.

   A shareholder should contact his/her broker-dealer if he/she wishes to transfer shares from an existing broker-dealer street name account to a street name account with another broker-dealer. The Funds have no specific procedures governing such account transfers.

REDEMPTION OF SMALL ACCOUNTS
   Each shareholder account in the Funds which has been in existence for at least one year and which has a value of less than $200, due to redemption activity, may be redeemed upon the giving of not less than 60 days written notice to the shareholder mailed to the address of record. During the 60-day period following such notice, the shareholder has the right to add to the account to bring its value to $200 or more. (See the Funds' current Prospectus for more information.)

BY MAIL
   Shareholders may redeem shares by making written request, executed in the full name of the account, directly to Phoenix Funds c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. However, when certificates for shares are in the possession of the shareholder, they must be mailed or presented, duly endorsed in the full name of the account, with a written request to PEPCO that the Fund redeem the shares. (See the Funds' current Prospectus for more information.)

TELEPHONE REDEMPTIONS

   Shareholders who do not have certificated shares may redeem by telephone up to $50,000 worth of their shares held in book-entry form. (See the Funds' current Prospectus for more information.)


BY CHECK (BOND FUND, CORE BOND FUND, HIGH YIELD FUND, MULTI-SECTOR FIXED INCOME FUND AND MULTI-SECTOR SHORT TERM BOND FUND ONLY)
   Any shareholder of these Funds may elect to redeem shares held in his account by check. Checks will be sent to an investor upon receipt by the Transfer Agent of a completed application and signature card (attached to the application). If the signature card accompanies an individual's initial account application, the signature guarantee section of the form may be disregarded. However, the Trust reserves the right to require that all signatures be guaranteed prior to the establishment of a check writing service account. When an authorization form is submitted after receipt of the initial account application, all signatures must be guaranteed regardless of account value.

   Checks may be drawn payable to any person in an amount of not less than $500, provided that immediately after the payment of the redemption proceeds the balance in the shareholder's account is $500 or more.

   When a check is presented to the Transfer Agent for payment, a sufficient number of full and fractional shares in the shareholder's account will be redeemed to cover the amount of the check. The number of shares to be redeemed will be determined on the date the check is received by the Transfer Agent. Presently there is no charge to the shareholder for the check writing service, but this may be changed or modified in the future upon two weeks written notice to shareholders. Checks drawn from Class B and Class C accounts are subject to the applicable deferred sales charge, if any.

   The checkwriting procedure for redemption enables a shareholder to receive income accruing on the shares to be redeemed until such time as the check is presented to the Transfer Agent for payment. Inasmuch as canceled checks are returned to shareholders monthly, no confirmation statement is issued at the time of redemption.

   Shareholders utilizing withdrawal checks will be subject to the Transfer Agent's rules governing checking accounts. A shareholder should make sure that there are sufficient shares in his account to cover the amount of any check drawn. If insufficient shares are in the account and the check is presented to the Transfer Agent on a banking day on which the Trust does not redeem shares (for example, a day on which the NYSE is closed), or if the check is presented against redemption proceeds of an investment made by check which has not been in the account for at least fifteen calendar days, the check may be returned marked "Non-sufficient Funds" and no shares will be redeemed. A shareholder may not close his account by a withdrawal check because the exact value of the account will not be known until after the check is received by the Transfer Agent.

REDEMPTION IN KIND
   To the extent consistent with state and federal law, the Funds may make payment of the redemption price either in cash or in kind. However, the Funds have elected to pay in cash all requests for redemption by any shareholder of record, limited in respect to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of such period. This election has been made pursuant to Rule 18f-1 under the 1940 Act and is irrevocable while the Rule is in effect unless the SEC, by order, permits the withdrawal thereof. In case of a redemption in kind, securities delivered in payment for shares would be readily marketable and valued at the same value assigned to them in computing the net asset value per share of the Fund. A shareholder receiving such securities would incur brokerage costs when selling the securities.

ACCOUNT REINSTATEMENT PRIVILEGE
   Shareholders who may have overlooked features of their investment at the time they redeemed have a privilege of reinvestment of their investment at net asset value. (See the Funds' current prospectus for more information.)

                       DIVIDENDS, DISTRIBUTIONS AND TAXES

QUALIFICATION AS A REGULATED INVESTMENT COMPANY ("RIC")
   Each Fund within the Trust is separate for investment and accounting purposes and is treated as a separate entity for federal income tax purposes. Each Fund has elected to qualify and intends to qualify as a RIC under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). In each taxable year that a Fund qualifies as a RIC, it (but not its shareholders) will be relieved of federal income tax on that portion of its net investment income and net capital gains that are currently distributed (or deemed distributed) to its shareholders. To the extent that a Fund fails to distribute all of its taxable income, it will be subject to corporate income tax (currently 35%) on any retained ordinary investment income or short-term capital gains, and corporate income tax (currently 35%) on any undistributed long-term capital gains.

   Each Fund intends to make timely distributions, if necessary, sufficient in amount to avoid the non-deductible 4% excise tax that is imposed on a RIC to the extent that it fails to distribute, with respect to each calendar year, at least 98% of its ordinary income (not including tax-exempt interest) for such calendar year and 98% of its capital gain net income as determined for a one-year period ending on October 31 of such calendar year (or as determined on a fiscal year basis, if the Fund so elects). In addition, an amount equal to any undistributed investment company taxable income or capital gain net income from the previous calendar year must also be distributed to avoid the excise tax. The excise tax is imposed on the amount by which the RIC does not meet the foregoing distribution requirements. If each Fund has taxable income that would be subject to the excise tax, each Fund intends to distribute such income so as to avoid payment of the excise tax. Notwithstanding the foregoing, there may be certain circumstances under which it would be appropriate for the Fund to pay the excise tax.

   The Code sets forth numerous criteria that must be satisfied in order for each Fund to qualify as a RIC. Among these requirements, each Fund must meet the following tests for each taxable year: (a) derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities and certain other investment income; and (b) meet certain diversification requirements imposed under the Code at the end of each quarter of the taxable year. If in any taxable year a Fund does not qualify as a RIC, all of its taxable income will be taxed at corporate rates. In addition, if in any tax year a Fund does not qualify as a RIC for tax purposes, a capital gain dividend may not retain its character in the hands of the shareholder for tax purposes.

   In addition to meeting the 90% test, in order to qualify as a RIC each Fund will be required to distribute annually to its shareholders as dividends (not including "capital gains dividends," discussed below) at least 90% of its ordinary investment income and short-term capital gains, with certain modifications. Each Fund intends to make distributions to shareholders that will be sufficient to meet the 90% distribution requirement.

   Each Fund must also diversify its holdings so that, at the close of each quarter of its taxable year, (i) at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of that Fund and not more than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its assets is invested in the securities of any issuer (other than U.S. Government securities). Each Fund intends to comply with all of the foregoing criteria for qualification as a RIC; however, there can be no assurance that each Fund will so qualify and continue to maintain its status as a RIC. If a Fund were unable for any reason to maintain its status as a RIC for any taxable year, adverse tax consequences would ensue.

TAXATION OF SHAREHOLDERS
   Under the Jobs and Growth Tax Reconciliation Act of 2003, certain qualified dividend income ("QDI") and long-term capital gains will be taxed at a lower tax rate (15%) for individual shareholders. The reduced rate applies to QDI from domestic corporations and certain qualified foreign corporations subject to various requirements and a minimum holding period by both a Fund and its shareholders. Ordinary distributions made by a Fund to its shareholders are eligible for the reduced rate to the extent the underlying income in the Fund is QDI.

   Distributions from ordinary investment income and net short-term capital gains will be taxed to the shareholders as ordinary dividend income to the extent of the earnings and profits of the Fund. Ordinary income dividends received by corporate shareholders will qualify for the 70% dividends-received deduction to the extent the Fund designates such amounts as qualifying dividend distributions; however, the portion that may be so designated is subject to certain limitations. Distributions by the Fund that are designated as capital gain distributions will be taxed to the shareholders as capital gains, and will not be eligible for the corporate dividends-received deduction.

   Dividends declared by a Fund to shareholders of record in October, November or December will be taxable to such shareholders in the year that the dividend is declared, even if it is not paid until the following year (so long as it is actually paid by the Fund prior to February 1). Also, shareholders will be taxable on the amount of long-term capital gains designated by each Fund by written notice mailed to shareholders within 60 days after the close of the year, even if such amounts are not actually distributed to them. Shareholders will be entitled to claim a credit against their own federal income tax liability for taxes paid by each Fund on such undistributed gains, if any. If a shareholder receives a long-term capital dividend with respect to any Fund share and such share is held for less than 6 months, any loss on sale or exchange of such share will be long-term capital loss to the extent of long-term capital dividend payments.

   Dividends and capital gain distributions will be taxable to shareholders as described above whether received in cash or in shares under a Fund's distribution reinvestment plan. With respect to distributions received in cash or reinvested in shares purchased on the open market, the amount of the distribution for tax purposes will be the amount of cash distributed or allocated to the shareholder.

   Shareholders should be aware that the price of shares of a Fund that are purchased prior to a dividend or distribution by the Fund may reflect the amount of the forthcoming dividend or distribution. Such dividend or distribution, when made, would be taxable to shareholders under the principles discussed above even though the dividend or distribution may reduce the net asset value of shares below a shareholder's cost and thus represent a return of a shareholder's investment in an economic sense.

   A high portfolio turnover rate may result in the realization of larger amounts of short-term gains, which are taxable to shareholders as ordinary income.

   Each Fund intends to accrue dividend income for federal income tax purposes in accordance with the rules applicable to regulated investment companies. In some cases, these rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into account by the Fund as taxable income.

   Shareholders should consult their own tax advisor about their tax situation.

   INCOME AND CAPITAL GAIN DISTRIBUTIONS ARE DETERMINED IN ACCORDANCE WITH INCOME TAX REGULATIONS WHICH MAY DIFFER FROM ACCOUNTING PRINCIPLES GENERALLY ACCEPTED IN THE UNITED STATES.

TAXATION OF DEBT SECURITIES
   Certain debt securities can be originally issued or acquired at a discount. Special rules apply under the Code to the recognition of income with respect to such debt securities. Under the special rules, the Fund may recognize income for tax purposes without a corresponding current receipt of cash. In addition, gain on a disposition of a debt security subject to the special rules may be treated wholly or partially as ordinary income, not capital gain.

   A Fund may invest in certain investments that may cause it to realize income prior to the receipt of cash distributions, including securities bearing original issue discount. The level of such investments is not expected to affect a Fund's ability to distribute adequate income to qualify as RIC.

TAXATION OF DERIVATIVES AND FOREIGN CURRENCY TRANSACTIONS
   Many futures contracts and foreign currency contracts entered into by a Fund and all listed non-equity options written or purchased by a Fund (including options on debt securities, options on futures contracts, options on securities indices and options on broad-based stock indices) are governed by Section 1256 of the Code. Absent a tax election to the contrary, gain or loss attributable to the lapse, exercise or closing out of any such position are treated as 60% long-term and 40% short-term capital gain or loss, and on the last trading day of a Fund's taxable year, (and, generally on October 31 for purposes of the 4% excise tax), all outstanding Section 1256 positions are marked to market (i.e., treated as if such positions were closed out at their closing price on such day), and any resulting gain or loss is treated as 60% long-term and 40% short-term capital gain or loss. Under certain circumstances, entry into a futures contract to sell a security may constitute a short sale for federal income tax purposes, causing an adjustment in the holding period of the underlying security or a substantially identical security in a Fund's portfolio.

   Equity options written by the Fund (covered call options on portfolio stock) will be subject to the provisions under Section 1234 of the Code. If the Fund writes a call option, no gain is recognized upon its receipt of a premium. If the option lapses or is closed out, any gain or loss is treated as a short-term capital gain or loss. If a call option is exercised, any resulting gain or loss is a short-term or long-term capital gain or loss depending on the holding period of the underlying stock.

   Positions of a Fund which consist of at least one stock and at least one stock option or other position with respect to a related security which substantially diminishes the Fund's risk of loss with respect to such stock could be treated as a "straddle" which is governed by Section 1092 of the Code, the operation of which may cause deferral of losses, adjustments in the holding periods of stock or securities and conversion of short-term capital losses into long-term capital losses. An exception to these straddle rules exists for any "qualified covered call options" on stock options written by a Fund.

   Positions of a Fund which consist of at least one debt security not governed by Section 1256 and at least one futures or currency contract or listed nonequity option governed by Section 1256 which substantially diminishes the Fund's risk of loss with respect to such debt security are treated as a "mixed straddle." Although mixed straddles are subject to the straddle rules of Section 1092 of the Code, certain tax elections exist for them which reduce or eliminate the operation of these rules. Each Fund will monitor these transactions and may make certain tax elections in order to mitigate the operation of these rules and prevent disqualification of the Fund as a RIC for federal income tax purposes.

   Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time a Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time it actually collects such foreign currency and on disposition of certain futures contracts, forward contracts and options, gains or losses attributable to fluctuations in the value of the foreign currency between the date of acquisition of the security or contract and the date of disposition also are treated as ordinary gain or loss. Generally, these gains and losses, referred to under the Code as Section 988 gains or losses, may increase or decrease the amount of each Fund's investment company taxable income to be distributed to its shareholders as ordinary income.

   These special tax rules applicable to options, futures and currency transactions could affect the amount, timing and character of a Fund's income or loss and hence of its distributions to shareholders by causing holding period adjustments, converting short-term capital losses into long-term capital losses, and accelerating a Fund's income or deferring its losses.

   The tax consequences of certain investments and other activities that the Funds may make or undertake (such as, but not limited to, dollar roll agreements) are not entirely clear. While the Funds will endeavor to treat the tax items arising from these transactions in a manner which it believes to be appropriate, assurance cannot be given that the IRS or a court will agree with the Funds' treatment and that adverse tax consequences will not ensue.

TAXATION OF FOREIGN INVESTMENTS
   If a Fund invests in stock of certain passive foreign investment companies, the Fund may be subject to U.S. federal income taxation on a portion of any "excess distribution" with respect to, or gain from the disposition of, such stock. The tax would be determined by allocating such distribution or gain ratably to each day of the Fund's holding period for the stock. The distributions or gain so allocated to any taxable year of the Fund, other than the taxable year of the excess distribution or disposition, would be taxed to the Fund at the highest ordinary income rate in effect for such year, and the tax would be further increased by an interest charge to reflect the value of the tax deferral deemed to have resulted from the ownership of the foreign company's stock. Any amount of distribution or gain allocated to the taxable year of the distribution or disposition would be included in the Fund's investment company taxable income and, accordingly, would not be taxable to the Fund to the extent distributed by the Fund as a dividend to its shareholders. The Fund may elect to mark to market (i.e., treat as if sold at their closing market price on same day), its investments in certain passive foreign investment companies and avoid any tax and or interest charge on excess distributions.

   The Funds may be subject to tax on dividend or interest income received from securities of non-U.S issuers withheld by a foreign country at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of tax or exemption from tax on income. It is impossible to determine the effective rate of foreign tax in advance since the amount of a Fund's assets to be invested within various countries is not known. The Fund intends to operate so as to qualify for treaty tax benefits where applicable. If more than 50% of the value of the Fund's total assets at the close of its taxable year is comprised of stock or securities issued by foreign corporations, the Fund may elect with the IRS to "pass through" to the Fund's shareholders the amount of foreign income taxes paid by the Fund. If the Fund does elect to "pass through", each shareholder will be notified within 60 days after the close of each taxable year of the Fund if the foreign taxes paid by the Fund will "pass through" for that year, and, if so, the amount of each shareholder's pro rata share (by country) or (i) the foreign taxes paid and (ii) the Fund's gross income from foreign sources.

CALIFORNIA TAXATION OF DISTRIBUTIONS - CA TAX EXEMPT BOND FUND
   Distributions or parts thereof derived from interest received on California state and local issues and U.S. Government Obligations held in the portfolio will be exempt from California personal income taxes in ratable proportion of the California investments and U.S. Government Obligations of the Fund, provided that the Fund has complied with the requirement that at least 50% of its assets be invested in California state and local issues and U.S. Government issues at the end of each fiscal quarter. The Fund intends to comply with this standard since at least 80% of the assets of the Fund will normally be invested in California municipal securities. Distributions derived from other earnings will be subject to California personal income tax for California residents and other persons subject to California income tax.

SALE OR EXCHANGE OF FUND SHARES
   Gain or loss will be recognized by a shareholder upon the sale of shares in a Fund or upon an exchange of shares in a Fund for shares in another Fund. Provided that the shareholder is not a dealer in such shares, such gain or loss will generally be treated as capital gain or loss, measured by the difference between the adjusted basis of the shares and the amount realized therefrom. Under current law, capital gains (whether long-term or short-term) of individuals and corporations are fully includable in taxable income. Capital losses (whether long-term or short-term) may offset capital gains plus (for non-corporate taxpayers only) up to $3,000 per year of ordinary income.

   Redemptions, including exchanges, of shares may give rise to recognized gains or losses, except as to those investors subject to tax provisions that do not require them to recognize such gains or losses. All or a portion of a loss realized upon the redemption, including exchanges, of shares may be disallowed under "wash sale" rules to the extent shares are purchased (including shares acquired by means of reinvested dividends) within a 61-day period beginning 30 days before and ending 30 days after such redemption. Any loss realized upon a shareholder's sale, redemption or other disposition of shares with a tax holding period of six months or less will be treated as a long-term capital loss to the extent of any distribution of long-term capital gains with respect to such shares.

   Under certain circumstances, the sales charge incurred in acquiring shares of a Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of a Fund are disposed of within 90 days after the date on which they were acquired and new shares of a RIC are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss realized on the disposition will be determined by excluding from the tax basis of the shares disposed of all or a portion of the sales charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of the shareholder having incurred a sales charge initially. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.

TAX INFORMATION
   Written notices will be sent to shareholders regarding the tax status of all distributions made (or deemed to have been made) during each taxable year, including the amount of QDI for individuals, the amount qualifying for the corporate dividends-received deduction (if applicable) and the amount designated as capital gain dividends, undistributed capital gains (if any), tax credits (if applicable), and cumulative return of capital (if any).

IMPORTANT NOTICE REGARDING TAXPAYER IRS CERTIFICATION
   Pursuant to IRS Regulations, the Fund may be required to withhold a percentage of all reportable payments, including any taxable dividends, capital gains distributions or share redemption proceeds, at the rate in effect when such payments are made, for an account which does not have a taxpayer identification number or social security number and certain required certifications. The Funds reserve the right to refuse to open an account for any person failing to provide a taxpayer identification number along with the required certifications. The Funds will furnish shareholders, within 31 days after the end of the calendar year, with information which is required by the IRS for preparing income tax returns.

   Some shareholders may be subject to withholding of federal income tax on dividends and redemption payments from the Funds ("backup withholding") at the rate in effect when such payments are made. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Generally, shareholders subject to backup withholding will be (i) those for whom a certified taxpayer identification number is not on file with the Fund, (ii) those about whom notification has been received (either by the shareholder or the Fund) from the IRS that they are subject to backup withholding or (iii) those who, to the Fund's knowledge, have furnished an incorrect taxpayer identification number. Generally, to avoid backup withholding, an investor must, at the time an account is opened, certify under penalties of perjury that the taxpayer identification number furnished is correct and that he or she is not subject to backup withholding.

FOREIGN SHAREHOLDERS
   Dividends paid by the Funds from net investment income and net realized short-term capital gains to a shareholder who is a nonresident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (a "foreign shareholder") will be subject to United States withholding tax at a rate of 30% unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Foreign shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax and any foreign taxes.

OTHER TAX CONSEQUENCES
   In addition to the federal and certain California income tax consequences described above, applicable to an investment in a Fund, there may be other federal, state or local tax considerations and estate tax considerations applicable to the circumstances of a particular investor. The foregoing discussion is based upon the Code, judicial decisions and administrative regulations, rulings and practices, all of which are subject to change and which, if changed, may be applied retroactively to a Fund, its shareholders and/or its assets. No rulings have been sought from the IRS with respect to any of the tax matters discussed above.

   From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on municipal bonds and similar proposals may be introduced in the future. If such a proposal were enacted, the availability of tax-exempt bonds for investment by the Fund and the value of the Fund's portfolio would be affected. The Trustees would then re-evaluate the Fund's investment objective and policies.

   The information included in the Prospectus with respect to taxes, in conjunction with the foregoing, is a general and abbreviated summary of applicable provisions of the Code and Treasury regulations now in effect as currently interpreted by the courts and the IRS. The Code and these Regulations, as well as the current interpretations thereof, may be changed at any time by legislative, judicial, or administrative action. Accordingly, prospective purchasers are urged to consult their tax advisors with specific reference to their own tax situation, including the potential application of federal, state, local and foreign taxes.

   Except as expressly set forth above, the foregoing discussion of U.S. federal income tax law relates solely to the application of that law to U.S. persons, i.e., U.S. citizens and residents and U.S. corporations, partnerships, trusts and estates. Each shareholder who is not a U.S. person should consider the U.S. and foreign tax consequences of ownership of shares of the Fund, including the possibility that such a shareholder may be subject to a U.S. withholding tax on amounts constituting ordinary income received by him or her, where such amounts are treated as income from U.S. sources under the Code. It does not address the special tax rules applicable to certain classes of investors, such as insurance companies.

                         TAX SHELTERED RETIREMENT PLANS

   Shares of the Funds are offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, SIMPLE IRA, Roth IRA, 401(k), Profit-Sharing, Money Purchase Pension Plans and 403(b) Retirement Plans. Write or call PEPCO at (800) 243-4361 for further information about the plans.

MERRILL LYNCH DAILY K PLAN
   Class A Shares of a Fund are made available to Merrill Lynch Daily K Plan (the "Plan") participants at NAV without an initial sales charge if:

   (i) the Plan is recordkept on a daily valuation basis by Merrill Lynch and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets invested in broker-dealer funds not advised or managed by Merrill Lynch Asset Management L.P. ("MLAM") that are made available pursuant to a Service Agreement between Merrill Lynch and the fund's principal underwriter or distributor and in funds advised or managed by MLAM (collectively, the "Applicable Investments");

   (ii) the Plan is recordkept on a daily valuation basis by an independent recordkeeper whose services are provided through a contract or alliance arrangement with Merrill Lynch, and, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement, the Plan has $3 million or more in assets, excluding money market funds, invested in Applicable Investments; or

   (iii) the Plan has 500 or more eligible employees, as determined by a Merrill Lynch plan conversion manager, on the date the Plan Sponsor signs the Merrill Lynch Recordkeeping Service Agreement.

   Alternatively, Class B Shares of a Fund are made available to Plan participants at NAV without a CDSC if the Plan conforms with the requirements for eligibility set forth in (i) through (iii) above but either does not meet the $3 million asset threshold or does not have 500 or more eligible employees.

   Plans recordkept on a daily basis by Merrill Lynch or an independent recordkeeper under a contract with Merrill Lynch that are currently investing in Class B Shares of a Fund convert to Class A Shares once the Plan has reached $5 million invested in Applicable Investments, or after the normal holding period of seven years from the initial date of purchase.

                                 THE DISTRIBUTOR

   Pursuant to an Underwriting Agreement with the Funds, PEPCO (or the "Distributor"), an indirect wholly-owned subsidiary of PNX, and an affiliate of the Adviser and Subadviser, PIC serves as distributor for the Funds. As such, the Distributor conducts a continuous offering pursuant to a "best efforts" arrangement requiring it to take and pay for only such securities as may be sold to the public. The address of the Distributor is One American Row, P.O. Box 5056, Hartford, Connecticut 06102-5056. Shares of the Funds may be purchased through investment dealers who have sales agreements with the Distributor.

   For its services under the Underwriting Agreement, PEPCO receives sales charges on transactions in Trust shares and retains such charges less the portion thereof allowed to its registered representatives and to securities dealers and securities brokers with whom it has sales agreements. In addition, PEPCO may receive payments from the Trust pursuant to the Distribution Plan described below. During the fiscal years ended September 30, 2004, 2005 and 2006, purchasers of shares of the Funds paid aggregate sales charges of $215,231, $141,422 and $70,128, respectively, of which the Distributor received net commissions of $161,263, $112,142 and $55,383, respectively, for its services, the balance being paid to dealers. For the fiscal year ended September 30, 2006, the Distributor received net commissions of $2,544 for Class A Shares and deferred sales charges of $52,584 for Class B Shares and $255 for Class C Shares.

   The Underwriting Agreement may be terminated at any time on not more than 60 days written notice, without payment of a penalty, by the Distributor, by vote of a majority of the appropriate Class of outstanding voting securities of the Funds, or by vote of a majority of the Trust's Trustees who are not parties to the Underwriting Agreement or "interested persons" of any party and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any related agreements. The Underwriting Agreement will terminate automatically in the event of its "assignment," as defined in Section 2(a)(4) of the 1940 Act.

DEALERS CONCESSIONS
   Dealers with whom the Distributor has entered into sales agreements receive a discount or commission on purchases of Class A Shares as set forth below.

SHORT TERM BOND FUND

                                                                      SALES CHARGE AS
                                                                      A PERCENTAGE OF
                               ----------------------------------------------------------------------------------------------
           AMOUNT OF                                                        NET                      DEALER DISCOUNT
          TRANSACTION                     OFFERING                        AMOUNT                      PERCENTAGE OF
       AT OFFERING PRICE                    PRICE                        INVESTED                    OFFERING PRICE
 ----------------------------------------------------------------------------------------------------------------------------
 Under $50,000                                     2.25%                       2.30%                        2.00%
 $50,000 but under $100,000                        1.25                        1.27                         1.00
 $100,000 but under $500,000                       1.00                        1.01                         1.00
 $500,000 but under $1,000,000                     0.75                        0.76                         0.75
 $1,000,000 or more                                None                        None                         None

OTHER FIXED INCOME FUNDS

                                                                                                       DEALER DISCOUNT
                                               SALES CHARGE                 SALES CHARGE                OR AGENCY FEE
        AMOUNT OF TRANSACTION                  AS PERCENTAGE               AS PERCENTAGE              AS PERCENTAGE OF
          AT OFFERING PRICE                  OF OFFERING PRICE           OF AMOUNT INVESTED            OFFERING PRICE
-----------------------------------------------------------------------------------------------------------------------------
Less than $50,000                                  4.75%                       4.99%                        4.25%
$50,000 but under $100,000                         4.50%                       4.71%                        4.00%
$100,000 but under $250,000                        3.50%                       3.63%                        3.00%
$250,000 but under $500,000                        2.75%                       2.83%                        2.25%
$500,000 but under $1,000,000                      2.00%                       2.04%                        1.75%
$1,000,000 or more                                 None                         None                        None

EQUITY FUNDS
                                                                                                       DEALER DISCOUNT
                                               SALES CHARGE                 SALES CHARGE                OR AGENCY FEE
        AMOUNT OF TRANSACTION                  AS PERCENTAGE               AS PERCENTAGE               AS PERCENTAGE OF
          AT OFFERING PRICE                  OF OFFERING PRICE           OF AMOUNT INVESTED            OFFERING PRICE
-----------------------------------------------------------------------------------------------------------------------------
Under $50,000                                      5.75%                       6.10%                        5.00%
$50,000 but under $100,000                         4.75%                       4.99%                        4.25%
$100,000 but under $250,000                        3.75%                       3.90%                        3.25%
$250,000 but under $500,000                        2.75%                       2.83%                        2.25%
$500,000 but under $1,000,000                      2.00%                       2.04%                        1.75%
$1,000,000 or more                                 None                         None                        None

   In addition to the dealer discount on purchases of Class A Shares, the Distributor intends to pay investment dealers a sales commission of 4% of the sale price of Class B Shares and a sales commission of 1% of the sale price of Class C Shares sold by such dealers. In addition to the dealer discount on purchases for Short Term Bond Fund of Class A Shares, the Distributor intends to pay investment dealers a sales commission of 2% of the sale price of Class B Shares and a sales commission of 1% of the sale price of Class T Shares sold by such dealers. This sales commission will not be paid to dealers for sales of Class B Shares purchased by 401(k) participants of the Merrill Lynch Daily K Plan due to a waiver of the CDSC for these Plan participants' purchases. Your broker, dealer or financial advisor may also charge you additional commissions or fees for their services in selling shares to you provided they notify the Distributor of their intention to do so.

   Dealers and other entities who enter into special arrangements with the Distributor may receive compensation for the sale and promotion of shares of the Funds and/or for providing other shareholder services. Such fees are in addition to the sales commissions referenced above and may be based upon the amount of sales of fund shares by a dealer; the provision of assistance in marketing of fund shares; access to sales personnel and information dissemination services, provision of recordkeeping and administrative services to qualified employee benefit plans; and other criteria as established by the Distributor. Depending on the nature of the services, these fees may be paid either from the Funds through distribution fees, service fees or transfer agent fees or in some cases, the Distributor may pay certain fees from its own profits and resources. From its own profits and resources, the Distributor does intend to: (a) from time to time pay special incentive and retention fees to qualified wholesalers, registered financial institutions and third party marketers; (b) pay broker-dealers an amount equal to 1% of the first $3 million of Class A Share purchases by an account held in the name of a qualified employee benefit plan with at least 100 eligible employees, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million; and (c) excluding purchases as described in (b) above, pay broker-dealers an amount equal to 1.00% of the amount of Class A Shares sold from $1,000,000 to $3,000,000, 0.50% on amounts of $3,000,001 to
$10,000,000 and 0.25% on amounts greater than $10,000,000. If part or all of such investment as described in (b) and (c) above, including investments by qualified employee benefit plans, is subsequently redeemed within one year, a 1% CDSC may apply, except for redemptions of shares purchased on which a finder's fee has been paid where such investor's dealer of record, due to the nature of the investor's account, notifies the Distributor prior to the time of the investment that the dealer waives the finder's fee otherwise payable to the dealer, or agrees to receive such finder's fee ratably over a 12-month period. For purposes of determining the applicability of the CDSC, the one-year CDSC period begins on the last day of the month preceding the month in which the purchase was made. In addition, the Distributor may pay the entire applicable sales charge on purchases of Class A Shares to selected dealers and agents. Any dealer who receives more than 90% of a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933. PEPCO reserves the right to discontinue or alter such fee payment plans at any time.

   From its own resources or pursuant to the Trust's Distribution Plan, and subject to the dealers' prior approval, the Distributor may provide additional compensation to registered representatives of dealers in the form of travel expenses, meals, and lodging associated with training and educational meetings sponsored by the Distributor. The Distributor may also provide gifts amounting in value to less than $100, and occasional meals or entertainment, to registered representatives of dealers. Any such travel expenses, meals, lodging, gifts or entertainment paid will not be preconditioned upon the registered representatives' or dealers' achievement of a sales target. The Distributor may, from time to time, reallow the entire portion of the sales charge on Class A Shares which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

ADMINISTRATIVE SERVICES
   Effective July 1, 2006, PEPCO also acts as administrative agent ("Administrator") of the Trust. For its services as Administrator, PEPCO receives an administration fee based upon the average net assets across all non-money market Phoenix Funds within the Phoenix Funds and Phoenix Edge Series Funds at the following incremental annual rates.

   First 5 billion                                             0.09%
   $5 billion to $15 billion                                   0.08%
   Greater than $15 billion                                    0.07%

   For the money market Funds, the fee is 0.035% of the average net assets across all Phoenix money market Funds within the Phoenix Funds and Phoenix Edge Series Funds.

   Until June 30, 2006, PEPCO served as Financial Agent to the Trust. PEPCO received a fee equal to the sum of (1) the documented cost to PEPCO to provide oversight of PFPC, Inc. (subagent to PEPCO) ("PFPC"), plus (2) the documented costs of fund accounting, tax services and related services provided by PFPC.

   For services to the Trust during the fiscal years ended September 30, 2004, 2005 and 2006, PEPCO received $242,004, $201,856 and $140,427 respectively.

                               DISTRIBUTION PLANS

   The Trust has adopted a distribution plan for each class of shares (except Class I Shares) (i.e., a plan for the Class A Shares, a plan for the Class B Shares, a plan for the Class C Shares and a plan for the Class T Shares; collectively, the "Plans") in accordance with Rule 12b-1 under the 1940 Act, to compensate the Distributor for the services it provides and for the expenses it bears under the Underwriting Agreement. Each class of shares pays a service fee at a rate of 0.25% per annum of the average daily net assets of such class of the Fund and a distribution fee based on average daily net assets at a rate of 0.75% per annum for Class B Shares (0.55% for the Multi-Sector Short Term Bond
Fund), at a rate of 0.75% per annum for Class C Shares (0.25% for the Multi-Sector Short Term Bond Fund), and at a rate of 0.75% per annum for Class T Shares.

   From the Service Fee, the Distributor expects to pay a quarterly fee to qualifying broker-dealer firms, as compensation for providing personal services and/or the maintenance of shareholder accounts, with respect to shares sold by such firms. In the case of shares of the Funds being sold to an affiliated fund of funds, fees payable under the Plans shall be paid to the distributor of the fund of funds. This fee will not exceed on an annual basis 0.25% of the average annual net asset value of such shares, and will be in addition to sales charges on Fund shares which are re-allowed to such firms. To the extent that the entire amount of the Service Fee is not paid to such firms, the balance will serve as compensation for personal and account maintenance services furnished by the Distributor. The Distributor also pays to dealers an additional compensation with respect to Class C Shares at the rate of 0.75% of the average annual net asset value of that class.

   In order to receive payments under the Plans, participants must meet such qualifications to be established in the sole discretion of the Distributor, such as services to the Funds' shareholders; or services providing the Funds with more efficient methods of offering shares to coherent groups of clients, members or prospects of a participant; or services permitting bulking of purchases or sales, or transmission of such purchases or sales by computerized tape or other electronic equipment; or other processing.

   For the fiscal year ended September 30, 2006, the Funds paid Rule 12b-1 Fees in the amount of $422,052, of which the Distributor received $157,697, and unaffiliated broker-dealers received $264,355. The Rule 12b-1 payments were used for (1) compensation to dealers, $275,672; (2) compensation to sales personnel, $208,154; (3) advertising, $46,171; (4) service costs, $21,779; (5) printing and mailing of prospectuses to other than current shareholders, $2,379; and (6) other, $31,162.

   On a quarterly basis, the Funds' Trustees review a report on expenditures under the Plans and the purposes for which expenditures were made. The Trustees conduct an additional, more extensive review annually in determining whether the Plans will be continued. By its terms, continuation of the Plans from year to year is contingent on annual approval by a majority of the Funds' Trustees and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (the "Plan Trustees"). The Plans provide that they may not be amended to increase materially the costs which the Funds may bear pursuant to the Plans without approval of the shareholders of that Class of the Funds and that other material amendments to the Plans must be approved by a majority of the Plan Trustees by vote cast in person at a meeting called for the purpose of considering such amendments. The

Plans further provide that while they are in effect, the selection and nomination of Trustees who are not "interested persons" shall be committed to the discretion of the Trustees who are not "interested persons." The Plans may be terminated at any time by vote of the Plan Trustees or a majority of the outstanding shares of the relevant Class of the Funds.

   No interested person of the Funds and no Trustee who is not an interested person of the Funds, as that term is defined in the 1940 Act, had any direct or indirect financial interest in the operation of the Plans.

   The NASD regards certain distribution fees as asset-based sales charges subject to NASD sales load limits. The NASD's maximum sales charge rule may require the Trustees to suspend distribution fees or amend the Plans.

   The Board of Trustees has also adopted a Plan pursuant to Rule 18f-3 under the 1940 Act permitting the issuance of shares in multiple classes.

                             MANAGEMENT OF THE TRUST

   The Trust is an open-end management investment company known as a mutual fund. The Trustees of the Trust ("Trustees") are responsible for the overall supervision of the Trust and perform the various duties imposed on Trustees by the 1940 Act and Delaware statutory trust law.

TRUSTEES AND OFFICERS
    The Trustees are responsible for the overall supervision of the Funds, including establishing the Funds' policies, general supervision and review of their investment activities. The officers who administer the Funds' daily operations, are appointed by the Board of Trustees. The current Trustees and officers of the Trust performing a policy-making function and their affiliations and principal occupations for the past five years are set forth below. Unless otherwise noted, the address of each individual is 56 Prospect Street, Hartford, Connecticut 06115-0480. There is no stated term of office for Trustees of the Trust.

                              INDEPENDENT TRUSTEES

                                                      NUMBER OF
                                                    PORTFOLIOS IN
                                                    FUND COMPLEX
        NAME, ADDRESS AND            LENGTH OF        OVERSEEN              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
          DATE OF BIRTH             TIME SERVED      BY TRUSTEE               AND OTHER DIRECTORSHIPS HELD BY TRUSTEE
          -------------             -----------      ----------               ---------------------------------------

E. Virgil Conway                   Served                __          Chairman, Rittenhouse Advisors, LLC (consulting firm)
Rittenhouse Advisors, LLC          since 2000.                       (2001-present). Trustee/Director, Phoenix Funds Complex
101 Park Avenue                                                      (1983-present). Trustee/Director, Realty Foundation of
New York, NY 10178                                                   New York (1972-present), Josiah Macy, Jr. Foundation
DOB: 8/2/29                                                          (Director/Trustee) (1975-2004) (Honorary) (2004-present),
                                                                     Pace University (Director/Trustee/Emeritus)
                                                                     (2003-present) (Director/Trustee Emeritus)
                                                                     (2003-present), Greater New York Councils, Boy Scouts of
                                                                     America (1985-present), The Academy of Political Science
                                                                     (Vice Chairman) (1985-present), Urstadt Biddle Property
                                                                     Corp. (1989-present), Colgate University (Trustee
                                                                     Emeritus) (2004-present). Director/Trustee, The Harlem
                                                                     Youth Development Foundation, (Chairman) (1998-2002),
                                                                     Metropolitan Transportation Authority (Chairman)
                                                                     (1992-2001), Trism, Inc. (1994-2001), Consolidated Edison
                                                                     Company of New York, Inc. (1970-2002), Atlantic Mutual
                                                                     Insurance Company (1974-2002), Centennial Insurance
                                                                     Company (1974-2002), Union Pacific Corp. (1978-2002),
                                                                     BlackRock Freddie Mac Mortgage Securities Fund (Advisory
                                                                     Director) (1990-2000), Accuhealth (1994-2002), Pace
                                                                     University (1978-2003), New York Housing Partnership
                                                                     Development Corp. (Chairman) (1981-2003), Josiah Macy,
                                                                     Jr. Foundation (1975-2004).

                                                      NUMBER OF
                                                    PORTFOLIOS IN
                                                    FUND COMPLEX
        NAME, ADDRESS AND            LENGTH OF        OVERSEEN              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
          DATE OF BIRTH             TIME SERVED      BY TRUSTEE               AND OTHER DIRECTORSHIPS HELD BY TRUSTEE
          -------------             -----------      ----------               ---------------------------------------
Harry Dalzell-Payne                Served                __          Retired. Trustee/Director, Phoenix Funds Complex
The Flat, Elmore Court             since 1999.                       (1983-present).
Elmore, GL0S, GL2 3NT
U.K.
DOB: 8/9/29

Francis E. Jeffries                Served since          __          Director, The Empire District Electric Company
8477 Bay Colony Dr. #902           2005.                             (1984-2004). Trustee/Director, Phoenix Funds Complex
Naples, FL 34108                                                     (1987-present).
DOB: 9/23/30

Leroy Keith, Jr.                   Served since          __          Partner, Stonington Partners, Inc. (private equity fund)
Stonington Partners, Inc.          2005.                             (2001-present). Director/Trustee, Evergreen Funds (six
736 Market Street, Ste. 1430                                         portfolios) (1989-present). Trustee, Phoenix Funds
Chattanooga, TN 37402                                                Family (1980-present). Director, Diversapak
DOB: 2/14/39                                                         (2002-present), Obaji Medical Products Company
                                                                     (2002-present). Director, Lincoln Educational Services
                                                                     (2002-2004). Chairman, Carson Products Company
                                                                     (cosmetics) (1998-2000).

Geraldine M. McNamara              Served since          __          Retired. Trustee/Director, Phoenix Funds Complex
40 East 88th Street                2001.                             (2001-present). Managing Director, U.S. Trust Company of
New York, NY 10128                                                   New York (1982-2006).
DOB: 4/17/51

James M. Oates                     Served since          __          Chairman, Hudson Castle Group, Inc. (Formerly IBEX
c/o Northeast Partners             2005.                             Capital Markets, Inc.) (financial services)
150 Federal Street, Ste. 1000                                        (1997-present). Trustee/Director, Phoenix Funds Family
Boston, MA 02109                                                     (1987-present). Managing Director, Wydown Group
Trustee                                                              (consulting firm) (1994-present). Director, Investors
DOB: 5/31/46                                                         Financial Service Corporation (1995-present), Investors
                                                                     Bank & Trust Corporation (1995-present), Stifel
                                                                     Financial (1996-present), Connecticut River Bancorp
                                                                     (1998-present), Connecticut River Bank (1999-present),
                                                                     Trust Company of New Hampshire (2002-present). Chairman,
                                                                     Emerson Investment Management, Inc. (2000-present).
                                                                     Independent Chairman, John Hancock Trust (since 2005),
                                                                     Trustee, John Hancock Funds II and John Hancock Funds
                                                                     III (since 2005). Trustee, John Hancock Trust
                                                                     (2004-2005). Director/Trustee, AIB Govett Funds (six
                                                                     portfolios) (1991-2000), Command Systems, Inc.
                                                                     (1998-2000), Phoenix Investment Partners, Ltd.
                                                                     (1995-2001), 1Mind, Inc. (formerly 1Mind.com)
                                                                     (2000-2002), Plymouth Rubber Co. (1995-2003). Director
                                                                     and Treasurer, Endowment for Health, Inc. (2000-2004).

Richard E. Segerson                Served since          __          Managing Director, Northway Management Company
77 Briggs Way                      2005.                             (1998-present). Trustee/Director, Phoenix Funds Family
Chatham, MA 02633                                                    (1983-present).
DOB: 2/16/46

                                                      NUMBER OF
                                                    PORTFOLIOS IN
                                                    FUND COMPLEX
        NAME, ADDRESS AND            LENGTH OF        OVERSEEN              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
          DATE OF BIRTH             TIME SERVED      BY TRUSTEE               AND OTHER DIRECTORSHIPS HELD BY TRUSTEE
          -------------             -----------      ----------               ---------------------------------------
Ferdinand L.J. Verdonck            Served since          __          Director, Banco Urquijo (Chairman) (1998-present).
Nederpolder, 7                     2005.                             Trustee, Phoenix Funds Family (2002-present). Director,
B-9000 Gent, Belgium                                                 EASDAQ (Chairman) (2001-present), The JP Morgan Fleming
DOB: 7/30/42                                                         Continental European Investment Trust (1998-present),
                                                                     Groupe SNEF (1998-present), Santens N.V. (1999-present).
                                                                     Managing Director, Almanij N.V. (1992-2003). Director,
                                                                     KBC Bank and Insurance Holding Company (Euronext)
                                                                     (1992-2003), KBC Bank (1992-2003), KBC Insurance
                                                                     (1992-2003), Kredietbank, S.A. Luxembourgeoise
                                                                     (1992-2003), Investco N.V. (1992-2003), Gevaert N.V.
                                                                     (1992-2003), Fidea N.V. (1992-2003), Almafin N.V.
                                                                     (1992-2003), Centea N.V. (1992-2003), Dutch Chamber of
                                                                     Commerce for Belgium and Luxemburg (1995-2001), Phoenix
                                                                     Investment Partners, Ltd. (1995-2001). Director, Degussa
                                                                     Antwerpen N.V. (1998-2004).


                               INTERESTED TRUSTEES

    Each of the individuals listed below is an "interested person" of the Trust, as defined in Section 2(a)(19) of the 1940 Act, as amended, and the rules and regulations thereunder.

                                                     NUMBER OF
                                                   PORTFOLIOS IN
                                                   FUND COMPLEX
NAME, ADDRESS, DATE OF BIRTH        LENGTH OF        OVERSEEN              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
 AND POSITION(S) WITH TRUST         TIME SERVED      BY TRUSTEE               AND OTHER DIRECTORSHIPS HELD BY TRUSTEE
 --------------------------         -----------      ----------               ---------------------------------------

George R. Aylward*               Trustee and             __          Senior Executive Vice President and President, Asset
Trustee and President            President since                     Management, The Phoenix Companies, Inc. (since 2007).
DOB: 8/17/64                     November 2006.                      Director (2006-present), President (2006-present) and
                                                                     Chief Operating Officer (2004-present), Phoenix Investment
                                                                     Partners, Ltd. Director (2006-present) and President (since
                                                                     2007), DPCM Holding, Inc. Director and Executive Vice
                                                                     President, Duff & Phelps Investment Management Co.
                                                                     (2006-present). Director (2006-present) and Executive Vice
                                                                     President (2005-present), Engemann Asset Management. President,
                                                                     Euclid Advisers, LLC (2006-present). Director (2006-present)
                                                                     and Executive Vice President (2005-present), Goodwin Capital
                                                                     Advisers, Inc. Executive Vice President, Kayne Anderson Rudnick
                                                                     Investment Management, LLC (since 2007). Director and
                                                                     President, Pasadena Capital Corporation (2006-present).
                                                                     Director and Executive Vice President, Phoenix Equity Planning
                                                                     Corporation (2005-present). Director and President, Phoenix
                                                                     Investment Counsel, Inc. (2006-present). President,
                                                                     Phoenix/Zweig Advisers, LLC (2006-present). Executive Vice
                                                                     President, PXP Securities Corp. (2005-present). Director and
                                                                     President, Rutherford Financial Corporation (2006-present).
                                                                     Executive Vice President, Rutherford, Brown & Catherwood, LLC
                                                                     (2006-present). Executive Vice President, SCM Advisers LLC
                                                                     (2006-present). President, the Phoenix Funds Family
                                                                     (2006-present). Previously, Vice President, Phoenix Life
                                                                     Insurance Company (2002-2004). Vice President, The Phoenix
                                                                     Companies, Inc. (2003-2004). Vice President, Finance,

                                                     NUMBER OF
                                                   PORTFOLIOS IN
                                                   FUND COMPLEX
NAME, ADDRESS, DATE OF BIRTH        LENGTH OF        OVERSEEN              PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
 AND POSITION(S) WITH TRUST         TIME SERVED      BY TRUSTEE               AND OTHER DIRECTORSHIPS HELD BY TRUSTEE
 --------------------------         -----------      ----------               ---------------------------------------
                                                                     Phoenix Investment Partners, Ltd. (2001-2002). Executive Vice
                                                                     President, the Phoenix Funds Family (2004-2006). Executive Vice
                                                                     President, Phoenix Investment Partners, Ltd. (2004-2006),
                                                                     Phoenix Investment Counsel, Inc. (2005-2006), Euclid Advisers,
                                                                     LLC (2005-2006), Rutherford Financial Corporation (2005-2006),
                                                                     Phoenix/Zweig Advisers, LLC (2005-2006) and DPCM Holding, Inc.
                                                                     (2005-2007). Senior Vice President and Chief Operating Officer,
                                                                     Asset Management, The Phoenix Companies, Inc. (2004-2007).

Marilyn E. LaMarche**            Served since 2005.      __          Limited Managing Director, Lazard Freres & Co. LLC
Lazard Freres & Co. LLC                                              (1997-present). Trustee/Director, Phoenix Funds Family
30 Rockefeller Plaza,                                                (2002-present). Director, The Phoenix Companies, Inc.
59th Floor                                                           (2001-2005) and Phoenix Life Insurance Company
New York, NY 10020                                                   (1989-2005).
Trustee
DOB: 5/11/34

Philip R. McLoughlin***          Served since 1999.      __          Director, PXRE Corporation (Reinsurance) (1985-present),
200 Bridge Street                                                    World Trust Fund (1991-present). Trustee/Director,
Chatham, MA 02633                                                    Phoenix Funds Complex (1989-present). Management
Chairman                                                             Consultant (2002-2004), Chairman (1997-2002), Chief
DOB: 10/23/46                                                        Executive Officer (1995-2002) and Director (1995-2002),
                                                                     Phoenix Investment Partners, Ltd. Director and Executive
                                                                     Vice President, The Phoenix Companies, Inc. (2000-2002).
                                                                     Director (1994-2002) and Executive Vice President,
                                                                     Investments (1987-2002), Phoenix Life Insurance Company.
                                                                     Director (1983-2002) and Chairman (1995-2002), Phoenix
                                                                     Investment Counsel, Inc. Director (1982-2002), Chairman
                                                                     (2000-2002) and President (1990-2000), Phoenix Equity
                                                                     Planning Corporation. Chairman and Chief Executive
                                                                     Officer, Phoenix/Zweig Advisers LLC (1999-2002).
                                                                     Director (2001-2002) and President (April 2002-September
                                                                     2002), Phoenix Investment Management Company. Director
                                                                     and Executive Vice President, Phoenix Life and Annuity
                                                                     Company (1996-2002). Director (1995-2000) and Executive
                                                                     Vice President (1994-2002) and Chief Investment Counsel
                                                                     (1994-2002), PHL Variable Insurance Company. Director,
                                                                     Phoenix National Trust Holding Company (2001-2002).
                                                                     Director (1985-2002) and Vice President (1986-2002) and
                                                                     Executive Vice President (April 2002-September 2002), PM
                                                                     Holdings, Inc. Director, WS Griffith Associates, Inc.
                                                                     (1995-2002). Director, WS Griffith Securities, Inc.
                                                                     (1992-2002).


  * Mr. Aylward is an "interested person" as defined in the Investment Company Act of 1940, by reason of his position with Phoenix Investment Partners, Ltd. and its affiliates.

 ** Ms. LaMarche is an "interested person," as defined in the 1940 Act, by reason of her former position as Director of The Phoenix Companies, Inc. and Phoenix Life Insurance Company.

*** Mr. McLoughlin is an "interested person" as defined in the 1940 Act, by reason of his former relationship with Phoenix Investment Partners, Ltd. and its affiliates.

                   OFFICERS OF THE TRUST WHO ARE NOT TRUSTEES

                              POSITION(S) HELD WITH
     NAME, ADDRESS AND         TRUST AND LENGTH OF                      PRINCIPAL OCCUPATION(S)
        DATE OF BIRTH              TIME SERVED                            DURING PAST 5 YEARS
        -------------              -----------                            -------------------
Francis G. Waltman             Senior Vice            Senior Vice President, Asset Management, The Phoenix Companies, Inc.
DOB: 7/27/62                   President since 2004.  (February 2006). Senior Vice President, Product Development and
                                                      Management (2005-present), Senior Vice President and Chief
                                                      Administrative Officer (2003-2004), Phoenix Investment Partners, Ltd.
                                                      Senior Vice President and Chief Administrative Officer, Phoenix
                                                      Equity Planning Corporation (1999-2003). Senior Vice President,
                                                      certain funds within the Phoenix Funds Family (2004-present).

Marc Baltuch                   Vice President and     Chief Compliance Officer, Zweig-DiMenna Associates LLC (1989-present).
900 Third Avenue               Chief Compliance       Vice President and Compliance Officer, certain funds within the
New York, NY 10022             Officer since 2005.    Phoenix Funds Complex (2004-present). Vice President, The Zweig Total
DOB: 9/23/45                                          Return Fund, Inc. and The Zweig Fund, Inc. (2004-present). President and Director, Watermark Securities, Inc. (1991-present). Assistant
                                                      Secretary, Gotham Advisors Inc. (1990-present). Secretary,
                                                      Phoenix-Zweig Trust (1989-2003) Secretary, Phoenix-Euclid Market
                                                      Neutral Fund (1999-2002).

Kevin J. Carr                  Vice President,        Vice President and Counsel, Phoenix Life Insurance Company (May
One American Row               Counsel, Chief Legal   2005-present). Vice President, Counsel, Chief Legal Officer and
Hartford, CT 06102             Officer and            Secretary, certain funds within the Phoenix Funds Complex (May
DOB: 8/30/54                   Secretary since        2005-present). Compliance Officer of Investments and Counsel,
                               2005.                  Travelers Life & Annuity
                                                      (Jan. 2005-May 2005).
                                                      Assistant General Counsel,
                                                      The Hartford Financial
                                                      Services Group
                                                      (1999-2005).

W. Patrick Bradley             Chief Financial        Second Vice President, Fund Administration, Phoenix Equity
DOB: 3/2/72                    Officer and            Planning Corporation (2004-present).Chief Financial Officer and
                               Treasurer              Treasurer (2006-present)  or Chief Financial Officer and
                               since 2005.            Treasurer (2005-present), certain funds within the Phoenix Funds
                                                      Family. Vice President, Chief Financial Officer, Treasurer and
                                                      Principal Accounting Officer, The Phoenix Edge Series Fund (since
                                                      2006). Assistant Treasurer, certain funds within the Phoenix Funds
                                                      Complex (2004-2006). Senior Manager (2002-2004), Manager (2000-2002),
                                                      Audit, Deloitte & Touche, LLP.

COMMITTEES OF THE BOARD
   The Board of Trustees has established several standing committees to oversee particular aspects of the Funds' management. They are:

   THE AUDIT COMMITTEE. The Audit Committee is responsible for overseeing the Funds' accounting and auditing policies and practices. The Audit Committee reviews the Funds' financial reporting procedures, their system of internal control, the independent audit process, and the Funds' procedures for monitoring compliance with investment restrictions and applicable laws and regulations and with the Code of Ethics. The Audit Committee is composed entirely of Independent Trustees; its members are E. Virgil Conway, Harry Dalzell-Payne, Francis E. Jeffries, Geraldine M. McNamara and James M. Oates. The Committee met four times during the Trust's last fiscal year.

   THE EXECUTIVE AND COMPLIANCE COMMITTEE. The function of the Executive and Compliance Committee is to serve as a contract review, compliance review and performance review delegate of the full Board of Trustees as well as act to on behalf of the Board when it is not in session, subject to limitations as set by the Board. Its members are E. Virgil Conway, Harry Dalzell-Payne, Leroy Keith, Jr., Philip R. McLoughlin, Geraldine M. McNamara, James M. Oates and Richard E. Segerson. Each of the members is an Independent Trustee, except Mr. McLoughlin, who is an Interested Trustee. The Committee met 11 times during the Trust's last fiscal year.

   THE GOVERNANCE AND NOMINATING COMMITTEE. The Governance and Nominating Committee is responsible for developing and maintaining governance principles applicable to the Funds, for nominating individuals to serve as Trustees, including as Independent Trustees, and annually evaluating the Board and Committees. The Governance and Nominating Committee is composed entirely of Independent Trustees; its members are E. Virgil Conway, Harry Dalzell-Payne, Leroy Keith, Jr., Geraldine M. McNamara and Ferdinand L.J. Verdonck. The Committee met four times during the Trust's last fiscal year.

   The Board has adopted a policy for consideration of Trustee nominees recommended by shareholders. With regards to such policy, an individual shareholder submitting a nomination must hold for at least one full year 5% of the shares of a series of the Trust. Shareholder nominees for Trustee will be given the same consideration as any candidate provided the nominee meets certain minimum requirements.

COMPENSATION
   Trustees who are not interested persons of the Adviser or any of its affiliates receive an annual retainer and fees and expenses for attendance at Board and Committee meetings. Officers and employees of the Adviser of the Funds who are interested persons are compensated for their services by the Adviser of the Funds, or an affiliate of the Adviser of the Funds, and receive no compensation from the Funds. The Trust does not have any retirement plan for its Trustees.

   For the Trust's fiscal year ended September 30, 2006, the Trustees received the following compensation:

                                        AGGREGATE              TOTAL COMPENSATION FROM TRUST
                                       COMPENSATION             AND FUND COMPLEX (96 FUNDS)
    NAME OF TRUSTEE                     FROM TRUST                   PAID TO TRUSTEES
    ---------------                     ----------                   ----------------
 INDEPENDENT TRUSTEES
 --------------------
 E. Virgil Conway                         $5,539                             $183,250
 Harry Dalzell-Payne                      $5,396                             $183,650
 Francis E. Jeffries                      $3,673*                            $141,750
 Leroy Keith, Jr.                         $3,660                             $104,473
 Geraldine M. McNamara                    $5,331*                            $176,750
 James M. Oates                           $5,046                             $136,612
 Richard E. Segerson                      $3,673*                             $97,500
 Ferdinand L.J. Verdonck                  $3,317                              $87,500

 INTERESTED TRUSTEES
 -------------------
 George R. Aylward                            $0                                   $0
 Marilyn E. LaMarche                      $2,955                              $79,750
 Philip R. McLoughlin                     $7,446                             $261,500

----------------------

* These Trustees have previously deferred compensation (and the earnings thereon) as of March 31, 2007 in the following amounts: Mr. Jeffries, $_____, Ms. McNamara, $_____ and Mr. Segerson, $_____.

TRUSTEE OWNERSHIP OF SECURITIES

   Set forth in the table below is the dollar range of equity securities owned by each Trustee as of December 31, 2006:


                                                                                                     TOTAL COMPENSATION
                                                                                                 FROM TRUST AND FUND COMPLEX
                                                                                                         (96 FUNDS)
    NAME OF TRUSTEE              DOLLAR RANGE OF EQUITY SECURITIES IN THE FUNDS IN THE TRUST          PAID TO TRUSTEES
    ---------------              -----------------------------------------------------------          ----------------
INDEPENDENT TRUSTEES
--------------------

E. Virgil Conway                                             None                                       Over $100,000
Harry Dalzell-Payne                                          None                                           None
Francis E. Jeffries                                          None                                       Over $100,000
Leroy Keith, Jr.                                             None                                        $1 - $10,000
Geraldine M. McNamara                                        None                                       Over $100,000
James M. Oates                                               None                                       Over $100,000
Richard E. Segerson                                          None                 Over $100,000
Ferdinand L.J. Verdonck                                      None                                           None


INTERESTED TRUSTEES
-------------------

George R. Aylward                                            None                                    $50,001 - $100,000
                                                             None
Marilyn E. LaMarche                                          None                                           None
Philip R. McLoughlin                   Earnings Driven Growth Fund: $10,001 - $50,000;                  Over $100,000

   At June __, 2007, the Trustees and officers as a group owned less than 1% of the then outstanding shares of any of the Funds.


PRINCIPAL SHAREHOLDERS

   The following table sets forth information as of June __, 2007 with respect to each person who owns of record or is known by the Trust to own of record or beneficially 5% or more of any class of the Trust's outstanding equity securities:


          NAME OF SHAREHOLDER                      NAME OF FUND AND CLASS              NUMBER OF SHARES   PERCENT OF CLASS
          -------------------                      ----------------------              ----------------   ----------------
Bear Stearns Securities Corp.           Bond Fund Class C
FBO XXX-XXX39-19
1 Metrotech Center North
Brooklyn, NY 11201-3870

Charles Schwab & Co                     Growth Opportunities Fund Class A
Attn: Mutual Funds / Team S
4500 Cherry Creek Dr. S FL 3
Denver, CO 80246

Charles Schwab & Co. Inc.               Bond Fund Class I
Reinvest Account                        Earnings Driven Growth Fund Class I
Attn: Mutual Fund Dept.
101 Montgomery Street
San Francisco, CA 94104-4151

First Clearing, LLC                     Bond Fund Class C
A/C XXXX-4224
John F. Hubble IRA
FCC AS Custodian
RR 2 Box 2724
Bethel, VT 05032

JP Morgan Chase Bank, N.A. FBO          Bond Fund Class I
XXXXX3207
500 Stanton Christiana Road
Newark, DE 19713-2107

MLPF&S for the Sole Benefit             Bond Fund Class B
of its Customers                        Bond Fund Class C
Attn: Fund Administration               Earning Driven Growth Fund Class A
4800 Deer Lake Dr. E., 3rd Flr.         Earning Driven Growth Fund Class B
Jacksonville, FL 32246-6484             Earning Driven Growth Fund Class C
                                        Growth Opportunities Fund Class A

NFS LLC FEBO                            Bond Fund Class I
FIIOC as Agent for
Qualified Employee Benefit
Plans (401K) FINOPS-IC Funds
100 Magellan Way KW1C
Covington, KY 41015-1987

NFS LLC FEBO                            Earnings Driven Growth Fund Class I
First Republic Bank
111 Pine St Fl 4
San Francisco, CA 94111-5604

          NAME OF SHAREHOLDER                      NAME OF FUND AND CLASS              NUMBER OF SHARES   PERCENT OF CLASS
          -------------------                      ----------------------              ----------------   ----------------
Phoenix Equity Planning Corp            Growth Opportunities Fund Class C
Attn: Corp Accounting
56 Prospect St
Hartford, CT 06103-2818

Phoenix Wealth Builder PHOLIO           Bond Fund Class A
Attn: Chris Wilkos
Shareholders Services Dept.
C/O Phoenix Equity Planning
101 Munson Street
Greenfield, MA 01301-9684

Phoenix Wealth Guardian PHOLIO          Bond Fund Class A
Attn: Chris Wilkos
Shareholders Services Dept.
C/O Phoenix Equity Planning
101 Munson Street
Greenfield, MA 01301-9684

Kathleen O'Reilly                       Growth Opportunities Fund Class C
400 North Main St. Unit 26
Manchester, CT 06040

Prudential Investment Management        Earning Driven Growth Fund Class A
Services
FBO Mutual Fund Clients
Attn: Pruchoice Unit
Mail Stop NJ 05-11-20
100 Mulberry St.
3 Gateway Center Fl. 11
Newark, NJ 07102-4000

Carolyn Turner TTEE                     Growth Opportunities Fund Class A
Robert E. Turner Jr. Trust
9 Horseshoe Ln
Paoli, PA 19301-1909

Robert E. Turner                        Growth Opportunities Fund Class A
Carolyn W. Turner JT WROS
9 Horseshoe Ln
Paoli, PA 19301-1909

Wells Fargo Investments, LLC            Growth Opportunities Fund Class C
A/C XXXX-9036
608 Second Avenue South 8th Floor
Minneapolis, MN 55402-1927

                             ADDITIONAL INFORMATION

CAPITAL STOCK AND ORGANIZATION
   As a Delaware statutory trust, the Trust's operations are governed by its Amended and Restated Agreement and Declaration of Trust dated March 1, 2001. A copy of the Trust's Certificate of Trust, as amended, is on file with the Office of the Secretary of State of the State of Delaware. Upon the initial purchase of shares, the shareholder agrees to be bound by the Trust's Agreement and Declaration of Trust, as amended. Generally, Delaware statutory trust shareholders are not personally liable for obligations of the Delaware statutory trust under Delaware law. The Delaware Statutory Trust Act (the "Delaware Act") provides that a shareholder of a Delaware statutory trust shall be entitled to the same limitation of liability extended to shareholders of private for-profit corporations. The Trust's Amended and Restated Agreement and Declaration of Trust expressly provides that the Trust has been organized under the Delaware Act and that the Declaration of Trust is to be governed by Delaware law. It is nevertheless possible that a Delaware statutory trust, such as the Trust, might become a party to an action in another state whose courts refused to apply Delaware law, in which case the Trust's shareholders could be subject to personal liability.

   To guard against this risk, the Amended and Restated Agreement and Declaration of Trust (i) contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides that notice of such disclaimer may be given in each agreement, obligation and instrument entered into or executed by the Trust or its Trustees, (ii) provides for the indemnification out of Trust property of any shareholders held personally liable for any obligations of the Trust or any series of the Trust and (iii) provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a Trust shareholder incurring financial loss beyond his or her investment because of shareholder liability is limited to circumstances in which all of the following factors are present: (1) a court refused to apply Delaware law; (2) the liability arose under tort law or, if not, no contractual limitation of liability was in effect; and (3) the Trust itself would be unable to meet its obligations. In the light of Delaware law, the nature of the Trust's business and the nature of its assets, the risk of personal liability to a Fund shareholder is remote.

   The Amended and Restated Agreement and Declaration of Trust further provides that the Trust shall indemnify each of its Trustees and officers against liabilities and expenses reasonably incurred by them, in connection with, or arising out of, any action, suit or proceeding, threatened against or otherwise involving such Trustee or officer, directly or indirectly, by reason of being or having been a Trustee or officer of the Trust. The Amended and Restated Agreement and Declaration of Trust does not authorize the Trust to indemnify any Trustee or officer against any liability to which he or she would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties.

   Under the Amended and Restated Agreement and Declaration of Trust, the Trust is not required to hold annual meetings to elect Trustees or for other purposes. It is not anticipated that the Trust will hold shareholders' meetings unless required by law or the Declaration of Trust. The Trust will be required to hold a meeting to elect Trustees to fill any existing vacancies on the Board if, at any time, fewer than a majority of the Trustees have been elected by the shareholders of the Trust. The Board is required to call a meeting for the purpose of considering the removal of persons serving as Trustee if requested in writing to do so by the holders of not less than 10% of the outstanding shares of the Trust.

   Shares of the Trust do not entitle their holders to cumulative voting rights, so that the holders of more than 50% of the outstanding shares of the Trust may elect all of the Trustees, in which case the holders of the remaining shares would not be able to elect any Trustees. As determined by the Trustees, shareholders are entitled to one vote for each dollar of net asset value (number of shares held times the net asset value of the applicable class of the applicable Fund).

   Pursuant to the Amended and Restated Agreement and Declaration of Trust, the Trustees may create additional funds by establishing additional series of shares in the Trust. The establishment of additional series would not affect the interests of current shareholders in the existing Funds. As of the date of this SAI, the Trustees have not determined to establish another series of shares in the Trust.

   Pursuant to the Amended and Restated Agreement and Declaration of Trust, the Trustees may establish and issue multiple classes of shares for each Fund. As of the date of this SAI, the Trustees have authorized the issuance of four classes of shares for the Bond and Earnings Driven Growth series, designated Class I Shares, Class A Shares, Class B Shares and Class C Shares, and two classes of shares for the Growth Opportunities series, designated Class A Shares and Class C Shares.

   Each share of each class of a Fund is entitled to such dividends and distributions out of the income earned on the assets belonging to that Fund which are attributable to such class as are declared in the discretion of the Trustees. In the event of the liquidation or dissolution of the Trust, shares of each class of each Fund are entitled to receive their proportionate share of the assets which are attributable to such class of such Fund and which are available for distribution as the Trustees in their sole discretion may determine. Shareholders are not entitled to any preemptive, conversion or subscription rights. All shares, when issued, will be fully paid and non-assessable by the Trust.

   Subject to shareholder approval (if then required), the Trustees may authorize each Fund to invest all or part of its investable assets in a single open-end investment company that has substantially the same investment objectives, policies and restrictions as the Fund. As of the date of this SAI, the Trustees do not have any plan to authorize any Fund to so invest its assets.

   Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. As a result, to the extent that the Trust or a shareholder is subject to the jurisdiction of a court that does not apply Delaware law, there is a possibility that the shareholders of a statutory trust such as the Trust may be personally liable for debts or claims against the Trust. The Amended and Restated Agreement and Declaration of Trust provides that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust. The Amended and Restated Agreement and Declaration of Trust provides for indemnification out of the Trust property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability, which is considered remote, is limited to circumstances in which a court refuses to apply Delaware law and the Trust itself would be unable to meet its obligations.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

   [To be named], is the independent registered public accounting firm for the Trust. [To be named] audits the Trust's annual financial statements and expresses an opinion thereon.


CUSTODIAN AND TRANSFER AGENT

   State Street Bank and Trust Company, 225 Franklin Street, Boston, MA 02110, serves as the Funds' custodian, except for the Growth Opportunities Fund. The Custodian of the Growth Opportunities Fund's assets is PFPC Trust Company, 301 Bellevue Parkway, Wilmington, DE 19809. The Trust has authorized the Custodians to appoint one or more subcustodians for the assets of the Funds held outside the United States. The securities and other assets of the Funds are held by each Custodian or any subcustodian separate from the securities and assets of each other Fund.


   Pursuant to a Transfer Agent and Service Agreement with the Phoenix Funds, PEPCO, One American Row, P.O. Box 5056, Hartford, CT 06102-5056, acts as Transfer Agent for the Trust (the "Transfer Agent") for which it is paid $16.95 for each designated shareholder account plus out-of-pocket expenses. The Transfer Agent is authorized to engage subagents to perform certain shareholder servicing functions from time to time for which such agents shall be paid a fee by the Transfer Agent. Fees paid by the Funds, in addition to the fee paid to PEPCO, will be reviewed and approved by the Board of Trustees.

REPORTS TO SHAREHOLDERS

   The fiscal year of the Trust ends on September 30. The Trust will send financial statements to its shareholders at least semiannually. An annual report containing financial statements audited by the Trust's independent registered public accounting firm, [to be named], will be sent to shareholders each year and is available without charge upon request.


FINANCIAL STATEMENTS
   The Funds' financial statements for the Trust's fiscal year ended September 30, 2006, included in the Trust's 2006 Annual Report to Shareholders, and the Funds' financial statements for the period February 1are incorporated herein by reference.

                                    APPENDIX

DESCRIPTION OF CERTAIN BOND RATINGS

MOODY'S INVESTORS SERVICE, INC.
   Aaa--Bonds that are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa--Bonds that are rated Aa are judged to be of high quality by all standards. Together with the Aaa group the comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

   A--Bonds that are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

   Baa--Bonds that are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Moody's also provides credit ratings for preferred stocks. Preferred stock occupies a junior position to bonds within a particular capital structure and that these securities are rated within the universe of preferred stocks.

   aaa--An issue that is rated "aaa" is considered to be a top-quality preferred stock. This rating indicates good asset protection and the least risk of dividend impairment within the universe of preferred stocks.

   aa--An issue that is rated "aa" is considered a high-grade preferred stock. This rating indicates that there is a reasonable assurance that earnings and asset protection will remain relatively well maintained in the foreseeable future.

   a--An issue that is rated "a" is considered to be an upper-medium grade preferred stock. While risks are judged to be somewhat greater than in the "aaa" and "aa" classifications, earnings and asset protections are, nevertheless, expected to be maintained at adequate levels.

   baa--An issue that is rated "baa" is considered to be a medium grade preferred stock, neither highly protected nor poorly secured. Earnings and asset protection appear adequate at present but may be questionable over any great length of time.

   Moody's ratings for municipal notes and other short-term loans are designated Moody's Investment Grade (MIG). This distinction is in recognition of the differences between short-term and long-term credit risk. Loans bearing the designation MIG 1 are of the best quality, enjoying strong protection by establishing cash flows of funds for their servicing or by established and broad-based access to the market for refinancing, or both. Loans bearing the designation MIG 2 are of high quality, with margins of protection ample although not so large as in the preceding group. A short term issue having a demand feature (i.e., payment relying on external liquidity and usually payable on demand rather than fixed maturity dates) is differentiated by Moody's with the use of the Symbol VMIG, instead of MIG.

   Moody's also provides credit ratings for tax-exempt commercial paper. These are promissory obligations (1) not having an original maturity in excess of nine months, and (2) backed by commercial banks. Notes bearing the designation P-1 have a superior capacity for repayment. Notes bearing the designation P-2 have a strong capacity for repayment.

STANDARD & POOR'S CORPORATION
   AAA--Bonds rated AAA have the higher rating assigned by Standard & Poor's Corporation. Capacity to pay interest and repay principal is extremely strong.

   AA--Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the higher rated issues only in small degree.

   A--Bonds rated A have a very strong capacity to pay interest and repay principal, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than bonds in higher rated categories.

   BBB--Bonds rated BBB are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.

   S&P's top ratings for municipal notes issued after July 29, 1984 are SP-1 and SP-2. The designation SP-1 indicates a very strong capacity to pay principal and interest. A "+" is added for those issues determined to possess overwhelming safety characteristics. An "SP-2" designation indicates a satisfactory capacity to pay principal and interest.

   Commercial paper rated A-2 or better by S&P is described as having a very strong degree of safety regarding timeliness and capacity to repay. Additionally, as a precondition for receiving an S&P commercial paper rating, a bank credit line and/or liquid assets must be present to cover the amount of commercial paper outstanding at all times.

   The Moody's Prime-2 rating and above indicates a strong capacity for repayment of short-term promissory obligations.

                                    GLOSSARY

   COMMERCIAL PAPER: Short-term promissory notes of large corporations with excellent credit ratings issued to finance their current operations.

   CERTIFICATES OF DEPOSIT: Negotiable certificates representing a commercial bank's obligations to repay funds deposited with it, earning specified rates of interest over given periods.

   BANKERS' ACCEPTANCES: Negotiable obligations of a bank to pay a draft which has been drawn on it by a customer. These obligations are backed by large banks and usually are backed by goods in international trade.

   TIME DEPOSITS: Non-negotiable deposits in a banking institution earning a specified interest rate over a given period of time.

   CORPORATE OBLIGATIONS: Bonds and notes issued by corporations and other business organizations in order to finance their long-term credit needs.

                           PHOENIX OPPORTUNITIES TRUST

                           PART C -- OTHER INFORMATION

ITEM 23. EXHIBITS

           a.1* Amended and Restated Agreement and Declaration of Trust dated March 1, 2000, filed via EDGAR with Post-Effective Amendment No. 12 (File No. 033-65137) on January 25, 2002 and incorporated herein by reference.

           a.2 Amendment to the Declaration of Trust of the Registrant, dated November 16, 2006, filed via EDGAR with Post-Effective Amendment No. 23 (File No. 033-65137) on January 30, 2007 and incorporated herein by reference.

           b.1. By-Laws dated November 16, 2005, filed via EDGAR with Post-Effective Amendment No. 23 (File No. 033-65137) on January 30, 2007 and incorporated herein by reference.

           b.2. Amendment No. 1 to the Amended and Restated By-Laws of the Registrant, dated August 23, 2006, filed via EDGAR with Post-Effective Amendment No. 23 (File No. 033-65137) on January 30, 2007 and incorporated herein by reference.


           c. Reference is made to Registrant's Agreement and Declaration of Trust. See Exhibit a.

           d.1. Amended and Restated Investment Advisory Agreement between the Registrant, on behalf of Phoenix Bond Fund, and Phoenix Earning Driven Growth Fund, and Phoenix Investment Counsel, Inc. ("PIC") effective November 20, 2002 filed via EDGAR with Post-Effective Amendment No. 14 (File No. 033-65137) on January 29, 2004 and incorporated herein by reference.

           d.2. Amendment to Amended and Restated Investment Advisory Agreement between Registrant and PIC dated June 8, 2006 on behalf of Growth Opportunities Fund, filed via EDGAR with Post-Effective Amendment No. 22 (File No. 033-65137) on June 9, 2006, and incorporated herein by reference.

           d.3. Subadvisory Agreement between PIC and Seneca Capital Management LLC ("Seneca") dated July 1, 1998 filed via EDGAR with Post-Effective Amendment No. 16 (File No. 033-65137) on January 27, 2006 and incorporated herein by reference.

           d.4. Investment Subadvisory Agreement Amendment between PIC and Seneca effective July 1, 1998 for the purpose of amending the Subadvisory Agreement of the same date in order to correct a typographical error in such Subadvisory Agreement, filed via EDGAR with Post-Effective Amendment No. 15 (File No. 033-65137) on January 25, 2005 and
                     incorporated herein by reference.

           d.5. Amendment to Subadvisory Agreement between PIC and Seneca dated November 20, 2002, filed via EDGAR with Post-Effective Amendment No. 14 (File No. 033-65137) on January 29, 2004 and incorporated herein by reference.

           d.6. Subadvisory Agreement between PIC and Turner Investment Partners, Inc. ("Turner") on behalf of Phoenix Growth Opportunities Fund dated June 9, 2006, filed via EDGAR with Post-Effective Amendment No. 22 (File No. 033-65137) on June 9, 2006, and incorporated herein by reference.


           d.7. Third Amendment to Subadvisory Agreement between PIC and Seneca Capital Management LLC dated September 1, 2006, filed via EDGAR with Post-Effective Amendment No. 23 (File No. 033-65137) on January 30, 2007 and incorporated herein by reference.


           e.1. Underwriting Agreement between Phoenix Equity Planning Corporation ("PEPCO") and Registrant dated July 1, 1998 and filed via EDGAR with Post-Effective Amendment No. 15 (File No. 033-65137) on January 25, 2005 and incorporated herein by reference. A Form of Underwriting Agreement between PEPCO and Registrant was previously filed via EDGAR with Post-Effective Amendment No. 5 (File No. 033-65137) on May 20, 1998 and incorporated herein by reference.


           e.2.      Form of Sales Agreement between PEPCO and dealers (June
                     2006), filed via EDGAR with Post-Effective Amendment No. 23 (File No. 033-65137) on January 30, 2007 and incorporated herein by reference.


           f. Form of Deferred Compensation Plan applicable to the Board of Trustees filed via EDGAR with Post-Effective Amendment No. 16 (File No. 033-65137) on January 27, 2006 and
                     incorporated herein by reference.

           g.1. Master Custodian Contract between Registrant and State Street Bank and Trust Company ("State Street") dated May 1, 1997 filed via EDGAR with Post-Effective Amendment No. 8 (File No. 033-65137) on January 24, 2000 and incorporated herein by reference.

           g.2. Amendment dated February 10, 2000 to Master Custodian Contract dated May 1, 1997 between Registrant and State Street filed via EDGAR with Post-Effective Amendment No. 14 (File No. 033-65137) on January 29, 2004 and incorporated herein by reference.

           g.3. Amendment dated July 2, 2001 to Master Custodian Contract dated May 1, 1997 between Registrant and State Street filed via EDGAR with Post-Effective Amendment No. 14 (File No. 033-65137) on January 29, 2004 and incorporated herein by reference.

           g.4. Amendment dated May 10, 2002 to Master Custodian Contract dated May 1, 1997 between Registrant and State Street filed via EDGAR with Post-Effective Amendment No. 14 (File No. 033-65137) on January 29, 2004 and incorporated herein by reference.


           g.5. Custodian Services Agreement between Registrant and PFPC Trust Company on behalf of Phoenix Growth Opportunities Fund, filed via EDGAR with Post-Effective Amendment No. 23 (File No. 033-65137) on January 30, 2007 and incorporated herein by reference.


           h.1. Expense Limitation Agreement dated February 1, 2006 between Registrant and PIC on behalf of Bond Fund and Earnings Driven Growth Fund, filed via EDGAR with Post-Effective Amendment No. 22 (File No. 033-65137) on June 9, 2006, and incorporated herein by reference.


           h.2. Amended and Restated Transfer Agency and Service Agreement between the Phoenix Funds and PEPCO dated July 1, 2006, filed via EDGAR with Post-Effective Amendment No. 23 (File No. 033-65137) on January 30, 2007 and incorporated herein by reference.

           h.3. Administration Agreement between Registrant and PEPCO dated July 1, 2006, filed via EDGAR with Post-Effective Amendment No. 23 (File No. 033-65137) on January 30, 2007 and
                     incorporated herein by reference.


           h.4. Expense Limitation Agreement dated June 8, 2006, between Registrant and PIC on behalf of Growth Opportunities Fund, filed via EDGAR with Post-Effective Amendment No. 22 (File No. 033-65137) on June 9, 2006, and incorporated herein by reference.

           i. Opinion and consent of Morris, Nichols, Arsht & Tunnell filed via EDGAR with Pre-Effective Amendment No. 2 (File No. 033-65137) on February 29, 1996 and incorporated herein by reference.

           j.1. Consent of Independent Registered Public Accounting Firm to be filed by amendment.


           k.        None.

           l. Share Purchase Agreement (the "Share Purchase Agreement") between Registrant and GMG/Seneca Capital Management, L.P. filed via EDGAR with Pre-Effective Amendment No.2 (File No. 033-65137) on February 29, 1996 and incorporated herein by reference.

           m.1. Amended and Restated Distribution Plan Pursuant to Rule 12b-1 for Class A Shares filed via EDGAR with Post-Effective Amendment No. 5 (File No. 033-65137) on May 20, 1998 and incorporated herein by reference.

           m.2. Distribution Plan Pursuant to Rule 12b-1 for Class B Shares adopted September 14, 2000 and filed via EDGAR with Post-Effective Amendment No. 10 (File No. 033-65137) on September 27, 2000 and incorporated herein by reference.

           m.3. Distribution Plan Pursuant to Rule 12b-1 for Class C Shares adopted September 14, 2000 and filed via EDGAR with Post-Effective Amendment No. 10 (File No. 033-65137) on September 27, 2000 and incorporated herein by reference.

           m.4. First Amendment to Class A Shares Amended and Restated Distribution Plan effective May 21, 2003 and filed via EDGAR with Post-Effective Amendment No. 14 (File No. 033-65137) on January 29, 2004 and incorporated herein by reference.


           n.1. 2006 Amended and Restated Rule 18f-3 Multi-Class Distribution Plan, adopted August 23, 2006, filed via EDGAR with Post-Effective Amendment No. 23 (File No. 033-65137) on January 30, 2007 and incorporated herein by reference.


           o.        Reserved.

           p.1. Amended and Restated Codes of Ethics of the Phoenix Funds and the Distributor (PEPCO) dated February 2006, filed via EDGAR with Post-Effective Amendment No. 22 (File No. 033-65137) on June 9, 2006, and incorporated herein by reference.

           p.2. Amended and Restated Code of Ethics of the Adviser (PIC) dated February 2006, filed via EDGAR with Post-Effective Amendment No. 17 (File No. 033-65137), on March 1, 2006 and incorporated herein by reference.

           p.3. Amended and Restated Code of Ethics of the Subadviser (Seneca) dated January 3, 2006, filed via EDGAR with Post-Effective Amendment No. 17 (File No. 033-65137), on March 1, 2006 and incorporated herein by reference.


           p.4. Code of Ethics of the Subadviser (Turner) dated February 1, 2005, filed via EDGAR with Post-Effective Amendment No. 23 (File No. 033-65137) on January 30, 2007 and incorporated herein by reference.

           q.1. Power of Attorney for all Trustees, dated November 15, 2006, filed via EDGAR with Post-Effective Amendment No. 23 (File No. 033-65137) on January 30, 2007 and incorporated herein by reference.


           -----------------
           * Filed herewith.

ITEM 24. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE FUND
    None.

ITEM 25. INDEMNIFICATION
    The Amended and Restated Agreement and Declaration of Trust dated March 1, 2001 and the Bylaws of the Registrant provide that no trustee or officer will be indemnified against any liability to which the Registrant would otherwise be subject by reason of or for willful misfeasance, bad faith, gross negligence or reckless disregard of such person's duties. The Amended and Restated Investment Advisory Agreement, Underwriting Agreement, Master Custodian Contract and Transfer Agency and Service Agreement each provides that the Trust will indemnify the other party (or parties, as the case may be) to the agreement for certain losses.

    Insofar as indemnification for liability arising under the Securities Act of 1933, as amended (the "Act"), may be available to trustees, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 26. BUSINESS AND OTHER CONNECTIONS OF THE INVESTMENT ADVISER
    See "Management of the Fund "in the Prospectus and" Services of the Adviser and Subadviser" and "Management of the Trust" in the Statement of Additional Information which is included in this Post-Effective Amendment. For information as to the business, profession, vocation or employment of a substantial nature of directors and officers of the Adviser and Subadviser, reference is made to the Adviser's and Subadviser's current Form ADV (PIC: SEC File No. 801-5995; Seneca: SEC File No. 801-51559 and Turner: SEC File No. 801-36220) filed under the Investment Advisers Act of 1940, and incorporated herein by reference.

ITEM 27. PRINCIPAL UNDERWRITER
    (a) PEPCO serves as the principal underwriter for the following registrants:

        Phoenix Adviser Trust, Phoenix Asset Trust, Phoenix CA Tax-Exempt Bond Fund, Phoenix Equity Series Fund, Phoenix Equity Trust, Phoenix Insight Funds Trust, Phoenix Institutional Mutual Funds, Phoenix Investment Series Fund, Phoenix Investment Trust 06, Phoenix Investment Trust 97, Phoenix Multi-Portfolio Fund, Phoenix Multi-Series Trust, Phoenix Opportunities Trust, Phoenix PHOLIOs(SM), Phoenix Portfolios, Phoenix Series Fund, Phoenix Strategic Equity Series Fund, Phoenix Life Variable Universal Life Account, Phoenix Life Variable Accumulation Account, PHL Variable Accumulation Account, Phoenix Life and Annuity Variable Universal Life Account, PHLVIC Variable Universal Life Account and PHL Variable Separate Account MVA1.

    (b) Directors and executive officers of PEPCO are as follows:

NAME AND PRINCIPAL                              POSITIONS AND OFFICES                     POSITIONS AND OFFICES
BUSINESS ADDRESS                                WITH DISTRIBUTOR                          WITH REGISTRANT
----------------                                ----------------                          ---------------

George R. Aylward                               Director and                              President
56 Prospect Street                              Executive Vice President
P.O. Box 150480
Hartford, CT 06115-0480

John H. Beers                                   Vice President and Secretary              Assistant Secretary
One American Row
P.O. Box 5056
Hartford, CT 06102-5056

Kevin J. Carr                                   Vice President                            Vice President, Counsel, Chief
One American Row                                and Assistant Secretary                   Legal Officer and Secretary
P.O. Box 5056
Hartford, CT 06102-5056

John R. Flores                                  Vice President and                        Anti-Money Laundering Officer
One American Row                                Anti-Money Laundering Officer             and Assistant Secretary
P.O. Box 5056
Hartford, CT 06102-5056


Stephen D. Gresham                              Director and                              None
56 Prospect Street                              Senior Vice President
P.O. Box 150480
Hartford, CT 06115-0480


Michael E. Haylon                               Director                                  None
One American Row
P.O. Box 5056
Hartford, CT 06102-5056

David C. Martin                                 Vice President and                        None
One American Row                                Chief Compliance Officer
P.O. Box 5056
Hartford, CT 06102-5056

Glenn H. Pease                                  Vice President, Finance                   None
56 Prospect Street                              and Treasurer
P.O. Box 150480
Hartford, CT 06115-0480


David R. Pellerin                               Vice President and                        None
56 Prospect Street                              Chief Financial Officer
P.O. Box 150480
Hartford, CT 06115-0480


Jacqueline M. Porter                            Assistant Vice President                  Vice President and
56 Prospect Street                                                                        Assistant Treasurer
P.O. Box 150480
Hartford, CT 06115-0480

Francis G. Waltman                              Senior Vice President                     Senior Vice President
56 Prospect Street
P.O. Box 150480
Hartford, CT 06115-0480

(c) To the best of the Registrant's knowledge, no commissions or other compensation was received by any principal underwriter who is not an affiliated person of the Registrant or an affiliated person of such affiliated person, directly or indirectly, from the Registrant during the Registrant's last fiscal year.

ITEM 28. LOCATION OF ACCOUNTS AND RECORDS
    Persons maintaining physical possession of accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder include:

Secretary of the Fund:                                    Principal Underwriter, Administrator and Transfer Agent:
    Kevin J. Carr, Esq.                                       Phoenix Equity Planning Corporation
    One American Row                                          One American Row
    P.O. Box 5056                                             P.O. Box 5056
    Hartford, CT 06102-5056                                   Hartford, CT 06102-5056


Investment Adviser:                                       Custodian and Dividend Dispersing Agent for Bond and Earnings
    Phoenix Investment Counsel, Inc.                      Driven Growth Funds:
    56 Prospect Street                                        State Street Bank and Trust Company
    P.O. Box 150480                                           225 Franklin Street
    Hartford, CT 06115-0480                                   Boston, MA 02110

Subadviser for Bond Fund and Earnings Driven              Custodian and Dividend Dispersing Agent for Growth
Growth Fund:                                              Opportunities Fund:
    SCM Advisors LLC                                          PFPC Trust Company
    909 Montgomery Street                                     301 Bellevue Parkway
    San Francisco, CA  94133                                  Wilmington, DE 19809

Subadviser for Growth Opportunities Fund:                 Subadviser for Global Utilities Fund and Real Estate Securities Fund:
    Turner Investment Partners, Inc.                          Duff & Phelps Investment Management Co
    1205 Westlakes Drive, Suite 100                           55 East Monroe Street
    Berwyn, PA 19312                                          Chicago, IL 60603

Subadviser for Market Neutral Fund:                       Subadvisor for Emerging Markets Bond Fund:
    Euclid Advisors LLC                                       HSBC Halbis Partners (USA) Inc.
    900 Third Avenue                                          475 Park Avenue South
    New York, NY 10022                                        New York, NY 10016

Subadviser for CA Tax-Exempt Bond Fund, Core Bond Fund,
High Yield Fund, Money Market Fund, Multi-Sector Fixed
Income Fund and Multi-Sector Short Term Bond Fund:
    Goodwin Capital Advisors, Inc.
    56 Prospect Street
    Hartford, CT 06115


ITEM 29. MANAGEMENT SERVICES
    None.

ITEM 30. UNDERTAKINGS
    None.

                                   SIGNATURES


    Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Trust has caused this amendment to the registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Hartford, and the State of Connecticut on the 13th day of April, 2007.


                                                                      PHOENIX OPPORTUNITIES TRUST

ATTEST: /s/      KEVIN J. CARR                                        BY: /s/   GEORGE R. AYLWARD
       -----------------------------------                               ---------------------------------
                 KEVIN J. CARR                                                  GEORGE R. AYLWARD
                 SECRETARY                                                      PRESIDENT


    Pursuant to the requirements of the Securities Act of 1933, as amended, this amendment to the registration statement has been signed below by the following persons in the capacities indicated on the 13th day of April, 2007.


SIGNATURE                                            TITLE
---------                                            -----

        /s/  George R. Aylward                    Trustee and President (principal executive officer)
-----------------------------------------
          George R. Aylward

        /s/ W. Patrick Bradley                    Chief Financial Officer and Treasurer
-----------------------------------------
          W. Patrick Bradley                      (principal financial and accounting officer)


-----------------------------------------
           E. Virgil Conway*                      Trustee


-----------------------------------------
        Harry Dalzell-Payne*                      Trustee


-----------------------------------------
          Francis E. Jeffries*                    Trustee


-----------------------------------------
           Leroy Keith, Jr.*                      Trustee


-----------------------------------------
        Marilyn E. LaMarche*                      Trustee


-----------------------------------------
        Philip R. McLoughin*                      Trustee and Chairman


-----------------------------------------
        Geraldine M. McNamara*                    Trustee


-----------------------------------------
            James M. Oates*                       Trustee


-----------------------------------------
           Richard E. Segerson*                   Trustee


-----------------------------------------
        Ferdinand L.J. Verdonck*                  Trustee

*By /s/ George R. Aylward
-----------------------------------------
*George R. Aylward, Attorney-in-Fact, pursuant to powers of attorney

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